UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05514

Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilmington International Fund (“International Fund”)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

Wilmington Real Asset Fund (“Real Asset Fund”)

Wilmington Diversified Income Fund (“Diversified Income Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2019, through April 30, 2020. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The last year brought a tale of two narratives for the global economy. During 2019 the global economy centered on trade, as escalating frictions between the U.S. and China disrupted global supply chains and weighed heavily on sentiment. The announcement of a phase one trade deal between the two sides in October, and progression toward the deal’s completion in December, fueled hopes for the possibility of a cyclical recovery in early 2020. Despite weakness in business investment, a byproduct of the trade war, the U.S. recorded Gross Domestic Product (“GDP”) growth of 2.3% (seasonally adjusted) in 2019, thanks to notable strength in consumer spending. Optimism abruptly reversed course in late February of 2020 as COVID-19, the infectious disease caused by the most recently discovered coronavirus, evolved from an outbreak to a global pandemic. Governments worldwide implemented strict lockdown measures to curb the virus’s spread, relegating consumers to their homes and forcing non-essential businesses to shutter. With economic activity grinding to a near standstill by the end of March, U.S. GDP declined by 4.8% (seasonally adjusted annualized rate) in the first quarter, providing an early glimpse into what is expected to be a materially weaker second quarter. As demand receded in April, gauges of manufacturing and services activity tumbled into contraction territory, core inflation dropped by a record 0.4% (month-over-month) and the U.S. unemployment rate spiked to 14.7%, its highest level since the Great Depression.

The fiscal and monetary response in the U.S. has been unparalleled historically, in its scale and speed of implementation. After delivering three rate cuts in 2019, the Federal Reserve (the “Fed”) lowered rates further by a cumulative 150 basis points1 in the first quarter of 2020 and moved to open-ended purchases of Treasuries and agency Mortgage-Backed Securities/Collateralized Mortgage-Backed Securities. Additionally, the Fed introduced a plethora of accommodations to support financial markets, businesses and governments. The Fed entered uncharted territory by creating new facilities to purchase corporate debt and fixed income ETFs, and later broadened their scope to include segments of the high yield market. The Federal government introduced roughly $3 trillion of fiscal stimulus through three pieces of legislation to provide direct support to consumers, businesses and governments, cushion the pandemic’s economic impact and accelerate the nation’s healthcare response.

Emerging and international developed economies, which are more export dependent than the U.S., were hit particularly hard by the trade war in 2019, with the global manufacturing sector moving into contraction in the third quarter, before showing signs of life towards the end of the year. A cyclical rebound appeared to be picking up steam in China, before COVID-19 emerged in its central province of Wuhan. As the first economy affected, China offered a preview to the rest of the world of the virus’s potential impact. After GDP growth decelerated in 2019, to its slowest pace in 30 years, China registered a record decline in the first quarter 2020. The Euro zone and UK economies suffered a tremendous economic toll as countrywide lockdown orders were set into motion and GDP contracted in the first quarter. Central banks outside the U.S. followed the Fed’s lead, in introducing record volumes of accommodation, while the fiscal response across international economies has been massive in scale.

Bond markets

The 2019 calendar year marked a strong period for bond markets, particularly for investment grade corporates, which posted their best annual performance since 2002 as rates fell precipitously and spreads compressed to near decade lows. However, the first quarter of 2020 brought one of the most volatile quarters in recent memory as the COVID-19 pandemic challenged corporate balance sheets and severely hampered liquidity. Taxable corporate credit spreads (interest rate in excess of the risk-free rate) and the ratio of high grade tax-exempt yields to Treasuries of equivalent maturity surged to decade highs. The 10-year Treasury yield plummeted to an all-time low as the Federal Reserve slashed rates to zero and investors sought safety. The Federal Reserve moved to open-ended quantitative easing and arranged a broad menu of facilities to enhance market liquidity and expand access to credit. The Fed’s pledge to provide direct support to corporate bond markets, for the first time in history, helped drive taxable spreads materially lower and boosted performance through the end of April. The energy sector weighed heavily on performance for corporates as the price of oil plunged to a historic record low. The more vulnerable high yield sector saw fundamentals deteriorate asymmetrically and lagged high grade peers in the risk-off environment.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

ii

For the 12-month period May 1, 2019 to April 30, 2020, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
14.27%	10.84%	9.37%	2.16%	-4.11%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

The past year brought a continuation of the predominant equity market trends observed in the second half of 2018, namely the dominance of U.S. over international equities, developed over emerging markets, growth over value and large over small cap. U.S. large cap equities capped off their second best annual performance of the decade in the 2019 calendar year and benefitted from corporate earnings that came in better than feared, supportive monetary policy and trade optimism from October through January. International developed and emerging market equities, which are more leveraged to global trade, suffered disproportionately throughout the US-China tariff disaster, while persistent dollar strength and investors’ preference for safe-haven assets presented additional headwinds for the international group. Risk appetite prevailed through January but was abruptly derailed as the COVID-19 outbreak escalated rapidly to a global pandemic and brought the longest bull market in history to a painful end. The selloff that transpired from February to late March was indiscriminate, affecting all regions with unsettling speed and magnitude, although winners and losers emerged during the subsequent rebound from March lows. Notably, U.S. small cap companies, which are more cyclical in nature, bore the brunt of the selloff, as the pandemic introduced a punishing blow to economic activity. Mega-cap technology stocks emerged as relative safe havens and proved more resilient than the broader market with earnings less impacted by the economic damage.

For the 12-month period May 1, 2019 to April 30, 2020, certain stock market indices performed as follows:

S&P 500 Index[8]	Russell 2000 Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
0.86%	-16.39%	-11.34%	-12.00%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk in your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 15, 2020

April 30, 2020 (unaudited) / PRESIDENT’S MESSAGE

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Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1. Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington International Fund (the “Fund”) had a total return of -12.35%* for Class A Shares and -12.28%* for Class I Shares, versus its benchmark, the MSCI – All Country World ex-US Index (Net, USD) ( MSCI ACW I ex-US)** which had a total return of -11.51%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the United States.

International equity markets exhibited considerable volatility during May through December 2019, mainly due to uncertainty around U.S. – China trade negotiations. Then, in mid-January 2020, COVID-19 burst out of Wuhan, rapidly spreading to elsewhere in Asia, Europe, and North America. Country after country imposed severe public health measures, with adverse economic impacts. Anticipating an acute global recession, international equity markets plunged in late February, reaching a trough in late March, before stabilizing. As the fiscal year ended, markets had partially recovered, on optimism that public health measures were beginning to work, and that economies could re-open.

Global investors favored technology stocks over energy and financial stocks throughout the fiscal year, particularly during the COVID-19 market drawdown. Share prices for energy stocks collapsed due to the combination of falling oil demand and conflict between Saudi Arabia and Russia over supply constraints. Share prices for European banks sharply dropped as regulatory authorities ordered dividend and buyback suspensions. The Fund’s slight overweight to technology stocks, and slight underweights to energy and financial stocks, made a significant positive contribution to excess return. However, the Fund’s underweight to consumer staples stocks, which tend to outperform during market downturns, hurt performance.

Likewise, investors favored stocks offering high-quality, sustainable earnings growth. This was particularly the case during the market drawdown, as investors grappled with uncertainty over the likely depth and duration of the emergent global recession. The Fund’s modest tilt toward high-quality growth stocks made a significant positive contribution to its excess return. However, the Fund’s tilt toward smaller capitalization stocks, which tend to underperform during market downturns, detracted from performance.

Global investors preferred stocks domiciled in Japan and Asia ex-Japan over those domiciled in Europe. Japanese stocks benefitted during the market drawdown, as well as during the preceding volatility, as investors sought the perceived “safe haven” of yen-denominated assets. The Fund’s slight overweight to Japan was helpful. By the end of the fiscal year, much of Asia ex-Japan had already emerged from lockdown, with Europe still contemplating plans for re-opening. The Fund was slightly overweight to each Asia ex-Japan and Europe, so the regional performance difference was not impactful.

The emergent global recession weighed heavily on the stock markets and currencies of commodity producing countries, namely Australia, Brazil, Canada, and South Africa. The Fund had meaningful underweights to such stocks, which contributed to the portfolio’s excess return.

It should be noted that reported fiscal year performance was impacted by the application of fair valuation to calculation of the Fund’s Net Asset Value on April 30th, the last day of the fiscal year. The intraday decline in the Russell 1000 (U.S. large cap) index met the threshold for triggering a downward adjustment to the Fund’s Net Asset Value.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -17.21%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 48 country indices comprising 22 developed and 26 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2020 (unaudited) / ANNUAL REPORT

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WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of Wilmington International Fund from April 30, 2010 to April 30, 2020, compared to the MSCI ACWI ex-US Net Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $10,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -17.21%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	-17.21%	-1.36%	1.84%

Class I^	-12.28%	-0.10%	2.57%

MSCI ACWI ex-US Net Index[2]	-11.51%	-0.17%	2.89%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.53% and 1.00%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.28% and 0.87%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2020 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of -2.57%* for Class A Shares and -2.31%* for Class I Shares, versus its benchmark, the HFRX Equity Hedge Fund Index**, which had a total return of -6.00%. The Fund also outperformed its Morningstar peer group (US Long-Short Equity), which returned -4.86%.

During the fiscal year that ended April 30, 2020, the Fund had strong risk-adjusted performance and met its objective of providing downside protected, hedged equity exposure.

The Fund outperformed both its benchmark and its peers, reducing the amount capital decreased during a volatile period. The Fund had a maximum peak to trough drawdown during the period of only 15.4% versus 20.4% for the peer group and nearly 34% for the MSCI ACWI.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen and hedged with market futures by Wellington’s Investment Strategy and Risk Team.

For the year, the long only equity strategies performed roughly in-line with Global Equities as represented by the MSCI ACWI Index. The Fund was helped by stock selection, though it was hurt considerably by sector selection, where the Fund was underweight tech and overweight industrials. Country selection was slightly negative, as the Fund was hurt by its overweight to Europe and underweight to US, but was helped by its overweight to Japan.

From an underlying strategy perspective four Portfolio Managers outperformed significantly, three underperformed and the rest were roughly in-line with their benchmarks. The top performer was a manager who focused on high quality companies with an overweight to U.S. markets. The poorest performer was an international value manager – a style that was very out of favor.

The Fund uses equity index futures to reduce the Fund’s net long exposure to the global equity market. The use of equity index futures contributed significantly to performance as the hedges were highly profitable during the first quarter of 2020.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -7.96%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Fund Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and Collaterized Mortgage Obligations (“CMO”). Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

April 30, 2020 (unaudited) / ANNUAL REPORT

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WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Global Alpha Equities Fund from January 12, 2012 (start of performance) to April 30, 2020 compared to the HFRX Equity Hedge Fund Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -7.96%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Year	Start of Performance (1/12/2012)

Class A^	-7.96%	0.07%	1.49%

Class I^	-2.31%	1.49%	2.45%

HFRX Equity Hedge Fund Index[2]	-6.00%	-1.14%	1.60%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.37% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 2.12% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2020 (unaudited)

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Real Asset Fund (the “Fund”) had a total return of -11.35%* for Class A Shares and -11.13%* for Class I Shares, versus its benchmark, the S&P Developed Property Index**, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (“Bloomberg Barclays U.S. TIPS Index”)***, and the Real Asset Blended Index, which had total returns of -15.73%, 9.46% and -11.53%, respectively.

Effective January 1, 2020, the Real Asset Blended Index is a mix of 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index (Total Return)****, and 25% Bloomberg Barclays U.S. TIPS Index. During this period, the Fund was hurt by its underweight to TIPS and overweight to Real Estate, but this was offset by its underweight to Commodities/Other Real Assets.

U.S. inflation-linked bond (“ILB”) markets posted strong returns for the fiscal year as real yields fell across the curve, first due to the end and reversal of the Federal Reserve (the “Fed”) hiking cycle and then with accelerated rate cuts, and flight to quality as the virus wreaked havoc to risk assets worldwide. ILB’s trailed nominal bonds, however, as already low inflation expectations plummeted in Q1 2020, which saw 10 year inflation expectations fall to 50 basis points in mid-March down from 1.8% to begin the year. The Fund reduced its TIPS exposure to zero on the view that with low nominal yields and little to no inflation for the foreseeable future, forward looking returns for TIPS are not compelling. The Fund’s TIPS exposure trailed the index slightly as TIPS continued to rally after the Fund began reducing its exposure.

Global real estate securities, as measured by the S&P Developed Property Index, were down around 16% for the fiscal year. After a strong 2019, real estate saw a dramatic fall in February and March of 2020, before recovering somewhat in April. The U.S. slightly outperformed international markets as U.S. risk assets continued to outperform foreign assets, and the strong U.S. dollar further hurt international markets. The Fund’s real estate sleeve slightly under-performed the index, as the Fund was overweight international for much of the period and also had some exposure to emerging markets real estate, which trailed developed markets.

Commodities fell over 20% during the fiscal year, with 100% of the losses occurring in the first 4 months of 2020. Energy led the decline, falling over 50%, on virus induced demand shock as well as price war between Saudi Arabia and Russia. Industrial metals also saw a steep decline on reduced demand. Precious metals were the only positive category, as gold jumped 30%. The Fund’s commodities/ other real assets exposure slightly outperformed the Bloomberg Commodity Index, as its overweight gold more than offset its energy and master limited partnership exposures.

The Fund uses derivatives, which include interest rate/inflation options, interest rate futures, interest rate/inflation swaps, and credit default swaps, to enhance returns of the Fund and to hedge (or protect) against adverse movements in interest rates and movements in the bond markets. During the fiscal year, the Fund’s use of derivatives had a moderately negative impact on the relative performance of the Fund’s exposure to inflation protected securities versus the asset class benchmark due to swap rates underperforming government cash bond rates, while synthetic credit outperformed cash corporate bonds.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -16.23%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

***

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

****

Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2020 (unaudited) / ANNUAL REPORT

6

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Real Asset Fund from April 30, 2010 to April 30, 2020 compared to the S&P Developed Property Index2, the Bloomberg Barclays U.S. TIPS Index2, and the Real Asset Blended Index3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -16.23%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	-16.23%	-2.02%	1.26%

Class I^	-11.13%	-0.66%	2.09%

Bloomberg Barclays U.S. TIPS Index[2]	9.46%	3.08%	3.52%

S&P Developed Property Index[2]	-15.73%	-0.04%	5.27%

Real Asset Blended Index[3]	-11.53%	-0.50%	2.78%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.46% and 1.10%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.21% and 0.85%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays U.S. TIPS Index and the S&P Developed Property Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index (Total Return) and 25% Bloomberg Barclays U.S. Tips Index. Prior to January 1, 2020, it consisted of: 60% S&P Developed Property Index, 20% Bloomberg Barclays U.S. TIPS Index, and 20% Bloomberg Commodity Index (Total Return).

ANNUAL REPORT / April 30, 2020 (unaudited)

WILMINGTON DIVERSIFIED INCOME FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Diversified Income Fund (the “Fund”) had a total return of -6.17%* for Class A Shares and -5.83%* for Class I Shares, versus its benchmarks, the Russell 1000® Value Index**, Barclays US Aggregate Bond Index**, and the Diversified Blended Index**, which had total returns of -11.01%, 10.84%, and -3.83% respectively.

The Wilmington Diversified Income Fund seeks to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income. The Fund is diversified across asset classes and geographies, with a philosophy that focuses on strategic positioning, minimizing tactical allocation shifts, and restrained turnover.

The fiscal year began with a market focused on one set of challenges, and ended the year firmly fixated on another. Much of the market’s focus during calendar 2019 revolved around the on-again off-again progress of the U.S. reaching a phase one trade deal with China. The imposition of tariffs precipitated a drag on global economic activity, and the announcement of a phase one agreement early in the fourth quarter was welcomed by the markets. The deal, coupled with the Federal Reserve’s (the “Fed”) decision to lower rates in the back half of the calendar year, propelled equity markets higher, with the S&P 500, MSCI EAFE, and Russell 1000 Value indices all posting returns for calendar year 2019 that were well north of 20 percent.

Against this backdrop of strength, your Fund posted calendar 2019 returns of 17.42% for Class A Shares and 17.71% for Class I Shares, very strong relative to our long-term expectations for the Fund. Throughout 2019 the market continued to favor the growth investing style to the more value-oriented style of the Fund, a trend that weighed on our peer rankings but did nothing to diminish the strong absolute returns and attractive income level delivered by the strategy. Turn the calendar to 2020 and enter the unseen enemy – COVID-19.

The year 2020 began in relatively uneventful fashion, with the trade agreement largely resolved and the prospect of a presidential election becoming a more significant influence on markets going forward. Early in the quarter, word of a new SARs-like virus impacting China began to garner more headlines. As the aggressive nature of the coronavirus became more apparent and the disease quickly spread to Europe and eventually the U.S., late February proved a time of reckoning. The virus had completed its stealth-like diffusion, successfully setting the stage for an ambush of the global economy.

March witnessed an abrupt and historic cessation of economic activity globally as societies across the world took shelter and looked to bolster the medical capabilities needed to combat this new foe. Your Fund, which is designed to pursue its goals across a normal business cycle proved ill-suited to defend in this global pandemic scenario. The sudden halt to global economic activity cast an immediate spotlight on balance sheet strength and, more precisely, cash on hand of businesses. A multitude of companies drew down credit lines to bolster cash positions in hopes of “getting to the other side” of the pandemic. Suspension of dividends (as well as share buybacks)

became commonplace, motivated by a desire to preserve precious cash or, in some cases, as a regulatory imperative given numerous stimulus packages launching globally.

Against this backdrop, several of the Fund’s asset classes that are typically defensive in market downturns were not in the COVID-19 era. Our dividend-oriented equity strategies, the Enhanced Dividend Income Strategy (“EDIS”) and the iShares International Select Dividend ETF (“IDV”) posted steep declines. In the downturn, IDV lagged the MSCI EAFE Index by a wide margin as the strategy’s overweight to Europe, an active zone for dividend suspensions, and underweight to Japan, which proved more defensive in the downturn, was a poor combination. Real Estate Investment Trusts (“REITs”), another asset class with traditionally defensive behavior, suffered as cash-strapped consumers and businesses withheld rent and mortgage payments, while numerous office and retail clients failed.

Our overweight to the Wilmington Trust Core Bond allocation was a bright spot during the crisis, as our actively managed fixed income allocation was able to defend in the downturn, delivering mid-single digit positive returns on a year-to-date basis, and delivering a double-digit return for the full fiscal year. Portions of the fixed income markets struggled early in the crisis, with some segments of the market essentially frozen due to lack of liquidity. Federal Reserve intervention proved effective, however, providing liquidity and unlocking the broader fixed income market to the benefit of all participants, including our Fund. While high yield fixed income declined in the downturn and posted a negative return for the full fiscal year, the asset class seemed to hold up better than expected, possibly owing to the perception of a Fed backstop.

Summarizing results for the fiscal year versus the Fund’s primary benchmarks, the Fund’s broad diversification helped in limiting the Fund’s downside versus the Russell 1000 Value benchmark but hurt when compared to the double-digit positive return of the more defensive Bloomberg Barclays US Aggregate Bond Index. The Fund lagged its Diversified Blended Index in the fiscal year primarily due to the aforementioned underperformance of IDV versus the MSCI EAFE Index component of the blended benchmark.

So, what is the path forward? The Fund currently has a large overweight to the Wilmington Trust Core Bond allocation compared to its neutral target weight, is on-target to slightly overweight the domestic equity allocation and is underweight to most other asset classes that comprise the portfolio. Most of these weight differentials are market-driven and reflect the relative performance differential of the asset classes during the sudden market downturn. The Fund is designed to provide stable allocations over time, with minimal turnover. Our process defines three principal motivations to spend turnover: 1) rebalance to targets, 2) mitigate risk, and 3) upgrade holdings. In a typical market environment, the first of these tends to dominate, but in the current environment all three are in play. Moving forward, in a manner consistent with this process, we intend to move toward target weights in measured fashion considering the risk of the individual asset classes and the individual products used to fulfill these allocations. As always, the Fund’s long-term goals will be our compass.

April 30, 2020 (unaudited) / ANNUAL REPORT

8

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -11.30%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays US Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations.

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays US Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays US Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays US Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-US Select Real Estate Securities Index; 2.5% S&P US REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index.

The Bloomberg Barclays US Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million.

The Dow Jones Global ex-US Select Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in developed and emerging countries excluding the United States.

The S&P US REIT Index measures the investable U.S. real estate investment trust market and maintains a constituency that reflects the market’s overall composition.

The Ibbotson Associates SBBI 30 Day T-Bill Total Return Index is an index that reflects U.S. Treasury bill returns. Data from the Wall Street Journal are used for 1977-present; the CRSP U.S. Government Bond File is the source from 1926 to 1976. Each month a one bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT / April 30, 2020 (unaudited)

WILMINGTON DIVERSIFIED INCOME FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Diversified Income Fund from April 30, 2010 to April 30, 2020 and June 11, 2010 (start of performance) to April 30, 2020, respectively, compared to the Russell 1000® Value Index2, the Bloomberg Barclays U.S. Aggregate Bond Index2 and the Diversified Blended Index2,3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -11.30%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	-11.30%	0.90%	3.64%

Class I^	-5.83%	2.31%	5.19%[4]

Russell 1000® Value Index[2]	-11.01%	3.91%	8.54%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	10.84%	3.80%	3.96%

Diversified Blended Index[2,3]	-3.83%	3.04%	6.00%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.82% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.57% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Russell 1000® Value Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Diversified Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

3

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays U.S. Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays

April 30, 2020 (unaudited) / ANNUAL REPORT

10

U.S. Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-U.S. Select Real Estate Securities Index; 2.5% S&P U.S. REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S T-Bill Index.

4	Represents the average total return for Class I Shares from June 11, 2010 (start of performance) to April 30, 2020.

ANNUAL REPORT / April 30, 2020 (unaudited)

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2020.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON INTERNATIONAL FUND
Actual
Class A	$1,000.00	$ 873.90	$4.57	0.98%
Class I	$1,000.00	$ 874.00	$3.96	0.85%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,019.99	$4.92	0.98%
Class I	$1,000.00	$1,020.64	$4.27	0.85%

WILMINGTON GLOBAL ALPHA EQUITIES FUND
Actual
Class A	$1,000.00	$ 946.60	$7.21	1.49%
Class I	$1,000.00	$ 947.80	$6.01	1.24%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,017.45	$7.47	1.49%
Class I	$1,000.00	$1,018.70	$6.22	1.24%

WILMINGTON REAL ASSET FUND
Actual
Class A	$1,000.00	$ 845.50	$4.40	0.96%
Class I	$1,000.00	$ 846.30	$3.26	0.71%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.09	$4.82	0.96%
Class I	$1,000.00	$1,021.33	$3.57	0.71%

April 30, 2020 (unaudited) / ANNUAL REPORT

12

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON DIVERSIFIED INCOME FUND
Actual
Class A	$1,000.00	$ 899.10	$2.83	0.60%
Class I	$1,000.00	$ 900.40	$1.65	0.35%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.88	$3.02	0.60%
Class I	$1,000.00	$1,023.12	$1.76	0.35%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

ANNUAL REPORT / April 30, 2020 (unaudited)

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2020, the Fund’s sector classifications and country allocations were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Industrials	13.8%
Information Technology	13.4%
Financials	11.5%
Health Care	11.4%
Consumer Discretionary	11.3%
Communication Services	7.3%
Consumer Staples	5.0%
Materials	5.0%
Utilities	2.8%
Real Estate	2.5%
Energy	1.8%
Investment Company	4.5%
Warrants	0.8%
Preferred Stock	0.1%
Cash Equivalents[1]	13.0%
Other Assets and Liabilities – Net[2]	(4.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	20.6%
Cayman Islands	7.3%
France	7.1%
Germany	6.5%
United Kingdom	5.7%
Switzerland	5.4%
Sweden	3.6%
Hong Kong	3.3%
Denmark	3.1%
Australia	2.9%
Netherlands	2.8%
Taiwan	2.5%
South Korea	2.2%
Ireland	2.0%
Italy	1.8%
Spain	1.6%
China	1.2%
Norway	1.1%
All other countries less than 1.0%	5.1%
Investment Company	4.5%
Warrants	0.8%
Preferred Stock	0.1%
Cash Equivalents[1]	13.0%
Other Assets and Liabilities – Net[2]	(4.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Number of Shares	Value

COMMON STOCKS – 85.8%

AUSTRALIA – 2.9%

Australia & New Zealand Banking Group Ltd.	91,026	$988,764

BHP Group Ltd.#	129,812	2,650,016

Brambles Ltd.	225,545	1,612,093

Cochlear Ltd.	12,032	1,430,570

CSL Ltd.	18,567	3,700,902

Incitec Pivot Ltd.	845,964	1,308,374

Rio Tinto Ltd.	39,738	2,239,675

Westpac Banking Corp.	111,833	1,163,524

TOTAL AUSTRALIA		$15,093,918

AUSTRIA – 0.0%**

OMV AG	1,429	46,660

Description	Number of Shares	Value

BELGIUM – 0.9%

Ageas	6,810	$245,462

bpost SA	8,503	59,330

Colruyt SA	1,070	64,127

KBC Group NV	3,489	189,248

Proximus SADP	6,700	143,002

UCB SA	17,200	1,576,197

Xior Student Housing NV	51,301	2,376,216

TOTAL BELGIUM		$4,653,582

BERMUDA – 0.6%

Jardine Matheson Holdings Ltd.	42,300	1,852,789

Johnson Electric Holdings Ltd.	671,017	1,126,708

TOTAL BERMUDA		$2,979,497

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington International Fund (continued)

Description	Number of Shares	Value

BRITISH VIRGIN ISLANDS – 0.3%

Hollysys Automation Technologies Ltd.	91,280	$1,308,955

BULGARIA – 0.0%**

Petrol AD*,(a)	2,384	—

CAYMAN ISLANDS – 7.3%

Alibaba Group Holding Ltd.*	78,528	1,992,980

Alibaba Group Holding Ltd. ADR*	37,686	7,637,822

ASM Pacific Technology Ltd.	150,400	1,519,748

Budweiser Brewing Co. APAC Ltd.*	364,600	990,773

China Resources Medical Holdings Co. Ltd.	21,000	10,667

Haitian International Holdings Ltd.	666,000	1,178,383

Huazhu Group Ltd. ADR	64,723	2,330,675

Hutchison China MediTech Ltd. ADR*	95,986	2,064,659

JD.com, Inc. ADR*	40,431	1,742,576

NetEase, Inc. ADR	4,358	1,503,336

New Oriental Education & Technology

Group, Inc. ADR*	29,398	3,752,949

Sands China Ltd.	603,600	2,443,673

Shenzhou International Group Holdings Ltd.	115,600	1,334,213

Tencent Holdings Ltd.	176,900	9,299,533

TOTAL CAYMAN ISLANDS		$37,801,987

CHINA – 1.2%

China Pacific Insurance Group Co. Ltd.,

Class H	896,200	2,965,017

China Petroleum & Chemical Corp., Class H	2,842,000	1,416,489

Ping An Insurance Group Co. of China Ltd.,

Class H	197,000	2,004,723

TOTAL CHINA		$6,386,229

DENMARK – 3.1%

Ambu A/S, Class B#	69,258	2,169,317

Carlsberg A/S, Class B	12,900	1,627,374

Chr Hansen Holding A/S	6,832	589,080

Coloplast A/S, Class B#	14,699	2,318,384

Danske Bank A/S*	6,140	72,901

DSV Panalpina A/S	28,178	2,927,700

Genmab A/S*	6,600	1,586,539

Novo Nordisk A/S, Class B	50,665	3,231,922

Vestas Wind Systems A/S	18,300	1,571,479

TOTAL DENMARK		$16,094,696

FINLAND – 0.2%

Kesko OYJ, Class B	11,396	185,688

Neste OYJ	1,650	58,271

Nokian Renkaat OYJ	6,300	133,846

Sampo OYJ, Class A	7,730	256,231

TietoEVRY OYJ*	1,820	44,347

Description	Number of Shares	Value

UPM-Kymmene OYJ	4,898	$134,329

Valmet OYJ	9,824	224,667

TOTAL FINLAND		$1,037,379

FRANCE – 7.1%

Amundi SA*	1,090	72,348

AXA SA	27,058	480,998

Beneteau SA	136,456	864,039

BNP Paribas SA*	14,494	455,350

Bouygues SA*	12,294	378,266

Carrefour SA	103,500	1,537,110

Casino Guichard Perrachon SA#	1,858	69,744

CNP Assurances*	11,286	116,435

Credit Agricole SA	17,123	137,729

Dassault Systemes SA	8,018	1,174,405

Edenred	64,350	2,592,231

Elior Group SA	124,185	820,217

Engie SA*	13,686	148,488

Eurazeo SE	34,209	1,638,384

Eutelsat Communications SA	4,320	48,368

Faurecia SE	8,892	318,615

Hermes International	120	87,729

ID Logistics Group*	6,522	1,214,063

Legrand SA	8,172	547,875

L’Oreal SA	5,044	1,466,505

LVMH Moet Hennessy Louis Vuitton SA	9,359	3,618,138

Natixis SA	41,370	97,666

Neoen SA#,*	40,091	1,516,633

Orange SA	126,300	1,534,430

Pernod Ricard SA	10,300	1,572,772

Peugeot SA	16,390	232,340

Publicis Groupe SA	2,420	71,436

Renault SA*	4,184	82,445

Sanofi#	32,315	3,156,340

Sartorius Stedim Biotech	9,305	2,231,099

Schneider Electric SE#	1,970	182,053

SCOR SE	24,761	697,637

Seb SA	5,005	600,240

Societe BIC SA	700	35,016

Societe Generale SA	20,313	318,693

SPIE SA*	59,746	900,651

Teleperformance	7,400	1,657,674

TOTAL SA	27,023	959,115

Vinci SA	2,033	166,548

Virbac SA*	5,955	1,174,299

Vivendi SA	70,200	1,517,250

TOTAL FRANCE		$36,491,374

ANNUAL REPORT / April 30, 2020

15	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

GERMANY – 6.5%

Aareal Bank AG	2,300	$37,465

adidas AG	4,002	916,192

alstria office REIT AG	119,381	1,789,493

BASF SE	7,940	406,343

Bayer AG	14,500	953,660

Bayerische Motoren Werke AG	2,098	123,416

Covestro AG	5,189	174,305

CTS Eventim AG & Co. KGaA	1,360	56,538

Daimler AG	10,645	364,093

Deutsche Lufthansa AG#	14,873	133,154

Deutsche Pfandbriefbank AG*	4,690	34,472

Deutsche Telekom AG	162,586	2,376,957

E.ON SE	181,230	1,815,439

Evotec SE#,*	54,854	1,353,553

Fielmann AG	31,398	2,064,588

Freenet AG	6,422	121,830

Fresenius Medical Care AG & Co. KGaA	21,000	1,645,789

Fresenius SE & Co. KGaA	30,425	1,317,801

GRENKE AG#	12,955	904,206

Hannover Rueck SE	1,230	195,982

Hypoport SE*	3,302	1,164,095

Infineon Technologies AG	137,879	2,563,310

Jenoptik AG	43,543	896,766

LEG Immobilien AG	1,080	123,990

Merck KGaA	14,000	1,624,826

MTU Aero Engines AG	6,551	892,089

Muenchener Rueckversicherungs AG	520	113,893

Nemetschek SE	37,411	2,353,719

New Work SE	7,755	1,843,146

SAP SE	29,969	3,569,541

Siemens AG	5,420	500,177

TUI AG	5,106	20,742

Zalando SE*	25,181	1,234,219

TOTAL GERMANY		$33,685,789

GREECE – 0.2%

JUMBO SA	55,467	868,058

HONG KONG – 3.3%

AIA Group Ltd.	596,800	5,477,293

BOC Hong Kong Holdings Ltd.	354,000	1,086,473

China Mobile Ltd.	182,000	1,463,109

CNOOC Ltd.	1,372,000	1,516,914

Hong Kong Exchanges & Clearing Ltd.	47,800	1,532,572

Swire Properties Ltd.	825,000	2,313,933

Techtronic Industries Co. Ltd.	478,500	3,628,231

TOTAL HONG KONG		$17,018,525

Description	Number of Shares	Value

INDIA – 0.9%

HDFC Bank Ltd. ADR	108,930	$4,722,115

IRELAND – 2.0%

DCC PLC	26,403	1,877,478

James Hardie Industries PLC	183,805	2,638,624

Kerry Group PLC, Class A	11,591	1,334,220

Kingspan Group PLC	41,300	2,104,473

Ryanair Holdings PLC ADR*	16,350	1,037,735

UDG Healthcare PLC	195,079	1,539,643

TOTAL IRELAND		$10,532,173

ITALY – 1.8%

Assicurazioni Generali SpA	17,157	244,774

ASTM SpA	1,290	25,229

Atlantia SpA	13,270	217,539

Banca Generali SpA	2,480	61,654

Banca Mediolanum SpA	7,010	42,835

Enel SpA	339,989	2,322,287

Eni SpA	26,745	254,783

FinecoBank Banca Fineco SpA*	227,876	2,538,920

Intesa Sanpaolo SpA	235,828	368,248

Salvatore Ferragamo SpA#	95,534	1,185,972

Snam SpA	370,700	1,662,927

Unipol Gruppo SpA	16,890	58,277

UnipolSai Assicurazioni SpA	51,470	126,162

TOTAL ITALY		$9,109,607

JAPAN – 20.6%

AEON Financial Service Co. Ltd.	51,600	536,602

Air Water, Inc.	34,700	467,816

Aisin Seiki Co. Ltd.	16,900	486,710

Alps Alpine Co. Ltd.	36	371

Amano Corp.	16,900	346,979

Anritsu Corp.#	70,400	1,433,027

AOI Electronics Co. Ltd.	1,000	20,152

Ariake Japan Co. Ltd.	11,400	657,428

Aruhi Corp.#	177,400	2,050,634

Central Japan Railway Co.	2,100	330,444

Chubu Electric Power Co., Inc.	134,900	1,824,385

cocokara fine, Inc.	6,700	315,980

COMSYS Holdings Corp.	42,800	1,176,903

Dai-ichi Life Holdings, Inc.	31,400	393,512

Daikin Industries Ltd.	14,700	1,886,465

Daiwa House Industry Co. Ltd.	21,900	554,953

Denka Co. Ltd.	9,100	219,854

Denki Kogyo Co. Ltd.	39,200	904,479

Ebara Corp.	35,800	789,264

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington International Fund (continued)

Description	Number of Shares	Value

Electric Power Development Co. Ltd.,

Class C	26,100	$522,369

Fast Retailing Co. Ltd.	1,400	663,946

FCC Co. Ltd.	45,100	641,691

Fuji Electric Co. Ltd.	28,700	684,563

FUJIFILM Holdings Corp.	17,000	809,754

Fujitsu General Ltd.	18,000	298,011

Fuso Chemical Co. Ltd.	23,900	707,840

Hitachi Ltd.	57,800	1,715,471

Hitachi Metals Ltd.	64,400	620,541

Honda Motor Co. Ltd.	69,700	1,692,607

IHI Corp.	21,100	261,527

Inpex Corp.	68,700	443,465

Isetan Mitsukoshi Holdings Ltd.#	82,400	501,275

ITOCHU Corp.	76,600	1,501,752

Iwatani Corp.	700	23,971

Japan Airlines Co. Ltd.	36,400	649,296

JGC Holdings Corp.	32,000	309,017

JXTG Holdings, Inc.	116,000	411,262

KDDI Corp.	29,800	863,136

Kintetsu World Express, Inc.	203,400	2,960,644

Komatsu Ltd.	24,600	465,455

Konami Holdings Corp.#	10,400	326,552

Kumagai Gumi Co. Ltd.	9,100	199,384

Kyosan Electric Manufacturing Co. Ltd.#	171,400	812,502

Lintec Corp.	46,700	1,002,156

Matsuda Sangyo Co. Ltd.	12,300	150,461

Mirait Holdings Corp.	79,800	1,030,839

Mitsubishi Corp.	45,500	964,964

Mitsubishi Electric Corp.	102,000	1,255,074

Mitsubishi UFJ Financial Group, Inc.	382,100	1,543,684

Mitsui Fudosan Co. Ltd.	101,000	1,857,082

Mitsui Mining & Smelting Co. Ltd.	38,600	720,169

Murata Manufacturing Co. Ltd.	22,800	1,284,712

Nakanishi, Inc.	35,400	483,101

NEC Networks & System Integration Corp.	46,100	1,983,767

Nexon Co. Ltd.	32,200	519,901

NGK Insulators Ltd.	63,200	826,834

Nintendo Co. Ltd.	5,000	2,064,622

Nippo Corp.	58,600	1,317,830

Nippon Densetsu Kogyo Co. Ltd.	15,400	300,160

Nippon Steel Corp.	43,200	363,469

Nippon Telegraph & Telephone Corp.	90,700	2,065,569

Nitori Holdings Co. Ltd.	4,500	689,741

NSK Ltd.	69,800	483,131

NTT Data Corp.	124,800	1,273,481

NTT DOCOMO, Inc.	34,400	1,013,810

Description	Number of Shares	Value

Olympus Corp.*	165,000	$2,618,033

ORIX Corp.	50,100	589,552

Osaka Gas Co. Ltd.	9,500	176,907

OSJB Holdings Corp.	333,600	716,949

Otsuka Corp.	41,800	1,892,608

Outsourcing, Inc.	50,300	237,784

Pacific Industrial Co. Ltd.	47,500	402,520

Pan Pacific International Holdings Corp.	55,100	1,067,491

Panasonic Corp.	58,800	448,232

Pilot Corp.	32,500	1,088,837

Rakuten, Inc.	14,600	123,797

Recruit Holdings Co. Ltd.	38,200	1,114,340

Rohm Co. Ltd.	25,200	1,593,240

San-A Co. Ltd.#	30,300	1,220,674

Santen Pharmaceutical Co. Ltd.	121,100	2,143,667

SCREEN Holdings Co. Ltd.	37,400	1,806,383

Seino Holdings Co. Ltd.	137,700	1,639,331

Seven & i Holdings Co. Ltd.	46,200	1,530,008

Shionogi & Co. Ltd.	21,100	1,165,301

SMC Corp.	1,300	587,629

SoftBank Group Corp.	46,300	1,984,540

Sompo Holdings, Inc.	19,300	626,006

Sony Corp.	41,100	2,644,954

Sumitomo Bakelite Co. Ltd.	11,500	297,029

Sumitomo Corp.	33,700	381,221

Sumitomo Metal Mining Co. Ltd.	62,500	1,557,690

Sumitomo Mitsui Financial Group, Inc.	44,800	1,178,116

Sumitomo Rubber Industries Ltd.	49,200	477,562

Sumitomo Warehouse Co Ltd. (The)	54,700	624,388

Suzuki Motor Corp.	13,700	437,239

T&D Holdings, Inc.	16,700	144,351

Tamura Corp.	180,900	741,688

Tatsuta Electric Wire & Cable Co. Ltd.	204,900	994,452

TDK Corp.	17,800	1,534,496

Terumo Corp.	46,800	1,552,946

THK Co. Ltd.	78,200	1,869,358

Toagosei Co. Ltd.	38,400	351,335

Tokio Marine Holdings, Inc.	20,600	966,464

Tokyo Dome Corp.	105,200	768,548

Tokyo Tatemono Co. Ltd.#	38,300	430,745

Tokyu Fudosan Holdings Corp.	235,400	1,151,629

Toray Industries, Inc.	96,400	441,966

Toyo Suisan Kaisha Ltd.	22,500	1,081,954

Toyota Motor Corp.	38,800	2,398,882

Trend Micro, Inc.	34,500	1,750,249

Tsumura & Co.	14,900	412,169

Tsurumi Manufacturing Co. Ltd.	43,100	753,712

West Japan Railway Co.	11,700	723,032

ANNUAL REPORT / April 30, 2020

17	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Z Holdings Corp.	132,400	$510,975

TOTAL JAPAN		$106,627,525

JERSEY – 0.1%

Ferguson PLC	2,290	165,113

Man Group PLC	36,120	60,515

WPP PLC	20,060	155,647

TOTAL JERSEY		$381,275

LUXEMBOURG – 0.2%

APERAM SA	4,040	104,680

Aroundtown SA	10,500	56,478

Millicom International Cellular SA SDR*	2,330	60,548

Samsonite International SA	821,986	699,202

TOTAL LUXEMBOURG		$920,908

NETHERLANDS – 2.8%

ABN AMRO Bank NV*	5,512	42,390

Aegon NV	66,526	172,080

ASML Holding NV	18,432	5,383,741

ASR Nederland NV	5,427	145,440

BE Semiconductor Industries NV	4,580	189,548

Heineken NV	18,700	1,591,624

IMCD NV	20,883	1,844,063

ING Groep NV	78,627	440,532

Koninklijke Ahold Delhaize NV	67,210	1,631,890

Koninklijke Philips NV	35,300	1,538,822

NN Group NV#	9,069	262,345

Randstad NV	2,170	87,333

Unilever NV	22,263	1,108,687

TOTAL NETHERLANDS		$14,438,495

NORWAY – 1.1%

DNB ASA	17,690	214,189

Equinor ASA	9,240	127,945

Gjensidige Forsikring ASA*	2,940	51,876

Mowi ASA	7,842	134,310

Telenor ASA	122,470	1,878,573

TGS Nopec Geophysical Co. ASA	56,225	861,049

Tomra Systems ASA#	74,901	2,488,722

TOTAL NORWAY		$5,756,664

PHILIPPINES – 0.2%

Ayala Land, Inc.	1,838,600	1,147,879

SINGAPORE – 0.7%

Jardine Cycle & Carriage Ltd.	51,700	735,066

Oversea-Chinese Banking Corp. Ltd.	404,624	2,581,628

TOTAL SINGAPORE		$3,316,694

SOUTH AFRICA – 0.0%**

African Phoenix Investments Ltd.*	36,266	704

Description	Number of Shares	Value

SOUTH KOREA – 2.2%

Samsung Electronics Co. Ltd.	206,952	$8,509,362

Samsung Fire & Marine Insurance Co. Ltd.	8,706	1,365,383

SK Materials Co. Ltd.	11,479	1,488,977

TOTAL SOUTH KOREA		$11,363,722

SPAIN – 1.6%

ACS Actividades de Construccion y Servicios SA#	7,875	196,926

Amadeus IT Group SA	27,340	1,305,012

Banco Bilbao Vizcaya Argentaria SA	108,593	354,968

Banco Santander SA#	198,336	443,162

Bankinter SA	194,320	802,200

CaixaBank SA	65,650	118,113

Enagas SA	8,600	200,740

Iberdrola SA	251,023	2,497,134

Industria de Diseno Textil SA	42,451	1,087,277

International Consolidated Airlines Group SA	13,740	38,392

Mapfre SA	24,282	44,558

Mediaset Espana Comunicacion SA	20,100	72,025

Repsol SA	43,064	390,886

Telefonica SA	96,849	442,843

TOTAL SPAIN		$7,994,236

SWEDEN – 3.6%

Assa Abloy AB, Class B#	85,107	1,523,580

Atlas Copco AB, Class A#	49,867	1,718,640

Avanza Bank Holding AB	147,577	1,782,997

Boliden AB#	9,390	189,278

Epiroc AB, Class A	80,939	810,008

Fabege AB	108,045	1,279,892

Hennes & Mauritz AB, Class B#	13,050	178,388

Hexagon AB, Class B#,*	34,019	1,669,378

Hexpol AB*	63,313	454,856

Investor AB, Class A	1,080	53,280

Peab AB, Class B	17,629	134,297

Skandinaviska Enskilda Banken AB, Class A	35,781	294,566

Skanska AB, Class B*	10,490	199,580

SSAB AB, Class B#,*	20,560	47,518

Sweco AB, Class B	58,455	1,997,087

Tele2 AB, Class B	200,100	2,580,214

Telefonaktiebolaget LM Ericsson, Class B	179,300	1,531,789

Telia Co. AB	457,600	1,591,059

Trelleborg AB, Class B*	46,977	598,201

Volvo AB, Class B	11,030	141,345

TOTAL SWEDEN		$18,775,953

SWITZERLAND – 5.4%

ABB Ltd.	2,520	47,835

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington International Fund (continued)

Description	Number of Shares	Value

Alcon, Inc.*	29,000	$1,530,534

BKW AG	7,161	580,870

Cembra Money Bank AG	10,870	1,033,388

Chocoladefabriken Lindt & Spruengli AG#	139	1,082,809

Cie Financiere Richemont SA	13,230	750,584

Comet Holding AG#	9,031	1,210,394

Emmi AG	1,865	1,713,101

Galenica AG	8,300	594,366

Huber + Suhner AG	11,052	705,773

Landis+Gyr Group AG*	690	46,596

Lonza Group AG*	1,782	778,138

Novartis AG	30,643	2,615,027

Partners Group Holding AG	2,603	2,051,269

Roche Holding AG	4,900	1,696,857

Siegfried Holding AG*	2,507	1,142,726

Sika AG#	15,402	2,547,633

Straumann Holding AG	1,961	1,491,983

Swiss Life Holding AG	1,170	414,909

Swisscom AG	2,800	1,454,859

Temenos AG*	6,318	818,696

UBS Group AG*	55,490	594,159

VAT Group AG*	3,625	598,275

Zurich Insurance Group AG	7,157	2,269,158

TOTAL SWITZERLAND		$27,769,939

TAIWAN – 2.5%

Largan Precision Co. Ltd.	3,000	408,941

MediaTek, Inc.	63,000	869,932

Merida Industry Co. Ltd.	243,000	1,240,988

Taiwan Semiconductor Manufacturing Co. Ltd.	1,044,000	10,531,663

TOTAL TAIWAN		$13,051,524

THAILAND – 0.2%

Kasikornbank PCL	470,000	1,232,198

UNITED KINGDOM – 5.7%

3i Group PLC	21,520	211,408

Admiral Group PLC	8,380	244,532

Anglo American PLC	13,450	239,208

ASOS PLC*	11,808	356,267

AstraZeneca PLC	15,300	1,600,251

Aviva PLC	115,173	348,296

Barclays PLC	252,770	337,522

Barratt Developments PLC	28,477	185,651

Berkeley Group Holdings PLC	3,197	167,820

BHP Group PLC	29,772	499,720

BP PLC	255,757	1,007,784

British American Tobacco PLC	73,420	2,829,904

BT Group PLC	189,245	275,827

Description	Number of Shares	Value

Compass Group PLC	82,147	$1,382,314

Croda International PLC	37,200	2,281,082

Direct Line Insurance Group PLC	52,598	179,203

Evraz PLC	9,310	30,851

GB Group PLC	91,341	774,088

GlaxoSmithKline PLC	119,530	2,493,693

HSBC Holdings PLC	266,940	1,372,055

Imperial Brands PLC	17,130	360,387

Legal & General Group PLC	105,913	272,301

Lloyds Banking Group PLC	398,629	161,288

M&G PLC	11,580	19,198

Marks & Spencer Group PLC	38,860	45,274

Micro Focus International PLC	3,090	18,320

National Grid PLC	48,482	568,146

Pagegroup PLC	1,020	4,828

Persimmon PLC	7,451	206,438

Prudential PLC	5,960	84,080

Reckitt Benckiser Group PLC	3,054	254,396

Rightmove PLC	6,840	42,766

Rio Tinto PLC	18,156	842,773

Royal Dutch Shell PLC, Class A	51,780	865,478

Royal Dutch Shell PLC, Class B	50,552	809,265

Serco Group PLC*	1,089,551	1,763,637

Smith & Nephew PLC	4,720	92,366

Spirax-Sarco Engineering PLC	5,047	552,338

Spirent Communications PLC	20,360	61,588

SSE PLC	29,453	461,979

St. James’s Place PLC	76,713	816,850

Taylor Wimpey PLC	23,838	44,025

Tesco PLC	510,600	1,510,255

Trainline PLC*	300,540	1,436,396

Travis Perkins PLC	95,791	1,250,783

Vodafone Group PLC	76,480	107,888

TOTAL UNITED KINGDOM		$29,470,519

UNITED STATES – 0.6%

ResMed, Inc. CDI	129,514	1,962,463

Yum China Holdings, Inc.	24,267	1,175,979

TOTAL UNITED STATES		$3,138,442

TOTAL COMMON STOCKS (COST $434,790,813)		$443,217,221

INVESTMENT COMPANY – 4.5%

iShares S&P/TSX 60 Index ETF#	1,435,000	23,268,041

TOTAL INVESTMENT COMPANY (COST $23,572,566)		$23,268,041

ANNUAL REPORT / April 30, 2020

19	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

PREFERRED STOCK – 0.1%

GERMANY – 0.1%

Volkswagen AG 4.86%	3,092	$430,196

TOTAL PREFERRED STOCK (COST $596,757)		$430,196

MONEY MARKET FUND – 7.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	37,624,361	37,624,361

TOTAL MONEY MARKET FUND (COST $37,624,361)		$37,624,361

WARRANTS – 0.8%

SWITZERLAND – 0.8%

Midea Group Co. Ltd., Expire 5/20/20*	338,353	2,580,517

Zhejiang Sanhua Intelligent Controls Co. Ltd., Expire 11/27/20*	527,241	1,648,103

TOTAL WARRANTS (COST $3,583,024)		$4,228,620

TOTAL INVESTMENTS IN SECURITIES – 98.5% (COST $500,167,521)		$508,768,439

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 5.7%

REPURCHASE AGREEMENTS – 5.7%

Bank of America Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $1,473,290 collateralized by U.S. Government Agency Securities, 2.00% to 5.00%, maturing 8/01/23 to 4/01/59; total market value of $1,502,754.	$1,473,288	$1,473,288

Citigroup Global Markets Ltd., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $5,598,565 collateralized by U.S. Government Agency & Treasury Securities, 0.50% to 6.50%, maturing 5/31/20 to 2/01/57; total market value of $5,710,530.	5,598,559	5,598,559

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $5,598,567 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $5,710,530.	5,598,559	5,598,559

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $5,598,564 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $5,710,531.	$5,598,559	$5,598,559

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $5,598,564 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $5,710,530.	5,598,559	5,598,559

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $5,598,565 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $5,710,530.	5,598,559	5,598,559

TOTAL REPURCHASE AGREEMENTS (COST $29,466,083)		$29,466,083

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $29,466,083)		$29,466,083

TOTAL INVESTMENTS – 104.2% (COST $529,633,604)		$538,234,522

COLLATERAL FOR SECURITIES ON LOAN – (5.7%)		(29,466,083)

OTHER ASSETS LESS LIABILITIES – 1.5%		7,907,715

TOTAL NET ASSETS – 100.0%		$516,676,154

Cost of investments and derivatives for Federal income tax purposes is $533,030,914. The net unrealized appreciation/(depreciation) of investments and derivatives was $5,203,007. This consists of net unrealized appreciation from investment for those securities and derivatives having an excess of value over cost of $63,331,423 and net unrealized depreciation from investments for those securities and derivatives having an excess of cost over value of $(58,128,416).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington International Fund (continued)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks

Australia	$—	$15,093,918	$—	$15,093,918

Austria	—	46,660	—	46,660

Belgium	—	4,653,582	—	4,653,582

Bermuda	1,852,789	1,126,708	—	2,979,497

British Virgin Islands	1,308,955	—	—	1,308,955

Bulgaria	—	—	—	—

Cayman Islands	19,032,017	18,769,970	—	37,801,987

China	—	6,386,229	—	6,386,229

Denmark	—	16,094,696	—	16,094,696

Finland	—	1,037,379	—	1,037,379

France	—	36,491,374	—	36,491,374

Germany	—	33,685,789	—	33,685,789

Greece	—	868,058	—	868,058

Hong Kong	—	17,018,525	—	17,018,525

India	4,722,115	—	—	4,722,115

Ireland	1,037,735	9,494,438	—	10,532,173

Italy	—	9,109,607	—	9,109,607

Japan	23,971	106,603,554	—	106,627,525

Jersey	—	381,275	—	381,275

Luxembourg	—	920,908	—	920,908

Netherlands	—	14,438,495	—	14,438,495

Norway	—	5,756,664	—	5,756,664

Philippines	—	1,147,879	—	1,147,879

Singapore	—	3,316,694	—	3,316,694

South Africa	—	704	—	704

South Korea	—	11,363,722	—	11,363,722

Spain	—	7,994,236	—	7,994,236

Sweden	—	18,775,953	—	18,775,953

Switzerland	—	27,769,939	—	27,769,939

Taiwan	—	13,051,524	—	13,051,524

Thailand	—	1,232,198	—	1,232,198

United Kingdom	—	29,470,519	—	29,470,519

United States	1,175,979	1,962,463	—	3,138,442

Investment Company	23,268,041	—	—	23,268,041

Preferred Stock

Germany	—	430,196	—	430,196

Money Market Fund	37,624,361	—	—	37,624,361

Warrants

Switzerland	—	4,228,620	—	4,228,620

Repurchase Agreements	—	29,466,083	—	29,466,083

Total Investments in Securities	$90,045,963	$448,188,559	$—	$538,234,522

Other Financial Instruments!

Financial Futures Contracts	$339,278	$—	$—	$339,278

Total Assets - Other Financial Instruments	$339,278	$—	$—	$339,278

ANNUAL REPORT / April 30, 2020

21	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(601)	$—	$(601)

Total Liabilities - Other Financial Instruments	$—	$(601)	$—	$(601)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

As a result of utilizing international fair value pricing at April 30, 2020, a majority portion of the Fund’s common stock investments were categorized as Level 2.

Security valued at zero on the Portfolios of Investments is considered to be Level 3 investments in this table.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

(a)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Portfolio of Investments.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt
CDI	CREST Depository Interest
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

Currency Code	Currency
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar

At April 30, 2020, the International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
5/5/2020	Bank of New York Mellon	1,581,757 HKD	$204,098	$204,032	$—	$(66)
CONTRACTS SOLD
5/4/2020	Bank of New York Mellon	148,351 SEK	14,989	15,207	—	(218)
5/4/2020	Bank of New York Mellon	147,178 SEK	14,870	15,086	—	(216)
5/4/2020	Bank of New York Mellon	6,851 SEK	692	702	—	(10)
5/4/2020	Bank of New York Mellon	4,208 CHF	4,310	4,360	—	(50)
5/4/2020	Bank of New York Mellon	2,652 CHF	2,716	2,747	—	(31)
5/4/2020	Bank of New York Mellon	550 GBP	686	692	—	(6)
5/4/2020	Bank of New York Mellon	311 EUR	337	341	—	(4)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$—	$(601)

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington International Fund (concluded)

At April 30, 2020, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)
LONG POSITIONS:
MSCI India NTR Index	June 2020	121	$6,325,402	$6,664,680	$339,278	$—
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$339,278	$—

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2020. Only current day variation margin is reported on the Fund’s Statement of assets and liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

23

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Insurance	6.8%
Pharmaceuticals	6.1%
IT Services	5.8%
Health Care Equipment & Supplies	4.4%
Real Estate Investment Trusts	3.0%
Oil, Gas & Consumable Fuels	2.7%
Commercial Banks	2.6%
Machinery	2.6%
Hotels, Restaurants & Leisure	2.5%
Food Products	2.4%
Software	2.4%
Commercial Services & Supplies	2.3%
Diversified Telecommunication Services	2.2%
Beverages	2.0%
Diversified Financial Services	2.0%
Road & Rail	2.0%
Capital Markets	1.9%
Specialty Retail	1.9%
Household Products	1.8%
Semiconductors & Semiconductor Equipment	1.8%
Aerospace & Defense	1.6%
Health Care Providers & Services	1.5%
Construction & Engineering	1.4%
Multi-Utilities	1.4%
Communications Equipment	1.2%
Trading Companies & Distributors	1.2%
Wireless Telecommunication Services	1.1%
Air Freight & Logistics	1.0%
Chemicals	1.0%
Internet & Catalog Retail	1.0%
Media	1.0%
Automobiles	0.9%
Building Products	0.9%
Electric Utilities	0.9%
Electrical Equipment	0.9%
Entertainment	0.9%
Household Durables	0.8%
Metals & Mining	0.8%
Technology Hardware, Storage & Peripherals	0.8%
Food & Staples Retailing	0.7%
Interactive Media & Services	0.7%
Containers & Packaging	0.6%
Electronic Equipment, Instruments & Components	0.6%
Gas Utilities	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Auto Components	0.5%
Life Sciences Tools & Services	0.5%
Professional Services	0.5%

Percentage of Total Net Assets
Common Stocks
Real Estate Management & Development	0.5%
Tobacco	0.5%
Multiline Retail	0.4%
Water Utilities	0.4%
Consumer Finance	0.3%
Diversified Consumer Services	0.3%
Health Care Technology	0.3%
Personal Products	0.3%
Biotechnology	0.2%
Distributors	0.2%
Marine	0.2%
Construction Materials	0.1%
Leisure Equipment & Products	0.1%
Airlines	0.0%[3]
Energy Equipment & Services	0.0%[3]
Independent Power & Renewable Electricity Producers	0.0%[3]
Industrial Conglomerates	0.0%[3]
Transportation Infrastructure	0.0%[3]
Preferred Stocks	0.2%
Investment Companies	0.1%
Right	0.0%[3]
Cash Equivalents[1]	3.9%
Other Assets and Liabilities – Net[2]	7.2%

TOTAL	100.0%

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)	24

Percentage of Total Net Assets
Country Allocation
Common Stocks
United States	44.6%
Japan	10.1%
United Kingdom	5.9%
Canada	5.4%
France	4.9%
Switzerland	4.3%
Netherlands	1.8%
Hong Kong	1.8%
Ireland	1.4%
China	1.4%
Taiwan	1.3%
Germany	1.0%
All other countries less than 1.0%	4.7%
Preferred Stocks	0.2%
Investment Companies	0.1%
Right	0.0%[3]
Cash Equivalents[1]	3.9%
Other Assets and Liabilities – Net[2]	7.2%

TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Number of Shares	Value
COMMON STOCKS – 88.6%

AEROSPACE & DEFENSE – 1.6%

BAE Systems PLC	119,553	$762,557

BWX Technologies, Inc.	15,632	829,434

Lockheed Martin Corp.	3,109	1,209,588

Meggitt PLC	9,505	33,283

Raytheon Technologies Corp.	8,357	541,617

TOTAL AEROSPACE & DEFENSE		$3,376,479

AIR FREIGHT & LOGISTICS – 1.0%

bpost SA	3,651	25,475

C.H. Robinson Worldwide, Inc.	6,187	438,658

Expeditors International of Washington, Inc.	14,468	1,035,981

PostNL NV	39,002	67,203

United Parcel Service, Inc., Class B	4,713	446,133

TOTAL AIR FREIGHT & LOGISTICS		$2,013,450

AIRLINES – 0.0%**

Japan Airlines Co. Ltd.	4,470	79,735

Description	Number of Shares	Value

AUTO COMPONENTS – 0.5%

Aisan Industry Co. Ltd.	2,565	$13,602

Bridgestone Corp.	5,286	164,539

Denso Corp.	2,310	81,201

Exedy Corp.	4,735	76,291

Hankook Tire & Technology Co. Ltd.	3,351	58,792

NOK Corp.	8,585	99,980

Sumitomo Electric Industries Ltd.	5,657	58,202

Sumitomo Riko Co. Ltd.	6,530	34,922

Tachi-S Co. Ltd.	4,260	37,271

Tokai Rika Co. Ltd.	10,707	136,403

Toyoda Gosei Co. Ltd.	4,915	91,543

Toyota Boshoku Corp.	3,600	44,945

TS Tech Co. Ltd.	2,432	65,943

Unipres Corp.	6,680	58,580

TOTAL AUTO COMPONENTS		$1,022,214

ANNUAL REPORT / April 30, 2020

25	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

AUTOMOBILES – 0.9%

Daimler AG	4,810	$164,517

Dongfeng Motor Group Co. Ltd., Class H	187,920	124,640

Honda Motor Co. Ltd.	19,485	473,177

Isuzu Motors Ltd.	61,240	465,397

Mitsubishi Motors Corp.	18,370	52,058

Nissan Motor Co. Ltd.	22,480	76,517

Renault SA*	3,065	60,395

Suzuki Motor Corp.	2,974	94,916

Toyota Motor Corp.	7,498	463,578

TOTAL AUTOMOBILES		$1,975,195

BEVERAGES – 2.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS	13,649	35,806

Asahi Group Holdings Ltd.	3,091	106,285

Boston Beer Co., Inc. (The), Class A*	959	447,383

Carlsberg A/S, Class B	788	99,409

Coca-Cola Co. (The)	15,439	708,496

Coca-Cola Icecek AS	8,913	47,152

Diageo PLC	25,013	861,189

Heineken Holding NV	311	24,231

Heineken NV	10,826	921,439

PepsiCo., Inc.	5,016	663,567

Pernod Ricard SA	959	146,436

Suntory Beverage & Food Ltd.	2,281	85,899

TOTAL BEVERAGES		$4,147,292

BIOTECHNOLOGY – 0.2%

Galapagos NV*	712	157,301

Zai Lab Ltd. ADR*	3,320	208,230

TOTAL BIOTECHNOLOGY		$365,531

BUILDING PRODUCTS – 0.9%

Assa Abloy AB, Class B	24,016	429,933

Cie de Saint-Gobain	8,562	227,818

Lennox International, Inc.	4,388	819,152

Trane Technologies PLC	4,602	402,307

TOTAL BUILDING PRODUCTS		$1,879,210

CAPITAL MARKETS – 1.9%

Ares Management Corp., Class A	9,343	313,458

Blackstone Group, Inc. (The), Class A	5,064	264,543

Charles Schwab Corp. (The)	24,611	928,327

Deutsche Boerse AG	646	100,155

FactSet Research Systems, Inc.	632	173,800

GAM Holding AG*	5,282	11,089

Ichiyoshi Securities Co. Ltd.	5,710	23,908

Jafco Co. Ltd.	1,490	47,731

Julius Baer Group Ltd.	2,069	81,260

Description	Number of Shares	Value

Moody’s Corp.	1,474	$359,509

Nomura Holdings, Inc.	24,900	103,325

Partners Group Holding AG	13	10,245

TD Ameritrade Holding Corp.	14,839	582,727

UBS Group AG*	85,377	914,174

Uranium Participation Corp.*	11,839	41,676

TOTAL CAPITAL MARKETS		$3,955,927

CHEMICALS – 1.0%

ADEKA Corp.	5,071	63,677

BASF SE	362	18,526

China BlueChemical Ltd., Class H	236,683	35,327

Croda International PLC	382	23,424

EMS-Chemie Holding AG	29	18,753

Givaudan SA	13	43,593

JSR Corp.	5,700	107,223

Linde PLC	4,131	760,063

Mitsubishi Gas Chemical Co., Inc.	5,700	69,830

Nitto Denko Corp.	2,000	99,907

Sherwin-Williams Co. (The)	1,337	717,127

Shin-Etsu Chemical Co. Ltd.	1,667	183,874

TOTAL CHEMICALS		$2,141,324

COMMERCIAL BANKS – 2.6%

ABN AMRO Bank NV*	12,943	99,539

AIB Group PLC*	58,110	80,414

Bank of Ireland Group PLC*	41,229	84,606

Bank of Nova Scotia (The)	19,499	782,690

Bank of Nova Scotia (The)	14,965	599,912

BPER Banca	9,355	23,129

CaixaBank SA	65,567	117,964

Dah Sing Financial Holdings Ltd.	15,705	51,807

DGB Financial Group, Inc.*	11,326	49,166

DNB ASA	36,834	445,983

Erste Group Bank AG*	2,840	61,551

First Citizens BancShares, Inc., Class A	527	201,314

First Republic Bank	5,518	575,472

Japan Post Bank Co. Ltd.	8,037	74,625

KB Financial Group, Inc. ADR*	4,557	128,234

Nordea Bank Abp	1,962	12,584

PNC Financial Services Group, Inc. (The)	7,095	756,824

Resona Holdings, Inc.	63,230	197,470

Sberbank of Russia PJSC ADR	5,717	60,086

Shinhan Financial Group Co. Ltd. ADR*	4,802	122,547

Standard Chartered PLC	99,013	505,923

Sumitomo Mitsui Trust Holdings, Inc.	7,486	217,968

Tochigi Bank Ltd. (The)	13,130	18,942

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Unicaja Banco SA	85,468	$46,245

UniCredit SpA*	16,920	130,670

TOTAL COMMERCIAL BANKS		$5,445,665

COMMERCIAL SERVICES & SUPPLIES – 2.3%

Aeon Delight Co. Ltd.	2,789	79,877

Babcock International Group PLC	15,061	79,773

Cintas Corp.	4,697	1,041,935

Clean Harbors, Inc.*	4,314	230,497

Copart, Inc.*	17,390	1,393,113

G4S PLC	21,613	29,670

ISS A/S*	1,800	26,761

Prosegur Cia de Seguridad SA	15,581	34,363

Republic Services, Inc.	4,788	375,092

Secom Co. Ltd.	3,209	267,051

Toppan Forms Co. Ltd.	5,895	51,789

Waste Connections, Inc.	9,734	836,248

Waste Connections, Inc.	4,578	393,880

TOTAL COMMERCIAL SERVICES & SUPPLIES		$4,840,049

COMMUNICATIONS EQUIPMENT – 1.2%

Accton Technology Corp.	42,000	304,461

Cisco Systems, Inc.	23,207	983,513

Motorola Solutions, Inc.	8,141	1,170,757

Nokia OYJ*	44,302	159,707

TOTAL COMMUNICATIONS EQUIPMENT		$2,618,438

CONSTRUCTION & ENGINEERING – 1.4%

China Machinery Engineering Corp., Class H	130,413	35,782

Chiyoda Corp.*	8,700	19,593

Eiffage SA	548	44,784

Hazama Ando Corp.	15,883	98,915

Implenia AG	890	36,403

JGC Holdings Corp.	19,061	184,068

Kumagai Gumi Co. Ltd.	4,476	98,071

Kyowa Exeo Corp.	3,276	79,809

Raubex Group Ltd.	27,517	25,460

Taisei Corp.	5,801	180,829

Toyo Engineering Corp.*	6,259	21,899

Vinci SA	26,075	2,136,125

TOTAL CONSTRUCTION & ENGINEERING		$2,961,738

CONSTRUCTION MATERIALS – 0.1%

Imerys SA	1,748	54,839

LafargeHolcim Ltd.*	5,074	210,738

Vicat SA	1,630	45,745

TOTAL CONSTRUCTION MATERIALS		$311,322

CONSUMER FINANCE – 0.3%

Credit Acceptance Corp.*	2,128	663,021

Description	Number of Shares	Value

Provident Financial PLC	17,260	$42,089

TOTAL CONSUMER FINANCE		$705,110

CONTAINERS & PACKAGING – 0.6%

AMVIG Holdings Ltd.	70,970	13,566

Ball Corp.	18,790	1,232,436

Nampak Ltd.*	91,405	8,214

TOTAL CONTAINERS & PACKAGING		$1,254,216

DISTRIBUTORS – 0.2%

Genuine Parts Co.	5,033	399,016

DIVERSIFIED CONSUMER SERVICES – 0.3%

Benesse Holdings, Inc.	995	28,335

Chegg, Inc.*	12,843	549,038

TOTAL DIVERSIFIED CONSUMER SERVICES		$577,373

DIVERSIFIED FINANCIAL SERVICES – 2.0%

Bank of America Corp.	26,861	646,007

Berkshire Hathaway, Inc., Class B*	7,257	1,359,672

BNP Paribas SA*	4,958	155,763

G-Resources Group Ltd.*	1,840,560	10,464

HSBC Holdings PLC	4,685	24,081

ING Groep NV	25,809	144,603

Kasikornbank PCL NVDR	31,450	82,452

Mitsubishi UFJ Financial Group, Inc.	226,204	913,864

Royal Bank of Canada	7,192	442,438

Societe Generale SA	6,735	105,666

Standard Life Aberdeen PLC	2,403	6,655

Sumitomo Mitsui Financial Group, Inc.	12,395	325,954

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,217,619

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.2%

AT&T, Inc.	11,524	351,136

BT Group PLC	66,791	97,349

Cellnex Telecom SA*	8,808	460,702

China Telecom Corp. Ltd., Class H	388,727	134,266

China Tower Corp. Ltd., Class H	1,536,154	341,862

China Unicom Hong Kong Ltd.	203,679	131,726

Deutsche Telekom AG	3,879	56,710

Hellenic Telecommunications Organization SA	40,657	537,142

Koninklijke KPN NV	211,413	486,958

KT Corp. ADR	12,947	127,010

Magyar Telekom Telecommunications PLC ADR	9,961	63,551

Nippon Telegraph & Telephone Corp.	19,730	449,324

Swisscom AG	55	28,578

Telefonica Deutschland Holding AG	9,941	28,280

Telenor ASA	1,739	26,675

ANNUAL REPORT / April 30, 2020

27	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Telia Co. AB	6,918	$24,054

Verizon Communications, Inc.	21,595	1,240,633

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$4,585,956

ELECTRIC UTILITIES – 0.9%

Alliant Energy Corp.	4,170	202,453

Avangrid, Inc.	11,277	484,911

Chugoku Electric Power Co., Inc. (The)	5,332	71,742

Edison International	8,621	506,139

Fortum OYJ	447	7,407

Iberdrola SA	25,343	252,108

Red Electrica Corp. SA	405	7,129

SSE PLC	670	10,509

Xcel Energy, Inc.	5,935	377,229

TOTAL ELECTRIC UTILITIES		$1,919,627

ELECTRICAL EQUIPMENT – 0.9%

ABB Ltd.	5,294	100,492

AMETEK, Inc.	5,704	478,394

Cosel Co. Ltd.	4,260	35,652

Emerson Electric Co.	9,003	513,441

Mitsubishi Electric Corp.	10,570	130,060

Nissin Electric Co. Ltd.	7,600	70,601

Schneider Electric SE	6,374	589,039

Ushio, Inc.	4,680	49,349

Zumtobel Group AG*	6,342	40,967

TOTAL ELECTRICAL EQUIPMENT		$2,007,995

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Ai Holdings Corp.	3,700	45,708

Canon Marketing Japan, Inc.	4,431	85,282

Citizen Watch Co. Ltd.	22,250	78,528

Enplas Corp.	1,420	29,813

FLIR Systems, Inc.	4,796	208,146

Foxconn Technology Co. Ltd.	44,453	85,354

Hirose Electric Co. Ltd.	684	75,101

Innolux Corp.	338,556	73,536

Keyence Corp.	891	318,098

Kyocera Corp.	2,147	114,715

Maruwa Co. Ltd.	300	21,161

Nichicon Corp.	10,805	71,209

Nippon Chemi-Con Corp.	4,520	50,981

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$1,257,632

ENERGY EQUIPMENT & SERVICES – 0.0%**

Drilling Co. of 1972 A/S (The)*	299	7,035

Fugro NV*	5,604	20,992

Saipem SpA*	22,447	57,614

Description	Number of Shares	Value

Trican Well Service Ltd.*	26,999	$11,250

TOTAL ENERGY EQUIPMENT & SERVICES		$96,891

ENTERTAINMENT – 0.9%

Avex, Inc.	5,445	41,213

CTS Eventim AG & Co. KGaA	6,572	273,211

DeNA Co. Ltd.	6,255	77,000

Netflix, Inc.*	1,147	481,568

Nexon Co. Ltd.	27,520	444,338

Spotify Technology SA*	3,357	508,820

TOTAL ENTERTAINMENT		$1,826,150

FOOD & STAPLES RETAILING – 0.7%

Cawachi Ltd.	1,660	39,253

Colruyt SA	506	30,326

J Sainsbury PLC	72,053	179,324

Jeronimo Martins SGPS SA	3,060	51,878

Kato Sangyo Co. Ltd.	1,200	40,704

Koninklijke Ahold Delhaize NV	1,711	41,544

Lawson, Inc.	1,161	60,348

METRO AG	2,784	24,325

Performance Food Group Co.*	19,732	579,134

Sundrug Co. Ltd.	3,843	131,578

Tesco PLC	14,838	43,888

Walmart, Inc.	2,972	361,247

TOTAL FOOD & STAPLES RETAILING		$1,583,549

FOOD PRODUCTS – 2.4%

Barry Callebaut AG	10	19,580

Calbee, Inc.	2,006	60,697

Campbell Soup Co.	3,618	180,828

Chocoladefabriken Lindt & Spruengli AG	6	46,740

Danone SA	2,446	170,480

General Mills, Inc.	6,890	412,642

Hershey Co. (The)	2,876	380,869

Hormel Foods Corp.	8,910	417,433

Kellogg Co.	14,974	980,797

MEIJI Holdings Co. Ltd.	1,507	104,667

Mowi ASA	1,225	20,981

Nestle SA	12,848	1,360,732

Nissin Foods Holdings Co. Ltd.	1,021	83,930

Nomad Foods Ltd.*	16,972	349,793

Orkla ASA	2,476	22,365

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	297,293	14,070

Toyo Suisan Kaisha Ltd.	1,612	77,516

Viscofan SA	7,172	459,643

TOTAL FOOD PRODUCTS		$5,163,763

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

GAS UTILITIES – 0.6%

Enagas SA	272	$6,349

Naturgy Energy Group SA	333	5,883

Osaka Gas Co. Ltd.	5,218	97,169

Rubis SCA	16,496	739,065

UGI Corp.	14,436	435,678

TOTAL GAS UTILITIES		$1,284,144

HEALTH CARE EQUIPMENT & SUPPLIES – 4.4%

Abbott Laboratories	4,901	451,333

Baxter International, Inc.	7,738	686,980

Becton Dickinson & Co.	1,665	420,462

Coloplast A/S, Class B	234	36,907

Danaher Corp.	7,137	1,166,614

DexCom, Inc.*	1,432	480,006

Hologic, Inc.*	12,390	620,739

Insulet Corp.*	2,443	487,916

Intuitive Surgical, Inc.*	319	162,971

Koninklijke Philips NV	28,325	1,234,763

Medtronic PLC	14,357	1,401,674

Smith & Nephew PLC	26,755	523,569

Sonova Holding AG	291	52,559

STERIS PLC	1,271	181,117

Sysmex Corp.	5,073	350,480

Tandem Diabetes Care, Inc.*	6,106	487,137

West Pharmaceutical Services, Inc.	2,770	524,250

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$9,269,477

HEALTH CARE PROVIDERS & SERVICES – 1.5%

Anthem, Inc.	1,326	372,248

HCA Healthcare, Inc.	5,976	656,643

Laboratory Corp. of America Holdings*	2,358	387,773

Medipal Holdings Corp.	6,008	115,901

Quest Diagnostics, Inc.	3,555	391,441

Suzuken Co. Ltd.	1,600	61,661

UnitedHealth Group, Inc.	4,123	1,205,854

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,191,521

HEALTH CARE TECHNOLOGY – 0.3%

AGFA-Gevaert NV*	10,096	39,994

Cerner Corp.	6,329	439,169

Veeva Systems, Inc., Class A*	1,092	208,354

TOTAL HEALTH CARE TECHNOLOGY		$687,517

HOTELS, RESTAURANTS & LEISURE – 2.5%

Choice Hotels International, Inc.	11,525	864,951

Compass Group PLC	95,457	1,606,286

McDonald’s Corp.	6,934	1,300,541

Planet Fitness, Inc., Class A*	5,497	331,634

Sands China Ltd.	76,800	310,925

Description	Number of Shares	Value

Sodexo SA	594	$47,488

Yum China Holdings, Inc.	9,403	455,669

Yum! Brands, Inc.	5,405	467,154

TOTAL HOTELS, RESTAURANTS & LEISURE		$5,384,648

HOUSEHOLD DURABLES – 0.8%

Funai Electric Co. Ltd.*	8,690	35,946

Lennar Corp., Class A	5,496	275,185

Nikon Corp.	8,415	78,275

NVR, Inc.*	373	1,156,300

Persimmon PLC	308	8,533

Sekisui Chemical Co. Ltd.	8,572	108,642

TOTAL HOUSEHOLD DURABLES		$1,662,881

HOUSEHOLD PRODUCTS – 1.8%

Clorox Co. (The)	2,103	392,083

Colgate-Palmolive Co.	15,003	1,054,261

Essity AB, Class B*	1,128	36,540

Procter & Gamble Co. (The)	8,408	991,051

Reckitt Benckiser Group PLC	14,284	1,189,848

Unicharm Corp.	3,843	141,628

TOTAL HOUSEHOLD PRODUCTS		$3,805,411

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS – 0.0%**

Uniper SE	718	19,316

INDUSTRIAL CONGLOMERATES – 0.0%**

Siemens AG	254	23,440

Smiths Group PLC	3,069	47,785

TOTAL INDUSTRIAL CONGLOMERATES		$71,225

INSURANCE – 6.8%

Admiral Group PLC	229	6,682

Ageas	2,748	99,050

AIA Group Ltd.	266,540	2,446,243

Alleghany Corp.	377	201,209

Allianz SE	127	23,372

Aon PLC	1,694	292,503

Arthur J. Gallagher & Co.	9,912	778,092

Assicurazioni Generali SpA	6,144	87,655

Aviva PLC	2,941	8,894

AXA SA	68,970	1,226,050

Chubb Ltd.	6,250	675,062

CNP Assurances*	347	3,580

Dai-ichi Life Holdings, Inc.	8,545	107,088

Enstar Group Ltd.*	3,330	481,585

Globe Life, Inc.	7,146	588,402

Intact Financial Corp.	18,376	1,748,819

Legal & General Group PLC	4,272	10,983

ANNUAL REPORT / April 30, 2020

29	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Mapfre SA	2,099	$3,852

Markel Corp.*	1,528	1,323,004

Marsh & McLennan Cos., Inc.	4,054	394,576

MS&AD Insurance Group Holdings, Inc.	10,622	306,021

Muenchener Rueckversicherungs AG	73	15,989

Progressive Corp. (The)	18,924	1,462,825

Sampo OYJ, Class A	316	10,475

SCOR SE	1,553	43,755

Shin Kong Financial Holding Co. Ltd.	160,527	45,700

Sony Financial Holdings, Inc.	36,379	689,624

Swiss Re AG	174	12,644

T&D Holdings, Inc.	30,258	261,543

Tokio Marine Holdings, Inc.	15,174	711,900

Tongyang Life Insurance Co. Ltd.	10,200	24,798

White Mountains Insurance Group Ltd.	430	418,390

Zurich Insurance Group AG	55	17,438

TOTAL INSURANCE		$14,527,803

INTERACTIVE MEDIA & SERVICES – 0.7%

Auto Trader Group PLC	7,265	41,821

Facebook, Inc., Class A*	2,336	478,203

Gree, Inc.	23,610	92,818

Match Group, Inc.*	3,236	249,043

Tencent Holdings Ltd.	10,453	549,508

Z Holdings Corp.	29,006	111,944

TOTAL INTERACTIVE MEDIA & SERVICES		$1,523,337

INTERNET & CATALOG RETAIL – 1.0%

Alibaba Group Holding Ltd. ADR*	3,229	654,421

Amazon.com, Inc.*	444	1,098,456

Etsy, Inc.*	4,198	272,324

Qliro Group AB*	17,409	7,856

TOTAL INTERNET & CATALOG RETAIL		$2,033,057

IT SERVICES – 5.8%

Accenture PLC, Class A	5,973	1,106,140

Automatic Data Processing, Inc.	3,551	520,896

Black Knight, Inc.*	16,982	1,198,420

Capgemini SE	9,701	912,002

DTS Corp.	5,036	96,519

Edenred	10,415	419,551

EPAM Systems, Inc.*	1,577	348,344

Fidelity National Information Services, Inc.	11,178	1,474,266

Fiserv, Inc.*	4,233	436,253

FleetCor Technologies, Inc.*	1,909	460,546

Fujitsu Ltd.	748	72,667

Global Payments, Inc.	2,211	367,070

GoDaddy, Inc., Class A*	8,251	572,867

Description	Number of Shares	Value

International Business Machines Corp.	3,694	$463,819

Leidos Holdings, Inc.	5,984	591,279

NS Solutions Corp.	4,247	107,278

Paychex, Inc.	6,027	412,970

PayPal Holdings, Inc.*	5,438	668,874

Sopra Steria Group	190	22,496

Square, Inc., Class A*	11,886	774,254

Visa, Inc., Class A	2,852	509,709

Western Union Co. (The)	18,247	347,970

Worldline SA*	6,754	457,446

TOTAL IT SERVICES		$12,341,636

LEISURE EQUIPMENT & PRODUCTS – 0.1%

BRP, Inc.	5,491	164,341

LIFE SCIENCES TOOLS & SERVICES – 0.5%

CMIC Holdings Co. Ltd.	990	14,253

QIAGEN NV*	1,242	51,674

Thermo Fisher Scientific, Inc.	3,084	1,032,153

TOTAL LIFE SCIENCES TOOLS & SERVICES		$1,098,080

MACHINERY – 2.6%

Alfa Laval AB*	2,403	44,905

Amada Co. Ltd.	5,985	54,099

Fortive Corp.	33,289	2,130,496

Hisaka Works Ltd.	4,230	29,017

IDEX Corp.	7,527	1,156,373

Japan Steel Works Ltd. (The)	11,785	144,682

Kone OYJ, Class B	615	37,241

Mitsubishi Heavy Industries Ltd.	2,202	56,467

OKUMA Corp.	2,140	80,688

Otis Worldwide Corp.*	4,178	212,702

PACCAR, Inc.	10,842	750,592

Schindler Holding AG	328	72,998

Schindler Holding AG	233	50,106

Shibaura Machine Co. Ltd.	1,238	24,355

Star Micronics Co. Ltd.	3,900	43,056

Takuma Co. Ltd.	9,610	103,900

THK Co. Ltd.	5,790	138,409

WABCO Holdings, Inc.*	2,899	389,568

Wartsila OYJ Abp	4,332	31,798

TOTAL MACHINERY		$5,551,452

MARINE – 0.2%
AP Moeller – Maersk A/S, Class B	146	145,307
D/S Norden A/S*	5,556	78,090
Kuehne + Nagel International AG	477	68,231
Pacific Basin Shipping Ltd.	405,548	49,684

TOTAL MARINE		$341,312

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

MEDIA – 1.0%

Charter Communications, Inc., Class A*	1,084	$536,829

Comcast Corp., Class A	15,589	586,614

Criteo SA ADR*	3,972	39,442

Fuji Media Holdings, Inc.	4,125	40,976

Gendai Agency, Inc.	1,300	3,063

Informa PLC	1,275	7,043

Metropole Television SA	5,013	55,799

Nippon Television Holdings, Inc.	13,537	151,212

Omnicom Group, Inc.	5,869	334,709

RTL Group SA*	2,036	67,780

Television Francaise 1*	13,272	64,980

TV Asahi Holdings Corp.	5,005	74,297

WPP PLC	23,986	186,109

TOTAL MEDIA		$2,148,853

METALS & MINING – 0.8%

Anglo American PLC	5,864	104,291

Asahi Holdings, Inc.	9,968	225,237

Barrick Gold Corp.	7,632	196,454

Centerra Gold, Inc.	10,921	87,324

Chubu Steel Plate Co. Ltd.	1,610	9,468

Eldorado Gold Corp.*	5,997	56,792

Gold Fields Ltd.	9,774	72,754

Harmony Gold Mining Co. Ltd. ADR*	16,743	60,610

IAMGOLD Corp.*	7,924	27,813

Impala Platinum Holdings Ltd.*	6,322	37,706

Kinross Gold Corp.*	13,359	88,303

Kyoei Steel Ltd.	5,475	69,572

Nakayama Steel Works Ltd.	8,090	28,333

Neturen Co. Ltd.	2,865	15,541

Norsk Hydro ASA	42,697	108,316

Northern Dynasty Minerals Ltd.*	2,242	1,289

Pacific Metals Co. Ltd.	2,207	34,024

Resolute Mining Ltd.*	47,189	28,115

Salzgitter AG	4,793	64,036

SEMAFO, Inc.*	23,682	59,547

Tokyo Steel Manufacturing Co. Ltd.	12,840	81,748

Western Areas Ltd.	35,963	50,694

Yamato Kogyo Co. Ltd.	8,668	170,107

Yodogawa Steel Works Ltd.	980	15,419

TOTAL METALS & MINING		$1,693,493

MULTILINE RETAIL – 0.4%
Dollar General Corp.	2,824	495,047
Marks & Spencer Group PLC	32,704	38,102
Marui Group Co. Ltd.	24,460	400,384

TOTAL MULTILINE RETAIL		$933,533

Description	Number of Shares	Value

MULTI-UTILITIES – 1.4%

Centrica PLC	86,928	$43,477

CMS Energy Corp.	4,601	262,671

Consolidated Edison, Inc.	4,488	353,654

E.ON SE	44,564	446,412

Engie SA*	14,983	162,560

National Grid PLC	115,871	1,357,857

WEC Energy Group, Inc.	3,888	352,058

TOTAL MULTI-UTILITIES		$2,978,689

OIL, GAS & CONSUMABLE FUELS – 2.7%

Advantage Oil & Gas Ltd.*	18,823	30,561

ARC Resources Ltd.	9,527	40,176

BP PLC	64,543	254,325

Cameco Corp.	5,973	59,389

Enbridge, Inc.	21,967	673,079

Eni SpA	21,499	204,807

Equinor ASA	9,664	133,816

Galp Energia SGPS SA	47,976	553,699

Gazprom PJSC ADR	17,796	89,870

Idemitsu Kosan Co. Ltd.	5,302	120,477

Imperial Oil Ltd.	27,215	439,718

Inpex Corp.	17,760	114,642

Japan Petroleum Exploration Co. Ltd.	1,850	31,797

LUKOIL PJSC ADR	461	29,767

OMV AG	167	5,453

Ovintiv, Inc.	5,208	32,551

Repsol SA	1,089	9,885

Royal Dutch Shell PLC, Class A	1,407	23,165

Royal Dutch Shell PLC, Class B	19,184	307,108

Surgutneftegas PJSC ADR	15,452	74,942

TC Energy Corp.	16,737	770,266

TOTAL SA	44,072	1,564,228

Tourmaline Oil Corp.	4,594	45,546

YPF SA ADR	5,483	21,055

TOTAL OIL, GAS & CONSUMABLE FUELS		$5,630,322

PERSONAL PRODUCTS – 0.3%
Beiersdorf AG	248	25,948
Kao Corp.	2,898	223,483
L’Oreal SA	241	70,069
Unilever NV	4,759	236,996
Unilever PLC	1,600	82,387

TOTAL PERSONAL PRODUCTS		$638,883

PHARMACEUTICALS – 6.1%
Astellas Pharma, Inc.	13,936	230,490
AstraZeneca PLC ADR	22,979	1,201,342
AstraZeneca PLC	5,789	605,481

ANNUAL REPORT / April 30, 2020

31	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Eisai Co. Ltd.	4,705	$328,461

GlaxoSmithKline PLC	5,589	116,600

Johnson & Johnson	11,082	1,662,743

Kyowa Kirin Co. Ltd.	5,803	134,686

Merck & Co., Inc.	20,033	1,589,418

Nippon Shinyaku Co. Ltd.	5,200	365,163

Novartis AG	41,671	3,556,139

Novo Nordisk A/S, Class B	1,401	89,370

Ono Pharmaceutical Co. Ltd.	7,023	169,200

Orion OYJ, Class B	860	43,704

Pfizer, Inc.	34,494	1,323,190

Roche Holding AG	3,800	1,315,930

Takeda Pharmaceutical Co. Ltd.	6,945	250,447

Vifor Pharma AG	305	45,757

TOTAL PHARMACEUTICALS		$13,028,121

PROFESSIONAL SERVICES – 0.5%

Adecco Group AG	4,100	179,419

BeNEXT Group, Inc.	6,500	40,608

Bureau Veritas SA	1,844	38,281

Experian PLC	15,368	461,504

Hays PLC	56,410	76,854

JAC Recruitment Co. Ltd.	2,300	24,091

Pagegroup PLC	12,420	58,783

RELX PLC	5,207	117,479

SGS SA	39	87,972

SThree PLC	10,114	27,399

Verisk Analytics, Inc.	29	4,432

Wolters Kluwer NV	521	38,373

TOTAL PROFESSIONAL SERVICES		$1,155,195

REAL ESTATE INVESTMENT TRUSTS – 3.0%

American Tower Corp.	10,272	2,444,736

British Land Co. PLC (The)	11,932	60,868

Covivio	63	3,956

Daiwa Securities Living Investments Corp.	72	60,168

Equity LifeStyle Properties, Inc.	6,470	390,206

Extra Space Storage, Inc.	4,179	368,755

Klepierre SA	232	4,710

Land Securities Group PLC	7,299	60,867

LaSalle Logiport REIT	79	110,593

Medical Properties Trust, Inc.	55,467	950,704

Public Storage	7,951	1,474,513

Realty Income Corp.	1,304	71,616

Sun Communities, Inc.	2,898	389,491

TOTAL REAL ESTATE INVESTMENT TRUSTS		$6,391,183

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.5%

CK Asset Holdings Ltd.	16,867	106,578

Description	Number of Shares	Value

Daito Trust Construction Co. Ltd.	738	$70,173

Mitsubishi Estate Co. Ltd.	20,004	323,627

Nexity SA	15,624	479,249

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$979,627

ROAD & RAIL – 2.0%

AMERCO	2,038	570,905

Canadian National Railway Co.	30,395	2,513,573

East Japan Railway Co.	2,464	179,921

Go-Ahead Group PLC (The)	1,668	28,149

Hankyu Hanshin Holdings, Inc.	3,175	108,626

Kyushu Railway Co.	2,900	78,019

Nagoya Railroad Co. Ltd.	3,034	86,821

Seino Holdings Co. Ltd.	4,500	53,573

Tokyu Corp.	6,722	101,179

Uber Technologies, Inc.*	11,895	360,062

West Japan Railway Co.	1,856	114,696

TOTAL ROAD & RAIL		$4,195,524

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.8%

Advanced Micro Devices, Inc.*	6,251	327,490

ASML Holding NV	428	123,448

Marvell Technology Group Ltd.	18,051	482,684

MediaTek, Inc.	41,000	566,146

Miraial Co. Ltd.	1,750	17,718

NVIDIA Corp.	370	108,144

Realtek Semiconductor Corp.	49,000	419,603

Taiwan Semiconductor Manufacturing Co.

Ltd.	77,000	776,761

Taiwan Semiconductor Manufacturing Co.

Ltd. ADR	5,211	276,860

Texas Instruments, Inc.	4,551	528,235

Tokyo Seimitsu Co. Ltd.	2,785	90,086

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$3,717,175

SOFTWARE – 2.4%

ANSYS, Inc.*	606	158,669

CDK Global, Inc.	10,565	414,993

Constellation Software, Inc.	1,347	1,295,305

Guidewire Software, Inc.*	3,544	321,937

Microsoft Corp.	5,306	950,888

Oracle Corp.	3,144	166,538

Paycom Software, Inc.*	950	247,969

RingCentral, Inc., Class A*	1,056	241,328

Sage Group PLC (The)	6,633	53,346

Slack Technologies, Inc., Class A*	9,017	240,664

Splunk, Inc.*	3,643	511,331

Trade Desk, Inc. (The), Class A*	96	28,088

Workday, Inc., Class A*	2,856	439,538

TOTAL SOFTWARE		$5,070,594

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	32

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

SPECIALTY RETAIL – 1.9%

ABC-Mart, Inc.	1,077	$54,732

AutoZone, Inc.*	385	392,823

CarMax, Inc.*	8,007	589,716

CECONOMY AG*	13,385	34,263

Five Below, Inc.*	3,795	342,157

Halfords Group PLC	22,363	30,499

Home Depot, Inc. (The)	3,678	808,535

Kingfisher PLC	48,353	95,922

Nishimatsuya Chain Co. Ltd.	7,330	57,989

Nitori Holdings Co. Ltd.	885	135,649

PAL GROUP Holdings Co. Ltd.	3,000	35,093

Ross Stores, Inc.	2,826	258,183

Shimamura Co. Ltd.	1,850	116,636

TJX Cos., Inc. (The)	18,516	908,210

USS Co. Ltd.	4,701	74,440

Xebio Holdings Co. Ltd.	6,785	56,102

TOTAL SPECIALTY RETAIL		$3,990,949

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 0.8%

Acer, Inc.	150,480	83,313

Apple, Inc.	2,839	834,098

Canon, Inc.	3,405	71,625

Compal Electronics, Inc. GDR	45,202	145,166

HP, Inc.	25,364	393,396

Maxell Holdings Ltd.	4,460	41,029

Melco Holdings, Inc.	390	9,061

Quadient	3,889	53,707

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$1,631,395

TEXTILES, APPAREL & LUXURY GOODS – 0.6%

361 Degrees International Ltd.	192,840	29,258

ANTA Sports Products Ltd.	42,000	357,674

Daphne International Holdings Ltd.*	175,110	2,945

Hermes International	51	37,285

NIKE, Inc., Class B	8,801	767,271

Sanyo Shokai Ltd.*	3,360	28,057

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,222,490

TOBACCO – 0.5%

Imperial Brands PLC	4,601	96,798

Japan Tobacco, Inc.	14,596	271,822

Philip Morris International, Inc.	9,291	693,109

Swedish Match AB	925	57,162

TOTAL TOBACCO		$1,118,891

TRADING COMPANIES & DISTRIBUTORS – 1.2%

Brenntag AG	14,445	654,043

Fastenal Co.	13,191	477,778

Ferguson PLC	3,586	258,557

Description	Number of Shares	Value

ITOCHU Corp.	8,053	$157,880

Mitsubishi Corp.	16,430	348,447

Rexel SA	13,791	128,806

SIG PLC	29,112	8,781

Triton International Ltd.	13,709	424,705

TOTAL TRADING COMPANIES & DISTRIBUTORS		$2,458,997

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Fraport AG Frankfurt Airport Services

Worldwide	507	22,208

Getlink SE	3,209	40,931

Hamburger Hafen und Logistik AG	1,439	23,413

TOTAL TRANSPORTATION INFRASTRUCTURE		$86,552

WATER UTILITIES – 0.4%

Guangdong Investment Ltd.	400,503	832,432

WIRELESS TELECOMMUNICATION SERVICES – 1.1%

China Mobile Ltd.	20,807	167,269

KDDI Corp.	44,264	1,282,076

Millicom International Cellular SA SDR*	11,433	297,099

MTN Group Ltd.	10,646	27,976

NTT DOCOMO, Inc.	7,976	235,062

Orange Belgium SA	3,754	62,447

Softbank Corp.	14,002	190,679

VEON Ltd. ADR	43,667	74,670

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$2,337,278

TOTAL COMMON STOCKS (COST $185,511,774)		$187,925,800

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%

iShares Core MSCI EAFE ETF	1,820	96,515

Nomura TOPIX ETF	7,890	111,645

TOTAL INVESTMENT COMPANIES (COST $192,284)		$208,160

PREFERRED STOCKS – 0.2%

CONSUMER DISCRETIONARY – 0.2%

Volkswagen AG 4.86%	3,187	443,413

CONSUMER STAPLES – 0.0%**

Henkel AG & Co. KGaA 0.00%	376	33,384

TOTAL PREFERRED STOCKS (COST $537,936)		$476,797

RIGHT – 0.0%**

Shin Kong Financial Holding Co. Ltd.*	4,000	100

TOTAL RIGHT (COST $0)		$100

MONEY MARKET FUNDS – 3.9%

Dreyfus Cash Management Fund, Institutional Shares, 1.71%^	135	135

ANNUAL REPORT / April 30, 2020

33	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	8,244,259	$8,244,259

TOTAL MONEY MARKET FUNDS (COST $8,244,394)		$8,244,394

Description	Value

TOTAL INVESTMENTS – 92.8% (COST $194,486,388)	$196,855,251

OTHER ASSETS LESS LIABILITIES – 7.2%	15,263,877

TOTAL NET ASSETS – 100.0%	$212,119,128

Cost of investments and derivatives for Federal income tax purposes is $199,630,410. The net unrealized appreciation/(depreciation) of investments and derivatives was $(7,433,735). This consists of net unrealized appreciation from investment for those securities and derivatives having an excess of value over cost of $8,414,198 and net unrealized depreciation from investments for those securities and derivatives having an excess of cost over value of $(15,847,933).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$2,580,639	$795,840	$—	$3,376,479

Air Freight & Logistics	1,920,772	92,678	—	2,013,450

Airlines	—	79,735	—	79,735

Auto Components	—	1,022,214	—	1,022,214

Automobiles	—	1,975,195	—	1,975,195

Beverages	1,819,446	2,327,846	—	4,147,292

Biotechnology	208,230	157,301	—	365,531

Building Products	1,221,459	657,751	—	1,879,210

Capital Markets	2,664,040	1,291,887	—	3,955,927

Chemicals	1,477,190	664,134	—	2,141,324

Commercial Banks	3,227,079	2,218,586	—	5,445,665

Commercial Services & Supplies	4,270,765	569,284	—	4,840,049

Communications Equipment	2,154,270	464,168	—	2,618,438

Construction & Engineering	—	2,961,738	—	2,961,738

Construction Materials	—	311,322	—	311,322

Consumer Finance	663,021	42,089	—	705,110

Containers & Packaging	1,232,436	21,780	—	1,254,216

Distributors	399,016	—	—	399,016

Diversified Consumer Services	549,038	28,335	—	577,373

Diversified Financial Services	2,448,117	1,769,502	—	4,217,619

Diversified Telecommunication Services	1,782,330	2,803,626	—	4,585,956

Electric Utilities	1,570,732	348,895	—	1,919,627

Electrical Equipment	991,835	1,016,160	—	2,007,995

Electronic Equipment, Instruments & Components	208,146	1,049,486	—	1,257,632

Energy Equipment & Services	11,250	85,641	—	96,891

Entertainment	990,388	835,762	—	1,826,150

Food & Staples Retailing	940,381	643,168	—	1,583,549

Food Products	2,722,362	2,441,401	—	5,163,763

Gas Utilities	435,678	848,466	—	1,284,144

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Health Care Equipment & Supplies	7,071,199	2,198,278	—	9,269,477

Health Care Providers & Services	$3,013,959	$177,562	$—	$3,191,521

Health Care Technology	647,523	39,994	—	687,517

Hotels, Restaurants & Leisure	3,419,949	1,964,699	—	5,384,648

Household Durables	1,431,485	231,396	—	1,662,881

Household Products	2,437,395	1,368,016	—	3,805,411

Independent Power & Renewable Electricity Producers	—	19,316	—	19,316

Industrial Conglomerates	—	71,225	—	71,225

Insurance	8,364,467	6,163,336	—	14,527,803

Interactive Media & Services	727,246	796,091	—	1,523,337

Internet & Catalog Retail	2,025,201	7,856	—	2,033,057

IT Services	10,253,677	2,087,959	—	12,341,636

Leisure Equipment & Products	164,341	—	—	164,341

Life Sciences Tools & Services	1,032,153	65,927	—	1,098,080

Machinery	4,639,731	911,721	—	5,551,452

Marine	—	341,312	—	341,312

Media	1,497,594	651,259	—	2,148,853

Metals & Mining	578,132	1,115,361	—	1,693,493

Multiline Retail	495,047	438,486	—	933,533

Multi-Utilities	968,383	2,010,306	—	2,978,689

Oil, Gas & Consumable Fuels	2,306,920	3,323,402	—	5,630,322

Personal Products	—	638,883	—	638,883

Pharmaceuticals	5,776,693	7,251,428	—	13,028,121

Professional Services	4,432	1,150,763	—	1,155,195

Real Estate Investment Trusts	6,090,021	301,162	—	6,391,183

Real Estate Management & Development	—	979,627	—	979,627

Road & Rail	3,444,540	750,984	—	4,195,524

Semiconductors & Semiconductor Equipment	1,846,861	1,870,314	—	3,717,175

Software	5,017,248	53,346	—	5,070,594

Specialty Retail	3,299,624	691,325	—	3,990,949

Technology Hardware, Storage & Peripherals	1,372,660	258,735	—	1,631,395

Textiles, Apparel & Luxury Goods	767,271	455,219	—	1,222,490

Tobacco	693,109	425,782	—	1,118,891

Trading Companies & Distributors	902,483	1,556,514	—	2,458,997

Transportation Infrastructure	—	86,552	—	86,552

Water Utilities	—	832,432	—	832,432

Wireless Telecommunication Services	74,670	2,262,608	—	2,337,278

Investment Companies	96,515	111,645	—	208,160

Preferred Stocks	—	476,797	—	476,797

Right	—	100	—	100

Money Market Funds	8,244,394	—	—	8,244,394

Total Investments in Securities	$125,193,543	$71,661,708	$—	$196,855,251

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$322,676	$—	$322,676

Total Assets - Other Financial Instruments	$—	$322,676	$—	$322,676

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(67,736)	$—	$(67,736)

Financial Futures Contracts	(13,964,282)	—	—	(13,964,282)

ANNUAL REPORT / April 30, 2020

35	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Total Liabilities - Other Financial Instruments	$(13,964,282)	$(67,736)	$—	$(14,032,018)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

As a result of utilizing international fair value pricing at April 30, 2020, a portion of the Fund’s common stock investments were categorized as Level 2.

*	Non-income producing security.
^	7-Day net yield.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ADR	American Depositary Receipt
EAFE	Europe, Australasia and the Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
LLC	Limited Liability Corporation
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OYJ	Public Limited Company
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited Partnership with Share Capital
SDR	Swedish Depositary Receipt

Currency Code	Currency
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

At April 30, 2020, the Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
5/1/2020	HSBC Bank USA, N.A.	590,175 JPY	$5,532	$5,500	$—	$(32)
5/4/2020	Morgan Stanley Capital Services LLC	587,223 HKD	75,768	75,746	—	(22)
5/5/2020	JP Morgan Chase Bank, N.A.	23,008 EUR	25,193	25,214	21	—
5/7/2020	State Street Corp.	66,840 JPY	627	623	—	(4)
6/17/2020	Deutsche Bank AG	418,000,000 JPY	3,805,487	3,897,947	92,460	—
CONTRACTS SOLD
5/1/2020	Morgan Stanley Capital Services LLC	10,080,000 JPY	93,951	93,929	22	—
5/1/2020	Bank of New York Mellon	77,942 JPY	730	726	4	—
5/1/2020	HSBC Bank USA, N.A.	59,262 JPY	555	552	3	—
5/1/2020	Bank of New York Mellon	12,288 CAD	8,807	8,828	—	(21)
5/4/2020	Goldman Sachs Bank USA	23,059 EUR	25,042	25,271	—	(229)
5/4/2020	Bank of New York Mellon	22,548 CHF	23,163	23,360	—	(197)
5/4/2020	Bank of New York Mellon	595 GBP	750	750	—	—
5/4/2020	Bank of New York Mellon	132 EUR	143	144	—	(1)
5/5/2020	JP Morgan Chase Bank, N.A.	27,300 EUR	29,893	29,917	—	(24)
5/5/2020	Bank of New York Mellon	416 EUR	455	457	—	(2)
5/7/2020	State Street Corp.	4,012,711 JPY	37,617	37,392	225	—
6/17/2020	Canadian Imperial Bank of Commerce	745,000,000 JPY	7,095,123	6,947,298	147,825	—
6/17/2020	Morgan Stanley Capital Services LLC	5,505,000 CAD	3,964,377	3,955,264	9,113	—
6/17/2020	Toronto Dominion Bank	3,470,000 CAD	2,438,250	2,493,146	—	(54,896)
6/17/2020	Deutsche Bank AG	3,187,000 EUR	3,568,962	3,495,959	73,003	—

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	36

Wilmington Global Alpha Equities Fund (concluded)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS SOLD (continued)
6/17/2020	Bank of Montreal	2,266,000 GBP	$2,842,323	$2,854,631	$ —	$(12,308)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$322,676	$(67,736)

At April 30, 2020, the Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Notional Value	Unrealized Appreciation(a)	Unrealized Depreciation(a)
SHORT POSITIONS:
E-Mini Russell 2000 Index	June 2020	120	$6,448,667	$7,840,200	$—	$(1,391,533)
E-Mini S&P 500 Index	June 2020	172	21,690,852	24,960,640	—	(3,269,788)
E-Mini S&P Mid 400 Index	June 2020	106	14,833,473	17,397,780	—	(2,564,307)
Euro STOXX 50 Index	June 2020	215	5,522,956	6,846,516	—	(1,323,560)
FTSE 100 Index	June 2020	67	4,001,087	4,758,079	—	(756,992)
MSCI EAFE Index	June 2020	380	28,190,140	31,127,700	—	(2,937,560)
S&P TSX 60 Index	June 2020	40	4,126,602	5,032,473	—	(905,871)
TOPIX Index	June 2020	72	9,323,810	10,138,481	—	(814,671)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$—	$(13,964,282)
(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2020. Only current day variation margin is reported on the Fund’s Statement of assets and liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

37

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Real Estate Related Securities:

Exchange-Traded Funds	32.8%

Real Estate Investment Trusts	30.4%

Common Stocks	8.9%

Investment Companies	3.9%
Commodity Related Securities:

Exchange-Traded Commodity Funds	16.6%

Investment Company Commodity Fund	3.0%

Cash Equivalents[1]	5.3%

Other Assets and Liabilities – Net[2]	(0.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Number of Shares	Value

REAL ESTATE RELATED SECURITIES – 76.0%

COMMON STOCKS – 8.9%

DIVERSIFIED REAL ESTATE ACTIVITIES – 4.2%

Airport City Ltd.*	4,669	$70,837

Allreal Holding AG*	764	141,907

CapitaLand Ltd.	159,400	338,209

Chinese Estates Holdings Ltd.	75,000	35,838

City Developments Ltd.	39,000	218,000

Consolidated-Tomoka Land Co.	326	13,702

Daito Trust Construction Co. Ltd.	3,400	323,291

Daiwa House Industry Co. Ltd.	33,900	859,037

DIC Asset AG	3,489	46,241

Far East Consortium International Ltd.	78,000	27,670

Hang Lung Properties Ltd.	87,000	186,111

Heiwa Real Estate Co. Ltd.	4,300	115,459

Henderson Land Development Co. Ltd.	99,735	406,481

K Wah International Holdings Ltd.	85,000	38,949

Kerry Properties Ltd.	45,500	125,670

Lendlease Group	28,456	226,675

Leopalace21 Corp.*	9,900	21,994

Description	Number of Shares	Value

Mitsubishi Estate Co. Ltd.	69,700	$1,127,616

Mitsui Fudosan Co. Ltd.	47,900	880,735

Mobimo Holding AG*	348	95,927

Nomura Real Estate Holdings, Inc.	9,000	146,342

OUE Ltd.	18,100	14,369

SAMTY Co. Ltd.	1,400	18,112

Shinoken Group Co. Ltd.	4,300	31,820

Star Mica Holdings Co. Ltd.	2,000	27,288

Sumitomo Realty & Development Co. Ltd.	26,700	715,094

Sun Frontier Fudousan Co. Ltd.	1,700	13,505

Sun Hung Kai Properties Ltd.	78,000	1,066,559

Tokyo Tatemono Co. Ltd.	13,100	147,331

Tokyu Fudosan Holdings Corp.	25,300	123,773

Tricon Capital Group, Inc.	7,268	42,242

UOL Group Ltd.	32,700	157,276

Wharf Holdings Ltd. (The)	75,000	142,071

Wheelock & Co. Ltd.	55,000	403,094

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$8,349,225

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	84,495	82,082

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	38

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

REAL ESTATE DEVELOPMENT – 0.9%

Buwog AG Escrow Shares(a)	3,077	$—

Cedar Woods Properties Ltd.	4,976	13,637

CK Asset Holdings Ltd.	134,000	846,712

DREAM Unlimited Corp., Class A	9,069	57,139

Forestar Group, Inc.*	1,558	20,550

Goldcrest Co. Ltd.	1,500	22,628

Greenland Hong Kong Holdings Ltd.	101,000	37,633

Helical PLC	12,067	54,813

Howard Hughes Corp. (The)*	2,279	123,431

Katitas Co. Ltd.	2,600	45,376

Nexity SA	2,227	68,311

Road King Infrastructure Ltd.	34,000	52,551

Selvaag Bolig ASA	6,948	28,791

Sino Land Co. Ltd.	132,000	184,474

St. Modwen Properties PLC	19,519	90,454

TAG Immobilien AG*	10,923	239,255

Tosei Corp.	2,300	22,321

TOTAL REAL ESTATE DEVELOPMENT		$1,908,076

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

ADO Properties SA	1,203	33,703

Aeon Mall Co. Ltd.	5,400	67,882

Urban & Civic PLC	6,245	17,886

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$119,471

REAL ESTATE OPERATING COMPANIES – 3.7%

Alony Hetz Properties & Investments Ltd.	7,307	87,948

Amot Investments Ltd.	8,779	49,308

Aroundtown SA	56,773	305,376

Azrieli Group Ltd.	2,722	161,179

Big Shopping Centers Ltd.	209	16,720

CA Immobilien Anlagen AG	5,378	170,738

Castellum AB	13,543	237,542

Catena AB	1,465	46,616

Chip Eng Seng Corp. Ltd.	44,200	16,214

Daibiru Corp.	5,100	46,668

Deutsche Wohnen SE	18,969	768,782

Dios Fastigheter AB	6,443	39,675

Entra ASA	5,914	74,462

Fabege AB	17,964	212,800

Fastighets AB Balder, Class B*	5,984	236,471

Grainger PLC	32,354	108,700

Grand City Properties SA	3,165	66,187

Hang Lung Group Ltd.	8,000	18,273

Hongkong Land Holdings Ltd.	44,000	184,058

Hufvudstaden AB, Class A	3,483	44,630

Hulic Co. Ltd.	22,300	220,546

Description	Number of Shares	Value

Hysan Development Co. Ltd.	11,001	$36,701

Ichigo, Inc.	4,800	12,292

IMMOFINANZ AG*	2,937	54,234

Intershop Holding AG	103	52,876

Keihanshin Building Co. Ltd.	9,300	120,065

Kennedy-Wilson Holdings, Inc.	6,295	89,074

Klovern AB, Class B	42,277	57,106

Kungsleden AB	9,447	71,943

LEG Immobilien AG	4,359	500,437

Melisron Ltd.	1,293	52,044

Nyfosa AB*	11,802	72,261

PSP Swiss Property AG	2,810	326,430

S IMMO AG	4,007	74,402

Samhallsbyggnadsbolaget i Norden AB	81,389	157,614

Swire Properties Ltd.	55,600	155,945

Swiss Prime Site AG*	3,484	331,700

Takara Leben Co. Ltd.	7,200	23,578

Unizo Holdings Co. Ltd.*	2,500	139,105

Vonovia SE	30,451	1,505,773

Wallenstam AB, Class B	6,496	67,366

Wharf Real Estate Investment Co. Ltd.	50,000	211,674

Wihlborgs Fastigheter AB	8,624	123,057

TOTAL REAL ESTATE OPERATING COMPANIES		$7,348,570

RETAIL – 0.0%**

Kiwi Property Group Ltd.	25,687	15,039

TOTAL COMMON STOCKS (COST $15,559,746)		$17,822,463

EXCHANGE-TRADED FUNDS – 32.8%

EQUITY FUNDS – 32.8%

Schwab U.S. REIT ETF#	957,500	33,771,025

Vanguard Global ex-U.S. Real Estate ETF	712,000	31,790,800

TOTAL EQUITY FUNDS		$65,561,825

TOTAL EXCHANGE-TRADED FUNDS (COST $76,571,648)		$65,561,825

INVESTMENT COMPANIES – 3.9%

DIVERSIFIED – 3.9%

Tortoise MLP & Pipeline Fund	973,466	7,865,608

REAL ESTATE OPERATING COMPANIES – 0.0%**

BMO Commercial Property Trust Ltd.	13,224	12,678

TOTAL INVESTMENT COMPANIES (COST $12,912,522)		$7,878,286

REAL ESTATE INVESTMENT TRUSTS – 30.4%

DIVERSIFIED – 4.9%

Abacus Property Group	21,546	35,141

Activia Properties, Inc.	17	49,594

American Assets Trust, Inc.	2,528	71,593

ANNUAL REPORT / April 30, 2020

39	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

American Finance Trust, Inc.	5,633	$43,430

Charter Hall Group	34,892	172,420

Charter Hall Long Wale REIT	18,790	54,469

Cofinimmo SA	897	124,703

Colony Capital, Inc.	31,235	72,153

Cominar REIT	2,682	16,358

Covivio	3,213	201,782

Daiwa House REIT Investment Corp.	70	169,372

Empire State Realty Trust, Inc., Class A	11,473	95,914

Equinix, Inc.	4,414	2,980,333

Gecina SA	2,892	379,464

Gladstone Commercial Corp.	1,116	17,633

Global Net Lease, Inc.	4,719	67,906

Goodman Property Trust	95,209	130,592

GPT Group (The)	101,604	279,235

Growthpoint Properties Australia Ltd.	18,802	37,721

H&R REIT	11,787	83,494

Hankyu Hanshin REIT, Inc.	60	64,659

Heiwa REIT, Inc.	76	67,031

Hulic REIT, Inc.	26	29,019

ICADE	2,288	175,753

Kenedix Office Investment Corp.	30	148,206

Land Securities Group PLC	34,437	287,171

Lar Espana Real Estate Socimi SA	2,557	10,481

Lexington Realty Trust	13,070	136,582

LondonMetric Property PLC	53,050	129,612

LXI REIT PLC	19,555	26,041

Mapletree North Asia Commercial Trust	138,100	91,718

Merlin Properties Socimi SA	20,539	190,605

Mirvac Group	240,328	349,218

NIPPON REIT Investment Corp.	35	104,250

Nomura Real Estate Master Fund, Inc.	253	287,715

NSI NV	1,341	54,017

One Liberty Properties, Inc.	2,568	40,369

Picton Property Income Ltd. (The)	63,920	55,299

Premier Investment Corp.	106	106,444

PS Business Parks, Inc.	694	89,588

REIT 1 Ltd.	11,700	58,245

Sakura Sogo REIT Investment Corp.	24	16,479

Samty Residential Investment Corp.	22	18,929

Sekisui House REIT, Inc.	215	131,333

Soilbuild Business Space REIT	12	3

Star Asia Investment Corp.	40	31,662

Stockland	98,962	183,763

STORE Capital Corp.	11,268	226,149

Sunlight REIT	139,000	71,608

Suntec REIT	82,900	81,882

Tokyu REIT, Inc.	87	115,248

Description	Number of Shares	Value

Tosei REIT Investment Corp.	15	$13,356

United Urban Investment Corp.	134	134,436

VEREIT, Inc.	61,783	338,571

Washington REIT	4,250	99,110

WP Carey, Inc.	9,707	638,526

XYMAX REIT Investment Corp.	19	16,127

Yuexiu REIT	95,000	46,598

TOTAL DIVERSIFIED		$9,749,110

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Sella Capital Real Estate Ltd.	10,469	21,772

INDUSTRIALS – 4.7%

Americold Realty Trust	8,811	269,528

APN Industria REIT	12,124	16,371

Ascendas REIT	173,100	362,001

Dream Industrial REIT	7,428	54,324

Duke Realty Corp.	17,333	601,455

EastGroup Properties, Inc.	1,420	150,520

First Industrial Realty Trust, Inc.	4,348	164,224

Frasers Logistics & Industrial Trust	187,320	140,195

GLP J-REIT	153	197,254

Goodman Group	95,183	810,694

Granite REIT	1,863	85,123

Industrial & Infrastructure Fund Investment Corp.	95	132,337

Industrial Logistics Properties Trust	5,261	98,328

Innovative Industrial Properties, Inc.#	658	51,627

Japan Logistics Fund, Inc.	48	112,835

LaSalle Logiport REIT	96	134,392

Mapletree Industrial Trust	103,300	185,460

Mapletree Logistics Trust	158,250	200,460

Mitsubishi Estate Logistics REIT Investment Corp.	19	61,875

Mitsui Fudosan Logistics Park, Inc.	27	106,195

Monmouth Real Estate Investment Corp.	5,189	70,519

Montea CVA	593	52,122

Nippon Prologis REIT, Inc.	123	340,500

Prologis, Inc.	38,140	3,403,233

Rexford Industrial Realty, Inc.	3,932	160,111

Segro PLC	66,395	695,918

STAG Industrial, Inc.	7,013	184,091

Summit Industrial Income REIT	2,802	20,895

Terreno Realty Corp.	2,213	121,317

Tritax Big Box REIT PLC	82,699	125,521

Warehouses De Pauw CVA	10,234	280,756

TOTAL INDUSTRIALS		$9,390,181

OFFICE – 4.5%

Alexandria Real Estate Equities, Inc.	5,896	926,203

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	40

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Allied Properties REIT	4,391	$140,568

alstria office REIT AG	7,735	115,946

Befimmo SA	330	14,730

Boston Properties, Inc.	7,583	736,916

Brandywine Realty Trust	9,291	103,688

CapitaLand Commercial Trust	146,500	166,475

Champion REIT	160,000	94,854

City Office REIT, Inc.	2,823	28,512

Columbia Property Trust, Inc.	8,546	122,122

Corporate Office Properties Trust	5,911	156,169

Cousins Properties, Inc.	7,741	233,546

Cromwell Property Group	99,187	50,555

Daiwa Office Investment Corp.	18	99,580

Derwent London PLC	7,299	285,202

Dexus	63,973	379,764

Douglas Emmett, Inc.	7,065	215,412

Dream Office REIT	3,839	59,904

Easterly Government Properties, Inc.	3,911	105,245

Equity Commonwealth	9,474	321,642

Franklin Street Properties Corp.	5,659	30,785

GDI Property Group	37,938	25,646

Global One Real Estate Investment Corp.	77	65,106

Great Portland Estates PLC	16,267	138,550

Hibernia REIT PLC	36,138	47,008

Highwoods Properties, Inc.	5,470	212,291

Hudson Pacific Properties, Inc.	8,172	200,868

Ichigo Office REIT Investment Corp.	99	62,410

Inmobiliaria Colonial Socimi SA	20,649	199,448

Intervest Offices & Warehouses NV	685	16,959

Invesco Office J-REIT, Inc.	690	91,494

Japan Excellent, Inc.	65	69,718

Japan Prime Realty Investment Corp.	48	132,960

Japan Real Estate Investment Corp.	64	345,680

JBG SMITH Properties	6,514	221,150

Keppel REIT	134,000	100,086

Kilroy Realty Corp.	5,144	320,265

Mack-Cali Realty Corp.	6,689	108,295

Manulife US REIT	29,035	20,879

MCUBS MidCity Investment Corp.	153	106,192

Mirai Corp.	138	46,467

Mori Hills REIT Investment Corp.	84	107,480

Mori Trust Sogo REIT, Inc.	51	56,356

Nippon Building Fund, Inc.	82	488,986

Office Properties Income Trust	2,541	69,623

One REIT, Inc.	16	34,956

Orix JREIT, Inc.	184	219,970

Description	Number of Shares	Value

OUE Commercial Real Estate Investment Trust	118,851	$33,877

Paramount Group, Inc.	14,237	137,387

Piedmont Office Realty Trust, Inc., Class A	6,634	115,100

Prosperity REIT	65,000	20,854

Regional REIT Ltd.	31,547	30,793

SL Green Realty Corp.	4,299	228,062

Vornado Realty Trust	9,105	398,981

Workspace Group PLC	10,595	104,355

TOTAL OFFICE		$8,966,070

REAL ESTATE OPERATING COMPANIES – 0.0%**

Capital & Counties Properties PLC	26,301	54,927

RESIDENTIAL – 4.6%

Advance Residence Investment Corp.	73	223,983

American Campus Communities, Inc.	8,335	294,142

American Homes 4 Rent, Class A	11,054	266,844

Apartment Investment and Management Co., Class A	8,258	311,079

AvalonBay Communities, Inc.	7,510	1,223,755

Bluerock Residential Growth REIT, Inc.	2,866	16,680

Camden Property Trust	5,106	449,685

Canadian Apartment Properties REIT	5,526	190,162

Civitas Social Housing PLC	32,796	40,295

Comforia Residential REIT, Inc.	47	139,552

Daiwa Securities Living Investments Corp.	122	101,952

Empiric Student Property PLC	15,749	12,344

Equity LifeStyle Properties, Inc.	8,446	509,378

Equity Residential	18,409	1,197,690

Essex Property Trust, Inc.	3,485	850,689

Front Yard Residential Corp.	2,160	24,646

Independence Realty Trust, Inc.	2,017	20,311

Ingenia Communities Group	24,221	58,519

InterRent REIT	6,334	66,118

Investors Real Estate Trust	389	24,363

Invitation Homes, Inc.	26,091	617,052

Irish Residential Properties REIT PLC	33,709	47,224

Kenedix Residential Next Investment Corp.	76	119,936

Killam Apartment REIT	2,717	32,656

Mid-America Apartment Communities, Inc.	5,426	607,278

NexPoint Residential Trust, Inc.	608	18,283

Nippon Accommodations Fund, Inc.	36	213,812

Northview Apartment REIT	2,317	58,593

Preferred Apartment Communities, Inc., Class A	5,454	40,414

Starts Proceed Investment Corp.	19	32,330

Sun Communities, Inc.	4,345	583,968

UDR, Inc.	13,808	517,386

UMH Properties, Inc.	2,326	30,215

ANNUAL REPORT / April 30, 2020

41	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

UNITE Group PLC (The)	21,760	$240,277

TOTAL RESIDENTIAL		$9,181,611

RETAIL – 4.3%

Acadia Realty Trust	6,544	81,080

AEON REIT Investment Corp.	79	78,569

Agree Realty Corp.	2,237	145,651

Alexander’s, Inc.	245	77,239

Altarea SCA	156	19,096

British Land Co. PLC (The)	42,410	216,343

Brixmor Property Group, Inc.	15,303	175,219

Brookfield Property REIT, Inc., Class A#	2,242	21,960

BWP Trust	45,660	104,345

CapitaLand Mall Trust	168,900	224,722

CapitaLand Retail China Trust	16,985	16,152

Cedar Realty Trust, Inc.	15,941	16,738

Charter Hall Retail REIT	6,721	13,830

Choice Properties REIT	12,370	112,152

Essential Properties Realty Trust, Inc.	2,565	37,680

Eurocommercial Properties NV	1,066	11,877

Federal Realty Investment Trust	3,704	308,432

First Capital Real Estate Investment Trust	1,322	13,629

Fortune REIT	101,000	95,112

Frasers Centrepoint Trust	44,023	66,142

Frontier Real Estate Investment Corp.	5	14,027

Fukuoka REIT Corp.	12	12,069

Getty Realty Corp.	2,065	56,085

Hammerson PLC	14,444	12,798

Japan Retail Fund Investment Corp.	91	99,211

Kenedix Retail REIT Corp.	14	21,947

Kimco Realty Corp.	22,269	242,955

Kite Realty Group Trust	3,650	37,340

Klepierre SA	8,409	170,711

Link REIT	120,500	1,074,167

Macerich Co. (The)#	7,744	57,848

Mapletree Commercial Trust	150,023	206,579

National Retail Properties, Inc.	9,051	295,425

NewRiver REIT PLC	19,204	16,145

Pennsylvania Real Estate Investment Trust#	3,915	3,954

Realty Income Corp.	17,189	944,020

Regency Centers Corp.	9,639	423,248

Retail Estates NV	459	24,809

Retail Opportunity Investments Corp.	9,001	87,355

Retail Properties of America, Inc., Class A	11,268	69,862

Retail Value, Inc.	979	14,166

RioCan REIT	3,304	37,741

RPT Realty	4,239	28,910

Description	Number of Shares	Value

Sasseur Real Estate Investment Trust	34,300	$17,790

Saul Centers, Inc.	797	25,998

Scentre Group	243,566	365,895

Seritage Growth Properties, Class A#,*	2,469	26,122

Shaftesbury PLC	8,605	64,990

Shopping Centres Australasia Property Group	49,146	71,237

Simon Property Group, Inc.	16,527	1,103,508

SITE Centers Corp.	7,871	47,698

Spirit Realty Capital, Inc.	5,259	161,767

Tanger Factory Outlet Centers, Inc.#	10,635	79,975

Taubman Centers, Inc.	4,397	189,511

True North Commercial Real Estate Investment Trust	3,946	16,811

Unibail-Rodamco-Westfield	6,612	391,508

Urban Edge Properties	6,074	69,851

Urstadt Biddle Properties, Inc., Class A	1,922	28,080

Vastned Retail NV	1,224	22,576

Vicinity Centres	112,014	107,234

Washington Prime Group, Inc.#	9,843	8,463

Weingarten Realty Investors	7,102	129,185

Whitestone REIT	2,143	14,530

TOTAL RETAIL		$8,730,069

SPECIALIZED – 7.4%

Aedifica SA	1,769	171,449

Apple Hospitality REIT, Inc.	17,422	168,645

Arena REIT	17,467	25,598

Ascott Residence Trust	176,183	110,832

Ashford Hospitality Trust, Inc.	22,623	18,603

Assura PLC	126,635	121,462

Big Yellow Group PLC	10,056	135,358

Braemar Hotels & Resorts, Inc.	2,261	7,077

CareTrust REIT, Inc.	5,040	83,059

CDL Hospitality Trusts	63,800	43,861

Charter Hall Social Infrastructure REIT	30,135	47,699

Chatham Lodging Trust	5,297	39,780

CoreCivic, Inc.	8,048	105,590

CorePoint Lodging, Inc.	2,059	8,957

CoreSite Realty Corp.	1,686	204,326

CubeSmart	10,208	257,242

CyrusOne, Inc.	5,971	418,866

DiamondRock Hospitality Co.	15,284	95,219

Digital Realty Trust, Inc.	13,940	2,083,891

Diversified Healthcare Trust	15,288	47,546

EPR Properties	4,853	142,775

Extra Space Storage, Inc.	7,332	646,976

Farmland Partners, Inc.	2,902	19,037

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	42

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Four Corners Property Trust, Inc.	3,633	$81,343

Gaming and Leisure Properties, Inc.	10,755	303,721

GEO Group, Inc. (The)	9,652	122,387

Gladstone Land Corp.	1,517	20,358

Health Care & Medical Investment Corp.	17	18,250

Healthcare Realty Trust, Inc.	7,053	207,288

Healthcare Trust of America, Inc., Class A	10,924	269,058

Healthpeak Properties, Inc.	26,102	682,306

Hersha Hospitality Trust	4,701	24,586

Host Hotels & Resorts, Inc.	37,823	465,601

Ichigo Hotel REIT Investment Corp.	16	8,769

Invincible Investment Corp.	322	82,388

Iron Mountain, Inc.#	15,775	381,440

Japan Hotel REIT Investment Corp.	175	58,083

Keppel DC REIT	87,295	144,757

Life Storage, Inc.	2,460	215,471

LTC Properties, Inc.	3,212	114,347

Medical Properties Trust, Inc.	28,187	483,125

National Health Investors, Inc.	2,938	161,766

National Storage Affiliates Trust	3,129	89,114

National Storage REIT	33,137	37,219

NorthWest Healthcare Properties REIT	2,862	20,068

Omega Healthcare Investors, Inc.	11,525	335,954

Ooedo Onsen REIT Investment Corp.	20	10,970

Park Hotels & Resorts, Inc.	14,652	139,341

Parkway Life REIT	17,000	39,718

Pebblebrook Hotel Trust	8,860	104,902

Physicians Realty Trust	9,773	150,700

Primary Health Properties PLC	77,644	150,385

Public Storage	8,156	1,512,530

QTS Realty Trust, Inc., Class A	2,146	134,189

RLJ Lodging Trust	11,928	110,811

Rural Funds Group	14,991	18,930

Ryman Hospitality Properties, Inc.	2,319	81,953

Sabra Health Care REIT, Inc.	11,566	148,276

Safestore Holdings PLC	15,484	140,068

Service Properties Trust	10,802	74,858

Summit Hotel Properties, Inc.	9,756	59,121

Sunstone Hotel Investors, Inc.	15,597	143,336

Universal Health Realty Income Trust	726	77,653

Ventas, Inc.	20,456	661,752

VICI Properties, Inc.	25,125	437,677

Vital Healthcare Property Trust	24,302	35,696

Welltower, Inc.	22,005	1,127,316

Description	Number of Shares	Value

Xenia Hotels & Resorts, Inc.	5,942	$57,637

TOTAL SPECIALIZED		$14,749,066

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $66,052,666)		$60,842,806

TOTAL REAL ESTATE RELATED SECURITIES (COST $171,096,582)		$152,105,380

COMMODITY RELATED SECURITIES – 19.6%

EXCHANGE-TRADED COMMODITY FUNDS – 16.6%

iShares Commodities Select Strategy ETF#	375,100	8,270,955

iShares Gold Trust*	941,650	15,169,981

iShares Silver Trust*	144,100	2,014,518

SPDR S&P Global Natural Resources ETF#	221,000	7,776,990

TOTAL EXCHANGE-TRADED COMMODITY FUNDS (COST $38,974,376)		$33,232,444

INVESTMENT COMPANY COMMODITY FUND – 3.0%

Vanguard Commodity Strategy Fund	295,567	6,020,690

TOTAL INVESTMENT COMPANY COMMODITY FUND (COST $6,000,000)		$6,020,690

TOTAL COMMODITY RELATED SECURITIES (COST $44,974,376)		$39,253,134

SHORT-TERM INVESTMENTS – 4.2%

MONEY MARKET FUND – 4.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	8,331,906	8,331,906

TOTAL SHORT-TERM INVESTMENT (COST $8,331,906)		$8,331,906

ANNUAL REPORT / April 30, 2020

43	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.1%

REPURCHASE AGREEMENTS – 1.1%

BNP Paribas SA, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $410,912 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.50%, maturing 5/15/20 to 4/20/50; total market value of $419,129.	$410,911	$410,911

Citigroup Global Markets Ltd., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $410,911 collateralized by U.S. Government Agency & Treasury Securities, 0.50% to 6.50%, maturing 5/31/20 to 2/01/57; total market value of $419,129.	410,911	410,911

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $410,912 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $419,129.	410,911	410,911

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $163,584 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $166,856.	163,584	163,584

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $410,911 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $419,129.	410,911	410,911

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $410,911 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $419,129.	410,911	410,911

TOTAL REPURCHASE AGREEMENTS (COST $2,218,139)		$2,218,139

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,218,139)		$2,218,139

Description	Value

TOTAL INVESTMENTS IN SECURITIES 100.9% (COST $226,621,003)	$201,908,559

COLLATERAL FOR SECURITIES ON LOAN – (1.1%)	(2,218,139)

OTHER ASSETS LESS LIABILITIES – 0.2%	356,928

TOTAL NET ASSETS – 100.0%	$200,047,348

Cost of investments for Federal income tax purposes is $233,473,743. The net unrealized appreciation/(depreciation) of investments was $(31,565,184). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $11,837,674 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(43,402,858).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	44

Wilmington Real Asset Fund (concluded)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Real Estate Related Securities
Common Stocks
Diversified Real Estate Activities	$55,944	$8,293,281	$—	$8,349,225
Office	—	82,082	—	82,082
Real Estate Development	201,120	1,706,956	—	1,908,076
Real Estate Management & Development	—	119,471	—	119,471
Real Estate Operating Companies	89,074	7,259,496	—	7,348,570
Retail	—	15,039	—	15,039
Exchange-Traded Funds
Equity Funds	65,561,825	—	—	65,561,825
Investment Companies
Diversified	7,865,608	—	—	7,865,608
Real Estate Operating Companies	—	12,678	—	12,678
Real Estate Investment Trusts
Diversified	5,017,709	4,731,401	—	9,749,110
Diversified Real Estate Activities	—	21,772	—	21,772
Industrials	5,435,295	3,954,886	—	9,390,181
Office	5,192,734	3,773,336	—	8,966,070
Real Estate Operating Companies	—	54,927	—	54,927
Residential	7,951,387	1,230,224	—	9,181,611
Retail	5,190,188	3,539,881	—	8,730,069
Specialized	13,347,574	1,401,492	—	14,749,066
Commodity Related Securities
Exchange-Traded Commodity Funds	33,232,444	—	—	33,232,444
Investment Company Commodity Fund	6,020,690	—	—	6,020,690
Money Market Fund	8,331,906	—	—	8,331,906
Repurchase Agreements	—	2,218,139	—	2,218,139

Total Investments in Securities	$163,493,498	$38,415,061	$—	$201,908,559

As a result of utilizing international fair value pricing at April 30, 2020, a portion of the Fund’s common stock investments were categorized as Level 2.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements
(a)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Portfolio of Investments.

^	7-Day net yield.
*	Non-income producing security.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

CVA	Dutch Certification
ETF	Exchange-Traded Fund
J-REIT	Japanese Real Estate Investment Trust

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited Partnership With Share Capital
SPDR	Standard & Poor’s Depository Receipts

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

45

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Diversified Income Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Investment Companies:
Exchange-Traded Funds	25.6%
Inflation-Protected Securities Fund	3.6%
Common Stocks	36.3%
U.S. Treasury	12.5%
Corporate Bonds	11.8%
Mortgage-Backed Securities	7.6%
Collateralized Mortgage Obligations	0.3%
Government Agencies	0.1%
Enhanced Equipment Trust Certificates	0.1%
Cash Equivalents[1]	5.3%
Other Assets and Liabilities – Net[2]	(3.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Number of Shares	Value
INVESTMENT COMPANIES – 29.2%

EXCHANGE-TRADED FUNDS – 25.6%
iShares iBoxx High Yield Corporate Bond ETF	21,300	$1,713,159
iShares International Select Dividend ETF#	200,100	4,783,391
SPDR Dow Jones International
Real Estate ETF#	42,625	1,193,926
Vanguard REIT ETF	10,700	814,377

TOTAL EXCHANGE-TRADED FUNDS		$8,504,853

INFLATION-PROTECTED SECURITIES FUND – 3.6%

Vanguard Inflation-Protected Securities
Fund, Admiral Shares	44,260	1,194,580

TOTAL INVESTMENT COMPANIES (COST $12,285,757)		$9,699,433

	Par Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 2012-114, Class VM, 3.50%, 10/25/25	$93,871	$99,158

Description	Par Value	Value

WHOLE LOAN – 0.0%**

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.87%, 2/25/34Δ	$9,702	$9,301
IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.97%, 11/25/35Δ	1,763	1,662

TOTAL WHOLE LOAN		$10,963

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $116,317)		$110,121

CORPORATE BONDS – 11.8%

AEROSPACE & DEFENSE – 0.1%
L3Harris Technologies, Inc., Sr. Unsecured, 2.90%, 12/15/29	15,000	15,558
Rockwell Collins, Inc., Sr. Unsecured, 3.50%, 3/15/27	25,000	26,677

TOTAL AEROSPACE & DEFENSE		$42,235

AUTOMOTIVE – 0.3%
General Motors Financial Co., Inc., Company Guaranteed, 3.20%, 7/06/21	40,000	39,132

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	46

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value
PACCAR Financial Corp., Sr. Unsecured, MTN, 2.65%, 5/10/22	$55,000	$56,217

TOTAL AUTOMOTIVE		$95,349

BEVERAGES – 0.2%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	20,000	22,855

Keurig Dr. Pepper, Inc., Company Guaranteed, 2.70%, 11/15/22	40,000	40,872

Keurig Dr. Pepper, Inc., Company Guaranteed, 3.20%, 5/01/30	15,000	15,966

TOTAL BEVERAGES		$79,693

BIOTECHNOLOGY – 0.1%

Amgen, Inc., Sr. Unsecured, 4.40%, 5/01/45	25,000	30,661

CAPITAL MARKETS – 0.4%

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	55,000	57,549

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.51%), 3.69%, 6/05/28Δ	35,000	37,310

Morgan Stanley, Sr. Unsecured, MTN, (SOFRRATE + 3.12%), 3.62%, 4/01/31Δ	20,000	22,030

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	10,000	11,029

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	18,000	18,483

TOTAL CAPITAL MARKETS		$146,401

CHEMICALS – 0.1%

DuPont de Nemours, Inc., Sr. Unsecured, 3.77%, 11/15/20	15,000	15,150

DuPont de Nemours, Inc., Sr. Unsecured, 2.17%, 5/01/23	20,000	20,167

TOTAL CHEMICALS		$35,317

COMMERCIAL BANKS – 0.7%

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	100,000	103,456

Fifth Third Bancorp, Sr. Unsecured, 2.55%, 5/05/27	15,000	14,985

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	20,000	21,453

Huntington Bancshares, Inc., Sr. Unsecured, 2.63%, 8/06/24	25,000	25,678

Truist Financial Corp., Sr. Unsecured, 2.90%, 3/03/21	30,000	30,403

U.S. Bancorp, Series V, Sr. Unsecured, MTN, 2.63%, 1/24/22	45,000	46,334

TOTAL COMMERCIAL BANKS		$242,309

Description	Par Value	Value

COMMERCIAL SERVICES & SUPPLIES – 0.2%

Global Payments, Inc., Sr. Unsecured, 3.75%, 6/01/23	$50,000	$52,328

COMPUTERS – 0.2%

Hewlett Packard Enterprise Co., Sr. Unsecured, 3.50%, 10/05/21	50,000	50,990

CONSUMER FINANCE – 0.1%

Capital One Financial Corp., Sr. Unsecured, 2.40%, 10/30/20	25,000	25,074

DIVERSIFIED FINANCIAL SERVICES – 1.3%

Bank of America Corp., Sr. Unsecured, MTN, 3.25%, 10/21/27	20,000	21,414

BlackRock, Inc., Sr. Unsecured, 3.38%, 6/01/22	38,000	39,922

Citigroup, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	35,000	35,821

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	143,751

JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.30%, 8/15/21	100,000	100,247

Wells Fargo & Co., Sr. Unsecured, (SOFRRATE + 2.00%), 2.19%, 4/30/26Δ	25,000	25,135

Wells Fargo & Co., Subordinated, MTN, 4.40%, 6/14/46	40,000	45,631

Wells Fargo & Co., Series M, Subordinated, MTN, 3.45%, 2/13/23	35,000	36,500

TOTAL DIVERSIFIED FINANCIAL SERVICES		$448,421

ELECTRIC – 0.7%

DTE Energy Co., Series F, Sr. Unsecured, 3.85%, 12/01/23	10,000	10,630

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	90,000	90,811

WEC Energy Group, Inc., Sr. Unsecured, 3.38%, 6/15/21	70,000	71,808

WEC Energy Group, Inc., Sr. Unsecured, 3.10%, 3/08/22	45,000	46,238

TOTAL ELECTRIC		$219,487

ENVIRONMENTAL CONTROL – 0.2%

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	35,000	37,638

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	25,000	30,755

TOTAL ENVIRONMENTAL CONTROL		$68,393

FOOD & STAPLES RETAILING – 0.7%

Campbell Soup Co., Sr. Unsecured, 3.30%, 3/19/25	40,000	42,616

ANNUAL REPORT / April 30, 2020

47	PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Conagra Brands, Inc., Sr. Unsecured, 4.60%, 11/01/25	$40,000	$44,590

Kroger Co. (The), Sr. Unsecured, 2.80%, 8/01/22	35,000	36,025

Kroger Co. (The), Sr. Unsecured, 5.40%, 1/15/49	50,000	65,838

McCormick & Co., Inc., Sr. Unsecured, 2.50%, 4/15/30	35,000	35,922

TOTAL FOOD & STAPLES RETAILING		$224,991

FOOD PRODUCTS – 0.1%

Archer-Daniels-Midland Co., Sr. Unsecured, 3.25%, 3/27/30	20,000	22,018

FOREST PRODUCTS & PAPER – 0.2%

International Paper Co., Sr. Unsecured, 4.40%, 8/15/47	50,000	56,314

HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%

DH Europe Finance II Sarl, Company Guaranteed, 2.20%, 11/15/24	45,000	46,272

HEALTH CARE PROVIDERS & SERVICES – 0.3%

Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	30,000	32,806

Cigna Corp., Company Guaranteed, 4.13%, 9/15/20Ω	19,000	19,169

UnitedHealth Group, Inc., Sr. Unsecured, 2.75%, 2/15/23	25,000	26,122

UnitedHealth Group, Inc., Sr. Unsecured, 2.95%, 10/15/27	25,000	26,983

TOTAL HEALTH CARE PROVIDERS & SERVICES		$105,080

HOME FURNISHINGS – 0.2%

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	65,000	68,606

HOTELS, RESTAURANTS & LEISURE – 0.0%**

McDonald’s Corp., Sr. Unsecured, MTN, 1.45%, 9/01/25	15,000	15,028

HOUSEHOLD PRODUCTS – 0.0%**

Church & Dwight Co., Inc., Sr. Unsecured, 3.95%, 8/01/47	15,000	16,756

INSURANCE – 0.8%

American International Group, Inc., Sr. Unsecured, 3.30%, 3/01/21	60,000	60,956

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	40,000	42,378

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	35,000	36,555

Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26	25,000	26,553

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	60,000	62,466

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	45,000	49,974

TOTAL INSURANCE		$278,882

Description	Par Value	Value

MACHINERY – 0.1%

Caterpillar, Inc., Sr. Unsecured, 2.60%, 4/09/30	$25,000	$26,509

MEDIA – 0.4%

Comcast Corp., Company Guaranteed, 4.70%, 10/15/48	35,000	45,807

ViacomCBS, Inc., Company Guaranteed, 4.60%, 1/15/45	75,000	74,024

Walt Disney Co. (The) / TWDC Enterprises 18 Corp., Company Guaranteed, GMTN, 4.13%, 6/01/44	10,000	12,062

TOTAL MEDIA		$131,893

MISCELLANEOUS MANUFACTURING – 0.4%

Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 3/01/24	45,000	48,982

Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed, 3.50%, 3/21/26	55,000	58,076

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	20,000	20,042

TOTAL MISCELLANEOUS MANUFACTURING		$127,100

MULTI-UTILITIES – 0.2%

Sempra Energy, Sr. Unsecured, 2.85%, 11/15/20	55,000	54,975

OIL & GAS – 0.8%

BP Capital Markets PLC, Company Guaranteed, 2.50%, 11/06/22	50,000	51,074

Marathon Oil Corp., Sr. Unsecured, 4.40%, 7/15/27	70,000	54,409

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	20,000	19,288

Occidental Petroleum Corp., Sr. Unsecured, 2.70%, 8/15/22#	35,000	30,499

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	20,000	20,898

Phillips 66, Company Guaranteed, 3.85%, 4/09/25	10,000	10,483

Shell International Finance BV, Company Guaranteed, 3.25%, 5/11/25	25,000	26,762

Valero Energy Corp., Sr. Unsecured, 4.00%, 4/01/29	30,000	30,773

Valero Energy Corp., Sr. Unsecured, 4.90%, 3/15/45	10,000	10,815

TOTAL OIL & GAS		$255,001

PHARMACEUTICALS – 0.6%

AbbVie, Inc., Sr. Unsecured, 2.50%, 5/14/20	30,000	30,008

AbbVie, Inc., Sr. Unsecured, 4.25%, 11/14/28	25,000	28,811

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	20,000	23,208

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	48

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Bristol-Myers Squibb Co., Sr. Unsecured, 2.75%, 2/15/23Ω	$25,000	$25,688

Bristol-Myers Squibb Co., Sr. Unsecured, 4.55%, 2/20/48Ω	45,000	61,415

Zoetis, Inc., Sr. Unsecured, 3.95%, 9/12/47	20,000	23,686

TOTAL PHARMACEUTICALS		$192,816

PIPELINES – 0.7%

Energy Transfer Operating LP, Company Guaranteed, 3.60%, 2/01/23	35,000	33,994

Energy Transfer Operating LP, Company Guaranteed, 4.20%, 4/15/27	40,000	37,109

Energy Transfer Operating LP, Company Guaranteed, 3.75%, 5/15/30	15,000	13,857

Kinder Morgan, Inc., Company Guaranteed, 5.20%, 3/01/48	40,000	45,397

MPLX LP, Sr. Unsecured, 4.00%, 3/15/28	30,000	27,804

ONEOK Partners LP, Company Guaranteed, 6.20%, 9/15/43	45,000	41,655

Spectra Energy Partners LP, Company Guaranteed, 4.50%, 3/15/45	25,000	25,220

TOTAL PIPELINES		$225,036

REAL ESTATE INVESTMENT TRUSTS – 0.5%

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	15,000	16,800

AvalonBay Communities, Inc., Sr. Unsecured, MTN, 3.35%, 5/15/27	25,000	26,699

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.75%, 4/15/23	40,000	40,457

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	15,000	15,208

Welltower, Inc., Sr. Unsecured, 3.63%, 3/15/24	55,000	55,937

TOTAL REAL ESTATE INVESTMENT TRUSTS		$155,101

SEMICONDUCTORS – 0.3%

Intel Corp., Sr. Unsecured, 2.70%, 12/15/22	35,000	36,816

Texas Instruments, Inc., Sr. Unsecured, 1.75%, 5/04/30	70,000	69,908

TOTAL SEMICONDUCTORS		$106,724

TELECOMMUNICATIONS – 0.1%

AT&T, Inc., Sr. Unsecured, 4.50%, 5/15/35	15,000	16,682

AT&T, Inc., Sr. Unsecured, 4.85%, 7/15/45	25,000	29,310

TOTAL TELECOMMUNICATIONS		$45,992

TRANSPORTATION – 0.3%

FedEx Corp., Company Guaranteed, 3.88%, 8/01/42	30,000	28,576

Description	Par Value	Value

FedEx Corp., Company Guaranteed, 4.10%, 2/01/45	$15,000	$14,778

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 9/01/22	10,000	9,996

Union Pacific Corp., Sr. Unsecured, 3.15%, 3/01/24	45,000	48,089

TOTAL TRANSPORTATION		$101,439

TRUCKING & LEASING – 0.1%

GATX Corp., Sr. Unsecured, 5.20%, 3/15/44	20,000	23,518

UTILITIES – 0.3%

FirstEnergy Corp., Sr. Unsecured, 2.05%, 3/01/25	100,000	100,737

TOTAL CORPORATE BONDS (COST $3,726,318)		$3,917,446

	Number of Shares

COMMON STOCKS – 36.3%

COMMUNICATION SERVICES – 2.1%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.1%

AT&T, Inc.	13,475	$410,583

Verizon Communications, Inc.	4,675	268,579

TOTAL COMMUNICATION SERVICES		$679,162

CONSUMER DISCRETIONARY – 2.1%

HOTELS, RESTAURANTS & LEISURE – 0.5%

McDonald’s Corp.	850	159,426

MULTILINE RETAIL – 1.0%

Target Corp.	3,000	329,220

SPECIALTY RETAIL – 0.6%

Home Depot, Inc. (The)	1,000	219,830

TOTAL CONSUMER DISCRETIONARY		$708,476

CONSUMER STAPLES – 3.5%

BEVERAGES – 1.6%

Coca-Cola Co. (The)	6,050	277,635

PepsiCo., Inc.	1,976	261,405

		$539,040

HOUSEHOLD PRODUCTS – 1.1%

Procter & Gamble Co. (The)	3,100	365,397

TOBACCO – 0.8%

Philip Morris International, Inc.	3,600	268,560

TOTAL CONSUMER STAPLES		$1,172,997

ENERGY – 2.8%

OIL, GAS & CONSUMABLE FUELS – 2.8%

BP PLC ADR#	6,225	148,155

ANNUAL REPORT / April 30, 2020

49	PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Number of Shares	Value

Chevron Corp.	3,525	$324,300

ConocoPhillips	5,500	231,550

Exxon Mobil Corp.	2,525	117,337

Valero Energy Corp.	1,740	110,229

TOTAL ENERGY		$931,571

FINANCIALS – 7.4%

CAPITAL MARKETS – 1.3%

BlackRock, Inc.	510	256,040

Main Street Capital Corp.	60	1,565

Morgan Stanley	4,600	181,378

		$438,983

COMMERCIAL BANKS – 2.2%

First Hawaiian, Inc.	6,325	111,257

Toronto-Dominion Bank (The)	4,925	205,717

U.S. Bancorp	5,500	200,750

United Bankshares, Inc.	6,950	208,222

		$725,946

DIVERSIFIED FINANCIAL SERVICES – 2.6%

Citigroup, Inc.	3,650	177,244

JPMorgan Chase & Co.	4,625	442,890

Wells Fargo & Co.	8,675	252,009

		$872,143

INSURANCE – 1.3%

MetLife, Inc.	6,100	220,088

Old Republic International Corp.	12,950	206,552

		$426,640

TOTAL FINANCIALS		$2,463,712

HEALTH CARE – 5.6%

BIOTECHNOLOGY – 0.6%

Amgen, Inc.	800	191,376

HEALTH CARE PROVIDERS & SERVICES – 0.8%

CVS Health Corp.	4,675	287,746

PHARMACEUTICALS – 4.2%

Bristol-Myers Squibb Co.	4,550	276,686

Johnson & Johnson	3,000	450,120

Merck & Co., Inc.	3,575	283,641

Pfizer, Inc.	9,875	378,805

		$1,389,252

TOTAL HEALTH CARE		$1,868,374

INDUSTRIALS – 3.3%

AEROSPACE & DEFENSE – 1.3%

Lockheed Martin Corp.	1,075	418,240

AIR FREIGHT & LOGISTICS – 0.8%

United Parcel Service, Inc., Class B	2,675	253,215

Description	Number of Shares	Value

BUILDING PRODUCTS – 0.5%

Johnson Controls International PLC	6,175	$179,754

ELECTRICAL EQUIPMENT – 0.7%

Emerson Electric Co.	4,375	249,506

TOTAL INDUSTRIALS		$1,100,715

INFORMATION TECHNOLOGY – 4.1%

COMMUNICATIONS EQUIPMENT – 1.2%

Cisco Systems, Inc.	9,450	400,491

IT SERVICES – 0.7%

International Business Machines Corp.	1,850	232,286

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.2%

Broadcom, Inc.	1,100	298,782

QUALCOMM, Inc.	5,250	413,017

		$711,799

TOTAL INFORMATION TECHNOLOGY		$1,344,576

MATERIALS – 1.5%

CHEMICALS – 1.5%

Dow, Inc.	7,250	266,003

Nutrien Ltd.	6,750	241,042

TOTAL MATERIALS		$507,045

REAL ESTATE – 0.6%

REAL ESTATE INVESTMENT TRUST – 0.6%

Crown Castle International Corp.	1,135	180,953

UTILITIES – 3.3%

ELECTRIC UTILITIES – 3.3%

American Electric Power Co., Inc.	2,975	247,252

Duke Energy Corp.	2,275	192,602

FirstEnergy Corp.	6,725	277,541

NextEra Energy, Inc.	1,550	358,236

TOTAL UTILITIES		$1,075,631

TOTAL COMMON STOCKS (COST $11,835,683)		$12,033,212

	Par Value

ENHANCED EQUIPMENT TRUST CERTIFICATE – 0.1%

AIRLINES – 0.1%

Delta Air Lines, 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	$31,717	$$30,337

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATE (COST $30,765)		$30,337

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	50

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

GOVERNMENT AGENCY – 0.1%

FEDERAL HOME LOAN BANK (FHLB) – 0.1%

3.25%, 11/16/28#	$35,000	$41,330

TOTAL GOVERNMENT AGENCY (COST $34,652)		$41,330

MORTGAGE-BACKED SECURITIES – 7.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.4%

Pool C00478, 8.50%, 9/01/26	853	973

Pool A15865, 5.50%, 11/01/33	24,430	27,486

Pool A19412, 5.00%, 3/01/34	52,172	59,612

Pool G05774, 5.00%, 1/01/40	130,215	145,523

Pool C03517, 4.50%, 9/01/40	16,880	18,715

Pool C03849, 3.50%, 4/01/42	32,457	34,911

Pool C04305, 3.00%, 11/01/42	124,170	132,122

Pool C09020, 3.50%, 11/01/42	103,858	111,783

Pool G07889, 3.50%, 8/01/43	23,332	25,115

Pool Q23891, 4.00%, 12/01/43	23,953	25,960

Pool G60038, 3.50%, 1/01/44	83,124	89,388

Pool SD8000, 3.00%, 7/01/49	65,928	69,658

Pool SD8011, 3.50%, 9/01/49	95,545	100,973

Pool SD8012, 4.00%, 9/01/49	2,588	2,758

Pool QA5249, 3.00%, 12/01/49	109,494	115,662

Pool SD8037, 2.50%, 1/01/50	159,489	166,161

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,126,800

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 4.2%

Pool AB4089, 3.00%, 12/01/26	14,493	15,322

Pool 533246, 7.50%, 4/01/30	2,461	2,547

Pool AJ4050, 4.00%, 10/01/41	54,219	59,342

Pool AX5302, 4.00%, 1/01/42	18,101	19,812

Pool AT7899, 3.50%, 7/01/43	44,662	47,912

Pool AS0302, 3.00%, 8/01/43	53,155	56,539

Pool AL6325, 3.00%, 10/01/44	47,564	50,588

Pool BC0830, 3.00%, 4/01/46	58,634	62,354

Pool BC9468, 3.00%, 6/01/46	16,928	18,003

Pool BE1899, 3.00%, 11/01/46	87,824	93,402

Pool BD7166, 4.50%, 4/01/47	53,036	57,375

Pool BE3625, 3.50%, 5/01/47	108,928	115,809

Pool BE3702, 4.00%, 6/01/47	141,929	151,934

Pool BE3767, 3.50%, 7/01/47	11,881	12,634

Pool BH9215, 3.50%, 1/01/48	30,545	32,482

Pool BJ0650, 3.50%, 3/01/48	186,560	197,735

Pool BJ9169, 4.00%, 5/01/48	76,181	81,216

Pool BK4764, 4.00%, 8/01/48	61,053	65,089

Pool MA3444, 4.50%, 8/01/48	37,592	40,572

Description	Par Value	Value

Pool BN1628, 4.50%, 11/01/48	$19,064	$20,560

Pool BN3956, 4.00%, 1/01/49	31,384	33,458

Pool BN6683, 3.50%, 6/01/49	70,863	74,889

Pool MA3871, 3.00%, 12/01/49	72,121	76,187

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,385,761

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 354677, 7.50%, 10/15/23	4,350	4,804

Pool 354765, 7.00%, 2/15/24	6,931	7,720

Pool 354827, 7.00%, 5/15/24	5,014	5,590

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$18,114

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,428,854)		$2,530,675

U.S. TREASURY – 12.5%

U.S. TREASURY BONDS – 3.1%

2.00%, 2/15/50	100,000	117,620

2.50%, 2/15/46	65,000	82,226

2.75%, 8/15/47	70,000	93,414

3.00%, 11/15/44	53,000	72,255

3.00%, 11/15/45#	8,000	11,007

3.00%, 2/15/47	21,000	29,216

3.00%, 5/15/47	30,000	41,779

3.13%, 8/15/44	11,000	15,251

3.38%, 5/15/44	139,000	199,773

3.63%, 2/15/44	87,000	129,336

4.38%, 5/15/40	120,000	190,905

4.75%, 2/15/37	21,000	33,730

TOTAL U.S. TREASURY BONDS		$1,016,512

U.S. TREASURY NOTES – 9.4%

1.13%, 2/28/21	250,000	252,003

1.50%, 8/15/26	90,000	95,569

1.63%, 11/15/22	96,000	99,379

1.63%, 5/15/26	195,000	208,314

1.75%, 5/15/23	405,000	423,256

1.75%, 7/31/24	30,000	31,792

2.00%, 10/31/21	165,000	169,447

2.00%, 4/30/24	170,000	181,324

2.00%, 2/15/25	115,000	123,905

2.00%, 8/15/25	35,000	37,908

2.13%, 6/30/22	175,000	182,248

2.13%, 11/30/23	215,000	229,035

2.13%, 5/15/25	140,000	152,155

2.25%, 11/15/24	80,000	86,819

2.25%, 11/15/25	5,000	5,495

2.25%, 8/15/27	460,000	516,310

2.38%, 8/15/24	140,000	152,106

ANNUAL REPORT / April 30, 2020

51	PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

2.38%, 5/15/29	$150,000	$173,134

TOTAL U.S. TREASURY NOTES		$3,120,199

TOTAL U.S. TREASURY (COST $3,683,012)		$4,136,711

	Number of Shares

MONEY MARKET FUND – 2.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	805,284	$805,284

TOTAL MONEY MARKET FUND (COST $805,284)		$805,284

TOTAL INVESTMENTS IN SECURITIES – 100.3% (COST $34,946,642)		$33,304,549

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.9%

REPURCHASE AGREEMENTS – 2.9%

BNP Paribas SA, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $181,264 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.50%, maturing 5/15/20 to 4/20/50; total market value of $184,889.	$181,264	$$181,264

Citigroup Global Markets Ltd., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $181,264 collateralized by U.S. Government Agency & Treasury Securities, 0.50% to 6.50%, maturing 5/31/20 to 2/01/57; total market value of $184,889.	181,264	181,264

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $181,264 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $184,889.	181,264	181,264

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $72,145 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $73,588.	72,145	72,145

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $181,264 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $184,889.	181,264	181,264

Description	Par Value	Value

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $181,264 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $184,889.	$181,264	$181,264

TOTAL REPURCHASE AGREEMENTS (COST $978,465)		$978,465

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $978,465)		$978,465

TOTAL INVESTMENTS – 103.2% (COST $35,925,107)		$34,283,014

COLLATERAL FOR SECURITIES ON LOAN – (2.9%)		(978,465)

OTHER LIABILITIES LESS ASSETS – (0.3%)		(98,629)

TOTAL NET ASSETS – 100.0%		$33,205,920

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	52

Wilmington Diversified Income Fund (concluded)

Cost of investments for Federal income tax purposes is $35,921,714. The net unrealized appreciation/(depreciation) of investments was $(1,638,700). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,226,845 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(3,865,545).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Investment Companies	$9,699,433	$—	$—	$9,699,433

Collateralized Mortgage Obligations	—	110,121	—	110,121

Corporate Bonds	—	3,917,446	—	3,917,446

Common Stocks	12,033,212	—	—	12,033,212

Enhanced Equipment Trust Certificate	—	30,337	—	30,337

Government Agency	—	41,330	—	41,330

Mortgage-Backed Securities	—	2,530,675	—	2,530,675

U.S. Treasury	—	4,136,711	—	4,136,711

Money Market Fund	805,284	—	—	805,284

Repurchase Agreements	—	978,465	—	978,465

Total	$22,537,929	$11,745,085	$—	$34,283,014

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2020, these liquid restricted securities amounted to $250,023 representing 0.75% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:		PLC Public Limited Company

ADR ETF GMTN LIBOR LLC LP MTN	American Depositary Receipt Exchange-Traded Fund Global Medium Term Note London Interbank Offered Rate Limited Liability Corporation Limited Partnership Medium Term Note	REIT Real Estate Investment Trust SOFRRATE Secured Overnight Financing Rate Standard & Poor’s Depository SPDR Receipts Currency Code Currency USD United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

53	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2020	Wilmington International Fund		Wilmington Global Alpha Equities Fund
ASSETS:
Investments, at identified cost	$529,633,604		$194,486,388

Investments in securities, at value (Including $27,665,931 and $0 of securities on loan, respectively) (Note 2)	$538,234,522		$196,855,251
Cash	9,193		—
Deposits for financial futures contracts	2,176,544		11,794,162
Cash denominated in foreign currencies	3,174,246	(a)	54,512	(a)
Variation margin receivable for financial futures contracts	233,530		2,439,242
Income receivable	1,768,139		456,202
Foreign tax reclaim receivable	1,485,001		208,502
Receivable for shares sold	248,720		569,773
Unrealized appreciation on forward foreign currency contracts	—		322,676
Receivable for investments sold	269,704		1,108,570
Prepaid assets	23,164		27,115

TOTAL ASSETS	547,622,763		213,836,005

LIABILITIES:
Payable for investments purchased	599,424		1,324,651
Collateral for securities on loan	29,466,083		—
Unrealized depreciation on forward foreign currency contracts	601		67,736
Payable for shares redeemed	315,886		4,484
Payable to sub-advisors	139,647		91,503
Payable for Trustees’ fees	8,973		8,972
Payable for administration fees	12,021		4,969
Payable for distribution services fees	596		40
Payable for shareholder services fees	48,017		—
Payable for investment advisory fees	77,790		69,703
Other accrued expenses	277,571		144,819

TOTAL LIABILITIES	30,946,609		1,716,877

NET ASSETS	$516,676,154		$212,119,128

NET ASSETS CONSIST OF:
Paid-in capital	$542,967,414		$215,860,456
Distributable earnings (loss)	(26,291,260)		(3,741,328)

TOTAL NET ASSETS	$516,676,154		$212,119,128

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$3,036,386		$208,201

Shares outstanding (unlimited shares authorized)	412,894		19,152

Net Asset Value per share	$7.35		$10.87

Offering Price per share*	$7.78	**	$11.50	**

Class I
Net Assets	$513,639,768		$211,910,927

Shares outstanding (unlimited shares authorized)	69,284,707		19,247,262

Net Asset Value and Offering Price per share	$7.41		$11.01

(a)	Cost of cash denominated in foreign currencies was $3,189,081 and $53,412, respectively.

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	54

April 30, 2020	Wilmington Real Asset Fund		Wilmington Diversified Income Fund
ASSETS:
Investments, at identified cost	$226,621,003		$35,925,107

Investments in securities, at value (Including $2,102,569 and $937,927 of securities on loan, respectively) (Note 2)	$201,908,559		$34,283,014
Cash	7,299		—
Cash denominated in foreign currencies	82,196	(a)	—
Income receivable	196,509		87,493
Foreign tax reclaim receivable	203,023		—
Due from advisor	—		10,372
Receivable for shares sold	356,715		1,253
Receivable for investments sold	21,867,688		—
Prepaid assets	26,477		16,086

TOTAL ASSETS	224,648,466		34,398,218

LIABILITIES:
Payable for investments purchased	21,665,526		104,893
Collateral for securities on loan	2,218,139		978,465
Payable for shares redeemed	431,043		8,647
Payable to sub-advisors	12,981		—
Payable for Trustees’ fees	8,972		8,880
Payable for administration fees	5,444		881
Payable for distribution services fees	188		6,521
Payable for investment advisory fees	68,008		—
Other accrued expenses	190,817		84,011

TOTAL LIABILITIES	24,601,118		1,192,298

NET ASSETS	$200,047,348		$33,205,920

NET ASSETS CONSIST OF:
Paid-in capital	$248,616,438		$35,640,503
Distributable earnings (loss)		(48,569,090)		(2,434,583)

TOTAL NET ASSETS	$200,047,348		$33,205,920

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$932,398		$32,708,283

Shares outstanding (unlimited shares authorized)	75,645		3,426,772

Net Asset Value per share	$12.33		$9.54

Offering Price per share*	$13.05	**	$10.10	**

Class I
Net Assets	$199,114,950		$497,637

Shares outstanding (unlimited shares authorized)	15,968,704		52,092

Net Asset Value and Offering Price per share	$12.47		$9.55

(a)	Cost of cash denominated in foreign currencies was $80,899.

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

55	STATEMENTS OF OPERATIONS

Year Ended April 30, 2020	Wilmington International Fund	Wilmington Global Alpha Equities Fund
INVESTMENT INCOME:
Dividends	$13,186,871 (a)	$3,930,722 (a)
Interest	11,484	65,744
Securities lending income, net	260,331	—

TOTAL INVESTMENT INCOME	13,458,686	3,996,466

EXPENSES:
Investment advisory fees	4,519,611	2,912,867
Administration fees	170,501	59,631
Portfolio accounting and administration fees	200,552	72,576
Custodian fees	163,358	60,452
Transfer and dividend disbursing agent fees and expenses	109,727	85,232
Trustees’ fees	54,329	56,915
Professional fees	211,112	137,034
Distribution services fee—Class A	8,994	370
Shareholder services fee—Class A	8,994	370
Shareholder services fee— Class I	1,376,826	485,108
Share registration costs	31,024	36,333
Printing and postage	21,803	16,289
Miscellaneous	65,374	41,081

TOTAL EXPENSES	6,942,205	3,964,258

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(1,500,796)	(1,070,441)
Waiver of shareholder services fee—Class A	(8,994)	(370)
Waiver of shareholder services fee—Class I	(734,307)	(485,108)

TOTAL WAIVERS AND REIMBURSEMENTS	(2,244,097)	(1,555,919)

Net expenses	4,698,108	2,408,339

Net investment income (loss)	8,760,578	1,588,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(24,512,743)	(7,898,336)
Net realized gain (loss) on forward foreign currency contracts	(227,865)	310,721
Net realized gain (loss) on foreign currency transactions	(494,457)	(45,080)
Net realized gain (loss) on financial futures contracts	(2,191,298)	21,455,459
Litigation proceeds	1,368 (b)	804 (b)
Net change in unrealized appreciation (depreciation) on investments	(44,879,685)	(12,343,473)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	595	154,217
Net change in unrealized appreciation (depreciation) on foreign currency transactions	1,185	797
Net change in unrealized appreciation (depreciation) on financial futures contracts	(103,122)	(10,503,265)

Net realized and unrealized gain (loss) on investments	(72,406,022)	(8,868,156)

Change in net assets resulting from operations	$(63,645,444)	$(7,280,029)

(a)	Net of foreign withholding taxes withheld of $1,470,107 and $292,069, respectively.
(b)	The Litigation proceeds represent a class action settlement received by the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	56

Year Ended April 30, 2020	Wilmington Real Asset Fund	Wilmington Diversified Income Fund
INVESTMENT INCOME:
Dividends	$10,602,553 (a)	$1,341,053 (a)
Interest	1,936,301 (b)	286,610
Securities lending income, net	123,610	66,458

TOTAL INVESTMENT INCOME	12,662,464	1,694,121

EXPENSES:
Investment advisory fees	1,716,145	152,092
Administration fees	94,483	11,699
Portfolio accounting and administration fees	140,163	26,449
Custodian fees	113,378	2,915
Transfer and dividend disbursing agent fees and expenses	87,708	45,028
Trustees’ fees	55,346	54,269
Professional fees	140,361	100,921
Distribution services fee—Class A	2,796	93,586
Shareholder services fee—Class A	2,796	93,586
Shareholder services fee— Class I	764,825	1,471
Share registration costs	34,185	20,079
Printing and postage	23,481	7,527
Miscellaneous	49,306	28,614

TOTAL EXPENSES	3,224,973	638,236

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(274,512)	(317,846)
Waiver of shareholder services fee—Class A	(2,796)	(93,586)
Waiver of shareholder services fee—Class I	(764,825)	(1,471)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,042,133)	(412,903)

Net expenses	2,182,840	225,333

Net investment income (loss)	10,479,624	1,468,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,459,141	(753,079)
Net realized gain (loss) on forward foreign currency contracts	654,797	—
Net realized gain (loss) on foreign currency transactions	9,551	—
Net realized gain (loss) on financial futures contracts	(992,260)	—
Net realized gain (loss) on swap agreements	(551,965)	—
Net realized gain (loss) on purchased options	389,891	—
Net realized gain (loss) on written options	(147,446)	—
Net realized gain (loss) on securities sold short	3,754	—
Net realized gain (loss) on TBA sale commitments	(8,244)	—
Litigation proceeds	1,551 (c)	3,734 (c)
Net change in unrealized appreciation (depreciation) on investments	(46,829,926)	(2,792,079)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(42,730)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	543	—
Net change in unrealized appreciation (depreciation) on financial futures contracts	121,029	—
Net change in unrealized appreciation (depreciation) on swap agreements	(23,947)	—
Net change in unrealized appreciation (depreciation) on purchased options	(14,201)	—
Net change in unrealized appreciation (depreciation) on written options	(102,942)	—
Net change in unrealized appreciation (depreciation) on TBA Sale Commitments	(398)	—

Net realized and unrealized gain (loss) on investments	(46,073,802)	(3,541,424)

Change in net assets resulting from operations	$(35,594,178)	$(2,072,636)

(a)	Net of foreign withholding taxes withheld of $273,129 and $5,508, respectively.

(b)	Net of foreign withholding taxes withheld of $1,507.

(c)	The Litigation proceeds represent a class action settlement received by the Fund.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

57	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington International Fund				Wilmington Global Alpha Equities Fund

	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2020	Year Ended April 30, 2019
OPERATIONS:
Net investment income (loss)	$8,760,578		$11,572,244		$1,588,127	$1,552,008
Net realized gain (loss) on investments	(27,424,995	)(a)	(8,855,386	)(a)	13,823,568 (a)	7,085,522
Net change in unrealized appreciation (depreciation) of investments	(44,981,027)		(34,360,384)		(22,691,724)	(2,290,177)

Change in net assets resulting from operations	(63,645,444)		(31,643,526)		(7,280,029)	6,347,353

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(58,590)		(128,833)		(1,405)	(1,370)
Class I	(9,522,428)		(15,513,143)		(2,321,797)	(1,792,762)

Total distributions to shareholders	(9,581,018)		(15,641,976)		(2,323,202)	(1,794,132)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	13,474		4,104,757		140,958	31,867
Class I	141,661,987		97,827,356		100,727,971	36,618,293
Distributions reinvested
Class A	50,869		116,719		1,373	1,369
Class I	2,358,908		9,005,482		941,789	908,620
Cost of shares redeemed
Class A	(1,346,018)		(4,391,015)		(53,284)	(43,932)
Class I	(128,456,761)		(145,040,239)		(48,360,296)	(30,246,425)

Change in net assets resulting from share transactions	14,282,459		(38,376,940)		53,398,511	7,269,792

Change in net assets	(58,944,003)		(85,662,442)		43,795,280	11,823,013
NET ASSETS:
Beginning of year	575,620,157		661,282,599		168,323,848	156,500,835

End of year	$516,676,154		$575,620,157		$212,119,128	$168,323,848

SHARES OF BENEFICIAL INTEREST:						.
Shares sold
Class A	1,663		468,542		12,575	2,887
Class I	18,263,863		11,729,961		8,757,708	3,291,770
Distributions reinvested
Class A	6,089		14,101		117	131
Class I	280,142		1,105,103		79,610	85,800
Shares redeemed
Class A	(166,540)		(511,897)		(4,592)	(4,003)
Class I	(15,738,820)		(17,804,419)		(4,342,370)	(2,732,033)

Net change resulting from share transactions	2,646,397		(4,998,609)		4,503,048	644,552

(a)	Includes Litigation settlement.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	58

	Wilmington Real Asset Fund		Wilmington Diversified Income Fund

	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020		Year Ended April 30, 2019
OPERATIONS:
Net investment income (loss)	$10,479,624	$8,185,949	$1,468,788		$1,395,222
Net realized gain (loss) on investments	818,770 (a)	589,320	(749,345	)(a)	(196,436)
Net change in unrealized appreciation (depreciation) of investments	(46,892,572)	(2,015,552)	(2,792,079)		576,437

Change in net assets resulting from operations	(35,594,178)	6,759,717	(2,072,636)		1,775,223

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(38,272)	(26,933)	(1,350,031)		(1,493,560)
Class I	(11,252,467)	(7,962,044)	(24,433)		(41,768)

Total distributions to shareholders	(11,290,739)	(7,988,977)	(1,374,464)		(1,535,328)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	200,308	145,265	390,191		514,241
Class I	63,422,482	46,788,531	129,029		181,372
Distributions reinvested
Class A	26,100	17,826	1,247,276		1,390,842
Class I	5,458,098	3,897,423	11,930		10,364
Cost of shares redeemed
Class A	(305,579)	(285,091)	(4,457,443)		(4,202,605)
Class I	(132,696,076)	(47,538,762)	(248,138)		(656,037)

Change in net assets resulting from share transactions	(63,894,667)	3,025,192	(2,927,155)		(2,761,823)

Change in net assets	(110,779,584)	1,795,932	(6,374,255)		(2,521,928)
NET ASSETS:
Beginning of year	310,826,932	309,031,000	39,580,175		42,102,103

End of year	$200,047,348	$310,826,932	$33,205,920		$39,580,175

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	13,863	10,277	37,841		49,657
Class I	4,840,601	3,289,145	13,122		17,119
Distributions reinvested
Class A	1,862	1,317	118,944		137,475
Class I	387,546	284,472	1,152		1,034
Shares redeemed
Class A	(21,519)	(19,747)	(426,388)		(405,265)
Class I	(10,521,157)	(3,348,357)	(22,657)		(63,484)

Net change resulting from share transactions	(5,298,804)	217,107	(277,986)		(263,464)

(a)	Includes Litigation settlement.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

59	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

CLASS A	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$8.52		$9.11		$7.86	$7.08	$8.04
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13		0.14		0.08	0.08	0.08
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(1.17	)(b)	(0.51	)(b)	1.26 (b)	0.79 (c)	(0.95)
Total Income (Loss) From Operations	(1.04)		(0.37)		1.34	0.87	(0.87)
Less Distributions From:
Net Investment Income	(0.13)		(0.14)		(0.09)	(0.09)	(0.09)
Net Realized Gains	—		(0.08)		—	—	—
Total Distributions	(0.13)		(0.22)		(0.09)	(0.09)	(0.09)
Net Asset Value, End of Year	$7.35		$8.52		$9.11	$7.86	$7.08

Total Return(d)	(12.35)%		(4.07)%		17.18%	12.52%	(10.82)%
Net Assets, End of Year (000’s)	$3,036		$4,871		$5,473	$4,913	$4,810
Ratios to Average Net Assets
Gross Expense(e)	1.50%		1.50%		1.48%	1.79%	1.87%
Net Expenses(e)(f)	0.98%		1.00%		1.04%	1.22%	1.31%
Net Investment Income (Loss)	1.57%		1.69%		0.93%	1.16%	1.15%
Portfolio Turnover Rate	79%		70%		75%	177%	71%

CLASS I	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$8.59		$9.18		$7.92	$7.13	$8.09
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13		0.17		0.09	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(1.17	)(b)	(0.53	)(b)	1.27 (b)	0.80 (c)	(0.95)
Total Income (Loss) From Operations	(1.04)		(0.36)		1.36	0.89	(0.86)
Less Distributions From:
Net Investment Income	(0.14)		(0.15)		(0.10)	(0.10)	(0.10)
Net Realized Gains	—		(0.08)		—	—	—
Total Distributions	(0.14)		(0.23)		(0.10)	(0.10)	(0.10)
Net Asset Value, End of Year	$7.41		$8.59		$9.18	$7.92	$7.13

Total Return(d)	(12.28)%		(3.91)%		17.29%	12.69%	(10.70)%
Net Assets, End of Year (000’s)	$513,640		$570,749		$655,810	$438,974	$411,357
Ratios to Average Net Assets
Gross Expense(e)	1.25%		1.26%		1.23%	1.54%	1.62%
Net Expenses(e)(f)	0.85%		0.87%		0.91%	1.09%	1.18%
Net Investment Income (Loss)	1.58%		1.95%		1.06%	1.28%	1.28%
Portfolio Turnover Rate	79%		70%		75%	177%	71%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	60

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

CLASS A	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$11.28		$10.99	$10.54		$9.82		$10.86
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.07		0.09	0.05		(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.35	)(b)	0.33	0.52	(b)	0.75		(0.75)
Total Income (Loss) From Operations	(0.28)		0.42	0.57		0.74		(0.80)
Less Distributions From:
Net Investment Income	(0.13)		(0.13)	(0.12)		(0.02)		(0.24)
Total Distributions	(0.13)		(0.13)	(0.12)		(0.02)		(0.24)
Net Asset Value, End of Year	$10.87		$11.28	$10.99		$10.54		$9.82

Total Return(c)	(2.57)%		3.87%	5.41%		7.59%		(7.48)%
Net Assets, End of Year (000’s)	$208		$125	$132		$180		$1,290
Ratios to Average Net Assets
Gross Expense(d)	2.29%		2.36%	2.46%		3.06%		2.89%
Net Expenses(d)(e)	1.49%		1.49%	1.50%		2.48	%(f)	2.46	%(f)
Net Investment Income (Loss)	0.63%		0.78%	0.42%		(0.06)%		(0.44)%
Portfolio Turnover Rate	84%		61%	58	%(g)	367%		387%

CLASS I	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$11.40		$11.08	$10.61		$9.86		$10.88
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09		0.11	0.11		0.03		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.34	)(b)	0.34	0.49	(b)	0.75		(0.76)
Total Income (Loss) From Operations	(0.25)		0.45	0.60		0.78		(0.78)
Less Distributions From:
Net Investment Income	(0.14)		(0.13)	(0.13)		(0.03)		(0.24)
Total Distributions	(0.14)		(0.13)	(0.13)		(0.03)		(0.24)
Net Asset Value, End of Year	$11.01		$11.40	$11.08		$10.61		$9.86

Total Return(c)	(2.31)%		4.18%	5.63%		7.93%		(7.22)%
Net Assets, End of Year (000’s)	$211,911		$168,199	$156,369		$103,768		$158,200
Ratios to Average Net Assets
Gross Expense(d)	2.04%		2.11%	2.21%		2.82%		2.64%
Net Expenses(d)(e)	1.24%		1.24%	1.25%		2.12	%(f)	2.21	%(f)
Net Investment Income (Loss)	0.82%		1.02%	1.03%		0.32%		(0.16)%
Portfolio Turnover Rate	84%		61%	58	%(g)	367%		387%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(f)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I

April 30, 2017	2.06%	1.77%

April 30, 2016	2.15%	1.90%
(g)

In January 2017, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the fiscal year ended April 30, 2018 was significantly lower than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

61	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

CLASS A	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$14.40		$14.48	$13.87	$13.63	$14.77
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.45		0.34	0.35	0.23	0.21
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(2.03	)(b)	(0.07)	0.63	0.01	(0.68)
Total Income (Loss) From Operations	(1.58)		0.27	0.98	0.24	(0.47)
Less Distributions From:
Net Investment Income	(0.49)		(0.35)	(0.37)	—	(0.67)
Total Distributions	(0.49)		(0.35)	(0.37)	—	(0.67)
Net Asset Value, End of Year	$12.33		$14.40	$14.48	$13.87	$13.63

Total Return(c)	(11.35)%		2.05%	7.11%	1.76%	(3.09)%
Net Assets, End of Year (000’s)	$932		$1,173	$1,297	$1,643	$1,762
Ratios to Average Net Assets
Gross Expense(d)	1.30%		1.32%	1.32%	1.45%	1.48%
Net Expenses(d)(e)(f)	0.96%		0.96%	0.99%	1.20%	1.23%
Net Investment Income (Loss)	3.16%		2.44%	2.46%	1.68%	1.53%
Portfolio Turnover Rate	411%		347%	438%	593%	418%

CLASS I	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$14.56		$14.63	$14.01	$13.73	$14.86
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.49		0.38	0.40	0.27	0.24
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(2.06	)(b)	(0.07)	0.62	0.01	(0.67)
Total Income (Loss) From Operations	(1.57)		0.31	1.02	0.28	(0.43)
Less Distributions From:
Net Investment Income	(0.52)		(0.38)	(0.40)	—	(0.70)
Total Distributions	(0.52)		(0.38)	(0.40)	—	(0.70)
Net Asset Value, End of Year	$12.47		$14.56	$14.63	$14.01	$13.73

Total Return(c)	(11.13)%		2.29%	7.31%	2.11%	(2.89)%
Net Assets, End of Year (000’s)	$199,115		$309,654	$307,734	$345,787	$453,171
Ratios to Average Net Assets
Gross Expense(d)	1.05%		1.07%	1.07%	1.20%	1.23%
Net Expenses(d)(e)(f)	0.71%		0.71%	0.74%	0.95%	0.98%
Net Investment Income (Loss)	3.41%		2.69%	2.74%	1.97%	1.75%
Portfolio Turnover Rate	411%		347%	438%	593%	418%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(f)

Expense ratio includes interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments. Interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments had no impact on the ratio of expenses to average net assets for the years ended April 30, 2019, April 30, 2018 and April 30, 2017.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	62

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON DIVERSIFIED INCOME FUND

CLASS A	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$10.54		$10.47	$11.24	$10.40	$10.98
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.40		0.36	0.26	0.12	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(1.02	)(b)	0.11	0.52	0.85	(0.53)
Total Income (Loss) From Operations	(0.62)		0.47	0.78	0.97	(0.41)
Less Distributions From:
Net Investment Income	(0.38)		(0.36)	(0.23)	(0.13)	(0.15)
Net Realized Gains	—		(0.04)	(1.32)	—	(0.02)
Total Distributions	(0.38)		(0.40)	(1.55)	(0.13)	(0.17)
Net Asset Value, End of Year	$9.54		$10.54	$10.47	$11.24	$10.40

Total Return(c)	(6.17)%		4.66%	6.99%	9.38%	(3.70)%
Net Assets, End of Year (000’s)	$32,708		$38,943	$40,993	$42,878	$44,607
Ratios to Average Net Assets
Gross Expense(d)	1.68%		1.67%	1.72%	1.59%	1.52%
Net Expenses(d)(e)	0.60%		0.60%	0.66%	0.74%	0.74%
Net Investment Income (Loss)	3.86%		3.45%	2.30%	1.16%	1.14%
Portfolio Turnover Rate	14%		14%	85%	9%	52%

CLASS I	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$10.54		$10.48	$11.25	$10.41	$10.98
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.44		0.39	0.29	0.15	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(1.02	)(b)	0.10	0.52	0.85	(0.53)
Total Income (Loss) From Operations	(0.58)		0.49	0.81	1.00	(0.38)
Less Distributions From:
Net Investment Income	(0.41)		(0.39)	(0.26)	(0.16)	(0.17)
Net Realized Gains	—		(0.04)	(1.32)	—	(0.02)
Total Distributions	(0.41)		(0.43)	(1.58)	(0.16)	(0.19)
Net Asset Value, End of Year	$9.55		$10.54	$10.48	$11.25	$10.41

Total Return(c)	(5.83)%		4.82%	7.24%	9.64%	(3.42)%
Net Assets, End of Year (000’s)	$498		$637	$1,109	$725	$1,129
Ratios to Average Net Assets
Gross Expense(d)	1.44%		1.40%	1.48%	1.34%	1.27%
Net Expenses(d)(e)	0.35%		0.35%	0.41%	0.49%	0.49%
Net Investment Income (Loss)	4.20%		3.72%	2.62%	1.44%	1.39%
Portfolio Turnover Rate	14%		14%	85%	9%	52%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

63	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2020

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal
Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

Wilmington Diversified Income Fund (“Diversified Income Fund“)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

(d)	Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Investment Valuation – The Funds utilize a Fair Value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including underlying Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded;

•	swap agreements are valued daily based upon the terms specific to each agreement with its counterparty; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	64

values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Wilmington International Fund, the Wilmington Global Alpha Equities and the Wilmington Real Asset Fund may utilize SIFVP which could result in certain equity securities being categorized as level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
International Fund
Bank of America Securities, Inc.	$1,473,288	$1,473,288	$—	$—
Citigroup Global Markets Ltd.	5,598,559	5,598,559	—	—
Daiwa Capital Markets America	5,598,559	5,598,559	—	—
Deutsche Bank Securities, Inc.	5,598,559	5,598,559	—	—
HSBC Securities USA, Inc.	5,598,559	5,598,559	—	—
RBC Dominion Securities, Inc.	5,598,559	5,598,559	—	—

	$29,466,083	$29,466,083	$—	$—

ANNUAL REPORT / April 30, 2020

65	NOTES TO FINANCIAL STATEMENTS (continued)

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
Real Asset Fund
BNP Paribas SA	$410,911	$410,911	$—	$—
Citigroup Global Markets Ltd.	410,911	410,911	—	—
Daiwa Capital Markets America	410,911	410,911	—	—
Deutsche Bank Securities, Inc.	163,584	163,584	—	—
HSBC Securities USA, Inc.	410,911	410,911	—	—
RBC Dominion Securities, Inc.	410,911	410,911	—	—

	$2,218,139	$2,218,139	$—	$—

Diversified Income Fund
BNP Paribas SA	$181,264	$181,264	$—	$—
Citigroup Global Markets Ltd.	181,264	181,264	—	—
Daiwa Capital Markets America	181,264	181,264	—	—
Deutsche Bank Securities, Inc.	72,145	72,145	—	—
HSBC Securities USA, Inc.	181,264	181,264	—	—
RBC Dominion Securities, Inc.	181,264	181,264	—	—

	$978,465	$978,465	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2020, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	66

Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Diversified Income Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statements of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statements of Operations.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

ANNUAL REPORT / April 30, 2020

67	NOTES TO FINANCIAL STATEMENTS (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2020, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)
International Fund	$27,665,931	$27,665,931	$—
Real Asset Fund	2,102,569	2,102,569	—
Diversified Income Fund	937,927	937,927	—

(1)	Collateral with a value of $29,466,083, $2,218,139 and $978,465, respectively, has been received in connection with securities lending transactions.

(2)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to the Funds’ “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, financial futures contracts and swaps, may exceed amounts recognized on the Statements of Assets and Liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Real Asset Fund used interest rate options and options on swaps to enhance returns, and manage interest rate risk, inflation risk, credit risk and volatility exposures. The Real Asset Fund used foreign currency options as a short or long hedge against possible variations in foreign exchange rates or as a means to gain exposure to foreign currencies.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	68

or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. The Global Alpha Equities Fund used foreign exchange futures contracts to gain exposure to the foreign currency markets both on a long and short strategy. The Global Alpha Equities Fund also used equity index futures contracts to manage equity market net and gross exposure. The Real Asset Fund used futures contracts to manage interest rate exposure, adjust duration and curve exposure and to gain exposure to foreign interest rates. The Real Asset Fund also used money market futures during the period in order to adjust the portfolio’s interest rate exposure on the front-end of the yield curve and to adjust the overall duration positioning of the portfolio.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Centrally cleared swap agreements are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap agreement, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.

Interest rate swap agreements – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The Real Asset Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the portfolio entered into interest rate swap agreements. Additionally, the portfolio invested in interest rate swaps as a risk-neutral substitute for physical securities, to obtain exposure in markets where no physical securities were available, and to refine the risk exposure in the portfolio (i.e. duration, inflation, credit, maturity mix, etc.).

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the

ANNUAL REPORT / April 30, 2020

69	NOTES TO FINANCIAL STATEMENTS (continued)

specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. The Real Asset Fund used credit default swaps on corporate and sovereign issues to take an active long position with respect to the likelihood of a particular issuer’s default. The Real Asset Fund also used credit default swaps on credit indices to adjust the portfolio’s overall credit exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2020.

Location on the Statement of Assets and Liabilities

Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts**	Unrealized depreciation on forward foreign currency contracts**

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The amount presented on the next pages is the cumulative unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2020.

**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	70

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts
International Fund
Financial Futures Contracts	$339,278	$339,278	$—

Totals	$339,278	$339,278	$—

Global Alpha Equities Fund
Forward Foreign Currency Contracts	$322,676	$—	$322,676

Totals	$322,676	$—	$322,676

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts
International Fund
Forward Foreign Currency Contracts	$601	$—	$601

Totals	$601	$—	$601

Global Alpha Equities Fund
Financial Futures Contracts	$13,964,282	$13,964,282	$—
Forward Foreign Currency Contracts	67,736	—	67,736

Totals	$14,032,018	$13,964,282	$67,736

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2020 are as follows:

Derivative Type	Location on the Statements of Operations
Equity contracts	Net realized gain (loss) on financial futures contracts.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

Interest rate contracts	Net realized gain (loss) on financial futures contracts, purchased options, written options and swap agreements.
Net change in unrealized appreciation (depreciation) on financial futures contracts, purchased options, written options and swap agreements.

Credit contracts	Net realized gain (loss) on purchased options, written options and swap agreements.
Net change in unrealized appreciation (depreciation) on written options and swap agreements.

ANNUAL REPORT / April 30, 2020

71	NOTES TO FINANCIAL STATEMENTS (continued)

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations

Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$(2,191,298)	$(2,191,298)	$—	$—	$—
Forward Foreign Currency Contracts	(227,865)	—	(227,865)	—	—

Totals	$(2,419,163)	$(2,191,298)	$(227,865)	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$21,455,459	$21,455,459	$—	$—	$—
Forward Foreign Currency Contracts	310,721	—	310,721	—	—

Totals	$21,766,180	$21,455,459	$310,721	$—	$—

Real Asset Fund
Financial Futures Contracts	$(992,260)	$—	$—	$(992,260)	$—
Forward Foreign Currency Contracts	654,797	—	654,797	—	—
Purchased Options	389,891	—	—	390,061	(170)
Written Options	(147,446)	—	—	(91,802)	(55,644)
Swap Agreements	(551,965)	—	—	(698,781)	146,816

Totals	$(646,983)	$—	$654,797	$(1,392,782)	$91,002

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations

Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$(103,122)	$(103,122)	$—	$—	$—
Forward Foreign Currency Contracts	595	—	595	—	—

Totals	$(102,527)	$(103,122)	$595	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$(10,503,265)	$(10,503,265)	$—	$—	$—
Forward Foreign Currency Contracts	154,217	—	154,217	—	—

Totals	$(10,349,048)	$(10,503,265)	$154,217	$—	$—

Real Asset Fund
Financial Futures Contracts	$121,029	$—	$—	$121,029	$—
Forward Foreign Currency Contracts	(42,730)	—	(42,730)	—	—
Purchased Options	(14,201)	—	—	(14,201)	—
Written Options	(102,942)	—	—	(102,014)	(928)
Swap Agreements	(23,947)	—	—	14,891	(38,838)

Totals	$(62,791)	$—	$(42,730)	$19,705	$(39,766)

The average quarterly volume of derivative activities for the year ended April 30, 2020 are as follows.

	Asset Derivative Volume

Fund	Purchased Options[1]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]

International Fund	$—	$6,309,606	$6,117,114
Global Alpha Equities Fund	—	—	980,750
Real Asset Fund	49,820	8,962,796	7,332,745

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	72

	Liability Derivative Volume

Fund	Written Options[2]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]

International Fund	$—	$1,612,794	$5,081,163
Global Alpha Equities Fund	—	96,514,216	16,178,425
Real Asset Fund	140,681	21,122,619	13,408,677

Fund	Interest Rate Swap Agreements[3]	Swap Volume Credit Default Swap Agreements (purchase protection)[3]	Credit Default Swap Agreements (sell protection)[3]

Real Asset Fund	$53,528,000	$1,389,000	$760,000

1Cost.

2Premiums Received.

3Notional Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to each Fund is held in a segregated account by each Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2020, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Financial futures contracts	$233,530	$—
Forward foreign currency contracts	—	601

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	233,530	601
Derivatives not subject to a MA or similar agreement	233,530	—

Total assets and liabilities subject to a MA	$—	$601

Global Alpha Equities Fund
Derivative Financial Instruments:
Financial futures contracts	$2,439,242	$—
Forward foreign currency contracts	322,676	67,736

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	2,761,918	67,736
Derivatives not subject to a MA or similar agreement	2,439,242	—

Total assets and liabilities subject to a MA	$322,676	$67,736

ANNUAL REPORT / April 30, 2020

73	NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2020, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Exposure of Derivative Liabilities(2)
International Fund

Bank of New York Mellon	$(601)	$—	$—	$—	$(601)

Total Derivative Liabilities	$(601)	$—	$—	$—	$(601)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(3)	Cash Collateral Received(3)	Net Exposure of Derivative Assets(2)
Global Alpha Equities Fund

Bank of New York Mellon	$4	$(4)	$—	$—	$—
Canadian Imperial Bank of Commerce	147,825		—	—	147,825
Deutsche Bank AG	165,463	—	—	—	165,463
HSBC Bank USA, N.A.	3	(3)	—	—	—
JP Morgan Chase Bank, N.A.	21	(21)	—	—	—
Morgan Stanley Capital Services LLC	9,135	(22)	—	—	9,113
State Street Corp.	225	(4)	—	—	221

Total Derivative Assets	$322,676	$(54)	$—	$—	$322,622

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Exposure of Derivative Liabilities(2)

Bank of Montreal	$(12,308)	$—	$—	$—	$(12,308)
Bank of New York Mellon	(221)	4	—	—	(217)
Goldman Sachs Bank USA	(229)		—	—	(229)
HSBC Bank USA, N.A.	(32)	3	—	—	(29)
JP Morgan Chase Bank, N.A.	(24)	21	—	—	(3)
Morgan Stanley Capital Services LLC	(22)	22	—	—	—
State Street Corp.	(4)	4	—	—	—
Toronto Dominion Bank	(54,896)	—	—	—	(54,896)

Total Derivative Liabilities	$(67,736)	$54	$—	$—	$(67,682)

(1) Excess of collateral pledged is not shown for financial reporting purposes.

(2) Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

(3) Excess of collateral received is not shown for financial reporting purposes.

4.	FEDERAL TAX INFORMATION

As of April 30, 2020, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2019, 2018, and 2017, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAVs of the Funds. As of April 30, 2020, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

Fund	Paid-in Capital	Distributable Earnings (Loss)
Global Alpha Equities Fund	$96,891	$(96,891)
Real Asset Fund	55,065	(55,065)

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	74

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2020		2019

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$9,581,018	$—	$10,380,986	$5,260,990
Global Alpha Equities Fund	2,323,202	—	1,794,132	—
Real Asset Fund	11,290,739	—	7,988,977	—
Diversified Income Fund	1,374,464	—	1,481,925	53,403

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2020, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
International Fund	$3,436,717	$—	$—	$5,163,012	$(34,890,989)	$—
Global Alpha Equities Fund	630,489	3,068,934	2	(7,440,753)	—	—
Real Asset Fund	1,693,903	—	1	(31,565,147)	(18,697,847)	—
Diversified Income Fund	252,083	—	1	(1,638,700)	(1,047,967)	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

At April 30, 2020, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
International Fund	$22,337,319	$12,553,670	$34,890,989
Real Asset Fund	5,403,015	13,294,832	18,697,847
Diversified Income Fund	149,419	898,548	1,047,967

The following Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2020:

Fund	Capital Loss Carryforwards Utilized
Global Alpha Equities Fund	$8,469,266
Real Asset Fund	1,589,987

ANNUAL REPORT / April 30, 2020

75	NOTES TO FINANCIAL STATEMENTS (continued)

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
International Fund	0.45%
Global Alpha Equities Fund	0.95%
Real Asset Fund	0.45%
Diversified Income Fund	0.40%

The International Fund, Global Alpha Equities Fund and Real Asset Fund, utilize a sub-advisor strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

Fund	Gross Fees	Fees Waived/ Reimbursed	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,494,480	$(1,500,796)	0.45%
Sub-advisors:
Allianz Global Investors U.S. LLC	261,992	—	0.38% on the first $100 million; 0.33% on the next $100; and 28% on assets in excess of $200 million on assets allocated to the Europe Equity Growth Select Strategy;
	141,309	—	0.25% on assets allocated to the High Dividend Europe Strategy.
AXA Investment Managers, Inc.	347,114	—	0.43% on the first $150 million; and
			0.41% on assets in excess of $150 million
Berenberg Asset Management LLC	181,863	—	0.27%
Nikko Asset Management Americas, Inc.	356,620	—	0.32%
Schroder Investment Management North America, Inc.	736,233	—	0.50%

Total(a)	$4,519,611	$(1,500,796)

Global Alpha Equities Fund
WFMC	$1,844,817	$(1,070,441)	0.95%
Sub-advisor:
Wellington Management Company LLP	1,068,050	—	0.55%

Total(b)	$2,912,867	$(1,070,441)

Real Asset Fund
WFMC	$1,381,720	$(274,512)	0.45% on all Assets except assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
Pacific Investment Management Company LLC	162,331	—	0.25%
Parametric Portfolio Associates LLC	172,094	—	0.25% on the first $20 million in assets;
			0.20% of the next $20 million in assets; and
			0.15% of assets in excess of $40 million

Total(c)	$1,716,145	$(274,512)

Diversified Income Fund
WFMC	$152,092	$(317,846)	0.40%

(a) The total gross advisory and sub-advisory fees during the period were 0.82% for the International Fund.

(b) The total gross advisory and sub-advisory fees during the period were 1.50% for the Global Alpha Equities Fund.

(c) The total gross advisory and sub-advisory fees during the period were 0.56% for the Real Asset Fund.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	76

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2020, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations
Fund	Class A	Class I

International Fund	0.98%	0.85%

Global Alpha Equities Fund	1.49%	1.24%

Real Asset Fund	0.96%	0.71%

Diversified Income Fund*	0.60%	0.35%

*	Prior to August 31, 2019, the Diversified Income Fund’s contractual expense limitation was 0.59% and 0.34% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2020, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee –The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2020, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees from Class A

International Fund	$ 4,345

Global Alpha Equities Fund	199

Real Asset Fund	1,886

Diversified Income Fund	86,170

ANNUAL REPORT / April 30, 2020

77	NOTES TO FINANCIAL STATEMENTS (continued)

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2020, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A

International Fund	$ 116

Global Alpha Equities Fund	2,661

Real Asset Fund	1,318

Diversified Income Fund	13,033

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2020, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee

International Fund	$630,592

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Certain Funds may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2020 were as follows:

Fund	Commissions

Global Alpha Equities Fund	$ 6

Diversified Income Fund	52

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities for the year ended April 30, 2020 were as follows:

	Investments

Fund	Purchases	Sales

International Fund	$403,914,472	$410,063,840

Global Alpha Equities Fund	205,995,670	147,731,373

Real Asset Fund	294,677,924	318,240,516

Diversified Income Fund	3,993,918	6,670,154

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2020 were as follows:

	U.S. Government Securities

Fund	Purchases	Sales

Real Asset Fund	$1,012,959,859	$1,081,001,063

Diversified Income Fund	1,041,996	523,812

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	78

7.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers. The impact of the outbreak may be short term or may last for an extended period of time, which may have an unpredictable impact on Fund performance.

8.	LIBOR RISK

The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

9.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The LOC expired on April 2, 2020.

On April 2, 2020, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The LOC expires on April 1, 2021.

The Trust did not utilize the LOC for the year ended April 30, 2020.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at April 30, 2020 is not material.

In August 2018, FASB issued an ASU 2018-13, (“ASU 2018-13”), which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the

ANNUAL REPORT / April 30, 2020

79	NOTES TO FINANCIAL STATEMENTS (continued)

period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

12.	OTHER FUND INFORMATION

At a meeting held on June 5, 2019, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending April 30, 2020. PwC affirmed their independence as an independent registered public accounting firm on June 19, 2019. During the fiscal years ended April 30, 2019 and 2018, Ernst & Young LLP (“E&Y”) audit reports’ on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

13.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2020 / ANNUAL REPORT

80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund and Wilmington Diversified Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund and Wilmington Diversified Income Fund (four of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2020

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2020

81

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2020, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.38%
Global Alpha Equities Fund	50.82%
Real Asset Fund	2.27%
Diversified Income Fund	31.44%

For the fiscal year ended April 30, 2020, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	90.65%
Global Alpha Equities Fund	100.00%
Real Asset Fund	24.82%
Diversified Income Fund	46.38%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

April 30, 2020 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	82

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and

Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA)

(2014-2017); Administrative Vice President, WTIA (2012-2014).

*         Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012	Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present). Other Directorships Held: None.
Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present);

Other Directorships Held: Trustee, RBB Fund Series Trust (32 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2018);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999), Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997); Captain, US Army (1989 to 1994).

ANNUAL REPORT / April 30, 2020 (unaudited)

83	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015	Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Liberty Private Client, LLC (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to 4/20).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

April 30, 2020 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	84

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2020 (unaudited)

85

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2020, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP after its first year of operation. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2020. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2020 (unaudited) / ANNUAL REPORT

86

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2020

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PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2020 / ANNUAL REPORT

88

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2020

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WILMINGTON FUNDS

Additional Sub-Advisors to the Wilmington International Fund
Allianz Global Investors U.S. LLC
1633 Broadway
New York, New York 10019

AXA Investment Managers, Inc.
100 West Putnam Avenue
Greenwich, Connecticut 06830

Berenberg Asset Management LLC
330 N. Wabash Avenue, 39th floor
Chicago, Illinois 60611

Nikko Asset Management Americas, Inc.
535 Madison Avenue, Suite 2500
New York, New York 10022

Schroder Investment Management North America, Inc.
875 Third Avenue
New York, New York 10022

Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund
Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the Wilmington Real Asset Fund
Pacific Investment Management Company, LLC ("PIMCO")
840 Newport Center Drive
Newport Beach, CA 92660

Parametric Portfolio Associates, LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

WT-AR-MMgr-0420

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

                                         Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2019, through April 30, 2020. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The last year brought a tale of two narratives for the global economy. During 2019 the global economy centered on trade, as escalating frictions between the U.S. and China disrupted global supply chains and weighed heavily on sentiment. The announcement of a phase one trade deal between the two sides in October, and progression toward the deal’s completion in December, fueled hopes for the possibility of a cyclical recovery in early 2020. Despite weakness in business investment, a byproduct of the trade war, the U.S. recorded Gross Domestic Product (“GDP”) growth of 2.3% (seasonally adjusted) in 2019, thanks to notable strength in consumer spending. Optimism abruptly reversed course in late February of 2020 as COVID-19, the infectious disease caused by the most recently discovered coronavirus, evolved from an outbreak to a global pandemic. Governments worldwide implemented strict lockdown measures to curb the virus’s spread, relegating consumers to their homes and forcing non-essential businesses to shutter. With economic activity grinding to a near standstill by the end of March, U.S. GDP declined by 4.8% (seasonally adjusted annualized rate) in the first quarter, providing an early glimpse into what is expected to be a materially weaker second quarter. As demand receded in April, gauges of manufacturing and services activity tumbled into contraction territory, core inflation dropped by a record 0.4% (month-over-month) and the U.S. unemployment rate spiked to 14.7%, its highest level since the Great Depression.

The fiscal and monetary response in the U.S. has been unparalleled historically, in its scale and speed of implementation. After delivering three rate cuts in 2019, the Federal Reserve (the “Fed”) lowered rates further by a cumulative 150 basis points1 in the first quarter of 2020 and moved to open-ended purchases of Treasuries and agency Mortgage-Backed Securities/Collateralized Mortgage-Backed Securities. Additionally, the Fed introduced a plethora of accommodations to support financial markets, businesses and governments. The Fed entered uncharted territory by creating new facilities to purchase corporate debt and fixed income ETFs, and later broadened their scope to include segments of the high yield market. The Federal government introduced roughly $3 trillion of fiscal stimulus through three pieces of legislation to provide direct support to consumers, businesses and governments, cushion the pandemic’s economic impact and accelerate the nation’s healthcare response.

Emerging and international developed economies, which are more export dependent than the U.S., were hit particularly hard by the trade war in 2019, with the global manufacturing sector moving into contraction in the third quarter, before showing signs of life towards the end of the year. A cyclical rebound appeared to be picking up steam in China, before COVID-19 emerged in its central province of Wuhan. As the first economy affected, China offered a preview to the rest of the world of the virus’s potential impact. After GDP growth decelerated in 2019, to its slowest pace in 30 years, China registered a record decline in the first quarter 2020. The Euro zone and UK economies suffered a tremendous economic toll as countrywide lockdown orders were set into motion and GDP contracted in the first quarter. Central banks outside the U.S. followed the Fed’s lead, in introducing record volumes of accommodation, while the fiscal response across international economies has been massive in scale.

Bond markets

The 2019 calendar year marked a strong period for bond markets, particularly for investment grade corporates, which posted their best annual performance since 2002 as rates fell precipitously and spreads compressed to near decade lows. However, the first quarter of 2020 brought one of the most volatile quarters in recent memory as the COVID-19 pandemic challenged corporate balance sheets and severely hampered liquidity. Taxable corporate credit spreads (interest rate in excess of the risk-free rate) and the ratio of high grade tax-exempt yields to Treasuries of equivalent maturity surged to decade highs. The 10-year Treasury yield plummeted to an all-time low as the Federal Reserve slashed rates to zero and investors sought safety. The Federal Reserve moved to open-ended quantitative easing and arranged a broad menu of facilities to enhance market liquidity and expand access to credit. The Fed’s pledge to provide direct support to corporate bond markets, for the first time in history, helped drive taxable spreads materially lower and boosted performance through the end of April. The energy sector weighed heavily on performance for corporates as the price of oil plunged to a historic record low. The more vulnerable high yield sector saw fundamentals deteriorate asymmetrically and lagged high grade peers in the risk-off environment.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

ii

For the 12-month period May 1, 2019 to April 30, 2020, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
14.27%	10.84%	9.37%	2.16%	-4.11%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

The past year brought a continuation of the predominant equity market trends observed in the second half of 2018, namely the dominance of U.S. over international equities, developed over emerging markets, growth over value and large over small cap. U.S. large cap equities capped off their second best annual performance of the decade in the 2019 calendar year and benefitted from corporate earnings that came in better than feared, supportive monetary policy and trade optimism from October through January. International developed and emerging market equities, which are more leveraged to global trade, suffered disproportionately throughout the US-China tariff disaster, while persistent dollar strength and investors’ preference for safe-haven assets presented additional headwinds for the international group. Risk appetite prevailed through January but was abruptly derailed as the COVID-19 outbreak escalated rapidly to a global pandemic and brought the longest bull market in history to a painful end. The selloff that transpired from February to late March was indiscriminate, affecting all regions with unsettling speed and magnitude, although winners and losers emerged during the subsequent rebound from March lows. Notably, U.S. small cap companies, which are more cyclical in nature, bore the brunt of the selloff, as the pandemic introduced a punishing blow to economic activity. Mega-cap technology stocks emerged as relative safe havens and proved more resilient than the broader market with earnings less impacted by the economic damage.

For the 12-month period May 1, 2019 to April 30, 2020, certain stock market indices performed as follows:

S&P 500 Index[8]	Russell 2000 Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
0.86%	-16.39%	-11.34%	-12.00%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk in your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 15, 2020

April 30, 2020 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1. Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices .

3. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

1

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 0.09%* for Class I Shares, versus its benchmark, the Russell 1000® Index**, which had a total return of 0.09%.

The sector positioning of the Fund added approximately 25 basis points of performance versus the Russell 1000® gross of fees. Over the last year, the Fund has generally had a pro-cyclical view of the market with over-weighted positions in the technology, consumer discretionary, financials, industrials, energy, communication services and healthcare sectors and underweights to the more defensive utilities, consumer staples, and real estate sectors. The overweight positions in financials, healthcare and communications services more than offset the underperformance of the utilities and consumer staples sectors which were underweight over this time period.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

April 30, 2020 (unaudited) / ANNUAL REPORT

2

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $1,000,0001 in the Class I Shares of the Wilmington Large-Cap Strategy Fund from April 30, 2010 to April 30, 2020, compared to the Russell 1000® Index.2

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class I^	0.09%	8.56%	11.43%

Russell 1000® Index	0.09%	8.74%	11.57%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.89% and 0.25%, respectively.

Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $1,000,000 in Class I and assumes the reinvestment of all dividends and distributions.
2

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT / April 30, 2020 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which is for the year ended April 30, 2020.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$966.90	$1.22	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.62	$1.26	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2020 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2020, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	25.2%
Health Care	15.3%
Consumer Discretionary	10.8%
Financials	10.7%
Communication Services	10.4%
Industrials	8.4%
Consumer Staples	6.9%
Real Estate	3.5%
Utilities	3.2%
Energy	2.9%
Materials	2.6%
Investment Companies	0.1%
Rights	0.0%[3]
Warrant	0.0%[3]
Cash Equivalents[1]	0.8%
Other Assets and Liabilities – Net[2]	(0.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Number of Shares	Value

COMMON STOCKS – 99.9%

COMMUNICATION SERVICES – 10.4%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%

AT&T, Inc.	130,702	$3,982,490

CenturyLink, Inc.	18,785	199,497

GCI Liberty, Inc., Class A*	1,761	107,122

Verizon Communications, Inc.	74,000	4,251,300

		$8,540,409

ENTERTAINMENT – 2.0%

Activision Blizzard, Inc.	13,670	871,189

Cinemark Holdings, Inc.	1,700	24,276

Electronic Arts, Inc.*	5,110	583,869

Liberty Media Corp. - Liberty Formula One, Class A*	105	3,176

Liberty Media Corp. - Liberty Formula One, Class C*	2,885	92,868

Description	Number of Shares	Value

Lions Gate Entertainment Corp., Class B*	2,400	$16,032

Live Nation Entertainment, Inc.*	2,670	119,803

Madison Square Garden Entertainment Corp.*	329	27,208

Madison Square Garden Sports Co., Class A (The)*	29	4,968

Netflix, Inc.*	7,500	3,148,875

Roku, Inc.*	1,500	181,845

Spotify Technology SA*	1,900	287,983

Take-Two Interactive Software, Inc.*	1,800	217,890

Walt Disney Co. (The)	31,233	3,377,849

World Wrestling Entertainment, Inc., Class A	1,000	44,470

Zynga, Inc., Class A*	11,300	85,202

		$9,087,503

INTERACTIVE MEDIA & SERVICES – 5.1%

Alphabet, Inc., Class A*	5,295	7,130,777

ANNUAL REPORT / April 30, 2020

5	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Alphabet, Inc., Class C*	5,379	$7,254,442

Facebook, Inc., Class A*	42,480	8,696,081

IAC/Interactivecorp*	1,300	290,524

Match Group, Inc.#,*	1,100	84,656

TripAdvisor, Inc.	1,300	25,961

Twitter, Inc.*	13,610	390,335

Zillow Group, Inc., Class A*	2,100	91,434

Zillow Group, Inc., Class C#,*	1,345	59,126

		$24,023,336

MEDIA – 1.4%

Altice USA, Inc., Class A*	4,800	124,656

AMC Networks, Inc., Class A*	1,285	30,647

Cable One, Inc.	40	76,514

Charter Communications, Inc., Class A*	2,702	1,338,111

Comcast Corp., Class A	80,800	3,040,504

Discovery, Inc., Class A*	4,100	91,922

Discovery, Inc., Class C*	3,400	69,394

DISH Network Corp., Class A*	4,796	119,972

Fox Corp., Class A	4,476	115,794

Fox Corp., Class B	1,200	30,672

Interpublic Group of Cos., Inc. (The)	6,218	105,582

John Wiley & Sons, Inc., Class A	200	7,510

Liberty Broadband Corp., Class A*	735	88,215

Liberty Broadband Corp., Class C*	1,571	192,730

Liberty Media Corp. - Liberty SiriusXM,

Class A*	843	28,418

Liberty Media Corp. - Liberty SiriusXM,

Class C*	3,786	128,989

New York Times Co. (The), Class A	2,400	78,048

News Corp., Class A	6,857	67,953

News Corp., Class B	1,448	14,799

Nexstar Media Group, Inc., Class A	650	45,526

Omnicom Group, Inc.	3,790	216,144

Sinclair Broadcast Group, Inc., Class A	900	15,885

Sirius XM Holdings, Inc.#	28,740	169,853

ViacomCBS, Inc., Class A#	900	17,667

ViacomCBS, Inc., Class B	9,846	169,942

		$6,385,447

WIRELESS TELECOMMUNICATION SERVICES — 0.1%

Telephone & Data Systems, Inc.	1,550	30,411

T-Mobile US, Inc.*	6,569	576,758

		$607,169

TOTAL COMMUNICATION SERVICES		$48,643,864

CONSUMER DISCRETIONARY – 10.8%

AUTO COMPONENTS — 0.2%

Adient PLC*	300	4,494

Description	Number of Shares	Value

Aptiv PLC	4,450	$309,497

BorgWarner, Inc.	4,380	125,137

Garrett Motion, Inc.*	1,577	8,595

Gentex Corp.	4,680	113,443

Goodyear Tire & Rubber Co. (The)	6,100	43,737

Lear Corp.	1,500	146,475

Visteon Corp.*	500	30,150

		$781,528

AUTOMOBILES — 0.6%

Ford Motor Co.	62,000	315,580

General Motors Co.	22,500	501,525

Harley-Davidson, Inc.	3,970	86,665

Tesla, Inc.*	2,518	1,968,774

Thor Industries, Inc.#	500	33,100

		$2,905,644

DISTRIBUTORS — 0.1%

Genuine Parts Co.	2,920	231,498

LKQ Corp.*	3,918	102,456

Pool Corp.	300	63,498

		$397,452

DIVERSIFIED CONSUMER SERVICES — 0.1%

Bright Horizons Family Solutions, Inc.*	533	62,068

frontdoor, Inc.*	1,100	42,581

Graham Holdings Co., Class B	140	54,601

Grand Canyon Education, Inc.*	600	51,612

H&R Block, Inc.	2,500	41,625

Service Corp. International	3,370	123,814

ServiceMaster Global Holdings, Inc.*	2,318	78,928

		$455,229

HOTELS, RESTAURANTS & LEISURE — 1.7%

Aramark	2,833	77,369

Caesars Entertainment Corp.*	11,600	112,056

Carnival Corp.#	2,900	46,110

Chipotle Mexican Grill, Inc.*	400	351,420

Choice Hotels International, Inc.	910	68,296

Darden Restaurants, Inc.	1,600	118,064

Domino’s Pizza, Inc.	700	253,351

Dunkin’ Brands Group, Inc.	2,100	131,964

Extended Stay America, Inc.	3,800	41,306

Hilton Grand Vacations, Inc.*	986	20,312

Hilton Worldwide Holdings, Inc.	4,353	329,566

Hyatt Hotels Corp., Class A#	1,400	78,764

International Game Technology PLC#	1,173	8,844

Las Vegas Sands Corp.	6,320	303,486

Marriott International, Inc., Class A	5,036	457,974

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	6

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

McDonald’s Corp.	13,349	$2,503,738

MGM Resorts International	10,310	173,517

Norwegian Cruise Line Holdings Ltd.*	2,500	41,000

Planet Fitness, Inc., Class A*	1,178	71,069

Restaurant Brands International LP	47	2,325

Royal Caribbean Cruises Ltd.	3,380	158,083

Six Flags Entertainment Corp.	2,100	42,021

Starbucks Corp.	21,290	1,633,582

Vail Resorts, Inc.	628	107,388

Wendy’s Co. (The)	2,115	42,004

Wyndham Destinations, Inc.	2,160	55,231

Wyndham Hotels & Resorts, Inc.	1,860	70,141

Wynn Resorts Ltd.	768	65,687

Yum China Holdings, Inc.	6,750	327,105

Yum! Brands, Inc.	5,750	496,972

		$8,188,745

HOUSEHOLD DURABLES — 0.3%

DR Horton, Inc.	5,070	239,405

Garmin Ltd.	1,690	137,160

Leggett & Platt, Inc.	3,570	125,414

Lennar Corp., Class A	3,310	165,732

Lennar Corp., Class B	1,276	48,679

Mohawk Industries, Inc.*	855	75,001

Newell Brands, Inc.	7,569	105,058

NVR, Inc.*	30	93,000

PulteGroup, Inc.	5,790	163,683

Tempur Sealy International, Inc.*	1,000	53,750

Toll Brothers, Inc.	3,250	78,065

Whirlpool Corp.	985	110,064

		$1,395,011

INTERNET & CATALOG RETAIL — 4.4%

Amazon.com, Inc.*	7,360	18,208,640

Booking Holdings, Inc.*	730	1,080,816

eBay, Inc.	14,390	573,154

Etsy, Inc.*	2,200	142,714

Expedia Group, Inc.	2,352	166,945

GrubHub, Inc.*	1,610	76,942

Qurate Retail, Inc., Class A*	5,900	47,525

Wayfair, Inc., Class A#,*	948	117,590

		$20,414,326

LEISURE EQUIPMENT & PRODUCTS — 0.1%

Brunswick Corp.	1,100	52,492

Hasbro, Inc.	2,390	172,582

Mattel, Inc.*	5,050	44,036

Polaris, Inc.	1,300	92,209

		$361,319

Description	Number of Shares	Value

MULTILINE RETAIL — 0.5%

Dollar General Corp.	4,600	$806,380

Dollar Tree, Inc.*	4,362	347,521

Kohl’s Corp.	1,510	27,875

Macy’s, Inc.#	6,180	36,215

Nordstrom, Inc.#	1,780	33,428

Ollie’s Bargain Outlet Holdings, Inc.#,*	673	45,703

Target Corp.	8,860	972,296

		$2,269,418

SPECIALTY RETAIL — 2.2%

Advance Auto Parts, Inc.	1,450	175,320

AutoNation, Inc.*	830	30,909

AutoZone, Inc.*	460	469,347

Best Buy Co., Inc.	4,180	320,731

Burlington Stores, Inc.*	1,300	237,497

CarMax, Inc.*	3,100	228,315

Carvana Co.#,*	800	64,088

Dick’s Sporting Goods, Inc.	400	11,756

Five Below, Inc.*	678	61,128

Floor & Decor Holdings, Inc., Class A*	810	34,344

Foot Locker, Inc.	1,610	41,264

Gap, Inc. (The)	3,450	28,014

Home Depot, Inc. (The)	19,350	4,253,711

L Brands, Inc.	4,310	51,246

Lowe’s Cos., Inc.	13,800	1,445,550

O’Reilly Automotive, Inc.*	1,400	540,876

Ross Stores, Inc.	6,440	588,358

Tiffany & Co.	2,150	271,975

TJX Cos., Inc. (The)	21,380	1,048,689

Tractor Supply Co.	1,600	162,288

Ulta Beauty, Inc.*	1,100	239,712

Urban Outfitters, Inc.#,*	2,700	46,818

Williams-Sonoma, Inc.#	1,110	68,642

		$10,420,578

TEXTILES, APPAREL & LUXURY GOODS — 0.6%

Capri Holdings Ltd*	2,000	30,500

Carter’s, Inc.	1,200	93,840

Columbia Sportswear Co.	468	34,113

Hanesbrands, Inc.	6,100	60,634

Kontoor Brands, Inc.	764	14,829

Lululemon Athletica, Inc.*	2,000	446,960

NIKE, Inc., Class B	20,640	1,799,395

PVH Corp.	670	32,984

Ralph Lauren Corp.	735	54,228

Skechers USA, Inc., Class A*	1,843	51,936

Tapestry, Inc.	3,480	51,782

ANNUAL REPORT / April 30, 2020

7	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Under Armour, Inc., Class A#,*	3,078	$32,073

Under Armour, Inc., Class C*	3,077	28,524

VF Corp.	5,850	339,885

		$3,071,683

TOTAL CONSUMER DISCRETIONARY		$50,660,933

CONSUMER STAPLES — 6.9%

BEVERAGES — 1.6%

Brown-Forman Corp., Class A	900	51,048

Brown-Forman Corp., Class B	3,225	200,595

Coca-Cola Co. (The)	67,500	3,097,575

Constellation Brands, Inc., Class A	2,700	444,663

Keurig Dr. Pepper, Inc.	2,200	58,212

Molson Coors Beverage Co., Class B	3,800	155,838

Monster Beverage Corp.*	6,900	426,489

PepsiCo., Inc.	24,600	3,254,334

		$7,688,754

FOOD & STAPLES RETAILING — 1.5%

Casey’s General Stores, Inc.	535	81,004

Costco Wholesale Corp.	7,700	2,333,100

Grocery Outlet Holding Corp.*	1,100	36,597

Kroger Co. (The)	14,600	461,506

Sprouts Farmers Market, Inc.*	4,100	85,198

Sysco Corp.	7,000	393,890

U.S. Foods Holding Corp.*	3,750	80,625

Walgreens Boots Alliance, Inc.	12,000	519,480

Walmart, Inc.	24,400	2,965,820

		$6,957,220

FOOD PRODUCTS — 1.2%

Archer-Daniels-Midland Co.	10,600	393,684

Beyond Meat, Inc.#,*	900	89,091

Bunge Ltd.	1,395	55,340

Campbell Soup Co.	3,100	154,938

Conagra Brands, Inc.	9,700	324,368

Flowers Foods, Inc.	3,600	80,208

General Mills, Inc.	9,800	586,922

Hain Celestial Group, Inc. (The)*	2,200	56,848

Hershey Co. (The)	2,800	370,804

Hormel Foods Corp.	5,500	257,675

Ingredion, Inc.	1,700	138,040

JM Smucker Co. (The)	2,200	252,802

Kellogg Co.	3,500	229,250

Kraft Heinz Co. (The)	11,900	360,927

Lamb Weston Holdings, Inc.	2,700	165,672

McCormick & Co., Inc.	2,100	329,364

Mondelez International, Inc., Class A	24,400	1,255,136

Description	Number of Shares	Value

Pilgrim’s Pride Corp.*	1,000	$22,000

Post Holdings, Inc.*	1,038	95,340

TreeHouse Foods, Inc.*	1,200	62,076

Tyson Foods, Inc., Class A	4,100	254,979

		$5,535,464

HOUSEHOLD PRODUCTS — 1.7%

Church & Dwight Co., Inc.	4,300	300,957

Clorox Co. (The)	2,300	428,812

Colgate-Palmolive Co.	15,000	1,054,050

Energizer Holdings, Inc.#	1,400	54,544

Kimberly-Clark Corp.	6,000	830,880

Procter & Gamble Co. (The)	42,600	5,021,262

Spectrum Brands Holdings, Inc.	875	37,677

		$7,728,182

PERSONAL PRODUCTS — 0.2%

Coty, Inc., Class A	4,740	25,833

Estee Lauder Cos., Inc., Class A (The)	3,500	617,400

Herbalife Nutrition Ltd.*	2,800	104,580

Nu Skin Enterprises, Inc., Class A	2,300	67,183

		$814,996

TOBACCO — 0.7%

Altria Group, Inc.	32,900	1,291,325

Philip Morris International, Inc.	27,600	2,058,960

		$3,350,285

TOTAL CONSUMER STAPLES		$32,074,901

ENERGY — 2.9%

ENERGY EQUIPMENT & SERVICES — 0.2%

Apergy Corp.*	1,080	9,947

Baker Hughes Co.	10,300	143,685

Halliburton Co.	12,013	126,137

Helmerich & Payne, Inc.	3,460	68,404

National Oilwell Varco, Inc.	4,848	61,279

Patterson-UTI Energy, Inc.	11,500	42,435

Schlumberger Ltd.	21,146	355,676

		$807,563

OIL, GAS & CONSUMABLE FUELS — 2.7%

Antero Midstream Corp.#	9,900	47,025

Apache Corp.	8,140	106,471

Cabot Oil & Gas Corp.	7,700	166,474

Cheniere Energy, Inc.*	4,830	225,513

Chevron Corp.	33,620	3,093,040

Cimarex Energy Co.	1,650	41,943

Concho Resources, Inc.	3,800	215,536

ConocoPhillips	19,460	819,266

Continental Resources, Inc.#	1,115	18,275

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	8

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Devon Energy Corp.	6,585	$82,115

Diamondback Energy, Inc.	3,597	156,613

EOG Resources, Inc.	8,580	407,636

EQT Corp.	6,300	91,917

Equitrans Midstream Corp.#	3,900	32,682

Exxon Mobil Corp.	74,593	3,466,337

Hess Corp.	4,690	228,122

HollyFrontier Corp.	3,540	116,962

Kinder Morgan, Inc.	33,355	507,997

Kosmos Energy Ltd.	11,400	18,810

Marathon Oil Corp.	14,600	89,352

Marathon Petroleum Corp.	12,500	401,000

Murphy Oil Corp.#	4,100	48,626

Noble Energy, Inc.	5,475	53,710

Occidental Petroleum Corp.	13,160	218,456

ONEOK, Inc.	6,760	202,327

Parsley Energy, Inc., Class A	3,600	34,020

PBF Energy, Inc., Class A	3,800	43,320

Phillips 66	8,190	599,262

Pioneer Natural Resources Co.	3,250	290,258

Targa Resources Corp.	4,500	58,320

Valero Energy Corp.	7,720	489,062

Williams Cos., Inc. (The)	21,270	412,000

WPX Energy, Inc.*	5,617	34,432

		$12,816,879

TOTAL ENERGY		$13,624,442

FINANCIALS — 10.7%

CAPITAL MARKETS — 2.6%

Affiliated Managers Group, Inc.	870	60,865

Ameriprise Financial, Inc.	2,440	280,454

Bank of New York Mellon Corp. (The)	14,520	545,081

BlackRock, Inc.	2,060	1,034,202

Cboe Global Markets, Inc.	2,200	218,636

Charles Schwab Corp. (The)	20,950	790,234

CME Group, Inc.	6,300	1,122,723

E*TRADE Financial Corp.	5,000	203,050

Eaton Vance Corp.	1,723	63,234

FactSet Research Systems, Inc.	740	203,500

Franklin Resources, Inc.	3,620	68,201

Goldman Sachs Group, Inc. (The)	5,740	1,052,831

Interactive Brokers Group, Inc., Class A	998	40,918

Intercontinental Exchange, Inc.	9,890	884,661

Invesco Ltd.	4,370	37,669

Janus Henderson Group PLC	1,500	26,850

Lazard Ltd., Class A	1,600	44,000

Legg Mason, Inc.	1,285	64,032

LPL Financial Holdings, Inc.	1,500	90,330

Description	Number of Shares	Value

MarketAxess Holdings, Inc.	600	$273,006

Moody’s Corp.	2,940	717,066

Morgan Stanley	21,246	837,730

Morningstar, Inc.	600	93,576

MSCI, Inc.	1,520	497,040

Nasdaq, Inc.	2,330	255,531

Northern Trust Corp.	3,280	259,645

Raymond James Financial, Inc.	2,710	178,643

S&P Global, Inc.	4,390	1,285,743

SEI Investments Co.	2,840	144,726

State Street Corp.	6,070	382,653

T. Rowe Price Group, Inc.	3,680	425,518

TD Ameritrade Holding Corp.	4,250	166,897

Virtu Financial, Inc., Class A	900	21,033

		$12,370,278

COMMERCIAL BANKS — 1.2%

Associated Banc-Corp.	4,885	69,074

Bank of Hawaii Corp.	670	45,681

Bank OZK	1,700	38,454

BOK Financial Corp.	1,020	52,826

CIT Group, Inc.	1,500	28,470

Citizens Financial Group, Inc.	8,650	193,674

Commerce Bancshares, Inc.	1,177	72,021

Cullen/Frost Bankers, Inc.	1,440	103,478

East West Bancorp, Inc.	2,523	88,482

Fifth Third Bancorp	13,750	256,988

First Citizens BancShares, Inc., Class A	100	38,200

First Horizon National Corp.	6,334	57,513

First Republic Bank	3,400	354,586

FNB Corp.	5,250	42,473

Huntington Bancshares, Inc.	16,541	152,839

KeyCorp	18,644	217,203

M&T Bank Corp.§	1,610	180,449

PacWest Bancorp	1,239	25,077

People’s United Financial, Inc.	7,150	90,734

Pinnacle Financial Partners, Inc.	1,150	46,288

PNC Financial Services Group, Inc. (The)	7,960	849,093

Popular, Inc.	838	32,338

Prosperity Bancshares, Inc.	1,373	82,284

Regions Financial Corp.	17,956	193,027

Signature Bank	1,000	107,180

SVB Financial Group*	1,000	193,170

Synovus Financial Corp.	2,144	45,045

TCF Financial Corp.	2,433	72,236

Texas Capital Bancshares, Inc.*	700	19,446

Truist Financial Corp.	21,407	798,909

U.S. Bancorp	22,470	820,155

ANNUAL REPORT / April 30, 2020

9	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Umpqua Holdings Corp.	3,200	$40,080

Webster Financial Corp.	1,350	38,137

Western Alliance Bancorp	1,545	55,435

Wintrust Financial Corp.	850	35,615

Zions Bancorp NA	3,590	113,480

		$5,650,140

CONSUMER FINANCE — 0.5%

Ally Financial, Inc.	5,663	92,817

American Express Co.	11,940	1,089,525

Capital One Financial Corp.	7,000	453,320

Credit Acceptance Corp.#,*	250	77,893

Discover Financial Services	6,480	278,446

LendingTree, Inc.#,*	100	24,937

Navient Corp.	3,060	23,317

OneMain Holdings, Inc.	900	21,789

Santander Consumer USA Holdings, Inc.#	1,650	25,723

SLM Corp.	5,760	48,038

Synchrony Financial	9,600	189,984

		$2,325,789

DIVERSIFIED FINANCIAL SERVICES — 4.1%

Bank of America Corp.	140,250	3,373,013

Berkshire Hathaway, Inc., Class B*	33,996	6,369,491

Citigroup, Inc.	37,682	1,829,838

Comerica, Inc.	3,830	133,514

Equitable Holdings, Inc.	5,193	95,136

Jefferies Financial Group, Inc.	2,948	40,447

JPMorgan Chase & Co.	54,620	5,230,411

Voya Financial, Inc.	1,930	87,178

Wells Fargo & Co.	62,675	1,820,709

		$18,979,737

INSURANCE — 2.2%

Aflac, Inc.	13,500	502,740

Alleghany Corp.	176	93,933

Allstate Corp. (The)	5,880	598,114

American Financial Group, Inc.	1,600	105,984

American International Group, Inc.	13,580	345,339

American National Insurance Co.	300	24,150

Aon PLC	4,100	707,947

Arch Capital Group Ltd.*	7,170	172,295

Arthur J. Gallagher & Co.	3,680	288,880

Assurant, Inc.	1,130	120,051

Assured Guaranty Ltd.	2,650	78,784

Athene Holding Ltd., Class A*	2,010	54,270

Axis Capital Holdings Ltd.	2,280	83,448

Brighthouse Financial, Inc.*	2,200	56,562

Brown & Brown, Inc.	5,240	188,168

Description	Number of Shares	Value

Chubb Ltd.	8,147	$879,957

Cincinnati Financial Corp.	3,106	204,375

CNA Financial Corp.	1,050	33,159

Erie Indemnity Co., Class A	670	119,300

Everest Re Group Ltd.	870	150,623

Fidelity National Financial, Inc.	5,341	144,474

First American Financial Corp.	1,128	52,023

Globe Life, Inc.	1,743	143,519

Hanover Insurance Group, Inc. (The)	1,100	110,418

Hartford Financial Services Group, Inc. (The)	5,090	193,369

Kemper Corp.	1,028	69,102

Lincoln National Corp.	3,258	115,561

Loews Corp.	5,050	175,033

Markel Corp.*	180	155,851

Marsh & McLennan Cos., Inc.	8,890	865,264

MetLife, Inc.	12,351	445,624

Old Republic International Corp.	2,568	40,960

Primerica, Inc.	473	49,149

Principal Financial Group, Inc.	4,290	156,199

Progressive Corp. (The)	10,330	798,509

Prudential Financial, Inc.	6,130	382,328

Reinsurance Group of America, Inc.	1,490	155,973

RenaissanceRe Holdings Ltd.	578	84,394

Travelers Cos., Inc. (The)	4,780	483,784

Unum Group	6,010	104,874

White Mountains Insurance Group Ltd.	60	58,380

Willis Towers Watson PLC	2,300	410,067

WR Berkley Corp.	3,270	176,580

		$10,179,514

MORTGAGE REAL ESTATE INVESTMENT TRUSTS — 0.1%

AGNC Investment Corp.	7,985	99,174

Annaly Capital Management, Inc.	18,580	116,125

Chimera Investment Corp.#	6,840	53,147

MFA Financial, Inc.	4,400	7,700

New Residential Investment Corp.#	5,600	34,104

Starwood Property Trust, Inc.	918	11,879

		$322,129

THRIFTS & MORTGAGE FINANCE — 0.0%**

MGIC Investment Corp.	5,100	37,281

New York Community Bancorp, Inc.	6,283	68,233

TFS Financial Corp.	305	4,163

		$109,677

TOTAL FINANCIALS		$49,937,264

HEALTH CARE — 15.3%

BIOTECHNOLOGY — 2.6%

AbbVie, Inc.	26,478	2,176,492

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Agios Pharmaceuticals, Inc.*	1,050	$43,197

Alexion Pharmaceuticals, Inc.*	3,690	396,564

Alkermes PLC*	2,650	36,331

Alnylam Pharmaceuticals, Inc.*	1,900	250,230

Amgen, Inc.	10,464	2,503,198

Biogen, Inc.*	3,100	920,173

BioMarin Pharmaceutical, Inc.*	2,700	248,454

Bluebird Bio, Inc.*	800	43,104

Exact Sciences Corp.*	1,700	134,266

Exelixis, Inc.*	2,600	64,207

Gilead Sciences, Inc.	22,944	1,927,296

Incyte Corp.*	3,260	318,372

Ionis Pharmaceuticals, Inc.*	2,300	127,719

Moderna, Inc.#,*	3,400	156,366

Neurocrine Biosciences, Inc.*	1,800	176,652

Regeneron Pharmaceuticals, Inc.*	1,500	788,820

Sage Therapeutics, Inc.*	950	37,031

Sarepta Therapeutics, Inc.*	1,215	143,224

Seattle Genetics, Inc.*	2,000	274,460

United Therapeutics Corp.*	1,140	124,898

Vertex Pharmaceuticals, Inc.*	4,643	1,166,322

		$12,057,376

HEALTH CARE EQUIPMENT & SUPPLIES — 3.7%

Abbott Laboratories	30,745	2,831,307

ABIOMED, Inc.*	500	95,625

Align Technology, Inc.*	1,060	227,741

Baxter International, Inc.	8,630	766,171

Becton Dickinson & Co.	4,834	1,220,730

Boston Scientific Corp.*	25,000	937,000

Cantel Medical Corp.#	650	24,050

Cooper Cos., Inc. (The)	950	272,365

Danaher Corp.	11,080	1,811,137

DENTSPLY SIRONA, Inc.	3,779	160,381

DexCom, Inc.*	1,600	536,320

Edwards Lifesciences Corp.*	3,672	798,660

Envista Holdings Corp.*	2,250	43,808

Hill-Rom Holdings, Inc.	1,260	141,737

Hologic, Inc.*	4,540	227,454

ICU Medical, Inc.*	400	87,724

IDEXX Laboratories, Inc.*	1,580	438,608

Insulet Corp.*	1,000	199,720

Integra LifeSciences Holdings Corp.*	748	38,185

Intuitive Surgical, Inc.*	2,000	1,021,760

Masimo Corp.*	800	171,128

Medtronic PLC	23,626	2,306,606

Penumbra, Inc.*	700	124,124

Description	Number of Shares	Value

ResMed, Inc.	2,520	$391,406

STERIS PLC	1,400	199,500

Stryker Corp.	6,200	1,155,866

Teleflex, Inc.	860	288,444

Varian Medical Systems, Inc.*	1,850	211,603

West Pharmaceutical Services, Inc.	1,200	227,112

Zimmer Biomet Holdings, Inc.	3,110	372,267

		$17,328,539

HEALTH CARE PROVIDERS & SERVICES — 2.9%

Acadia Healthcare Co., Inc.*	1,100	26,411

AmerisourceBergen Corp.	2,570	230,426

Anthem, Inc.	4,510	1,266,092

Cardinal Health, Inc.	4,120	203,858

Centene Corp.*	9,930	661,139

Chemed Corp.	300	124,971

Cigna Corp.	6,592	1,290,582

Covetrus, Inc.*	2,308	27,442

CVS Health Corp.	22,471	1,383,090

DaVita, Inc.*	1,988	157,072

Encompass Health Corp.	1,480	98,050

Five Star Senior Living, Inc.*	189	620

Guardant Health, Inc.*	535	41,174

HCA Healthcare, Inc.	5,000	549,400

Henry Schein, Inc.*	2,720	148,403

Humana, Inc.	2,430	927,823

Laboratory Corp. of America Holdings*	1,857	305,384

McKesson Corp.	3,000	423,750

MEDNAX, Inc.*	1,190	17,279

Molina Healthcare, Inc.#,*	1,200	196,764

Premier, Inc., Class A*	1,000	33,160

Quest Diagnostics, Inc.	2,450	269,770

UnitedHealth Group, Inc.	16,720	4,890,098

Universal Health Services, Inc., Class B	1,580	166,990

		$13,439,748

HEALTH CARE TECHNOLOGY — 0.2%

Cerner Corp.	5,840	405,238

Change Healthcare, Inc.*	3,200	37,248

Veeva Systems, Inc., Class A*	2,320	442,656

		$885,142

LIFE SCIENCES TOOLS & SERVICES — 1.2%

Adaptive Biotechnologies Corp.*	1,300	41,613

Agilent Technologies, Inc.	5,490	420,863

Avantor, Inc.*	2,945	49,505

Bio-Rad Laboratories, Inc., Class A*	390	171,639

Bio-Techne Corp.	500	112,500

ANNUAL REPORT / April 30, 2020

11	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Bruker Corp.	1,800	$70,776

Charles River Laboratories

International, Inc.*	1,120	162,030

Illumina, Inc.*	2,640	842,239

IQVIA Holdings, Inc.*	2,680	382,141

Mettler-Toledo International, Inc.*	420	302,375

PerkinElmer, Inc.	1,970	178,344

PPD, Inc.*	243	5,808

PRA Health Sciences, Inc.*	475	45,838

QIAGEN NV*	3,300	137,577

Thermo Fisher Scientific, Inc.	7,020	2,349,454

Waters Corp.*	1,310	244,970

		$5,517,672

PHARMACEUTICALS — 4.7%

Allergan PLC	5,985	1,121,230

Bristol-Myers Squibb Co.	41,026	2,494,791

Catalent, Inc.*	2,400	165,960

Elanco Animal Health, Inc.*	4,700	116,137

Eli Lilly & Co.	15,130	2,339,703

Horizon Therapeutics PLC*	3,200	115,328

Jazz Pharmaceuticals PLC*	960	105,840

Johnson & Johnson	46,900	7,036,876

Merck & Co., Inc.	45,266	3,591,404

Mylan NV*	8,288	138,990

Nektar Therapeutics#,*	2,900	55,680

Perrigo Co. PLC	958	51,061

Pfizer, Inc.	98,803	3,790,083

Zoetis, Inc.	8,681	1,122,540

		$22,245,623

TOTAL HEALTH CARE		$71,474,100

INDUSTRIALS — 8.4%

AEROSPACE & DEFENSE — 1.8%

Boeing Co. (The)	9,540	1,345,331

BWX Technologies, Inc.	1,655	87,814

Curtiss-Wright Corp.	715	74,110

General Dynamics Corp.	4,330	565,585

HEICO Corp.	350	30,660

HEICO Corp., Class A	1,952	141,188

Hexcel Corp.	2,400	83,016

Howmet Aerospace, Inc.	6,766	88,432

Huntington Ingalls Industries, Inc.	845	161,741

L3Harris Technologies, Inc.	3,882	751,943

Lockheed Martin Corp.	4,350	1,692,411

Northrop Grumman Corp.	2,770	915,956

Raytheon Technologies Corp.	26,104	1,691,800

Spirit AeroSystems Holdings, Inc., Class A	1,940	42,990

Teledyne Technologies, Inc.*	600	195,402

Description	Number of Shares	Value

Textron, Inc.	3,453	$91,021

TransDigm Group, Inc.	890	323,141

		$8,282,541

AIR FREIGHT & LOGISTICS — 0.5%

C.H. Robinson Worldwide, Inc.	1,984	140,666

Expeditors International of Washington, Inc.	2,680	191,901

FedEx Corp.	4,160	527,363

United Parcel Service, Inc., Class B	12,130	1,148,226

XPO Logistics, Inc.*	1,400	93,436

		$2,101,592

AIRLINES — 0.2%

Alaska Air Group, Inc.	1,875	60,975

American Airlines Group, Inc.#	5,243	62,968

Copa Holdings SA, Class A	700	30,947

Delta Air Lines, Inc.	8,990	232,931

JetBlue Airways Corp.*	3,400	33,116

Southwest Airlines Co.	8,730	272,812

United Airlines Holdings, Inc.*	4,883	144,439

		$838,188

BUILDING PRODUCTS — 0.4%

A.O. Smith Corp.	3,100	131,378

Allegion PLC	2,033	204,398

Armstrong World Industries, Inc.	778	59,968

Carrier Global Corp.*	13,450	238,200

Fortune Brands Home & Security, Inc.	3,160	152,312

Johnson Controls International PLC	12,431	361,866

Lennox International, Inc.	600	112,008

Masco Corp.	5,830	239,263

Owens Corning	1,148	49,777

Resideo Technologies, Inc.*	1,928	9,891

Trane Technologies PLC	4,650	406,503

		$1,965,564

COMMERCIAL SERVICES & SUPPLIES — 0.4%

ADT, Inc.#	410	2,349

Cintas Corp.	1,620	359,365

Clean Harbors, Inc.*	850	45,416

Copart, Inc.*	3,600	288,396

IAA, Inc.*	1,668	64,385

KAR Auction Services, Inc.	3,300	49,434

Republic Services, Inc.	3,740	292,992

Rollins, Inc.	1,700	68,000

Stericycle, Inc.*	1,485	72,468

Waste Management, Inc.	7,440	744,149

		$1,986,954

CONSTRUCTION & ENGINEERING — 0.1%

AECOM*	2,225	80,679

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Arcosa, Inc.	800	$29,816

Fluor Corp.	3,150	36,855

Jacobs Engineering Group, Inc.	2,450	202,738

Quanta Services, Inc.	1,388	50,468

Valmont Industries, Inc.	660	77,378

		$477,934

ELECTRICAL EQUIPMENT — 0.5%

Acuity Brands, Inc.	700	60,613

AMETEK, Inc.	3,860	323,738

Eaton Corp. PLC	7,478	624,413

Emerson Electric Co.	10,540	601,096

GrafTech International Ltd.#	1,250	10,150

Hubbell, Inc.	1,290	160,515

nVent Electric PLC	2,916	54,383

Regal Beloit Corp.	600	42,606

Rockwell Automation, Inc.	2,120	401,698

Sensata Technologies Holding PLC*	2,098	76,325

		$2,355,537

INDUSTRIAL CONGLOMERATES — 1.1%

3M Co.	9,860	1,497,931

Carlisle Cos., Inc.	1,090	131,846

General Electric Co.	153,120	1,041,216

Honeywell International, Inc.	12,770	1,812,063

Roper Technologies, Inc.	1,900	647,957

		$5,131,013

MACHINERY — 1.6%

AGCO Corp.	995	52,576

Allison Transmission Holdings, Inc.	2,000	72,680

Caterpillar, Inc.	9,400	1,093,972

Colfax Corp.#,*	2,000	51,580

Crane Co.	1,200	65,340

Cummins, Inc.	2,580	421,830

Deere & Co.	4,990	723,849

Donaldson Co., Inc.	3,210	140,694

Dover Corp.	2,860	267,839

Flowserve Corp.	2,198	61,918

Fortive Corp.	5,740	367,360

Gates Industrial Corp. PLC*	1,200	10,308

Graco, Inc.	2,720	121,475

IDEX Corp.	1,520	233,518

Illinois Tool Works, Inc.	5,700	926,250

Ingersoll Rand, Inc.*	4,544	132,140

ITT, Inc.	2,235	117,829

Lincoln Electric Holdings, Inc.	1,400	112,714

Middleby Corp. (The)*	850	47,286

Nordson Corp.	900	144,819

Oshkosh Corp.	1,390	93,867

Description	Number of Shares	Value

Otis Worldwide Corp.*	6,725	$342,370

PACCAR, Inc.	5,790	400,842

Parker-Hannifin Corp.	2,460	388,975

Pentair PLC	1,764	61,017

Snap-on, Inc.	980	127,684

Stanley Black & Decker, Inc.	3,020	332,804

Timken Co. (The)	1,000	37,580

Toro Co. (The)	2,180	139,106

Trinity Industries, Inc.#	1,200	23,148

WABCO Holdings, Inc.*	850	114,223

Welbilt, Inc.*	1,310	6,458

Westinghouse Air Brake Technologies Corp.	3,065	172,927

Woodward, Inc.	525	31,794

Xylem, Inc.	3,210	230,799

		$7,669,571

MARINE — 0.0%**

Kirby Corp.*	600	32,052

PROFESSIONAL SERVICES — 0.5%

CoreLogic, Inc.*	900	34,578

CoStar Group, Inc.*	700	453,782

Equifax, Inc.	2,060	286,134

IHS Markit Ltd.	6,687	450,035

ManpowerGroup, Inc.	1,160	86,118

Nielsen Holdings PLC	4,400	64,812

Robert Half International, Inc.	1,298	61,356

TransUnion	3,300	260,007

Verisk Analytics, Inc.	2,800	427,924

		$2,124,746

ROAD & RAIL — 1.1%

AMERCO	113	31,655

CSX Corp.	13,200	874,236

JB Hunt Transport Services, Inc.	1,680	169,882

Kansas City Southern	1,980	258,489

Knight-Swift Transportation Holdings, Inc.	1,735	64,507

Landstar System, Inc.	690	71,284

Lyft, Inc., Class A#,*	3,100	101,773

Norfolk Southern Corp.	4,660	797,326

Old Dominion Freight Line, Inc.	1,700	246,993

Ryder System, Inc.	1,090	38,586

Schneider National, Inc., Class B	923	20,223

Uber Technologies, Inc.*	16,200	490,374

Union Pacific Corp.	12,270	1,960,623

		$5,125,951

TRADING COMPANIES & DISTRIBUTORS — 0.2%

Air Lease Corp.	1,100	28,765

ANNUAL REPORT / April 30, 2020

13	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Fastenal Co.	9,640	$349,161

HD Supply Holdings, Inc.*	1,803	53,513

MSC Industrial Direct Co., Inc., Class A	1,090	65,008

United Rentals, Inc.*	1,320	169,620

Univar Solutions, Inc.*	3,200	46,464

Watsco, Inc.	550	88,544

WESCO International, Inc.*	400	10,348

WW Grainger, Inc.	840	231,487

		$1,042,910

TRANSPORTATION INFRASTRUCTURE — 0.0%**

Macquarie Infrastructure Corp.	1,400	38,626

TOTAL INDUSTRIALS		$39,173,179

INFORMATION TECHNOLOGY — 25.2%

COMMUNICATIONS EQUIPMENT — 0.9%

Arista Networks, Inc.*	1,000	219,300

Ciena Corp.*	2,323	107,439

Cisco Systems, Inc.	76,550	3,244,189

CommScope Holding Co., Inc.*	3,000	33,030

EchoStar Corp., Class A*	620	19,561

F5 Networks, Inc.*	1,013	141,070

Juniper Networks, Inc.	2,590	55,944

Motorola Solutions, Inc.	3,030	435,744

Ubiquiti, Inc.	100	16,203

ViaSat, Inc.*	900	38,160

		$4,310,640

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%

Amphenol Corp., Class A	5,100	450,126

Arrow Electronics, Inc.*	1,285	80,852

Avnet, Inc.	1,600	48,032

CDW Corp.	2,890	320,212

Cognex Corp.	3,300	182,292

Coherent, Inc.*	500	63,935

Corning, Inc.	15,170	333,892

Dolby Laboratories, Inc., Class A	990	59,430

FLIR Systems, Inc.	1,200	52,080

IPG Photonics Corp.*	700	90,531

Jabil, Inc.	1,358	38,622

Keysight Technologies, Inc.*	2,500	241,925

Littelfuse, Inc.	93	13,507

National Instruments Corp.	2,020	77,608

SYNNEX Corp.	593	51,923

Trimble, Inc.*	4,380	151,679

Zebra Technologies Corp., Class A*	600	137,796

		$2,394,442

Description	Number of Shares	Value

IT SERVICES — 5.6%

Accenture PLC, Class A	11,350	$2,101,906

Akamai Technologies, Inc.*	3,050	298,016

Alliance Data Systems Corp.	1,290	64,590

Amdocs Ltd.	2,620	168,833

Automatic Data Processing, Inc.	7,730	1,133,914

Black Knight, Inc.*	2,037	143,751

Booz Allen Hamilton Holding Corp.	1,900	139,536

Broadridge Financial Solutions, Inc.	2,330	270,280

CACI International, Inc., Class A*	253	63,285

Cognizant Technology Solutions Corp.,

Class A	10,410	603,988

DXC Technology Co.	4,426	80,243

EPAM Systems, Inc.*	900	198,801

Euronet Worldwide, Inc.*	665	61,020

Fidelity National Information Services, Inc.	11,150	1,470,574

Fiserv, Inc.*	10,410	1,072,855

FleetCor Technologies, Inc.*	1,600	386,000

Gartner, Inc.*	1,600	190,096

Genpact Ltd.	1,495	51,473

Global Payments, Inc.	5,513	915,268

GoDaddy, Inc., Class A*	2,350	163,161

International Business Machines Corp.	15,360	1,928,602

Jack Henry & Associates, Inc.	1,600	261,680

Leidos Holdings, Inc.	2,200	217,382

Mastercard, Inc., Class A	15,670	4,308,780

MongoDB, Inc.*	715	115,923

Okta, Inc.*	1,900	287,470

Paychex, Inc.	5,670	388,508

PayPal Holdings, Inc.*	20,965	2,578,695

Sabre Corp.	4,050	29,443

Square, Inc., Class A*	5,600	364,784

Switch, Inc., Class A	500	8,585

Twilio, Inc., Class A*	1,900	213,370

VeriSign, Inc.*	1,950	408,505

Visa, Inc., Class A	30,470	5,445,598

Western Union Co. (The)	3,340	63,694

WEX, Inc.*	715	94,609

		$26,293,218

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.4%

Advanced Micro Devices, Inc.*	18,700	979,693

Analog Devices, Inc.	6,452	707,139

Applied Materials, Inc.	16,980	843,566

Broadcom, Inc.	6,833	1,855,979

Cree, Inc.*	1,675	72,243

Entegris, Inc.	1,700	92,191

First Solar, Inc.*	1,900	83,619

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Intel Corp.	76,370	$4,580,673

KLA Corp.	3,050	500,475

Lam Research Corp.	2,680	684,150

Marvell Technology Group Ltd.	11,453	306,253

Maxim Integrated Products, Inc.	3,520	193,530

Microchip Technology, Inc.#	4,339	380,660

Micron Technology, Inc.*	20,200	967,378

MKS Instruments, Inc.	683	68,457

Monolithic Power Systems, Inc.	480	95,957

NVIDIA Corp.	10,480	3,063,094

NXP Semiconductors NV	400	39,828

ON Semiconductor Corp.*	4,878	78,268

Qorvo, Inc.*	2,250	220,568

QUALCOMM, Inc.	20,280	1,595,428

Skyworks Solutions, Inc.	3,200	332,416

Teradyne, Inc.	3,650	228,271

Texas Instruments, Inc.	16,600	1,926,762

Universal Display Corp.	800	120,096

Xilinx, Inc.	4,800	419,520

		$20,436,214

SOFTWARE — 8.9%

2U, Inc.*	1,000	23,750

Adobe, Inc.*	8,660	3,062,522

Alteryx, Inc., Class A*	800	90,544

Anaplan, Inc.*	968	39,552

ANSYS, Inc.*	1,380	361,325

Aspen Technology, Inc.*	893	91,309

Atlassian Corp. PLC, Class A*	2,100	326,529

Autodesk, Inc.*	4,030	754,134

Avalara, Inc.*	733	65,508

Cadence Design Systems, Inc.*	5,410	438,913

CDK Global, Inc.	3,276	128,681

Cerence, Inc.*	700	14,812

Ceridian HCM Holding, Inc.*	1,375	81,084

Citrix Systems, Inc.	2,290	332,073

Coupa Software, Inc.*	1,000	176,090

DocuSign, Inc.*	3,000	314,250

Dropbox, Inc., Class A*	3,200	67,264

Dynatrace, Inc.*	2,073	61,879

Elastic NV*	800	51,312

Fair Isaac Corp.*	400	141,176

FireEye, Inc.*	2,400	27,624

Fortinet, Inc.*	2,400	258,576

Guidewire Software, Inc.*	1,300	118,092

HubSpot, Inc.*	553	93,252

Intuit, Inc.	4,500	1,214,145

Description	Number of Shares	Value

LogMeIn, Inc.	657	$56,147

Manhattan Associates, Inc.*	873	61,931

Medallia, Inc.#,*	950	20,406

Microsoft Corp.	133,149	23,861,632

New Relic, Inc.*	500	26,845

NortonLifeLock, Inc.	9,620	204,617

Nuance Communications, Inc.*	3,855	77,871

Nutanix, Inc., Class A*	1,800	36,882

Oracle Corp.	35,660	1,888,910

PagerDuty, Inc.*	650	13,722

Palo Alto Networks, Inc.*	1,690	332,102

Paycom Software, Inc.*	900	234,918

Paylocity Holding Corp.*	525	60,128

Pegasystems, Inc.	620	51,844

Pluralsight, Inc., Class A#,*	1,150	18,906

Proofpoint, Inc.*	453	55,144

PTC, Inc.*	2,100	145,425

RealPage, Inc.*	935	60,298

RingCentral, Inc., Class A*	1,200	274,236

salesforce.com, Inc.*	15,084	2,442,854

ServiceNow, Inc.*	3,400	1,195,236

Smartsheet, Inc., Class A*	1,205	63,528

SolarWinds Corp.#,*	173	2,938

Splunk, Inc.*	2,800	393,008

SS&C Technologies Holdings, Inc.	3,500	193,060

Synopsys, Inc.*	2,600	408,512

Teradata Corp.*	1,520	37,377

Trade Desk, Inc. (The), Class A*	700	204,806

Tyler Technologies, Inc.*	500	160,345

VMware, Inc., Class A#,*	1,510	198,595

Workday, Inc., Class A*	2,550	392,445

Zendesk, Inc.*	1,765	135,693

Zscaler, Inc.*	1,100	73,788

		$41,718,545

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.9%

Apple, Inc.	72,560	21,318,128

Dell Technologies, Inc., Class C*	3,069	131,016

Hewlett Packard Enterprise Co.	27,690	278,561

HP, Inc.	28,590	443,431

NCR Corp.*	2,070	42,476

NetApp, Inc.	3,053	133,630

Pure Storage, Inc., Class A*	2,795	40,248

Western Digital Corp.	5,583	257,265

Xerox Holdings Corp.	2,803	51,267

		$22,696,022

TOTAL INFORMATION TECHNOLOGY		$117,849,081

ANNUAL REPORT / April 30, 2020

15	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MATERIALS — 2.6%

CHEMICALS — 1.8%

Air Products & Chemicals, Inc.	4,000	$902,320

Albemarle Corp.#	2,100	129,003

Ashland Global Holdings, Inc.	1,000	61,690

Axalta Coating Systems Ltd.*	3,310	65,339

Cabot Corp.	700	23,723

Celanese Corp.	2,600	215,982

CF Industries Holdings, Inc.	4,000	110,000

Chemours Co. (The)	3,300	38,709

Corteva, Inc.	11,512	301,499

Dow, Inc.	12,279	450,517

DuPont de Nemours, Inc.	12,612	593,016

Eastman Chemical Co.	3,100	187,581

Ecolab, Inc.	4,300	832,050

Element Solutions, Inc.*	3,700	37,925

FMC Corp.	2,600	238,940

Huntsman Corp.	4,400	73,964

International Flavors & Fragrances, Inc.#	1,700	222,751

Linde PLC	9,300	1,711,107

Livent Corp.#,*	47	291

LyondellBasell Industries NV, Class A	3,800	220,210

Mosaic Co. (The)	5,565	64,053

NewMarket Corp.	100	41,144

Olin Corp.#	5,000	66,750

PPG Industries, Inc.	3,900	354,237

RPM International, Inc.	2,700	179,307

Scotts Miracle-Gro Co. (The)	545	67,596

Sherwin-Williams Co. (The)	1,500	804,555

Valvoline, Inc.	3,300	56,727

Westlake Chemical Corp.	1,000	43,450

WR Grace & Co.	800	37,784

		$8,132,220

CONSTRUCTION MATERIALS — 0.1%

Eagle Materials, Inc.	1,000	61,010

Martin Marietta Materials, Inc.	1,200	228,276

Vulcan Materials Co.	1,700	192,049

		$481,335

CONTAINERS & PACKAGING — 0.3%

AptarGroup, Inc.	565	60,500

Ardagh Group SA	2,100	26,124

Avery Dennison Corp.	900	99,351

Ball Corp.	5,700	373,863

Berry Global Group, Inc.*	1,293	51,448

Crown Holdings, Inc.*	1,368	88,113

Graphic Packaging Holding Co.	3,955	52,799

Description	Number of Shares	Value

International Paper Co.	8,000	$274,000

O-I Glass, Inc.	1,800	14,832

Packaging Corp. of America	2,000	193,300

Sealed Air Corp.	3,100	88,629

Silgan Holdings, Inc.	305	10,522

Sonoco Products Co.	880	42,979

Westrock Co.	5,600	180,264

		$1,556,724

METALS & MINING — 0.4%

Alcoa Corp.*	6,600	53,790

Arconic Corp.*	1,691	14,746

Freeport-McMoRan, Inc.	26,100	230,463

Newmont Corp.	14,100	838,668

Nucor Corp.	6,000	247,140

Reliance Steel & Aluminum Co.	1,300	116,454

Royal Gold, Inc.	958	117,384

Southern Copper Corp.	1,150	37,306

Steel Dynamics, Inc.	3,900	94,653

United States Steel Corp.#	6,000	46,080

		$1,796,684

PAPER & FOREST PRODUCTS — 0.0%**

Domtar Corp.	3,000	70,080

TOTAL MATERIALS		$12,037,043

REAL ESTATE — 3.5%

REAL ESTATE INVESTMENT TRUSTS — 3.4%

Alexandria Real Estate Equities, Inc.	2,315	363,663

American Campus Communities, Inc.	3,600	127,044

American Homes 4 Rent, Class A	2,290	55,281

American Tower Corp.	7,660	1,823,080

Americold Realty Trust	2,940	89,935
Apartment Investment and Management

Co., Class A	3,571	134,520

Apple Hospitality REIT, Inc.	6,300	60,984

AvalonBay Communities, Inc.	2,422	394,665

Boston Properties, Inc.	2,350	228,373

Brandywine Realty Trust	5,000	55,800

Brixmor Property Group, Inc.	4,400	50,380

Brookfield Property REIT, Inc., Class A#	6,100	59,750

Camden Property Trust	2,070	182,305

Colony Capital, Inc.	20,600	47,586

CoreSite Realty Corp.	700	84,833

Corporate Office Properties Trust	3,400	89,828

Cousins Properties, Inc.	1,433	43,234

Crown Castle International Corp.	7,440	1,186,159

CubeSmart	2,233	56,272

CyrusOne, Inc.	1,848	129,637

Digital Realty Trust, Inc.	4,510	674,200

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	16

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Douglas Emmett, Inc.	4,110	$125,314

Duke Realty Corp.	7,610	264,067

Equinix, Inc.	1,481	999,971

Equity Commonwealth	3,292	111,763

Equity LifeStyle Properties, Inc.	3,600	217,116

Equity Residential	5,750	374,095

Essex Property Trust, Inc.	1,073	261,919

Extra Space Storage, Inc.	2,500	220,600

Federal Realty Investment Trust	1,048	87,267

Gaming and Leisure Properties, Inc.	3,292	92,966

Healthcare Trust of America, Inc., Class A	3,580	88,175

Healthpeak Properties, Inc.	7,530	196,834

Highwoods Properties, Inc.	390	15,136

Host Hotels & Resorts, Inc.	9,030	111,159

Hudson Pacific Properties, Inc.	1,453	35,715

Invitation Homes, Inc.	8,700	205,755

Iron Mountain, Inc.#	4,556	110,164

JBG SMITH Properties	1,121	38,058

Kilroy Realty Corp.	2,425	150,981

Kimco Realty Corp.	9,980	108,882

Lamar Advertising Co., Class A	2,200	126,830

Life Storage, Inc.	1,000	87,590

Macerich Co. (The)#	7,500	56,025

Medical Properties Trust, Inc.	6,900	118,266

Mid-America Apartment Communities, Inc.	2,371	265,362

National Retail Properties, Inc.	2,615	85,354

Omega Healthcare Investors, Inc.	4,800	139,920

Outfront Media, Inc.	2,300	36,087

Park Hotels & Resorts, Inc.	5,100	48,501

Prologis, Inc.	13,217	1,179,353

Public Storage	2,760	511,842

Rayonier, Inc.	3,715	89,271

Realty Income Corp.	6,510	357,529

Regency Centers Corp.	2,233	98,051

Retail Value, Inc.	419	6,063

SBA Communications Corp.	2,050	594,336

Service Properties Trust	4,500	31,185

Simon Property Group, Inc.	5,793	386,799

SITE Centers Corp.	4,500	27,270

SL Green Realty Corp.	1,990	105,569

Spirit Realty Capital, Inc.	1,800	55,368

STORE Capital Corp.	2,005	40,240

Sun Communities, Inc.	1,900	255,360

Taubman Centers, Inc.	1,200	51,720

UDR, Inc.	5,980	224,071

Ventas, Inc.	5,386	174,237

VEREIT, Inc.	19,133	104,849

VICI Properties, Inc.#	6,388	111,279

Description	Number of Shares	Value

Vornado Realty Trust	2,526	$110,689

Weingarten Realty Investors	1,510	27,467

Welltower, Inc.	6,470	331,458

Weyerhaeuser Co.	12,342	269,920

WP Carey, Inc.	2,100	138,138

		$15,999,465

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%

CBRE Group, Inc., Class A*	5,510	236,544

Howard Hughes Corp. (The)*	658	35,637

Jones Lang LaSalle, Inc.	828	87,420

		$359,601

TOTAL REAL ESTATE		$16,359,066

UTILITIES — 3.2%

ELECTRIC UTILITIES — 1.9%

Alliant Energy Corp.	3,800	184,490

American Electric Power Co., Inc.	8,500	706,435

Avangrid, Inc.	1,200	51,600

Duke Energy Corp.	12,700	1,075,182

Edison International	6,300	369,873

Entergy Corp.	3,700	353,387

Evergy, Inc.	4,200	245,406

Eversource Energy	5,800	468,060

Exelon Corp.	17,600	652,608

FirstEnergy Corp.	9,400	387,938

Hawaiian Electric Industries, Inc.	2,900	114,463

IDACORP, Inc.	1,200	110,136

NextEra Energy, Inc.	8,600	1,987,632

OGE Energy Corp.	3,363	106,002

PG&E Corp.*	10,400	110,656

Pinnacle West Capital Corp.	2,500	192,475

PPL Corp.	14,500	368,590

Southern Co. (The)	18,200	1,032,486

Xcel Energy, Inc.	8,900	565,684

		$9,083,103
GAS UTILITIES — 0.1%

Atmos Energy Corp.	1,600	163,152

National Fuel Gas Co.	2,400	98,400

UGI Corp.	4,400	132,792

		$394,344

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 0.1%

AES Corp. (The)	12,200	161,650

NRG Energy, Inc.	5,000	167,650

Vistra Energy Corp.	4,000	78,160

		$407,460

ANNUAL REPORT / April 30, 2020

17	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MULTI-UTILITIES – 1.0%

Ameren Corp.	4,000	$291,000

CenterPoint Energy, Inc.	10,800	183,924

CMS Energy Corp.	5,500	313,995

Consolidated Edison, Inc.	5,600	441,280

Dominion Energy, Inc.	14,343	1,106,276

DTE Energy Co.	2,900	300,846

MDU Resources Group, Inc.	4,000	89,840

NiSource, Inc.	7,600	190,836

Public Service Enterprise Group, Inc.	8,600	436,106

Sempra Energy	4,700	582,095

WEC Energy Group, Inc.	5,500	498,025

		$4,434,223

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	2,800	340,732

Essential Utilities, Inc.	3,600	150,444

		$491,176

TOTAL UTILITIES		$14,810,306

TOTAL COMMON STOCKS (COST $208,333,008)		$466,644,179

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%

iShares Russell 1000 ETF	1,900	304,399

iShares Russell 1000 Growth ETF	800	138,224

iShares Russell 1000 Value ETF	1,300	143,351

TOTAL EQUITY FUNDS		$585,974

TOTAL INVESTMENT COMPANIES (COST $557,865)		$585,974

RIGHTS – 0.0%**

Bristol-Myers Squibb Co.*	13,166	59,379

Bristol-Myers Squibb Co.	89	40

TOTAL RIGHTS (COST $30,282)		$59,419

WARRANT – 0.0%**

American International Group, Inc. CW21, Expire 1/19/21*	2,055	1,541

TOTAL WARRANT (COST $34,935)		$1,541

TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $208,956,090)		$467,291,113

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%

BNP Paribas SA, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $692,861 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.50%, maturing 5/15/20 to 4/20/50; total market value of $706,717.	$692,860	$692,860

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $692,861 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $706,717.	692,860	692,860

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $692,861 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $706,717.	692,860	692,860

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $692,861 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $706,717.	692,860	692,860

Nomura Securities International, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $275,826 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 5/15/20 to 1/20/70; total market value of $281,342.	275,826	275,826

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $692,861 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $706,717.	692,860	692,860

TOTAL REPURCHASE AGREEMENTS (COST $3,740,126)		$3,740,126

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $3,740,126)		$3,740,126

TOTAL INVESTMENTS – 100.8%
(COST $212,696,216)		$471,031,239

COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(3,740,126)

OTHER ASSETS LESS LIABILITIES – 0.0%**		101,154

TOTAL NET ASSETS – 100.0%		$467,392,267

April 30, 2020 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	18

Wilmington Large-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $224,151,390. The net unrealized appreciation/(depreciation) of investments was $246,879,849. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $255,887,416 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(9,007,567).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$466,644,179	$—	$—	$466,644,179
Investment Companies	585,974	—	—	585,974
Rights	59,419	—	—	59,419
Warrant	1,541	—	—	1,541
Repurchase Agreements	—	3,740,126	—	3,740,126

Total	$467,291,113	$3,740,126	$—	$471,031,239

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

**	Represents less than 0.05%.

      The following acronyms are used throughout this Fund:

ETF	Exchange-Traded Fund
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

19	STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$212,696,216	(a)

Investments in securities, at value (Including $3,484,447 of securities on loan) (Note 2)	$471,031,239	(b)
Income receivable	391,709
Receivable for shares sold	141,461
Receivable for investments sold	770,502
Prepaid assets	24,666

TOTAL ASSETS	472,359,577

LIABILITIES:
Due to custodian	517,577
Collateral for securities on loan	3,740,126
Payable for shares redeemed	471,848
Payable for Trustees’ fees	8,880
Payable for administration fees	10,873
Payable for investment advisory fees	71,485
Other accrued expenses	146,521

TOTAL LIABILITIES	4,967,310

NET ASSETS	$467,392,267

NET ASSETS CONSIST OF:
Paid-in capital	$201,124,361
Distributable earnings (loss)	266,267,906

TOTAL NET ASSETS	$467,392,267

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$467,392,267

Shares outstanding (unlimited shares authorized)	21,164,094

Net Asset Value and Offering Price per share	$22.08

(a) Includes $127,293 of investments in affiliated issuers.

(b) Includes $180,449 of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENT OF OPERATIONS	20

Year Ended April 30, 2020	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$9,910,315	(a)(b)
Securities lending income, net	23,501

TOTAL INVESTMENT INCOME	9,933,816

EXPENSES:
Investment advisory fees	2,555,024
Administration fees	157,179
Portfolio accounting and administration fees	111,825
Custodian fees	9,703
Transfer and dividend disbursing agent fees and expenses	84,666
Trustees’ fees	54,269
Professional fees	80,118
Shareholder services fee— Class I	1,277,512
Share registration costs	15,463
Printing and postage	26,193
Miscellaneous	38,485

TOTAL EXPENSES	4,410,437

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(1,855,413)
Waiver of shareholder services fee—Class I	(1,277,512)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,132,925)

Net expenses	1,277,512

Net investment income	8,656,304

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	33,340,874
Litigation proceeds	49,158	(c)
Net change in unrealized appreciation (depreciation) of unaffiliated investments	(37,788,046)
Net change in unrealized appreciation (depreciation) of affiliated investments	(93,364)

Net realized and unrealized gain (loss) on investments	(4,491,378)

Change in net assets resulting from operations	$4,164,926

(a) Net of foreign withholding taxes withheld of $913.

(b) Includes $6,762 received from affiliated issuers.

(c) The Litigation proceeds represent a class action settlement received by the Fund.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

21	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2020	Year Ended April 30, 2019
OPERATIONS:
Net investment income	$8,656,304	$8,345,207
Net realized gain (loss) on investments(a)	33,390,032	16,510,751
Net change in unrealized appreciation (depreciation) of investments	(37,881,410)	37,629,472

Change in net assets resulting from operations	4,164,926	62,485,430

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(29,545,889)	(28,934,670)

Total distributions to shareholders:	(29,545,889)	(28,934,670)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class I	54,361,316	51,608,401
Distributions reinvested
Class I	18,763,388	18,522,932
Cost of shares redeemed
Class I	(108,169,702)	(79,877,605)

Change in net assets resulting from share transactions	(35,044,998)	(9,746,272)

Change in net assets	(60,425,961)	23,804,488
NET ASSETS:
Beginning of year	527,818,228	504,013,740

End of year	$467,392,267	$527,818,228

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class I	2,532,501	2,338,158
Distributions reinvested
Class I	795,091	882,373
Shares redeemed
Class I	(4,756,535)	(3,560,522)

Net change resulting from share transactions	(1,428,943)	(339,991)

(a)	Includes Litigation settlement.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	22

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$23.36		$21.98	$19.65		$16.91	$18.46
Income (Loss) From Operations:
Net Investment Income(a)	0.39		0.37	0.34		0.32	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.32	)(b)	2.32 (b)	2.34	(c)	2.75	(0.42)

Total Income (Loss) From Operations	0.07		2.69	2.68		3.07	(0.13)

Less Distributions From:
Net Investment Income	(0.41)		(0.38)	(0.35)		(0.33)	(0.28)
Net Realized Gains	(0.94)		(0.93)	—		—	(1.14)

Total Distributions	(1.35)		(1.31)	(0.35)		(0.33)	(1.42)

Net Asset Value, End of Year	$22.08		$23.36	$21.98		$19.65	$16.91

Total Return	0.09%		12.93%	13.71	%(c)	18.32%	(0.87)%
Net Assets, End of Year (000’s)	$467,392		$527,818	$504,014		$554,810	$606,908
Ratios to Average Net Assets
Gross Expense(d)	0.86%		0.89%	0.90%		0.90%	0.89%
Net Expenses(d)(e)	0.25%		0.25%	0.25%		0.25%	0.25%
Net Investment Income	1.69%		1.65%	1.62%		1.75%	1.68%
Portfolio Turnover Rate	26%		13%	15%		18%	81%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 for Class I.

(c)

Amount includes a non-recurring settlement paid by the Fund related to the Fund’s prior investment in Tribune Company. The settlement payment impacted the realized (loss) per share by $0.00 for Class I. Total return was not impacted.

(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

23	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2020

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 1 of which is presented herein (referred to as the “Fund”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Investment Valuation – The Fund utilizes a fair value approach. The Fair Value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	24

Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Fund may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements - Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
Large-Cap Strategy Fund
BNP Paribas SA	$692,860	$692,860	$—	$—
Daiwa Capital Markets America	692,860	692,860	—	—
Deutsche Bank Securities, Inc.	692,860	692,860	—	—
HSBC Securities USA, Inc.	692,860	692,860	—	—
Nomura Securities International, Inc.	275,826	275,826	—	—
RBC Dominion Securities, Inc.	692,860	692,860	—	—

	$3,740,126	$3,740,126	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

ANNUAL REPORT / April 30, 2020

25	NOTES TO FINANCIAL STATEMENTS (continued)

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all its income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2020, the Fund did not incur any interest or penalties.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolio of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2020, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)
Large-Cap Strategy Fund	$3,484,447	$3,484,447	$—

(1) Collateral with a value of $3,740,126 has been received in connection with securities lending transactions.
(2) Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2020, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns filed for the years ended 2019, 2018, and 2017, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAVs of the Funds. As of April 30, 2020, there were no reclassifications.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. The tax character of distributions for the corresponding fiscal year ends were as follows:

	2020		2019

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Strategy Fund	$9,083,834	$20,462,055	$8,459,201	$20,475,469
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	26

As of April 30, 2020 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
Large-Cap Strategy Fund	$784,193	$18,603,864	$—	$246,879,849	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2020, the Fund had no losses deferred to May 1, 2020.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to the Fund. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Fund. WFMC and WTIA are whollyowned subsidiaries of M&T Bank Corporation. For its services, the Fund pays WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2020 so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. Neither WFMC nor the Fund’s distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statement of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statement of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2020, neither WFMC nor BNYM waived any administrative fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS Distributors, Inc. (“ALPS”), the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc., Manufacturers and Traders Trust and Company, and Wilmington Trust, NA (together “M&T”) has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the year ended April 30, 2020, no affiliates of the Advisor received these fees.

ANNUAL REPORT / April 30, 2020

27	NOTES TO FINANCIAL STATEMENTS (continued)

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended April 30, 2020 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/19	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/20	Number of Shares 4/30/20	Dividend Income	Capital Gain Distributions
Large-Cap Strategy Fund
Common Stock - 0.0%*
M&T Bank Corp.	$273,813	$—	$—	$—	$(93,364)	$180,449	1,610	$6,762	$—

*	As a percentage of Net Assets as of April 30, 2020.

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2020 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$71,873

5.	INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the year ended April 30, 2020 were $131,356,962 and $187,014,221, respectively.

6.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers. The impact of the outbreak may be short term or may last for an extended period of time, which may have an unpredictable impact on Fund performance.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the London Interbank Offered Rate (“LIBOR”). The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The LOC expired on April 2, 2020.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	28

On April 2, 2020, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The LOC expires on April 1, 2021.

The Trust did not utilize the LOC during the year ended April 30, 2020.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13, (the “ASU”), which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10.	OTHER FUND INFORMATION

At a meeting held on June 5, 2019, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending April 30, 2020. PwC affirmed their independence as an independent registered public accounting firm on June 19, 2019. During the fiscal years ended April 30, 2019 and 2018, Ernst & Young LLP (“E&Y”) audit reports’ on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Fund’s financial statements through this date.

ANNUAL REPORT / April 30, 2020

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Large-Cap Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wilmington Large-Cap Strategy Fund (one of the funds constituting Wilmington Funds, referred to hereafter as the “Fund”) as of April 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2020

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2020 / ANNUAL REPORT

30

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2020, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Strategy Fund	99.44%

For the fiscal year ended April 30, 2020, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Strategy Fund	100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2020

31	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present);

Other Directorships Held: Trustee, RBB Fund Series Trust (32 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2018);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999), Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997); Captain, US Army (1989 to 1994).

April 30, 2020 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	32

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Liberty Private Client, LLC (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to 4/20).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

ANNUAL REPORT / April 30, 2020 (unaudited)

33	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2020 (unaudited) / ANNUAL REPORT

34

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2020, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP after its first year of operation. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2020. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2020 (unaudited)

35

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors” 2.) Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2020 / ANNUAL REPORT

36

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2020

37

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2020 / ANNUAL REPORT

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WILMINGTON FUNDS April 30, 2020 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Fixed Income Funds Wilmington Broad Market Bond Fund Wilmington Intermediate-Term Bond Fund Wilmington Short-Term Bond Fund Wilmington Municipal Bond Fund Wilmington New York Municipal Bond Fund Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211. You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive reports in paper will apply to all funds held directly with the Wilmington Funds and may apply to all funds held with your financial intermediary.

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2019, through April 30, 2020. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The last year brought a tale of two narratives for the global economy. During 2019 the global economy centered on trade, as escalating frictions between the U.S. and China disrupted global supply chains and weighed heavily on sentiment. The announcement of a phase one trade deal between the two sides in October, and progression toward the deal’s completion in December, fueled hopes for the possibility of a cyclical recovery in early 2020. Despite weakness in business investment, a byproduct of the trade war, the U.S. recorded Gross Domestic Product (“GDP”) growth of 2.3% (seasonally adjusted) in 2019, thanks to notable strength in consumer spending. Optimism abruptly reversed course in late February of 2020 as COVID-19, the infectious disease caused by the most recently discovered coronavirus, evolved from an outbreak to a global pandemic. Governments worldwide implemented strict lockdown measures to curb the virus’s spread, relegating consumers to their homes and forcing non-essential businesses to shutter. With economic activity grinding to a near standstill by the end of March, U.S. GDP declined by 4.8% (seasonally adjusted annualized rate) in the first quarter, providing an early glimpse into what is expected to be a materially weaker second quarter. As demand receded in April, gauges of manufacturing and services activity tumbled into contraction territory, core inflation dropped by a record 0.4% (month-over-month) and the U.S. unemployment rate spiked to 14.7%, its highest level since the Great Depression.

The fiscal and monetary response in the U.S. has been unparalleled historically, in its scale and speed of implementation. After delivering three rate cuts in 2019, the Federal Reserve (the “Fed”) lowered rates further by a cumulative 150 basis points1 in the first quarter of 2020 and moved to open-ended purchases of Treasuries and agency Mortgage-Backed Securities/Collateralized Mortgage-Backed Securities. Additionally, the Fed introduced a plethora of accommodations to support financial markets, businesses and governments. The Fed entered uncharted territory by creating new facilities to purchase corporate debt and fixed income ETFs, and later broadened their scope to include segments of the high yield market. The Federal government introduced roughly $3 trillion of fiscal stimulus through three pieces of legislation to provide direct support to consumers, businesses and governments, cushion the pandemic’s economic impact and accelerate the nation’s healthcare response.

Emerging and international developed economies, which are more export dependent than the U.S., were hit particularly hard by the trade war in 2019, with the global manufacturing sector moving into contraction in the third quarter, before showing signs of life towards the end of the year. A cyclical rebound appeared to be picking up steam in China, before COVID-19 emerged in its central province of Wuhan. As the first economy affected, China offered a preview to the rest of the world of the virus’s potential impact. After GDP growth decelerated in 2019, to its slowest pace in 30 years, China registered a record decline in the first quarter 2020. The Euro zone and UK economies suffered a tremendous economic toll as countrywide lockdown orders were set into motion and GDP contracted in the first quarter. Central banks outside the U.S. followed the Fed’s lead, in introducing record volumes of accommodation, while the fiscal response across international economies has been massive in scale.

Bond markets

The 2019 calendar year marked a strong period for bond markets, particularly for investment grade corporates, which posted their best annual performance since 2002 as rates fell precipitously and spreads compressed to near decade lows. However, the first quarter of 2020 brought one of the most volatile quarters in recent memory as the COVID-19 pandemic challenged corporate balance sheets and severely hampered liquidity. Taxable corporate credit spreads (interest rate in excess of the risk-free rate) and the ratio of high grade tax-exempt yields to Treasuries of equivalent maturity surged to decade highs. The 10-year Treasury yield plummeted to an all-time low as the Federal Reserve slashed rates to zero and investors sought safety. The Federal Reserve moved to open-ended quantitative easing and arranged a broad menu of facilities to enhance market liquidity and expand access to credit. The Fed’s pledge to provide direct support to corporate bond markets, for the first time in history, helped drive taxable spreads materially lower and boosted performance through the end of April. The energy sector weighed heavily on performance for corporates as the price of oil plunged to a historic record low. The more vulnerable high yield sector saw fundamentals deteriorate asymmetrically and lagged high grade peers in the risk-off environment.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

ii

For the 12-month period May 1, 2019 to April 30, 2020, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]

14.27%	10.84%	9.37%	2.16%	-4.11%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

The past year brought a continuation of the predominant equity market trends observed in the second half of 2018, namely the dominance of U.S. over international equities, developed over emerging markets, growth over value and large over small cap. U.S. large cap equities capped off their second best annual performance of the decade in the 2019 calendar year and benefitted from corporate earnings that came in better than feared, supportive monetary policy and trade optimism from October through January. International developed and emerging market equities, which are more leveraged to global trade, suffered disproportionately throughout the US-China tariff disaster, while persistent dollar strength and investors’ preference for safe-haven assets presented additional headwinds for the international group. Risk appetite prevailed through January but was abruptly derailed as the COVID-19 outbreak escalated rapidly to a global pandemic and brought the longest bull market in history to a painful end. The selloff that transpired from February to late March was indiscriminate, affecting all regions with unsettling speed and magnitude, although winners and losers emerged during the subsequent rebound from March lows. Notably, U.S. small cap companies, which are more cyclical in nature, bore the brunt of the selloff, as the pandemic introduced a punishing blow to economic activity. Mega-cap technology stocks emerged as relative safe havens and proved more resilient than the broader market with earnings less impacted by the economic damage.

For the 12-month period May 1, 2019 to April 30, 2020, certain stock market indices performed as follows:

S&P 500 Index[8]	Russell 2000 Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

0.86%	-16.39%	-11.34%	-12.00%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk in your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 15, 2020

April 30, 2020 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1. Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 9.35%* for Class A Shares and 9.74%* for Class I Shares, versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index**, which had a total return of 10.84%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 9.95%.

We understand the growing concern associated with the pandemic and its effect on the global economy and in the towns that we live and work. Our thoughts are with those that have been infected by the coronavirus. We are grateful for all the health care workers that are serving our communities. Your fixed income team is meeting “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We continue to emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We continue to conduct our own independent credit analysis. Most importantly in these uncertain times we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

Prior to the pandemic the Federal Reserve (the “Fed”) had cut interest rates three times in 2019. These were the first rate cuts since the financial crisis. The Fed had acknowledged that the trade tensions between China and the United States were causing weak global economic growth and inflation pressures were muted. The Fed wanted some insurance to keep the longest economic expansion going.

As the pandemic spread around the globe leading to “stay at home orders” the economy experienced its worst crisis since the great depression. The unemployment rate rose from a 50 year low to 14.7% as 20.5 million jobs were destroyed in April. As businesses closed and consumers stayed home retail sales fell by a staggering 16.4% in April after falling by 8.3% in March. In response to the economic crisis the Fed has cut interest rates to zero and provided liquidity to the treasury, mortgage backed, commercial paper and asset backed markets just as it did during the financial crisis. The Fed also announced on March 23rd that they will begin buying corporate and municipal bonds, which the Fed did not undertake during the financial crisis. Congress has also provided several stimulus programs to ease the economic pain.

Interest rates declined rapidly in response to the Fed cutting interest rates. The unparalleled “flight to quality” led to record low treasury yields. The 2-year treasury yield fell by 2% over the past year to a yield of 0.2%. The 10-year treasury yield sank to an all-time low of 0.31% in March before rising to a yield of 0.64% on April 30. The total return of the 10-year treasury bond was 20% for the fiscal year while the 30-year treasury bond returned 45% as inflation expectations declined as oil prices plummeted from $64 a year ago to $19 per barrel on a price war started by Saudi Arabia and as demand evaporated as the world was told to stay home.

The corporate sector severely underperformed. For the fiscal year the sector produced -7% of excess return. March was the worst performing month ever for the corporate sector surpassing the prior worst month of September 2008. The underperformance can be attributed to expectations of global recession, the collapse of oil prices, fears of credit rating downgrades and a spike in bankruptcies. The sector did rebound somewhat in April in response to the Fed announcing they will begin supporting the market. The average risk premium for the Bloomberg Barclays U.S. Investment Grade Corporate Index**** widened from a low of 93 basis points at year end 2019 to a high of 373 basis points before ending at 202 basis points on April 30.

Looking forward the expectation is for the Fed to maintain a zero-interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2023. Longer term interest rates will be determined by news of a vaccine and whether the economy starts to recover. The corporate sector should benefit from the Fed’s bond buying program.

The Fund’s performance versus the peer group and index can be attributed to the Fund maintaining a shorter duration than the peer group which has funds with a duration that are twice the Fund’s duration. We also maintained a duration that was shorter than the index for most of the fiscal year. Our yield curve strategy of maintaining an equal allocation to the longer end of the yield curve aided performance as this portion of the yield curve outperformed. Our overweight allocation to the corporate sector also detracted from performance versus the index as the corporate sector underperformed.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.41%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage-backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

****

The Bloomberg Barclays U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2020 (unaudited) / ANNUAL REPORT

2

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Yield curve is a line that plots interest rates of bonds having equal credit quality but differing maturity dates.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

ANNUAL REPORT / April 30, 2020 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Broad Market Bond Fund; from April 30, 2010 to April 30, 2020, compared to the Bloomberg Barclays U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 4.41%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	4.41%	2.04%	3.07%

Class I^	9.74%	3.33%	3.90%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	10.84%	3.80%	3.96%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.08% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.83% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2020 (unaudited) / ANNUAL REPORT

4

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 6.49%* for Class A Shares, and 6.92%* for Class I Shares, versus its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index**, which had a total return of 8.18% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 4.03%.

We understand the growing concern associated with the pandemic and its effect on the global economy and in the towns that we live and work. Our thoughts are with those that have been infected by the coronavirus. We are grateful for all the health care workers that are serving our communities. Your fixed income team is meeting “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We continue to emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We continue to conduct our own independent credit analysis. Most importantly in these uncertain times we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

Prior to the pandemic the Federal Reserve (the “Fed”) had cut interest rates three times in 2019. These were the first rate cuts since the financial crisis. The Fed had acknowledged that the trade tensions between China and the United States were causing weak global economic growth and inflation pressures were muted. The Fed wanted some insurance to keep the longest economic expansion going.

As the pandemic spread around the globe leading to “stay at home orders” the economy experienced its worst crisis since the great depression. The unemployment rate rose from a 50 year low to 14.7% as 20.5 million jobs were destroyed in April. As businesses closed and consumers stayed home retail sales fell by a staggering 16.4% in April after falling by 8.3% in March. In response to the economic crisis the Fed has cut interest rates to zero and provided liquidity to the treasury, mortgage backed, commercial paper and asset backed markets just as it did during the financial crisis. The Fed also announced on March 23rd that they will begin buying corporate and municipal bonds, which the Fed did not undertake during the financial crisis. Congress has also provided several stimulus programs to ease the economic pain.

Interest rates declined rapidly in response to the Fed cutting interest rates. The unparalleled “flight to quality” led to record low treasury yields. The 2-year treasury yield fell by 2% over the past year to a yield of 0.2%. The 10-year treasury yield sank to an all-time low of 0.31% in March before rising to a yield of 0.64% on April 30. The total return of the 10 -year treasury bond was 20% for the fiscal year while the 30-year treasury bond returned 45% as inflation expectations declined as oil prices plummeted from $64 a year ago to $19 per barrel on a price war started by Saudi Arabia and as demand evaporated as the world was told to stay home.

The corporate sector severely underperformed. For the fiscal year the sector produced -7% of excess return. March was the worst performing month ever for the corporate sector surpassing the prior worst month of September 2008. The underperformance can be attributed to expectations of global recession, the collapse of oil prices, fears of credit rating downgrades and a spike in bankruptcies. The sector did rebound somewhat in April in response to the Fed announcing they will begin supporting the market. The average risk premium for the Bloomberg Barclays U.S. Investment Grade Corporate Index**** widened from a low of 93 basis points at year end 2019 to a high of 373 basis points before ending at 202 basis points on April 30.

Looking forward the expectation is for the Fed to maintain a zero-interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2023. Longer term interest rates will be determined by news of a vaccine and whether the economy starts to recover. The corporate sector should benefit from the Fed’s bond buying program. Despite significantly outperforming the peer group, the Fund did perform below its benchmark. This is mostly attributable to sector allocation as the Fund was overweight corporate bonds. As described above, corporate bonds meaningfully underperformed over the time period primarily due to the economic fallout from the COVID-19 crisis. In addition, the Fund’s underweight position in Treasuries relative to the benchmark also contributed to under-performance. The price of Treasury Bonds increased significantly as the Fed lowered rates to combat the economic impact of the virus.

The Fund maintains a significant overweight to corporate bonds. Price dislocations during the month of March have partially corrected in April as the Fed has implemented programs to support the credit markets. As economic activity increases, we expect credit spreads (interest rate in excess of the risk-free rate) will move tighter. Duration positioning is neutral, and the Fund maintains a slight overweight to the 7-10 year part of the yield curve.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.72%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

ANNUAL REPORT / April 30, 2020 (unaudited)

5

****

The Bloomberg Barclays U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

April 30, 2020 (unaudited) / ANNUAL REPORT

6

WILMINGTON INTERMEDIATE-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Intermediate-Term Bond Fund from April 30, 2010 to April 30, 2020 compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.72%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	1.72%	1.35%	2.17%

Class I^	6.92%	2.61%	2.98%

Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index[2]	8.18%	3.06%	3.20%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.32% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.07% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2020 (unaudited)

7

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Short-Term Bond Fund (the “Fund”) had a total return of 3.78%* for Class A Shares and 4.04%* for Class I Shares, versus its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 4.94%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 1.61%.

We understand the growing concern associated with the pandemic and its effect on the global economy and in the towns that we live and work. Our thoughts are with those that have been infected by the coronavirus. We are grateful for all the health care workers that are serving our communities. Your fixed income team is meeting “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We continue to emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We continue to conduct our own independent credit analysis. Most importantly in these uncertain times we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

Prior to the pandemic the Federal Reserve (the “Fed”) had cut interest rates three times in 2019. These were the first rate cuts since the financial crisis. The Fed had acknowledged that the trade tensions between China and the United States were causing weak global economic growth and inflation pressures were muted. The Fed wanted some insurance to keep the longest economic expansion going.

As the pandemic spread around the globe leading to “stay at home orders” the economy experienced its worst crisis since the great depression. The unemployment rate rose from a 50 year low to 14.7% as 20.5 million jobs were destroyed in April. As businesses closed and consumers stayed home retail sales fell by a staggering 16.4% in April after falling by 8.3% in March. In response to the economic crisis the Fed has cut interest rates to zero and provided liquidity to the treasury, mortgage backed, commercial paper and asset backed markets just as it did during the financial crisis. The Fed also announced on March 23rd that they will begin buying corporate and municipal bonds, which the Fed did not undertake during the financial crisis. Congress has also provided several stimulus programs to ease the economic pain.

Interest rates declined rapidly in response to the Fed cutting interest rates. The unparalleled “flight to quality” led to record low treasury yields. The 2-year treasury yield fell by 2% over the past year to a yield of 0.2%. The 10-year treasury yield sank to an all-time low of 0.31% in March before rising to a yield of 0.64% on April 30. The total return of the 10-year treasury bond was 20% for the fiscal year while the 30-year treasury bond returned 45% as inflation expectations declined as oil prices plummeted from $64 a year ago to $19 per barrel on a price war started by Saudi Arabia and as demand evaporated as the world was told to stay home.

The corporate sector severely underperformed. For the fiscal year the sector produced -7% of excess return. March was the worst performing month ever for the corporate sector surpassing the prior worst month of September 2008. The underperformance can be attributed to expectations of global recession, the collapse of oil prices, fears of credit rating downgrades and a spike in bankruptcies. The sector did rebound somewhat in April in response to the Fed announcing they will begin supporting the market. The average risk premium for the Bloomberg Barclays U.S. Investment Grade Corporate Index**** widened from a low of 93 basis points at year end 2019 to a high of 373 basis points before ending at 202 basis points on April 30.

Looking forward the expectation is for the Fed to maintain a zero-interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2023. Longer term interest rates will be determined by news of a vaccine and whether the economy starts to recover. The corporate sector should benefit from the Fed’s bond buying program. Despite significantly outperforming the peer group, the Fund did perform below its benchmark. This is mostly attributable to sector allocation as the Fund was overweight corporate bonds. As described above, corporate bonds meaningfully underperformed over the time period primarily due to the economic fallout from the COVID-19 crisis. In addition, the Fund’s underweight position in Treasuries relative to the benchmark also contributed to under-performance. The price of Treasury Bonds increased significantly as the Fed lowered rates to combat the economic impact of the virus.

Over the fiscal year the primary driver of the Fund’s relative performance to the Index came from its overweight in corporate securities. The historically volatile period over the final fiscal quarter resulted in a very challenging environment for the corporate bond market. The Fund had significantly more of its market value invested in corporate bonds versus the Index. While the Fund’s overall duration emanating from the corporate sector was greater relative to the Index, its duration contrition overweight was significantly less than its market value overweight, ameliorating its underperformance to the Index. Conversely the Fund was significantly underweighted in the best performing sector: U.S. Treasuries and U.S. Government agencies. However, relative to the Fund’s peer group, the Fund’s more defensive positioning in the corporate bond market was the primary driver to excess peer group returns. In addition, the Fund had a greater position in more liquid fixed income securities than the peer group.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.94%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

April 30, 2020 (unaudited) / ANNUAL REPORT

8

**

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

****

The Bloomberg Barclays U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

ANNUAL REPORT / April 30, 2020 (unaudited)

9

WILMINGTON SHORT-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Short-Term Bond Fund from April 30, 2010 to April 30, 2020 compared to the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.94%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	1.94%	1.20%	1.29%

Class I^	4.04%	1.81%	1.72%

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[2]	4.94%	2.01%	1.66%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.42% and 0.73%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.17% and 0.48%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2020 (unaudited) / ANNUAL REPORT

10

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington Municipal Bond Fund (the “Fund”) had a total return of -0.36%* for Class A Shares and -0.10%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 2.54%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 0.58%.

Strong fund flows, lower rates and a stable credit environment drove municipal fixed income returns throughout 2019 and into early 2020. The S&P Municipal Bond Index generated a strong return of 4.00% from May 1 to December 31, 2019 compared to 2.70% for the same period in 2018. While returns were strongest early in 2019, every month but September contributed positive performance.

In the first four months of 2020, the municipal market witnessed historical levels of volatility. January and February experienced traditional municipal returns and new inflows from investors looking to take advantage of the high level of credit quality and after-tax income and returns that municipals provide. As effects of the COVID-19 pandemic began to creep up on the equity and Treasury markets in early March, the municipal market began to experience selling pressure. Shareholders began to redeem shares in investment-grade and high-yield mutual funds and exchange-traded funds on March 11 and continued through the end of the quarter, reaching approximately $30 billion in total outflows for the month, according to Lipper. Outflows over this three-week period were the fastest and most sudden in municipal history. By the end of March, the S&P Municipal Bond Index returned -3.30% for the month and -0.58% year to date with the index yield rising 0.73% in March to 2.10%.

April results steadied somewhat with fund outflows slower but still high at -$16.6 billion for the month as federal stimulus and Federal Reserve (the “Fed”) lending programs restored some confidence to the municipal market. The S&P Municipal Bond Index return remained negative at -1.20%, bringing four-month returns through April 30th to -1.70%.

One market-wide measure of valuation is to compare the yield on AAA-rated municipals to the yield available on a Treasury maturing in the same timeframe. Generally, tax-exempt municipal yields trade at a discount to U.S. Treasuries due to the preferential tax treatment. On December 31 the five-year AAA municipal bond yielded 66% compared to the five-year U.S. Treasury. Market volatility and the global flight to quality brought the U.S. Treasury much lower at the end of March. The yield on a five-year AAA bond was 300% of the five-year U.S. Treasury on March 31 (the five-year AAA municipal yield was 1.15% compared to the five-year U.S. Treasury, which yielded 0.38%). April saw some tightening with the five-year AAA municipal bond at 291% of the five-year U.S. Treasury.

While we expect continued recovery in the municipal market, the depth and duration of the COVID-19 outbreak will remain the key determinant of market direction.

Fiscal year return performance for the Fund’s Class I Shares of -0.10% was below the S&P Municipal Bond Intermediate Index return of 2.54%. The Fund’s overweight to BBB-rated bonds and credit sectors such as higher education, healthcare and industrial development bonds drove much of the underperformance for the year, mostly in the months of March and April 2020. The ensuing flight to quality in the municipal market after the March volatility has caused the credit spreads between these kinds of credits to remain wide versus recent averages.

The Fund’s Class I Shares fiscal year return of -0.10% slightly under-performed relative to the Lipper peer group return of 0.58%. The underperformance was due mostly to the overweight to BBB-rated bonds and credit sectors mentioned above.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.82%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally

ANNUAL REPORT / April 30, 2020 (unaudited)

11

Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal AMT.

April 30, 2020 (unaudited) / ANNUAL REPORT

12

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Municipal Bond Fund from April 30, 2010 to April 30, 2020 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.82%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	-4.82%	0.79%	2.34%

Class I^	-0.10%	1.98%	3.08%

S&P Municipal Bond Intermediate Index[2]	2.54%	2.90%	3.77%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.85% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2020 (unaudited)

13

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2020, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of -0.12%* for Class A Shares and 0.13%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 2.54%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of -0.10%.

Strong fund flows, lower rates and a stable credit environment drove municipal fixed income returns throughout 2019 and into early 2020. The S&P Municipal Bond Index generated a strong return of 4.00% from May 1 to December 31, 2019 compared to 2.70% for the same period in 2018. While returns were strongest early in 2019, every month but September contributed positive performance.

In the first four months of 2020, the municipal market witnessed historical levels of volatility. January and February experienced traditional municipal returns and new inflows from investors looking to take advantage of the high level of credit quality and after-tax income and returns that municipals provide. As effects of the COVID-19 pandemic began to creep up on the equity and Treasury markets in early March, the municipal market began to experience selling pressure. Shareholders began to redeem shares in investment-grade and high-yield mutual funds and exchange-traded funds on March 11 and continued through the end of the quarter, reaching approximately $30 billion in total outflows for the month, according to Lipper. Outflows over this three-week period were the fastest and most sudden in municipal history. By the end of March, the S&P Municipal Bond Index returned -3.30% for the month and -0.58% year to date with the index yield rising 0.73% in March to 2.10%.

April results steadied somewhat with fund outflows slower but still high at -$16.6 billion for the month as federal stimulus and Federal Reserve (the “Fed”) lending programs restored some confidence to the municipal market. The S&P Municipal Bond Index return remained negative at -1.20%, bringing four-month returns through April 30th to -1.70%.

One market-wide measure of valuation is to compare the yield on AAA-rated municipals to the yield available on a Treasury maturing in the same timeframe. Generally, tax-exempt municipal yields trade at a discount to U.S. Treasuries due to the preferential tax treatment. On December 31 the five-year AAA municipal bond yielded 66% compared to the five-year U.S. Treasury. Market volatility and the global flight to quality brought the U.S. Treasury much lower at the end of March. The yield on a five-year AAA bond was 300% of the five-year U.S. Treasury on March 31 (the five-year AAA municipal yield was 1.15% compared to the five-year U.S. Treasury, which yielded 0.38%). April saw some tightening with the five-year AAA municipal bond at 291% of the five-year U.S. Treasury.

While we expect continued recovery in the municipal market, the depth and duration of the COVID-19 outbreak will remain the key determinant of market direction.

Fiscal year return performance for the Fund’s Class I Shares of 0.13% was below the S&P Municipal Bond Intermediate Index return of 2.54%. The Fund’s overweight to BBB-rated bonds and credit sectors such as higher education, transportation and healthcare drove much of the underperformance for the year, mostly in the months of March and April 2020. The ensuing flight to quality in the municipal market after the March volatility has caused the credit spreads between these kinds of credits to remain wide versus recent averages.

The Fund’s Class I Shares fiscal year return of 0.13% slightly outperformed relative to the Lipper peer group return of -0.10%.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.60%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally

April 30, 2020 (unaudited) / ANNUAL REPORT

14

Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal AMT.

ANNUAL REPORT / April 30, 2020 (unaudited)

15

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington New York Municipal Bond Fund from April 30, 2010 to April 30, 2020 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.60%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/20

	1 Year	5 Years	10 Years

Class A^	-4.60%	0.60%	1.90%

Class I^	0.13%	1.76%	2.61%

S&P Municipal Bond Intermediate Index[2]	2.54%	2.90%	3.77%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.35% and 0.83%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.10% and 0.58%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2020 (unaudited) / ANNUAL REPORT

16

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2020.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$1,039.60	$4.21	0.83%

Class I	$1,000.00	$1,041.90	$2.49	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.74	$4.17	0.83%

Class I	$1,000.00	$1,022.43	$2.46	0.49%

WILMINGTON INTERMEDIATE-TERM BOND FUND

Actual

Class A	$1,000.00	$1,026.30	$4.03	0.80%

Class I	$1,000.00	$1,027.90	$2.47	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.89	$4.02	0.80%

Class I	$1,000.00	$1,022.43	$2.46	0.49%

WILMINGTON SHORT-TERM BOND FUND

Actual

Class A	$1,000.00	$1,016.00	$3.66	0.73%

Class I	$1,000.00	$1,017.20	$2.41	0.48%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.23	$3.67	0.73%

Class I	$1,000.00	$1,022.48	$2.41	0.48%

ANNUAL REPORT / April 30, 2020 (unaudited)

17

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$ 964.10	$3.61	0.74%

Class I	$1,000.00	$ 965.40	$2.39	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.18	$3.72	0.74%

Class I	$1,000.00	$1,022.43	$2.46	0.49%

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$ 971.10	$4.02	0.82%

Class I	$1,000.00	$ 971.40	$2.79	0.57%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.79	$4.12	0.82%

Class I	$1,000.00	$1,022.03	$2.87	0.57%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2020 (unaudited) / ANNUAL REPORT

18

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Corporate Bonds	41.1%
U.S. Treasury	27.7%
Mortgage-Backed Securities	24.1%
Commercial Paper	3.4%
Collateralized Mortgage Obligations	1.8%
Investment Company	1.7%
Government Agencies	0.8%
Municipal Bond	0.5%
Enhanced Equipment Trust Certificates	0.1%
Asset-Backed Security	0.0%[4]
Cash Equivalents[1]	4.0%
Other Assets and Liabilities – Net[2]	(5.2)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets

U.S. Government Agency Securities	26.7%
U.S. Treasury	27.7%
AA / Aa	0.1%
A / A	8.9%
BBB / Baa	30.2%
BB / Ba	2.4%
Not Rated	9.2%
Other Assets and Liabilities – Net[2]	(5.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.0%**

FINANCIAL SERVICES – 0.0%**

LA Arena Funding LLC,
Series 1999-1, Class A, 7.66%, 12/15/26Ω	$216,222	$212,409

TOTAL ASSET-BACKED SECURITY (COST $216,222)		$212,409

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.5%

3.50%, 9/01/49	3,611,273	3,816,425

3.00%, 12/01/49	4,236,344	4,474,990

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$8,291,415

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 2005-29, Class WC, 4.75%, 4/25/35	$14,758	$16,266

Series 2012-114, Class VM,
3.50%, 10/25/25	1,267,258	1,338,638

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,354,904

WHOLE LOAN – 0.0%**

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 3.87%, 2/25/34Δ	48,164	46,172

ANNUAL REPORT / April 30, 2020

19	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

CHL Mortgage Pass-Through Trust,
Series 2004-8, Class 2A1, 4.50%, 6/25/19	$4,798	$4,780

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 3.97%, 11/25/35Δ	35,258	33,234

TOTAL WHOLE LOAN		$84,186

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $9,515,904)		$9,730,505

COMMERCIAL PAPER – 3.4%◆

ABB Treasury Center, Inc.,
1.60%, 5/28/20Ω	4,000,000	3,995,022

DuPont de Nemours, Inc.,
1.25%, 5/13/20Ω	4,500,000	4,497,969

Mondelez International, Inc.,
1.15%, 5/27/20Ω	5,000,000	4,995,687

Phillips 66,
1.20%, 5/08/20Ω	5,000,000	4,998,667

TOTAL COMMERCIAL PAPER (COST $18,488,003)		$18,487,345

CORPORATE BONDS – 41.1%

AEROSPACE & DEFENSE – 1.1%

L3Harris Technologies, Inc.,
Sr. Unsecured, 2.90%, 12/15/29	835,000	866,067

Northrop Grumman Corp.,
Sr. Unsecured, 2.93%, 1/15/25	1,000,000	1,063,369

Northrop Grumman Corp.,
Sr. Unsecured, 4.03%, 10/15/47	1,765,000	2,123,741

Rockwell Collins, Inc.,
Sr. Unsecured, 3.50%, 3/15/27	1,600,000	1,707,339

TOTAL AEROSPACE & DEFENSE		$5,760,516

AUTOMOTIVE – 1.6%

Daimler Finance North America LLC,
Company Guaranteed, 3.88%, 9/15/21Ω	250,000	251,779

Ford Motor Co.,
Sr. Unsecured, 8.50%, 4/21/23	800,000	794,540

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.75%, 2/01/21	500,000	492,133

Ford Motor Credit Co. LLC,
Sr. Unsecured, 4.25%, 9/20/22	450,000	418,884

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.58%, 3/18/24	1,000,000	946,812

General Motors Co.,
Sr. Unsecured, 6.25%, 10/02/43	1,000,000	862,791

General Motors Financial Co., Inc.,
Sr. Unsecured, 4.20%, 11/06/21	1,650,000	1,616,687

PACCAR Financial Corp.,
Sr. Unsecured, MTN, 2.65%, 5/10/22	3,045,000	3,112,395

TOTAL AUTOMOTIVE		$8,496,021

BEVERAGES – 0.7%

Anheuser-Busch Cos., LLC,
Company Guaranteed, 4.90%, 2/01/46	1,125,000	1,288,167

Description	Par Value	Value

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 2.53%, 11/15/21	$1,000,000	$1,010,005

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 3.20%, 5/01/30	775,000	824,889

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 5.09%, 5/25/48#	700,000	890,628

TOTAL BEVERAGES		$4,013,689

BIOTECHNOLOGY – 0.4%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	2,000,000	2,000,010

BUILDING PRODUCTS – 0.6%

Carrier Global Corp.,
Sr. Unsecured, 2.24%, 2/15/25Ω	3,000,000	2,992,553

Johnson Controls International PLC,
Sr. Unsecured, 4.63%, 7/02/44	100,000	112,050

TOTAL BUILDING PRODUCTS		$3,104,603

CAPITAL MARKETS – 1.7%

Bank of New York Mellon Corp. (The),
Subordinated, MTN, 3.00%, 10/30/28	775,000	816,191

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +
1.20%), 1.94%, 9/15/20Δ	1,425,000	1,427,069

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 3.00%, 4/26/22	915,000	927,278

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +
1.20%), 3.27%, 9/29/25Δ	800,000	837,076

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +
1.51%), 3.69%, 6/05/28Δ	2,080,000	2,217,261

Morgan Stanley,
Sr. Unsecured, MTN, 3.13%, 7/27/26	340,000	359,898

Morgan Stanley,
Sr. Unsecured, MTN, (SOFRRATE + 3.12%),
3.62%, 4/01/31Δ	890,000	980,353

Morgan Stanley,
Subordinated, GMTN, 4.35%, 9/08/26	505,000	556,956

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	847,000	869,723

TOTAL CAPITAL MARKETS		$8,991,805

CHEMICALS – 0.3%

DuPont de Nemours, Inc.,
Sr. Unsecured, 3.77%, 11/15/20	735,000	742,340

DuPont de Nemours, Inc.,
Sr. Unsecured, 2.17%, 5/01/23	890,000	897,419

TOTAL CHEMICALS		$1,639,759

COMMERCIAL BANKS – 3.9%

Credit Suisse AG,
Sr. Unsecured, 2.10%, 11/12/21	1,785,000	1,805,099

Fifth Third Bancorp,
Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,293,198

Fifth Third Bancorp,
Sr. Unsecured, 2.55%, 5/05/27	780,000	779,208

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	20

Description	Par Value	Value

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	$530,000	$568,511

Huntington Bancshares, Inc.,
Sr. Unsecured, 2.63%, 8/06/24	1,325,000	1,360,923

KeyBank NA,
Sr. Unsecured, BKNT, 3.30%, 2/01/22	615,000	635,648

KeyBank NA,
Sr. Unsecured, BKNT, 1.25%, 3/10/23	2,000,000	2,001,430

KeyCorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	750,000	753,833

PNC Bank NA,
Subordinated, BKNT, 2.95%, 1/30/23	350,000	350,181

PNC Bank NA,
Subordinated, BKNT, 2.70%, 10/22/29	1,125,000	1,152,962

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	1,500,000	1,630,430

Truist Bank,
Subordinated, BKNT, 2.25%, 3/11/30	1,850,000	1,805,147

Truist Bank,
Subordinated, BKNT, 3.80%, 10/30/26	1,000,000	1,099,773

Truist Financial Corp.,
Sr. Unsecured, 2.90%, 3/03/21	1,475,000	1,494,809

Truist Financial Corp.,
Sr. Unsecured, MTN, (3 Month USD LIBOR +
0.65%), 2.08%, 4/01/22Δ	2,000,000	1,990,181

U.S. Bancorp,
Subordinated, MTN, 2.95%, 7/15/22	2,000,000	2,067,772

TOTAL COMMERCIAL BANKS		$20,789,105

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Global Payments, Inc.,
Sr. Unsecured, 3.75%, 6/01/23	2,570,000	2,689,658

COMPUTERS – 0.4%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 3.60%, 10/15/20	2,350,000	2,367,146

CONSUMER FINANCE – 0.2%

Capital One Financial Corp.,
Sr. Unsecured, 2.40%, 10/30/20	1,365,000	1,369,023

DIVERSIFIED FINANCIAL SERVICES – 2.9%

Bank of America Corp.,
Sr. Unsecured, MTN, 3.25%, 10/21/27	1,095,000	1,172,398

Bank of America Corp.,
Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,098,389

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.30%, 5/15/43	425,000	533,432

Charles Schwab Corp. (The),
Sr. Unsecured, 4.45%, 7/22/20	250,000	251,370

Citibank NA,
Sr. Unsecured, BKNT, 3.40%, 7/23/21	1,400,000	1,437,379

Citigroup, Inc.,
Sr. Unsecured, (3 Month USD LIBOR +
0.95%), 2.88%, 7/24/23Δ	2,060,000	2,108,345

Citigroup, Inc.,
Subordinated, 4.13%, 7/25/28	1,650,000	1,787,637

Description	Par Value	Value

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39Ω	$1,000,000	$1,437,512

JPMorgan Chase & Co.,
Sr. Unsecured, 4.63%, 5/10/21	100,000	103,638

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 2.30%, 8/15/21	700,000	701,733

JPMorgan Chase & Co.,
Series W, Jr. Subordinated, (3 Month USD
LIBOR + 1.00%), 2.69%, 5/15/47Δ	1,000,000	770,623

Wells Fargo & Co.,
Sr. Unsecured, 2.10%, 7/26/21	2,000,000	2,019,400

Wells Fargo & Co.,
Sr. Unsecured, (SOFRRATE + 2.00%),
2.19%, 4/30/26Δ	1,170,000	1,176,338

Wells Fargo & Co.,
Subordinated, MTN, 4.40%, 6/14/46	1,000,000	1,140,775

TOTAL DIVERSIFIED FINANCIAL SERVICES		$15,738,969

ELECTRIC – 2.9%

Baltimore Gas & Electric Co.,
Sr. Unsecured, 3.50%, 8/15/46	1,550,000	1,739,734

Commonwealth Edison Co.,
1st Mortgage, 3.80%, 10/01/42	1,000,000	1,169,882

Consolidated Edison, Inc.,
Sr. Unsecured, 2.00%, 5/15/21	750,000	755,247

DTE Energy Co.,
Series F, Sr. Unsecured, 3.85%, 12/01/23	305,000	324,203

Entergy Arkansas LLC,
1st Mortgage, 4.95%, 12/15/44	1,000,000	1,072,560

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,311,719

Entergy Louisiana LLC,
1st Mortgage, 2.90%, 3/15/51	1,000,000	1,068,678

Exelon Corp.,
Sr. Unsecured, 4.70%, 4/15/50	2,000,000	2,597,696

FirstEnergy Corp.,
Series B, Sr. Unsecured, 3.90%, 7/15/27	800,000	876,545

NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 4.50%, 6/01/21	3,000,000	3,081,106

System Energy Resources, Inc.,
1st Mortgage, 4.10%, 4/01/23	500,000	533,840

WEC Energy Group, Inc.,
Sr. Unsecured, 3.38%, 6/15/21	1,000,000	1,025,827

TOTAL ELECTRIC		$15,557,037

ELECTRICAL EQUIPMENT MANUFACTURING – 0.0%**

General Electric Co.,
Subordinated, MTN, 5.30%, 2/11/21	250,000	255,404

ENVIRONMENTAL CONTROL – 0.6%

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,349,581

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,869,933

TOTAL ENVIRONMENTAL CONTROL		$3,219,514

ANNUAL REPORT / April 30, 2020

21	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

FOOD & STAPLES RETAILING – 1.9%

Campbell Soup Co.,
Sr. Unsecured, 3.30%, 3/19/25	$2,050,000	$2,184,079

Conagra Brands, Inc.,
Sr. Unsecured, 5.40%, 11/01/48	665,000	883,804

Kroger Co. (The),
Sr. Unsecured, 2.95%, 11/01/21	1,750,000	1,794,653

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22	2,060,000	2,120,334

Kroger Co. (The),
Sr. Unsecured, 5.40%, 1/15/49	1,640,000	2,159,491

Kroger Co. (The),
Sr. Unsecured, 3.95%, 1/15/50	1,000,000	1,121,942

TOTAL FOOD & STAPLES RETAILING		$10,264,303

FOREST PRODUCTS & PAPER – 0.3%

International Paper Co.,
Sr. Unsecured, 4.40%, 8/15/47	1,500,000	1,689,429

HEALTH CARE EQUIPMENT & SUPPLIES – 1.5%

Becton Dickinson & Co.,
Sr. Unsecured, 2.40%, 6/05/20	4,500,000	4,497,397

DH Europe Finance II Sarl,
Company Guaranteed, 2.20%, 11/15/24	2,330,000	2,395,859

Zimmer Biomet Holdings, Inc.,
Sr. Unsecured, (3 Month USD LIBOR +
0.75%), 1.80%, 3/19/21Δ	1,000,000	989,664

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$7,882,920

HEALTH CARE PROVIDERS & SERVICES – 2.8%

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	1,650,000	1,804,320

Cardinal Health, Inc.,
Sr. Unsecured, 4.50%, 11/15/44	650,000	678,120

Cigna Corp.,
Company Guaranteed, 4.13%, 9/15/20Ω	940,000	948,354

Cigna Corp.,
Company Guaranteed, 3.20%, 9/17/20	2,000,000	2,010,043

Cigna Corp.,
Company Guaranteed, 3.75%, 7/15/23	500,000	533,875

Cigna Corp.,
Company Guaranteed, 4.80%, 7/15/46Ω	1,000,000	1,257,690

CommonSpirit Health,
Sr. Secured, 2.76%, 10/01/24	3,140,000	3,090,614

Elanco Animal Health, Inc.,
Sr. Unsecured, 5.65%, 8/28/28	2,000,000	2,220,910

NYU Langone Hospitals,
Secured, 3.38%, 7/01/55	1,000,000	911,143

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.95%, 10/15/27	1,350,000	1,457,102

UnitedHealth Group, Inc.,
Sr. Unsecured, 3.95%, 10/15/42	290,000	344,878

TOTAL HEALTH CARE PROVIDERS & SERVICES		$15,257,049

HOME FURNISHINGS – 0.3%

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,583,217

Description	Par Value	Value

HOUSEHOLD PRODUCTS – 0.2%

Church & Dwight Co., Inc.,
Sr. Unsecured, 3.95%, 8/01/47	$870,000	$971,844

INSURANCE – 2.5%

American International Group, Inc.,
Sr. Unsecured, 3.30%, 3/01/21	3,000,000	3,047,784

American International Group, Inc.,
Sr. Unsecured, 4.20%, 4/01/28	1,000,000	1,093,066

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	1,450,000	1,536,205

CNA Financial Corp.,
Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,048,826

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24	950,000	992,198

Lincoln National Corp.,
Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,035,251

Lincoln National Corp.,
Sr. Unsecured, 3.63%, 12/12/26	1,380,000	1,465,747

Principal Financial Group, Inc.,
Company Guaranteed, 3.30%, 9/15/22	250,000	258,301

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,041,100

WR Berkley Corp.,
Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,904,580

TOTAL INSURANCE		$13,423,058

MEDIA – 1.1%

Charter Communications Operating LLC,
Sr. Secured, 3.58%, 7/23/20	1,500,000	1,501,985

Comcast Corp.,
Company Guaranteed, 4.95%, 10/15/58	1,500,000	2,150,456

Discovery Communications LLC,
Company Guaranteed, 3.95%, 3/20/28	1,000,000	1,049,181

ViacomCBS, Inc.,
Company Guaranteed, 4.60%, 1/15/45	1,100,000	1,085,690

TOTAL MEDIA		$5,787,312

METALS & MINING – 0.2%

Barrick Gold Corp.,
Sr. Unsecured, 5.25%, 4/01/42	1,000,000	1,298,924

MISCELLANEOUS MANUFACTURING – 0.2%

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	480,000	481,003

Textron, Inc.,
Sr. Unsecured, 3.88%, 3/01/25	750,000	783,804

TOTAL MISCELLANEOUS MANUFACTURING		$1,264,807

MULTI-UTILITIES – 1.0%

Sempra Energy,
Sr. Unsecured, 2.85%, 11/15/20	2,870,000	2,868,700

Sempra Energy,
Sr. Unsecured, 2.90%, 2/01/23	760,000	786,610

Southern Co. Gas Capital Corp.,
Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,538,498

TOTAL MULTI-UTILITIES		$5,193,808

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	22

Description	Par Value	Value

OIL & GAS – 1.5%

Marathon Oil Corp.,
Sr. Unsecured, 4.40%, 7/15/27	$2,000,000	$1,554,539

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	745,000	718,492

Occidental Petroleum Corp.,
Sr. Unsecured, 2.70%, 8/15/22#	1,690,000	1,472,650

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	1,450,000	1,515,125

Phillips 66,
Company Guaranteed, 3.85%, 4/09/25	575,000	602,773

Valero Energy Corp.,
Sr. Unsecured, 4.00%, 4/01/29	1,580,000	1,620,696

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	563,000	608,857

TOTAL OIL & GAS		$8,093,132

PHARMACEUTICALS – 2.4%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	1,485,000	1,485,383

AbbVie, Inc.,
Sr. Unsecured, 2.95%, 11/21/26Ω	1,875,000	1,987,431

AbbVie, Inc.,
Sr. Unsecured, 4.25%, 11/14/28	1,235,000	1,423,254

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	460,000	533,783

AbbVie, Inc.,
Sr. Unsecured, 4.88%, 11/14/48	1,000,000	1,238,878

AbbVie, Inc.,
Sr. Unsecured, 4.25%, 11/21/49Ω	1,000,000	1,155,380

Bristol-Myers Squibb Co.,
Sr. Unsecured, (3 Month USD LIBOR +
0.38%), 2.07%, 5/16/22Δ,Ω	665,000	660,492

Bristol-Myers Squibb Co.,
Sr. Unsecured, 2.75%, 2/15/23Ω	1,305,000	1,340,891

Bristol-Myers Squibb Co.,
Sr. Unsecured, 3.40%, 7/26/29Ω	1,000,000	1,144,643

Pfizer, Inc.,
Sr. Unsecured, 2.63%, 4/01/30	650,000	702,435

Zoetis, Inc.,
Sr. Unsecured, 3.95%, 9/12/47	1,005,000	1,190,206

TOTAL PHARMACEUTICALS		$12,862,776

PIPELINES – 2.3%

Energy Transfer Operating LP,
Company Guaranteed, 3.60%, 2/01/23	870,000	844,988

Energy Transfer Operating LP,
Company Guaranteed, 3.75%, 5/15/30	715,000	660,502

Energy Transfer Operating LP,
Company Guaranteed, 5.30%, 4/15/47	1,250,000	1,112,188

Enterprise Products Operating LLC,
Company Guaranteed, 2.80%, 2/15/21	1,075,000	1,081,842

Enterprise Products Operating LLC,
Company Guaranteed, 4.20%, 1/31/50	1,120,000	1,129,477

Description	Par Value	Value

Enterprise Products Operating LLC,
Company Guaranteed, 4.95%, 10/15/54	$500,000	$515,480

Kinder Morgan Energy Partners LP,
Company Guaranteed, 5.40%, 9/01/44	1,000,000	1,116,522

Kinder Morgan, Inc.,
Company Guaranteed, 5.20%, 3/01/48	2,040,000	2,315,232

MPLX LP,
Sr. Unsecured, (3 Month USD LIBOR +
1.10%), 2.10%, 9/09/22Δ	470,000	417,598

MPLX LP,
Sr. Unsecured, 4.70%, 4/15/48	1,000,000	905,452

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	1,000,000	925,671

Plains All American Pipeline LP,
Sr. Unsecured, 3.85%, 10/15/23	500,000	480,229

Spectra Energy Partners LP,
Company Guaranteed, 3.50%, 3/15/25	670,000	684,685

TOTAL PIPELINES		$12,189,866

REAL ESTATE INVESTMENT TRUSTS – 2.1%

American Tower Corp.,
Sr. Unsecured, 3.45%, 9/15/21	500,000	514,452

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	415,000	464,807

American Tower Corp.,
Sr. Unsecured, 3.13%, 1/15/27	1,000,000	1,060,691

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 3.35%, 5/15/27	1,420,000	1,516,520

Digital Realty Trust LP,
Company Guaranteed, 3.63%, 10/01/22	1,100,000	1,131,448

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	695,000	702,946

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	915,000	927,704

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.63%, 1/15/28	800,000	802,827

Welltower, Inc.,
Sr. Unsecured, 4.00%, 6/01/25	3,000,000	3,093,620

Welltower, Inc.,
Sr. Unsecured, 4.95%, 9/01/48	1,000,000	1,110,492

TOTAL REAL ESTATE INVESTMENT TRUSTS		$11,325,507

RETAIL – 0.1%

Nordstrom, Inc.,
Sr. Unsecured, 5.00%, 1/15/44	1,000,000	712,021

SEMICONDUCTORS – 0.6%

Texas Instruments, Inc.,
Sr. Unsecured, 1.75%, 5/04/30	3,365,000	3,360,597

TELECOMMUNICATIONS – 0.4%

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	845,000	939,730

AT&T, Inc.,
Sr. Unsecured, 4.85%, 7/15/45	1,190,000	1,395,158

TOTAL TELECOMMUNICATIONS		$2,334,888

ANNUAL REPORT / April 30, 2020

23	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 1.3%

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.50%, 6/01/21	$500,000	$502,848

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	980,000	979,624

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.65%, 3/18/24	1,670,000	1,714,414

Union Pacific Corp.,
Sr. Unsecured, 3.15%, 3/01/24	2,565,000	2,741,062

Union Pacific Corp.,
Sr. Unsecured, 4.30%, 3/01/49	675,000	822,795

TOTAL TRANSPORTATION		$6,760,743

TRUCKING & LEASING – 0.6%

GATX Corp.,
Sr. Unsecured, 3.25%, 9/15/26#	1,065,000	1,101,303

GATX Corp.,
Sr. Unsecured, 3.85%, 3/30/27	1,500,000	1,579,809

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	640,000	752,561

TOTAL TRUCKING & LEASING		$3,433,673

TOTAL CORPORATE BONDS (COST $211,519,487)		$221,682,133

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.1%

AIRLINES – 0.1%

American Airlines 2011-1,
Series A, Pass-Through Certificates,
5.25%, 1/31/21	162,729	156,423

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates,
6.82%, 8/10/22	198,228	189,605

TOTAL AIRLINES		$346,028

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $360,957)		$346,028

GOVERNMENT AGENCIES – 0.8%

FEDERAL HOME LOAN BANK (FHLB) – 0.5%

3.25%, 11/16/28#	1,960,000	2,314,479

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.0%**

2.38%, 1/13/22	125,000	129,404

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

6.25%, 5/15/29	750,000	1,079,075

7.25%, 5/15/30	400,000	631,336

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,710,411

TOTAL GOVERNMENT AGENCIES (COST $3,385,721)		$4,154,294

MORTGAGE-BACKED SECURITIES – 24.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 9.0%

Pool G12709, 5.00%, 7/01/22	11,876	12,382

Description	Par Value	Value

Pool C00478, 8.50%, 9/01/26	$7,674	$8,758

Pool E09010, 2.50%, 9/01/27	569,475	596,898

Pool G18497, 3.00%, 1/01/29	73,115	77,258

Pool C01272, 6.00%, 12/01/31	15,799	18,623

Pool A13990, 4.50%, 10/01/33	9,736	10,705

Pool G01625, 5.00%, 11/01/33	22,181	24,964

Pool G08097, 6.50%, 11/01/35	10,895	12,958

Pool G02296, 5.00%, 6/01/36	112,344	125,707

Pool G02390, 6.00%, 9/01/36	3,920	4,630

Pool G05317, 5.00%, 4/01/37	465,208	521,303

Pool G03703, 5.50%, 12/01/37	12,505	14,199

Pool G04776, 5.50%, 7/01/38	39,908	44,448

Pool G05500, 5.00%, 5/01/39	408,529	458,975

Pool A93415, 4.00%, 8/01/40	1,052,627	1,153,284

Pool A93505, 4.50%, 8/01/40	826,312	916,500

Pool A93996, 4.50%, 9/01/40	632,480	701,270

Pool G06222, 4.00%, 1/01/41	1,187,853	1,300,733

Pool A97047, 4.50%, 2/01/41	627,619	696,111

Pool G06956, 4.50%, 8/01/41	619,208	686,698

Pool C03750, 3.50%, 2/01/42	281,491	302,945

Pool C03849, 3.50%, 4/01/42	129,826	139,645

Pool Q08305, 3.50%, 5/01/42	761,522	831,465

Pool C04305, 3.00%, 11/01/42	2,187,710	2,327,808

Pool C09020, 3.50%, 11/01/42	1,964,339	2,114,229

Pool G07266, 4.00%, 12/01/42	1,675,811	1,830,805

Pool C04444, 3.00%, 1/01/43	78,881	83,866

Pool C09029, 3.00%, 3/01/43	361,369	384,481

Pool G08534, 3.00%, 6/01/43	451,510	480,385

Pool Q19476, 3.50%, 6/01/43	789,181	848,321

Pool C09044, 3.50%, 7/01/43	932,387	1,002,287

Pool G07889, 3.50%, 8/01/43	804,681	866,172

Pool G07624, 4.00%, 12/01/43	752,725	821,121

Pool G60038, 3.50%, 1/01/44	4,227,118	4,545,660

Pool G07680, 4.00%, 4/01/44	1,231,927	1,341,941

Pool G07943, 4.50%, 8/01/44	84,602	92,040

Pool G08607, 4.50%, 9/01/44	538,976	591,515

Pool Q33547, 3.50%, 5/01/45	775,985	834,627

Pool Q36970, 4.00%, 10/01/45	376,210	407,505

Pool G60384, 4.50%, 12/01/45	59,293	65,016

Pool Q39644, 3.50%, 3/01/46	3,642,212	3,888,782

Pool Q39438, 4.00%, 3/01/46	2,604,813	2,805,675

Pool G08705, 3.00%, 5/01/46	257,653	274,388

Pool G08708, 4.50%, 5/01/46	451,253	487,719

Pool SD8037, 2.50%, 1/01/50	7,998,101	8,332,703

Pool RA2341, 2.50%, 4/01/50	5,000,000	5,222,290

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$48,309,795

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	24

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 15.1%

Pool 975207, 5.00%, 3/01/23	$13,172	$13,597

Pool AE2520, 3.00%, 1/01/26	208,413	220,132

Pool 329794, 7.00%, 2/01/26	10,937	12,016

Pool 256639, 5.00%, 2/01/27	7,947	8,663

Pool 256752, 6.00%, 6/01/27	13,567	15,441

Pool 402255, 6.50%, 12/01/27	935	1,032

Pool AB8997, 2.50%, 4/01/28	126,834	133,241

Pool AS4480, 2.50%, 2/01/30	838,085	879,029

Pool AS7462, 2.50%, 6/01/31	332,195	348,107

Pool 254007, 6.50%, 10/01/31	8,947	10,631

Pool 638023, 6.50%, 4/01/32	46,072	51,362

Pool 642345, 6.50%, 5/01/32	37,040	41,294

Pool 651292, 6.50%, 7/01/32	58,217	64,903

Pool 686398, 6.00%, 3/01/33	132,912	153,070

Pool 745412, 5.50%, 12/01/35	15,648	17,803

Pool 888789, 5.00%, 7/01/36	178,452	200,713

Pool 256515, 6.50%, 12/01/36	9,572	11,298

Pool AE0217, 4.50%, 8/01/40	100,630	112,235

Pool AB1796, 3.50%, 11/01/40	671,502	724,217

Pool AH5583, 4.50%, 2/01/41	290,181	321,259

Pool 890551, 4.50%, 8/01/41	61,879	67,722

Pool AL0658, 4.50%, 8/01/41	359,587	398,174

Pool AL1319, 4.50%, 10/01/41	617,058	682,874

Pool AL6302, 4.50%, 10/01/41	638,184	706,679

Pool AX5302, 4.00%, 1/01/42	1,095,052	1,198,559

Pool AK4523, 4.00%, 3/01/42	1,320,737	1,444,755

Pool AL2034, 4.50%, 4/01/42	151,303	168,093

Pool AB7936, 3.00%, 2/01/43	1,355,605	1,433,023

Pool AL3761, 4.50%, 2/01/43	206,952	227,464

Pool MA1458, 3.00%, 6/01/43	402,972	428,576

Pool AT7899, 3.50%, 7/01/43	2,312,383	2,480,663

Pool AS0302, 3.00%, 8/01/43	3,823,903	4,067,343

Pool AU4279, 3.00%, 9/01/43	722,046	767,964

Pool AL5537, 4.50%, 4/01/44	290,465	321,119

Pool AS3155, 4.00%, 8/01/44	74,882	81,235

Pool AX0833, 3.50%, 9/01/44	730,137	791,589

Pool AL6325, 3.00%, 10/01/44	2,410,630	2,563,899

Pool AS5136, 4.00%, 6/01/45	318,515	340,685

Pool AZ7362, 4.00%, 11/01/45	852,907	922,792

Pool AZ9565, 3.50%, 12/01/45	1,506,355	1,614,273

Pool BC0326, 3.50%, 12/01/45	1,174,043	1,258,258

Pool BC0245, 3.00%, 2/01/46	665,930	708,208

Pool BC0830, 3.00%, 4/01/46	977,226	1,039,228

Pool AS7568, 4.50%, 7/01/46	152,439	164,530

Pool BC4764, 3.00%, 10/01/46	1,169,634	1,243,951

Description	Par Value	Value

Pool MA2771, 3.00%, 10/01/46	$401,257	$426,715

Pool AS8276, 3.00%, 11/01/46	1,390,908	1,479,250

Pool BC9003, 3.00%, 11/01/46	1,238,905	1,317,558

Pool BE1899, 3.00%, 11/01/46	4,521,909	4,809,076

Pool BE3767, 3.50%, 7/01/47	1,681,950	1,788,484

Pool BH2618, 3.50%, 8/01/47	471,024	500,860

Pool MA3088, 4.00%, 8/01/47	1,532,678	1,640,699

Pool BH4010, 4.50%, 9/01/47	1,356,843	1,491,563

Pool BH9215, 3.50%, 1/01/48	2,189,869	2,328,734

Pool BJ0650, 3.50%, 3/01/48	9,239,033	9,792,473

Pool BJ0639, 4.00%, 3/01/48	597,954	637,475

Pool BJ9169, 4.00%, 5/01/48	3,152,316	3,360,662

Pool BK4764, 4.00%, 8/01/48	3,182,029	3,392,342

Pool BN1628, 4.50%, 11/01/48	1,504,303	1,622,279

Pool MA3871, 3.00%, 12/01/49	6,053,327	6,394,595

Pool CA5306, 3.00%, 3/01/50	4,466,940	4,735,520

Pool TBA, 5.00%, 6/01/50‡	6,700,000	7,286,773

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$81,466,757

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 354677, 7.50%, 10/15/23	6,919	7,641

Pool 354713, 7.50%, 12/15/23	4,374	4,684

Pool 354765, 7.00%, 2/15/24	12,145	13,527

Pool 354827, 7.00%, 5/15/24	8,355	9,316

Pool 385623, 7.00%, 5/15/24	14,207	15,894

Pool 360869, 7.50%, 5/15/24	12,244	13,093

Pool 2077, 7.00%, 9/20/25	4,479	4,952

Pool 503405, 6.50%, 4/15/29	15,303	16,031

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$85,138

TOTAL MORTGAGE-BACKED SECURITIES (COST $125,357,304)		$129,861,690

MUNICIPAL BOND – 0.5%

GENERAL – 0.5%

New Jersey Transportation Trust Fund Authority, Current Refunding Revenue Bonds (Series B), 4.13%, 6/15/42	2,500,000	2,435,250

TOTAL MUNICIPAL BOND (COST $2,500,000)		$2,435,250

U.S. TREASURY – 27.7%

U.S. TREASURY BONDS – 9.1%

1.50%, 2/15/30#	5,000,000	5,408,723

2.00%, 2/15/50	2,700,000	3,175,746

2.50%, 2/15/45	2,135,000	2,684,348

2.50%, 2/15/46	280,000	354,202

2.75%, 11/15/47	2,235,000	2,988,199

ANNUAL REPORT / April 30, 2020

25	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

2.88%, 8/15/45	$300,000	$403,324

3.00%, 5/15/42	500,000	673,232

3.00%, 11/15/44	2,000,000	2,726,594

3.00%, 5/15/45	2,000,000	2,736,330

3.00%, 11/15/45#	765,000	1,052,524

3.00%, 2/15/47	1,098,000	1,527,567

3.00%, 5/15/47	1,695,000	2,360,531

3.00%, 2/15/48	4,000,000	5,594,465

3.13%, 8/15/44	6,637,000	9,201,699

3.63%, 8/15/43	881,000	1,304,181

3.63%, 2/15/44	2,106,000	3,130,817

3.75%, 11/15/43	365,000	551,228

5.25%, 2/15/29	500,000	699,088

5.38%, 2/15/31	600,000	895,895

6.25%, 5/15/30#	500,000	773,439

6.38%, 8/15/27#	450,000	638,283

TOTAL U.S. TREASURY BONDS		$48,880,415

U.S. TREASURY NOTES – 18.6%

1.63%, 8/15/22	6,000,000	6,194,174

1.63%, 11/15/22	1,928,000	1,995,854

1.63%, 5/31/23	12,400,000	12,918,298

1.63%, 2/15/26	8,000,000	8,531,116

1.63%, 5/15/26	4,695,000	5,015,561

1.63%, 8/15/29	5,000,000	5,453,145

1.75%, 5/15/22	380,000	391,875

1.75%, 5/15/23	2,000,000	2,090,153

1.75%, 7/31/24	1,900,000	2,013,523

2.00%, 11/15/21	1,000,000	1,027,734

2.00%, 4/30/24	10,195,000	10,874,111

2.00%, 2/15/25	4,655,000	5,015,460

2.00%, 8/15/25	295,000	319,510

2.00%, 11/15/26	4,180,000	4,579,818

2.13%, 6/30/22	6,615,000	6,888,967

2.13%, 5/15/25	2,500,000	2,717,059

2.25%, 11/15/25	230,000	252,779

2.38%, 8/15/24	5,600,000	6,084,250

2.38%, 5/15/29	2,500,000	2,885,563

2.50%, 3/31/23	7,000,000	7,458,771

2.50%, 8/15/23	200,000	214,614

2.63%, 11/15/20	500,000	506,654

2.75%, 2/15/28	6,000,000	6,998,114

TOTAL U.S. TREASURY NOTES		$100,427,103

TOTAL U.S. TREASURY (COST $131,196,152)		$149,307,518

Description	Number of Shares	Value

INVESTMENT COMPANY – 1.7%

EXCHANGE-TRADED FUND – 1.7%

iShares iBoxx High Yield Corporate Bond
ETF#	113,960	$9,165,803

TOTAL INVESTMENT COMPANY (COST $10,009,301)		$9,165,803

MONEY MARKET FUND – 0.4%

Dreyfus Government Cash Management
Fund, Institutional Shares, 0.17%^	2,129,601	$2,129,601

TOTAL MONEY MARKET FUND (COST $2,129,601)		$2,129,601

TOTAL INVESTMENTS IN SECURITIES – 101.6% (COST $514,678,652)		$547,512,576

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.6%

REPURCHASE AGREEMENTS – 3.6%

Bank of America Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $986,866 collateralized by U.S. Government Agency Securities, 2.00% to 5.00%, maturing 8/01/23 to 4/01/59; total market value of $1,006,602.	$986,865	$986,865

Citigroup Global Markets Ltd., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $3,750,153 collateralized by U.S. Government Agency & Treasury Securities, 0.50% to 6.50%, maturing 5/31/20 to 2/01/57; total market value of $3,825,152.	3,750,149	3,750,149

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $3,750,154 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $3,825,152.	3,750,149	3,750,149

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $3,750,152 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $3,825,152.	3,750,149	3,750,149

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $3,750,152 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $3,825,152.	3,750,149	3,750,149

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	26

Description	Par Value	Value

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $3,750,153 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $3,825,152.	$3,750,149	$3,750,149

TOTAL REPURCHASE AGREEMENTS (COST $19,737,610)		$19,737,610

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON
LOAN
(COST $19,737,610)		$19,737,610

Description	Value

TOTAL INVESTMENTS – 105.2% (COST $534,416,262)	$567,250,186

COLLATERAL FOR SECURITIES ON LOAN – (3.6%)	(19,737,610)

OTHER LIABILITIES LESS ASSETS – (1.6%)	(8,445,798)

TOTAL NET ASSETS – 100.0%	$539,066,778

Cost of investments for Federal income tax purposes is $534,460,543. The net unrealized appreciation/(depreciation) of investments was $32,789,643. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $36,001,427 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(3,211,784).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Company	$9,165,803	$—	$—	$9,165,803

Asset-Backed Security	—	212,409	—	212,409

Collateralized Mortgage Obligations	—	9,730,505	—	9,730,505

Commercial Paper	—	18,487,345	—	18,487,345

Corporate Bonds	—	221,682,133	—	221,682,133

Enhanced Equipment Trust Certificates	—	346,028	—	346,028

Government Agencies	—	4,154,294	—	4,154,294

Mortgage-Backed Securities	—	129,861,690	—	129,861,690

Municipal Bond	—	2,435,250	—	2,435,250

U.S. Treasury	—	149,307,518	—	149,307,518

Money Market Fund	2,129,601	—	—	2,129,601

Repurchase Agreements	—	19,737,610	—	19,737,610

Total	$11,295,404	$555,954,782	$—	$567,250,186

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

◆	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2020, these liquid restricted securities amounted to $31,876,479 representing 5.91% of total net assets.

‡	Delayed delivery security.

**	Represents less than 0.05%.

ANNUAL REPORT / April 30, 2020

27	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (concluded)

The following acronyms are used throughout this Fund:		MTN	Medium Term Note

BKNT	Bank Note	NA	National Association

ETF	Exchange-Traded Fund	PLC	Public Limited Company

GMTN	Global Medium Term Note	SOFRRATE	Secured Overnight Financing Rate

LIBOR	London Interbank Offered Rate	TBA	To Be Announced Security

LLC	Limited Liability Corporation	USD	United States Dollar

LP	Limited Partnership

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

28

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets

Corporate Bonds	66.5%

U.S. Treasury	29.9%

Mortgage-Backed Securities	1.4%

Government Agency	1.0%

Investment Company	1.0%

Adjustable Rate Mortgage	0.0%[4]

Cash Equivalents[1]	3.4%

Other Assets and Liabilities – Net[2]	(3.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represent less than 0.05%.

Percentage of

Credit Quality Diversification[3]	Total Net Assets

U.S. Government Agency Securities	2.4%

U.S. Treasury	29.9%

A / A	15.9%

BBB / Baa	47.7%

BB / Ba	2.9%

Not Rated	4.4%

Other Assets and Liabilities – Net[2]	(3.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (12 Month USD LIBOR + 1.72%, Cap 8.82%, Floor 1.72), 4.59%, 5/01/33Δ	$13,272	$14,090

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $13,254)		$14,090

CORPORATE BONDS – 66.5%

AEROSPACE & DEFENSE – 0.5%

Boeing Co. (The), Sr. Unsecured, 3.20%, 3/01/29	150,000	131,871

L3Harris Technologies, Inc., Sr. Unsecured, 2.90%, 12/15/29	100,000	103,721

TOTAL AEROSPACE & DEFENSE		$235,592

AUTOMOTIVE – 2.1%

Ford Motor Co., Sr. Unsecured, 9.00%, 4/22/25	250,000	243,763

Description	Par Value	Value

Ford Motor Credit Co. LLC, Sr. Unsecured, 5.58%, 3/18/24	$250,000	$236,703

General Motors Financial Co., Inc., Sr. Unsecured, 4.20%, 11/06/21	375,000	367,429

General Motors Financial Co., Inc., Sr. Unsecured, 2.90%, 2/26/25	230,000	208,608

TOTAL AUTOMOTIVE		$1,056,503

BEVERAGES – 0.9%

Keurig Dr. Pepper, Inc., Company Guaranteed, 3.55%, 5/25/21	300,000	306,454

PepsiCo, Inc., Sr. Unsecured, 2.75%, 3/19/30	120,000	130,575

TOTAL BEVERAGES		$437,029

BIOTECHNOLOGY – 1.0%

Amgen, Inc., Sr. Unsecured, 2.20%, 5/11/20	270,000	270,064

ANNUAL REPORT / April 30, 2020

29	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Amgen, Inc.,
Sr. Unsecured, 2.25%, 8/19/23#	$225,000	$232,533

TOTAL BIOTECHNOLOGY		$502,597

BUILDING PRODUCTS – 1.3%

Carrier Global Corp.,
Sr. Unsecured, 2.49%, 2/15/27Ω	250,000	239,973

Johnson Controls International PLC,
(Current rate until maturity), Sr. Unsecured,
3.63%, 7/02/24ÿ	373,000	385,963

TOTAL BUILDING PRODUCTS		$625,936

CAPITAL MARKETS – 1.5%

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +
1.20%), 3.27%, 9/29/25Δ	210,000	219,733

State Street Corp.,
Subordinated, 3.10%, 5/15/23	250,000	262,503

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	250,000	256,707

TOTAL CAPITAL MARKETS		$738,943

CHEMICALS – 0.4%

DuPont de Nemours, Inc.,
Sr. Unsecured, 2.17%, 5/01/23	200,000	201,667

COMMERCIAL BANKS – 5.7%

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	250,000	268,166

Huntington Bancshares, Inc.,
Sr. Unsecured, 2.63%, 8/06/24	120,000	123,253

KeyBank NA,
Sr. Unsecured, BKNT, 1.25%, 3/10/23	250,000	250,179

PNC Financial Services Group, Inc. (The),
Sr. Unsecured, 3.45%, 4/23/29	100,000	109,692

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	200,000	217,391

Toronto-Dominion Bank (The),
Sr. Unsecured, GMTN, 3.25%, 3/11/24	275,000	291,692

Truist Bank,
Sr. Unsecured, BKNT, 3.20%, 4/01/24	175,000	186,621

Truist Bank,
Subordinated, BKNT, 3.63%, 9/16/25	250,000	268,782

Truist Financial Corp.,
Sr. Unsecured, 2.70%, 1/27/22	250,000	255,612

Truist Financial Corp.,
Sr. Unsecured, MTN, (3 Month USD LIBOR +
0.65%), 2.08%, 4/01/22Δ	345,000	343,306

U.S. Bancorp,
Subordinated, MTN, 3.00%, 7/30/29	500,000	527,436

TOTAL COMMERCIAL BANKS		$2,842,130

COMMERCIAL SERVICES & SUPPLIES – 1.2%

Global Payments, Inc.,
Sr. Unsecured, 3.80%, 4/01/21	300,000	303,770

Description	Par Value	Value

Global Payments, Inc., Sr. Unsecured, 2.65%, 2/15/25	$275,000	$282,917

TOTAL COMMERCIAL SERVICES & SUPPLIES		$586,687

COMPUTERS – 1.9%

Hewlett Packard Enterprise Co., Sr. Unsecured, 4.40%, 10/15/22	425,000	446,695

International Business Machines Corp., Sr. Unsecured, 2.85%, 5/13/22	480,000	499,167

TOTAL COMPUTERS		$945,862

CONSUMER FINANCE – 1.7%

American Express Co., Sr. Unsecured, (3 Month USD LIBOR + 0.53%), 2.22%, 5/17/21Δ	165,000	163,808

American Express Co., Sr. Unsecured, 3.13%, 5/20/26	150,000	160,837

Capital One Financial Corp., Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 1.95%, 3/09/22Δ	250,000	246,016

Capital One Financial Corp., Sr. Unsecured, 3.90%, 1/29/24	250,000	260,333

TOTAL CONSUMER FINANCE		$830,994

DIVERSIFIED FINANCIAL SERVICES – 4.5%

Bank of America Corp., Sr. Unsecured, MTN, 2.50%, 10/21/22	415,000	423,545

Bank of Montreal, Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.34%), 1.65%, 7/13/20Δ	125,000	124,915

Bank of Montreal, Sr. Unsecured, MTN, 1.90%, 8/27/21#	180,000	182,123

Charles Schwab Corp. (The), Sr. Unsecured, (3 Month USD LIBOR + 0.32%), 2.02%, 5/21/21Δ	155,000	153,389

Charles Schwab Corp. (The), Sr. Unsecured, 3.20%, 3/02/27	315,000	334,157

JPMorgan Chase & Co., Sr. Unsecured, 2.55%, 10/29/20	250,000	251,253

JPMorgan Chase & Co., Subordinated, 3.88%, 9/10/24	300,000	323,121

National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	260,000	293,000

Wells Fargo & Co., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.75%), 2.16%, 2/11/26Δ	140,000	140,474

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,225,977

ELECTRIC – 4.9%

DTE Energy Co., Series C, Sr. Unsecured, 3.50%, 6/01/24	250,000	263,607

DTE Energy Co., Series D, Sr. Unsecured, 3.70%, 8/01/23	300,000	316,933

Entergy Corp., Sr. Unsecured, 2.95%, 9/01/26	255,000	266,859

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	30

Description	Par Value	Value

FirstEnergy Corp.,
Sr. Unsecured, 2.65%, 3/01/30	$225,000	$230,840

Southern Co. (The),
Sr. Unsecured, 2.35%, 7/01/21	500,000	506,663

Union Electric Co.,
1st Mortgage, 3.50%, 3/15/29	220,000	248,176

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	300,000	300,072

WEC Energy Group, Inc.,
Sr. Unsecured, 3.38%, 6/15/21	290,000	297,490

TOTAL ELECTRIC		$2,430,640

ENVIRONMENTAL CONTROL – 0.3%

Waste Management, Inc.,
Company Guaranteed, 2.40%, 5/15/23	160,000	165,957

FOOD & STAPLES RETAILING – 2.8%

Archer-Daniels-Midland Co.,
Sr. Unsecured, 2.75%, 3/27/25	250,000	265,915

Conagra Brands, Inc.,
Sr. Unsecured, 3.80%, 10/22/21	200,000	206,317

Kroger Co. (The),
Sr. Unsecured, 2.95%, 11/01/21#	250,000	256,379

McCormick & Co., Inc.,
Sr. Unsecured, 2.50%, 4/15/30	175,000	179,611

Mondelez International,
1.50%, 5/04/20	500,000	497,320

TOTAL FOOD & STAPLES RETAILING		$1,405,542

HEALTH CARE EQUIPMENT & SUPPLIES – 0.5%

DH Europe Finance II Sarl,
Company Guaranteed, 2.60%, 11/15/29	225,000	236,384

HEALTH CARE PROVIDERS & SERVICES – 3.9%

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	235,000	256,979

Cardinal Health, Inc.,
Sr. Unsecured, 3.20%, 3/15/23	350,000	361,086

Cigna Corp.,
Company Guaranteed, 4.13%, 9/15/20Ω	250,000	252,222

CommonSpirit Health,
Sr. Secured, 2.76%, 10/01/24	110,000	108,270

CommonSpirit Health,
Sr. Secured, 3.35%, 10/01/29	150,000	145,967

CVS Health Corp.,
Sr. Unsecured, 3.70%, 3/09/23	250,000	265,126

Elanco Animal Health, Inc.,
Sr. Unsecured, 4.66%, 8/27/21	250,000	254,835

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.38%, 10/15/22	300,000	309,643

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,954,128

HOTELS, RESTAURANTS & LEISURE – 0.6%

McDonald’s Corp.,
Sr. Unsecured, MTN, 3.30%, 7/01/25	250,000	272,644

Description	Par Value	Value

HOUSEHOLD PRODUCTS – 0.5%

Church & Dwight Co., Inc.,
Sr. Unsecured, 2.45%, 8/01/22	$225,000	$230,498

INSURANCE – 1.5%

American International Group, Inc.,
Sr. Unsecured, 3.30%, 3/01/21	250,000	253,982

Aon PLC,
Company Guaranteed, 2.80%, 3/15/21	240,000	242,434

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	250,000	264,863

TOTAL INSURANCE		$761,279

MACHINERY – 0.9%

Roper Technologies, Inc.,
Sr. Unsecured, 3.13%, 11/15/22	125,000	128,992

Roper Technologies, Inc.,
Sr. Unsecured, 3.80%, 12/15/26	300,000	322,332

TOTAL MACHINERY		$451,324

MEDIA – 2.0%

Discovery Communications LLC,
Company Guaranteed, 3.30%, 5/15/22	250,000	256,525

Discovery Communications LLC,
Company Guaranteed, 4.13%, 5/15/29	350,000	369,448

ViacomCBS, Inc.,
Company Guaranteed, 3.38%, 3/01/22	350,000	357,925

TOTAL MEDIA		$983,898

MISCELLANEOUS MANUFACTURING – 2.6%

3M Co.,
Sr. Unsecured, 2.65%, 4/15/25	250,000	265,781

Ingersoll-Rand Global Holding Co. Ltd.,
Company Guaranteed, 4.25%, 6/15/23	330,000	355,857

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	125,000	125,261

Textron, Inc.,
Sr. Unsecured, 4.30%, 3/01/24	500,000	523,911

TOTAL MISCELLANEOUS MANUFACTURING		$1,270,810

OIL & GAS – 4.2%

Dominion Energy Gas Holdings LLC,
Series B, Sr. Unsecured, 3.00%, 11/15/29	500,000	494,993

Marathon Oil Corp.,
Sr. Unsecured, 2.80%, 11/01/22	450,000	420,120

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	125,000	120,552

Occidental Petroleum Corp.,
Sr. Unsecured, 2.60%, 8/13/21	390,000	365,093

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	400,000	417,966

Valero Energy Corp.,
Sr. Unsecured, 4.00%, 4/01/29	250,000	256,439

TOTAL OIL & GAS		$2,075,163

ANNUAL REPORT / April 30, 2020

31	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

PHARMACEUTICALS – 2.9%

AbbVie, Inc.,
Sr. Unsecured, 3.75%, 11/14/23	$150,000	$161,717

AbbVie, Inc.,
Sr. Unsecured, 3.60%, 5/14/25	550,000	597,608

Bristol-Myers Squibb Co.,
Sr. Unsecured, 2.75%, 2/15/23Ω	260,000	267,151

Pfizer, Inc.,
Sr. Unsecured, 2.63%, 4/01/30	250,000	270,167

Zoetis, Inc.,
Sr. Unsecured, 3.00%, 9/12/27	125,000	134,947

TOTAL PHARMACEUTICALS		$1,431,590

PIPELINES – 5.7%

Energy Transfer Operating LP,
Company Guaranteed, 2.90%, 5/15/25	550,000	513,369

Enterprise Products Operating LLC,
Company Guaranteed, 2.80%, 2/15/21	225,000	226,432

Kinder Morgan Energy Partners LP,
Company Guaranteed, 4.25%, 9/01/24	500,000	529,375

Kinder Morgan, Inc.,
Company Guaranteed, 6.50%, 9/15/20	300,000	303,218

MPLX LP,
Sr. Unsecured, (3 Month USD LIBOR +
0.90%), 1.90%, 9/09/21Δ	500,000	482,354

ONEOK Partners LP,
Company Guaranteed, 3.38%, 10/01/22	450,000	436,435

Plains All American Pipeline LP,
Sr. Unsecured, 3.85%, 10/15/23	366,000	351,527

TOTAL PIPELINES		$2,842,710

REAL ESTATE INVESTMENT TRUSTS – 4.0%

American Tower Corp.,
Sr. Unsecured, 3.45%, 9/15/21	250,000	257,226

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	250,000	280,005

Digital Realty Trust LP,
Company Guaranteed, 3.60%, 7/01/29	100,000	107,611

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	300,000	304,165

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.63%, 1/15/28	300,000	301,060

Healthpeak Properties, Inc.,
Sr. Unsecured, 3.25%, 7/15/26	110,000	110,586

Ventas Realty LP,
Company Guaranteed, 3.25%, 8/15/22	125,000	125,281

Ventas Realty LP,
Company Guaranteed, 4.00%, 3/01/28	250,000	247,864

Welltower, Inc.,
Sr. Unsecured, 3.63%, 3/15/24	250,000	254,259

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,988,057

RETAIL – 1.5%

Home Depot, Inc. (The),
Sr. Unsecured, 2.13%, 9/15/26	225,000	236,770

Description	Par Value	Value

Lowe’s Cos., Inc.,
Sr. Unsecured, 3.65%, 4/05/29	$200,000	$219,447

Target Corp.,
Sr. Unsecured, 2.25%, 4/15/25	250,000	263,135

TOTAL RETAIL		$719,352

SEMICONDUCTORS – 0.3%

QUALCOMM, Inc.,
Sr. Unsecured, 3.25%, 5/20/27	150,000	163,282

SOFTWARE – 0.6%

Oracle Corp.,
Sr. Unsecured, 1.90%, 9/15/21	250,000	252,984

Oracle Corp.,
Sr. Unsecured, 2.50%, 4/01/25	50,000	52,783

TOTAL SOFTWARE		$305,767

TELECOMMUNICATIONS – 1.4%

AT&T, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.93%), 2.30%, 6/30/20Δ	500,000	500,313

AT&T, Inc.,
Sr. Unsecured, 2.95%, 7/15/26	200,000	206,633

TOTAL TELECOMMUNICATIONS		$706,946

TRANSPORTATION – 1.6%

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	265,000	264,898

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.40%, 3/01/23	500,000	503,229

TOTAL TRANSPORTATION		$768,127

TRUCKING & LEASING – 1.1%

GATX Corp.,
Sr. Unsecured, 3.25%, 9/15/26	505,000	522,214

TOTAL CORPORATE BONDS (COST $32,308,174)		$32,916,229

GOVERNMENT AGENCY – 1.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.0%

0.63%, 4/22/25	500,000	501,984

TOTAL GOVERNMENT AGENCY (COST $498,970)		$501,984

	Number of Shares

INVESTMENT COMPANY – 1.0%

EXCHANGE-TRADED FUND – 1.0%

iShares 0-5 Year High Yield Corporate Bond ETF	12,000	$506,640

TOTAL INVESTMENT COMPANY (COST $556,843)		$506,640

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	32

Description	Par Value	Value

MORTGAGE-BACKED SECURITIES – 1.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.2%

Pool C90504, 6.50%, 12/01/21	$3,400	$3,548

Pool G01625, 5.00%, 11/01/33	22,181	24,964

Pool A18401, 6.00%, 2/01/34	21,861	25,490

Pool G08097, 6.50%, 11/01/35	17,631	20,970

Pool G02390, 6.00%, 9/01/36	6,859	8,102

Pool G08193, 6.00%, 4/01/37	19,919	23,558

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$106,632

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.8%

Pool 839291, 5.00%, 9/01/20	38	38

Pool AE2520, 3.00%, 1/01/26	264,372	279,237

Pool 256639, 5.00%, 2/01/27	15,894	17,326

Pool 256752, 6.00%, 6/01/27	16,959	19,301

Pool 257007, 6.00%, 12/01/27	27,671	31,494

Pool 254240, 7.00%, 3/01/32	25,633	29,463

Pool 745412, 5.50%, 12/01/35	15,774	17,946

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$394,805

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.4%

Pool 780825, 6.50%, 7/15/28	40,036	45,882

Pool 2616, 7.00%, 7/20/28	24,136	29,099

Pool 2701, 6.50%, 1/20/29	49,182	57,696

Pool 426727, 7.00%, 2/15/29	4,808	5,497

Pool 781231, 7.00%, 12/15/30	22,564	27,520

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$165,694

TOTAL MORTGAGE-BACKED SECURITIES (COST $601,024)		$667,131

U.S. TREASURY – 29.9%

U.S. TREASURY NOTES – 29.9%

1.13%, 2/28/27#	250,000	260,086

1.38%, 5/31/21	80,000	81,029

1.50%, 8/15/22	150,000	154,386

1.63%, 5/31/23	200,000	208,360

1.63%, 10/31/23#	490,000	512,870

1.63%, 5/15/26	775,000	827,915

1.75%, 5/15/23	250,000	261,269

1.88%, 7/31/22	125,000	129,670

2.00%, 2/15/23	400,000	419,586

2.00%, 8/15/25	900,000	974,777

2.00%, 11/15/26	500,000	547,825

2.13%, 6/30/21	100,000	102,256

2.13%, 5/15/25	300,000	326,047

Description	Par Value	Value

2.25%, 1/31/24	$650,000	$697,111

2.25%, 11/15/25	1,250,000	1,373,798

2.25%, 2/15/27	30,000	33,461

2.25%, 11/15/27	500,000	562,697

2.38%, 8/15/24	750,000	814,855

2.38%, 5/15/29	400,000	461,690

2.50%, 3/31/23	400,000	426,215

2.50%, 8/15/23	500,000	536,534

2.50%, 5/15/24	500,000	543,543

2.75%, 5/31/23	200,000	215,298

2.75%, 11/15/23	550,000	597,504

2.75%, 2/15/28	750,000	874,764

2.88%, 11/30/25	800,000	907,487

2.88%, 5/15/28	1,000,000	1,180,118

3.13%, 11/15/28	650,000	786,394

TOTAL U.S. TREASURY NOTES		$14,817,545

TOTAL U.S. TREASURY (COST $13,428,910)		$14,817,545

	Number of Shares

MONEY MARKET FUND – 1.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	608,771	$608,771

TOTAL MONEY MARKET FUND (COST $608,771)		$608,771

TOTAL INVESTMENTS IN SECURITIES – 101.0% (COST $48,015,946)		$50,032,390

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.2%

REPURCHASE AGREEMENTS – 2.2%

Bank of America Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $53,946 collateralized by U.S. Government Agency Securities, 2.00% to 5.00%, maturing 8/01/23 to 4/01/59; total market value of $55,025.	$53,946	$53,946

Citigroup Global Markets Ltd., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $205,003 collateralized by U.S. Government Agency & Treasury Securities, 0.50% to 6.50%, maturing 5/31/20 to 2/01/57; total market value of $209,103.	205,003	205,003

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $205,003 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $209,103.	205,003	205,003

ANNUAL REPORT / April 30, 2020

33	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $205,003 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $209,103.	$205,003	$205,003

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $205,003 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $209,103.	205,003	205,003

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $205,003 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $209,103.	205,003	205,003

TOTAL REPURCHASE AGREEMENTS (COST $1,078,961)		$1,078,961

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON
LOAN
(COST $1,078,961)		$1,078,961

TOTAL INVESTMENTS – 103.2% (COST $49,094,907)		$51,111,351

COLLATERAL FOR SECURITIES ON LOAN – (2.2%)		(1,078,961)

OTHER LIABILITIES LESS ASSETS – (1.0%)		(521,609)

TOTAL NET ASSETS – 100.0%		$49,510,781

Cost of investments for Federal income tax purposes is $49,094,907. The net unrealized appreciation/(depreciation) of investments was $2,016,444. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,352,485 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(336,041).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$14,090	$—	$14,090

Corporate Bonds	—	32,916,229	—	32,916,229

Government Agency	—	501,984	—	501,984

Investment Company	506,640	—	—	506,640

Mortgage-Backed Securities	—	667,131	—	667,131

U.S. Treasury	—	14,817,545	—	14,817,545

Money Market Fund	608,771	—	—	608,771

Repurchase Agreements	—	1,078,961	—	1,078,961

Total	$1,115,411	$49,995,940	$—	$51,111,351

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (concluded)	34

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2020, these liquid restricted securities amounted to $759,346 representing 1.53% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

BKNT	Bank Note

ETF	Exchange-Traded Fund

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

PLC	Public Limited Company

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

35

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

U.S. Treasury Notes	34.7%

Health Care Providers & Services	7.5%

Commercial Paper	5.1%

Food & Staples Retailing	4.0%

Electric	3.7%

Automotive	3.4%

Federal National Mortgage Association (FNMA)	3.2%

Commercial Banks	2.9%

Transportation	2.9%

Real Estate Investment Trusts	2.2%

Computers	2.1%

Diversified Financial Services	2.1%

Biotechnology	2.1%

Consumer Finance	2.1%

Pharmaceuticals	2.0%

Investment Company	1.9%

Telecommunications	1.8%

Federal Home Loan Mortgage Corporation (FHLMC)	1.8%

Oil & Gas	1.6%

Pipelines	1.5%

Media	1.1%

Health Care Equipment & Supplies	1.0%

Retail	0.6%

Aerospace & Defense	0.6%

Semiconductors	0.6%

Capital Markets	0.5%

Commercial Services & Supplies	0.5%

Building Products	0.5%

Government National Mortgage Association (GNMA)	0.5%

Percentage of Total Net Assets

Whole Loan	0.2%

Insurance	0.1%

Cash Equivalents[1]	5.3%

Other Assets and Liabilities – Net[2]	(0.1)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets

U.S. Government Agency Securities	5.5%

U.S. Treasury	34.7%

A / A	11.7%

BBB / Baa	31.2%

BB / Ba	4.6%

Not Rated	12.4%

Other Assets and Liabilities – Net[2]	(0.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, (UST Yield Curve CMT 1 Year + 2.07%, Cap 11.19%, Floor 2.07%), 4.07%, 9/01/27Δ	$35	$36

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $35)		$36

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.0%**

Series 1993-1577, Class PK, 6.50%, 9/15/23	5,650	6,069

Description	Par Value	Value

Series 1993-1644, Class K, 6.75%, 12/15/23	$4,338	$4,637

Series 1994-1686, Class PJ, 5.00%, 2/15/24	455	477

Series 2011-3799, Class GK, 2.75%, 1/15/21	5,769	5,794

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$16,977

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.6%

Series 1993-113, Class PK, 6.50%, 7/25/23	7,065	7,571

Series 1993-127, Class H, 6.50%, 7/25/23	7,165	7,625

Series 1993-202, Class J, 6.50%, 11/25/23	4,620	4,982

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)	36

Description	Par Value	Value

Series 1994-3, Class PL, 5.50%, 1/25/24	$8,108	$8,588

Series 1994-55, Class H, 7.00%, 3/25/24	9,088	9,776

Series 2011-66, Class QE, 2.00%, 7/25/21	37,961	38,195

Series 2011-81, Class PA, 3.50%, 8/25/26	659,123	695,057

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$771,794

WHOLE LOAN – 0.2%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 3.87%, 2/25/34Δ	51,630	49,493

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 3.97%, 11/25/35Δ	58,763	55,390

TOTAL WHOLE LOAN		$104,883

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $896,738)		$893,654

COMMERCIAL PAPER – 5.1%◆

ABB Treasury Center USA, Inc.,
1.60%, 5/28/20Ω	1,000,000	998,756

Dupont De Nemours, Inc.,
1.25%, 5/13/20Ω	1,500,000	1,499,323

TOTAL COMMERCIAL PAPER (COST $2,498,175)		$2,498,079

CORPORATE BONDS – 47.4%

AEROSPACE & DEFENSE – 0.6%

General Dynamics Corp.,
Company Guaranteed, 3.25%, 4/01/25	285,000	311,014

AUTOMOTIVE – 3.4%

Ford Motor Co.,
Sr. Unsecured, 8.50%, 4/21/23	200,000	198,635

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.58%, 3/18/24	250,000	236,703

General Motors Financial Co., Inc.,
Company Guaranteed, 3.20%, 7/13/20	500,000	498,195

PACCAR Financial Corp.,
Sr. Unsecured, MTN, 2.65%, 5/10/22	340,000	347,525

PACCAR Financial Corp.,
Sr. Unsecured, MTN, 2.65%, 4/06/23	130,000	134,923

PACCAR Financial Corp.,
Sr. Unsecured, MTN, 1.80%, 2/06/25	250,000	252,050

TOTAL AUTOMOTIVE		$1,668,031

BIOTECHNOLOGY – 2.1%

Amgen, Inc.,
Sr. Unsecured, 2.20%, 5/11/20	1,000,000	1,000,235

BUILDING PRODUCTS – 0.5%

Carrier Global Corp.,
Sr. Unsecured, 1.92%, 2/15/23Ω	250,000	251,085

CAPITAL MARKETS – 0.5%

Morgan Stanley,
Sr. Unsecured, GMTN, 5.50%, 7/24/20	265,000	267,463

Description	Par Value	Value

COMMERCIAL BANKS – 2.9%

Credit Suisse AG,
Sr. Unsecured, 2.10%, 11/12/21	$390,000	$394,391

Toronto-Dominion Bank (The),
Sr. Unsecured, MTN, 2.65%, 6/12/24	1,000,000	1,041,114

TOTAL COMMERCIAL BANKS		$1,435,505

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Global Payments, Inc.,
Sr. Unsecured, 2.65%, 2/15/25	250,000	257,197

COMPUTERS – 2.1%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 3.60%, 10/15/20	1,000,000	1,007,296

CONSUMER FINANCE – 2.1%

Capital One Financial Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.76%), 2.47%, 5/12/20Δ	1,000,000	1,000,232

DIVERSIFIED FINANCIAL SERVICES – 2.1%

Wells Fargo & Co.,
Sr. Unsecured, MTN, 3.00%, 1/22/21	500,000	506,751

Wells Fargo Bank NA,
Sr. Unsecured, BKNT, (3 Month USD LIBOR + 0.66%), 1.66%, 9/09/22Δ	500,000	494,041

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,000,792

ELECTRIC – 3.7%

Ameren Corp.,
Sr. Unsecured, 2.70%, 11/15/20	300,000	302,363

Consolidated Edison Co. of New York, Inc.,
Sr. Unsecured, 4.45%, 6/15/20	500,000	501,806

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	1,000,000	1,000,242

TOTAL ELECTRIC		$1,804,411

FOOD & STAPLES RETAILING – 4.0%

Campbell Soup Co.,
Sr. Unsecured, 3.30%, 3/19/25	200,000	213,081

Conagra Brands, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.75%), 1.85%, 10/22/20Δ	190,000	189,942

Conagra Brands, Inc.,
Sr. Unsecured, 3.80%, 10/22/21	500,000	515,792

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22	1,000,000	1,029,288

TOTAL FOOD & STAPLES RETAILING		$1,948,103

HEALTH CARE EQUIPMENT & SUPPLIES – 1.0%

Becton Dickinson & Co.,
Sr. Unsecured, 2.40%, 6/05/20	500,000	499,711

HEALTH CARE PROVIDERS & SERVICES – 7.5%

Cigna Corp.,
Company Guaranteed, 3.20%, 9/17/20	700,000	703,515

ANNUAL REPORT / April 30, 2020

37	PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

CVS Health Corp.,
Sr. Unsecured, 2.80%, 7/20/20	$500,000	$501,111

Elanco Animal Health, Inc.,
Sr. Unsecured, 4.66%, 8/27/21	500,000	509,670

McKesson Corp.,
Sr. Unsecured, 3.65%, 11/30/20	445,000	450,564

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.95%, 10/15/20	1,500,000	1,500,221

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,665,081

INSURANCE – 0.1%

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	44,000	45,808

MEDIA – 1.1%

Discovery Communications LLC,
Company Guaranteed, 3.30%, 5/15/22	500,000	513,051

OIL & GAS – 1.6%

Occidental Petroleum Corp.,
Sr. Unsecured, 4.85%, 3/15/21#	822,000	789,766

PHARMACEUTICALS – 2.0%

AbbVie, Inc.,
Sr. Unsecured, 3.38%, 11/14/21	350,000	361,778

AbbVie, Inc.,
Sr. Unsecured, 2.30%, 11/21/22Ω	500,000	512,354

Bristol-Myers Squibb Co.,
Sr. Unsecured, (3 Month USD LIBOR +
0.38%), 2.07%, 5/16/22ΔΩ	85,000	84,424

TOTAL PHARMACEUTICALS		$958,556

PIPELINES – 1.5%

Enterprise Products Operating LLC,
Company Guaranteed, 3.35%, 3/15/23	500,000	517,828

MPLX LP,
Sr. Unsecured, (3 Month USD LIBOR + 1.10%), 2.10%, 9/09/22Δ	250,000	222,127

TOTAL PIPELINES		$739,955

REAL ESTATE INVESTMENT TRUSTS – 2.2%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	500,000	560,009

Welltower, Inc.,
Sr. Unsecured, 4.50%, 1/15/24	500,000	518,597

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,078,606

RETAIL – 0.6%

Target Corp.,
Sr. Unsecured, 2.25%, 4/15/25	300,000	315,762

SEMICONDUCTORS – 0.6%

QUALCOMM, Inc.,
Sr. Unsecured, 2.90%, 5/20/24	275,000	293,986

TELECOMMUNICATIONS – 1.8%

AT&T, Inc.,
Sr. Unsecured, (3 Month USD LIBOR +
0.93%), 2.30%, 6/30/20Δ	900,000	900,562

Description	Par Value	Value

TRANSPORTATION – 2.9%

Union Pacific Corp.,
Sr. Unsecured, 3.20%, 6/08/21	$1,375,000	$1,404,351

TOTAL CORPORATE BONDS (COST $22,979,348)		$23,156,559

	Number of Shares

INVESTMENT COMPANY – 1.9%

EXCHANGE-TRADED FUND – 1.9%

iShares 0-5 Year High Yield Corporate Bond ETF	21,500	$907,730

TOTAL INVESTMENT COMPANY (COST $997,677)		$907,730

	Par Value

MORTGAGE-BACKED SECURITIES – 3.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.8%

Pool G12709, 5.00%, 7/01/22	$18,121	$18,893

Pool C80328, 7.50%, 7/01/25	9,574	10,701

Pool G14695, 4.50%, 6/01/26	84,038	88,547

Pool G01425, 7.50%, 5/01/32	34,403	39,888

Pool C78010, 5.50%, 4/01/33	386,194	437,779

Pool A18401, 6.00%, 2/01/34	180,162	210,064

Pool G01831, 6.00%, 5/01/35	55,337	64,406

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$870,278

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.6%

Pool MA0909, 3.00%, 11/01/21	61,688	62,828

Pool 334593, 7.00%, 5/01/24	20,558	24,094

Pool AE2520, 3.00%, 1/01/26	88,124	93,079

Pool 436746, 6.50%, 8/01/28	18,333	21,388

Pool 440401, 6.50%, 8/01/28	53,176	60,161

Pool 323419, 6.00%, 12/01/28	21,108	24,728

Pool 485678, 6.50%, 3/01/29	11,542	13,264

Pool 252439, 6.50%, 5/01/29	9,549	11,100

Pool 545051, 6.00%, 9/01/29	22,602	26,191

Pool 725418, 6.50%, 5/01/34	59,111	70,321

Pool 833143, 5.50%, 9/01/35	278,815	315,000

Pool 843323, 5.50%, 10/01/35	14,536	16,532

Pool 255933, 5.50%, 11/01/35	48,593	55,682

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$794,368

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.5%

Pool 306066, 8.50%, 7/15/21	487	507

Pool 1061, 9.00%, 4/20/23	4,503	4,795

Pool 346572, 7.00%, 5/15/23	2,000	2,187

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)	38

Description	Par Value	Value

Pool 484269, 7.00%, 9/15/28	$17,646	$19,328

Pool 592505, 6.00%, 4/15/33	119,757	140,447

Pool 581522, 6.00%, 5/15/33	51,708	60,635

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$227,899

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,721,841)		$1,892,545

U.S. TREASURY – 34.7%

U.S. TREASURY NOTES – 34.7%

1.13%, 8/31/21	495,000	501,143

1.13%, 2/28/25	3,540,000	3,672,509

1.38%, 1/31/25	200,000	209,611

1.63%, 6/30/21	440,000	447,382

1.75%, 6/30/22	1,150,000	1,188,284

1.75%, 7/15/22	3,000,000	3,101,287

1.75%, 12/31/24	1,500,000	1,596,922

1.88%, 7/31/22	1,000,000	1,037,360

2.50%, 1/15/22	1,000,000	1,038,994

2.75%, 9/15/21	4,000,000	4,140,906

TOTAL U.S. TREASURY NOTES		$16,934,398

TOTAL U.S. TREASURY (COST $16,377,054)		$16,934,398

	Number of Shares

MONEY MARKET FUND – 4.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	2,393,035	$2,393,035

TOTAL MONEY MARKET FUND (COST $2,393,035)		$2,393,035

TOTAL INVESTMENTS IN SECURITIES – 99.7% (COST $47,863,903)		$48,676,036

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.4%

REPURCHASE AGREEMENTS – 0.4%

Bank of America Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $8,676 collateralized by U.S. Government Agency Securities, 2.00% to 5.00%, maturing 8/01/23 to 4/01/59; total market value of $8,850.	$8,676	$8,676

Description	Par Value	Value

Citigroup Global Markets Ltd., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $32,964 collateralized by U.S. Government Agency & Treasury Securities, 0.50% to 6.50%, maturing 5/31/20 to 2/01/57; total market value of $33,623.	$32,964	$32,964

Daiwa Capital Markets America, 0.05%, dated 4/30/20, due 5/01/20, repurchase price $32,964 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/07/20 to 3/01/52; total market value of $33,623.	32,964	32,964

Deutsche Bank Securities, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $32,964 collateralized by U.S. Government Agency & Treasury Securities, 0.43% to 8.75%, maturing 8/15/20 to 4/01/50; total market value of $33,623.	32,964	32,964

HSBC Securities USA, Inc., 0.03%, dated 4/30/20, due 5/01/20, repurchase price $32,964 collateralized by U.S. Government Agency Securities, 2.45% to 5.00%, maturing 2/20/49 to 4/15/55; total market value of $33,623.	32,964	32,964

RBC Dominion Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $32,964 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 7/15/24 to 5/01/50; total market value of $33,623.	32,964	32,964

TOTAL REPURCHASE AGREEMENTS (COST $173,496)		$173,496

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $173,496)		$173,496

TOTAL INVESTMENTS – 100.1% (COST $48,037,399)		$48,849,532

COLLATERAL FOR SECURITIES ON LOAN – (0.4%)		(173,496)

OTHER ASSETS LESS LIABILITIES – 0.3%		131,368

TOTAL NET ASSETS – 100.0%		$48,807,404

Cost of investments for Federal income tax purposes is $48,040,815. The net unrealized appreciation/(depreciation) of investments was $808,717. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,023,113 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(214,396).

ANNUAL REPORT / April 30, 2020

39	PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$36	$—	$36

Collateralized Mortgage Obligations	—	893,654	—	893,654

Commercial Paper	—	2,498,079	—	2,498,079

Corporate Bonds	—	23,156,559	—	23,156,559

Investment Company	907,730	—	—	907,730

Mortgage-Backed Securities	—	1,892,545	—	1,892,545

U.S. Treasury	—	16,934,398	—	16,934,398

Money Market Fund	2,393,035	—	—	2,393,035

Repurchase Agreements	—	173,496	—	173,496

Total	$3,300,765	$45,548,767	$—	$48,849,532

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2020, these liquid restricted securities amounted to $3,345,942 representing 6.86% of total net assets.

◆	The rate shown reflects the effective yield at purchase date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
BKNT	Bank Note

CMT	Constant Maturity Treasury

ETF	Exchange-Traded Fund

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

USD	United States Dollar

UST	U.S. Treasury

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

40

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

General Obligations	23.2%

Housing	18.0%

Higher Education	8.9%

Development	6.9%

Dedicated Tax	6.4%

Airport	6.3%

Water	6.3%

Medical	4.6%

Lease	3.1%

Hospital	2.6%

Transportation	2.6%

School District	2.2%

Utilities	1.8%

Student Loan	1.7%

Education	1.6%

Power	0.3%

Facilities	0.3%

Cash Equivalents[1]	4.2%

Other Assets and Liabilities – Net[2]	(1.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA / Aaa	18.3%

AA / Aa	37.4%

A / A	23.0%

BBB / Baa	14.6%

Not Rated	7.7%

Other Assets and Liabilities – Net[2]	(1.0)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

MUNICIPAL BONDS – 96.8%

ALABAMA – 1.0%

GENERAL OBLIGATIONS – 0.1%

State of Alabama, AL, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 8/01/22	$250,000	$272,055

Description	Par Value	Value

HIGHER EDUCATION – 0.3%

University of South Alabama, AL, Advance Refunding Revenue Bonds, (AGM), 5.00%, 11/01/31	$1,000,000	$1,165,730

WATER – 0.6%

Huntsville Water Revenue Warrants, AL, Revenue Bonds, 5.00%, 11/01/34	1,840,000	2,119,459

TOTAL ALABAMA		$3,557,244

ANNUAL REPORT / April 30, 2020

41	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

ALASKA – 0.6%

HIGHER EDUCATION – 0.6%

University of Alaska, AK, Revenue Bonds, (Series T), 5.00%, 10/01/29	$1,810,000	$1,951,379

TOTAL ALASKA		$1,951,379

ARIZONA – 3.7%

DEVELOPMENT – 1.7%

Chandler Industrial Development Authority, AZ, Revenue Bonds, (Intel Corporation Project), 5.00%, 6/01/49Δ	5,000,000	5,570,100

Industrial Development Authority of the City of Phoenix (The), AZ, Stadium Revenue Bonds, (Bank One Ballpark Project), (AMBAC), 6.85%, 12/01/25	155,000	179,030

TOTAL DEVELOPMENT		$5,749,130

EDUCATION – 1.4%

Arizona Industrial Development Authority, AZ, Revenue Bonds, (Equitable School Revolving Fund)

5.00%, 11/01/26	1,000,000	1,201,800

5.00%, 11/01/30	1,000,000	1,220,000

5.00%, 11/01/32	865,000	1,037,732

La Paz County Industrial Development Authority, AZ, Revenue Bonds, (Charter School Solutions - Harmony Public Schools Project), (Series A), 5.00%, 2/15/28	1,300,000	1,410,760

TOTAL EDUCATION		$4,870,292

HOUSING – 0.6%

Industrial Development Authority of the County of Pima (The), AZ, Revenue Bonds, 8.20%, 9/01/21	1,740,000	1,845,079

TOTAL ARIZONA		$12,464,501

ARKANSAS – 1.3%

DEDICATED TAX – 0.8%

Fayetteville City, AR, Revenue Bonds, (Sales and Use Tax), (Series A), 2.00%, 11/01/29	2,565,000	2,611,478

SCHOOL DISTRICT – 0.5%

Siloam Springs School District No. 21 of Benton County, AR, GO Limited, Current Refunding Bonds, AD Valorem Property Tax, 2.00%, 6/01/24	1,720,000	1,765,511

TOTAL ARKANSAS		$4,376,989

CALIFORNIA – 2.1%

GENERAL OBLIGATIONS – 1.2%

California State Public Works Board, CA, Current Refunding Revenue Bonds, (Series F), 5.00%, 5/01/20	1,165,000	1,165,085

State of California, CA, GO Unlimited Current Refunding, 5.00%, 4/01/32	2,250,000	2,963,273

TOTAL GENERAL OBLIGATIONS		$4,128,358

Description	Par Value	Value

HIGHER EDUCATION – 0.0%**

California Educational Facilities Authority, CA, Revenue Bonds, (Pooled College and University Projects), (1999 Series B), 5.25%, 4/01/24	$10,000	$10,875

HOUSING – 0.0%**

California Statewide Communities Development Authority, CA, Multi Family Revenue Bonds, (Series N), (Affordable - Village II Apartments), 4.38%, 1/01/23	45,000	46,303

POWER – 0.3%

M-S-R Public Power Agency, CA, Revenue Bonds, (Series E), (NATL), 6.00%, 7/01/22	175,000	185,297

Redding City Electric System Revenue, CA, Revenue Bonds, (NATL), 6.37%, 7/01/22	800,000	841,496

TOTAL POWER		$1,026,793

SCHOOL DISTRICT – 0.4%

Los Angeles Unified School District, CA, GO Unlimited, AD Valorem Property Tax, (Series RYQ), 5.00%, 7/01/25	1,000,000	1,180,420

WATER – 0.2%

Metropolitan Water District of Southern California, CA, Unrefunded Revenue Bonds, (Series A), (FGIC-TCRS), 5.75%, 7/01/21	820,000	833,407

TOTAL CALIFORNIA		$7,226,156

COLORADO – 2.2%

AIRPORT – 0.9%

City & County of Denver, CO, Airport System Revenue Bonds, (Sub-Series A), 5.00%, 12/01/31	2,500,000	2,958,250

HOUSING – 0.6%

Colorado Housing & Finance Authority, CO, Single Family Revenue Bonds, (Series B), 3.75%, 5/01/50	2,000,000	2,123,680

MEDICAL – 0.7%

Colorado Health Facilities Authority, CO, Revenue Bonds, (CommonSpirit Health), (Series B-2), 5.00%, 8/01/49Δ	2,000,000	2,263,460

TOTAL COLORADO		$7,345,390

CONNECTICUT – 3.3%

GENERAL OBLIGATIONS – 0.5%

State of Connecticut, CT, GO Unlimited, (Series E), 5.00%, 10/15/23	1,035,000	1,142,557

State of Connecticut, CT, GO Unlimited, Refunding Notes, (Series E), 5.00%, 9/15/27	500,000	591,025

TOTAL GENERAL OBLIGATIONS		$1,733,582

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	42

Description	Par Value	Value

HIGHER EDUCATION – 1.3%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Series R), Fairfield University, 5.00%, 7/01/31	$1,385,000	$1,551,048

University of Connecticut, CT, Revenue Bonds, (Series A)

5.00%, 3/15/31	1,480,000	1,736,055

5.00%, 1/15/33	1,000,000	1,139,620

TOTAL HIGHER EDUCATION		$4,426,723

HOUSING – 1.5%

Connecticut Housing Finance Authority, CT, Current Refunding Revenue Bonds, (Home Mortgage Finance Program), (Sub-Series D-1), 4.00%, 11/15/49	3,000,000	3,249,390

Connecticut Housing Finance Authority, CT, Revenue Bonds, (Sub-Series A-2), 4.00%, 11/15/41	1,730,000	1,828,264

TOTAL HOUSING		$5,077,654

TOTAL CONNECTICUT		$11,237,959

DELAWARE – 0.7%

GENERAL OBLIGATIONS – 0.7%

State of Delaware, DE, GO Unlimited, (Series A), 5.00%, 1/01/29	1,810,000	2,348,511

TOTAL DELAWARE		$2,348,511

DISTRICT OF COLUMBIA – 0.7%

GENERAL OBLIGATIONS – 0.7%

District of Columbia, DC, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), 5.00%, 6/01/31	2,080,000	2,540,512

TOTAL DISTRICT OF COLUMBIA		$2,540,512

FLORIDA – 5.7%

AIRPORT – 1.0%

Broward County, FL, Airport System Revenue Bonds, 5.00%, 10/01/27	1,500,000	1,767,630

Miami-Dade County, FL, Seaport Department, Revenue Bonds, (Series B), 6.00%, 10/01/24	1,500,000	1,727,205

TOTAL AIRPORT		$3,494,835

GENERAL OBLIGATIONS – 0.5%

Broward County, FL, GO Unlimited, Refunding Bonds, (Parks and Land Preservation Project), AD Valorem Property Tax, 5.00%, 1/01/24	1,500,000	1,597,605

Miami-Dade County, FL, Revenue Bonds, (Sports Franchise Facilities), (NATL), 5.25%, 10/01/30	65,000	83,141

TOTAL GENERAL OBLIGATIONS		$1,680,746

Description	Par Value	Value

HIGHER EDUCATION – 1.5%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project)

5.00%, 4/01/28	$750,000	$849,923

5.00%, 4/01/30	750,000	840,052

5.00%, 4/01/31	750,000	835,665

5.00%, 4/01/33	750,000	819,832

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 3/01/28	1,600,000	1,681,920

TOTAL HIGHER EDUCATION		$5,027,392

HOUSING – 1.7%

Capital Trust Agency, Inc., FL, Multi Family Revenue Bonds, (Mission Springs Apartments Project), 5.38%, 12/01/52	415,000	470,261

Capital Trust Agency, Inc., FL, Multi Family Revenue Bonds, (Mission Springs Apartments Project), (Series A), 3.25%, 12/01/27	500,000	541,225

Florida Gulf Coast University Financing Corp., FL, Current Refunding Revenue Bonds, (Housing Project)

5.00%, 2/01/25	500,000	557,205

5.00%, 2/01/26	500,000	565,805

Pinellas County Housing Finance Authority, FL, Single Family Revenue Bonds, (Series A), 4.00%, 3/01/50	3,400,000	3,638,884

TOTAL HOUSING		$5,773,380

WATER – 1.0%

Miami-Dade County, FL, Water & Sewer System Revenue, Advance Refunding Revenue Bonds, (Series B), 5.00%, 10/01/30	2,645,000	3,086,503

Village of Royal Palm Beach Utility System Revenue, FL, Revenue Bonds, Public Improvements, (NATL), 4.50%, 10/01/22	185,000	192,439

TOTAL WATER		$3,278,942

TOTAL FLORIDA		$19,255,295

GEORGIA – 0.6%

GENERAL OBLIGATIONS – 0.1%

Cobb-Marietta Coliseum & Exhibit Hall Authority, GA, Refunding Revenue Bonds, (NATL), 5.63%, 10/01/26	220,000	230,067

HIGHER EDUCATION – 0.5%

Development Authority of Bulloch County, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), 5.00%, 7/01/31	1,575,000	1,830,701

TOTAL GEORGIA		$2,060,768

ANNUAL REPORT / April 30, 2020

43	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

HAWAII – 0.4%

GENERAL OBLIGATIONS – 0.4%

State of Hawaii, HI, GO Unlimited, (Series FT), 5.00%, 1/01/26	$1,075,000	$1,287,560

TOTAL HAWAII		$1,287,560

ILLINOIS – 16.5%

AIRPORT – 0.7%

Chicago Midway International Airport, IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 1/01/29	2,250,000	2,401,875

DEDICATED TAX – 1.2%

Regional Transportation Authority, IL, Revenue Bonds, (Series B), 5.00%, 6/01/33	1,450,000	1,750,657

Sales Tax Securitization Corp., IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 1/01/26	2,000,000	2,217,940

TOTAL DEDICATED TAX		$3,968,597

GENERAL OBLIGATIONS – 12.0%

Chester City, IL, GO Unlimited Current Refunding, AD Valorem Property Tax, (BAM), 2.10%, 5/01/21	195,000	195,530

Chicago Park District, IL, GO Unlimited Current Refunding, AD Valorem Property Tax, (Series D)

5.00%, 1/01/26	1,250,000	1,332,050

5.00%, 1/01/27	3,455,000	3,682,546

Chicago, IL, GO Limited, (Lakefront Millennium Parking Facilities), (NATL), 5.75%, 1/01/23	50,000	54,303

Chicago, IL, GO Unlimited Current Refunding, AD Valorem Property Tax, (Series A), 5.00%, 1/01/25	3,000,000	3,074,700

Cook County, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), (AGM), 5.00%, 11/15/26	2,050,000	2,455,941

Metropolitan Pier & Exposition Authority, IL, Revenue Bonds, Public Improvements, (McCormick Place Convention), 7.00%, 7/01/26	11,750,000	13,894,257

Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Water Utility & Sewer Improvements), AD Valorem Property Tax, (Series C-Green Bond), 5.00%, 12/01/28	7,040,000	7,919,366

State of Illinois, IL, GO Unlimited, Public Improvements, (Series B), 5.00%, 12/01/25	7,935,000	7,801,692

Village of Matteson, IL, Revenue Bonds, Public Improvements, (Capital Appreciation Debt Certificates), 8.00%, 12/01/29	255,000	284,611

TOTAL GENERAL OBLIGATIONS		$40,694,996

HOUSING – 2.5%

Illinois Housing Development Authority, IL, Multi Family Revenue Bonds, 7.00%, 7/01/23	245,000	257,382

Description	Par Value	Value

Illinois Housing Development Authority, IL, Multi Family Revenue Bonds, (Marshall Field Garden Apartment Homes), 1.22%, 5/15/50Δ	$925,000	$926,665

Illinois Housing Development Authority, IL, Single Family Revenue Bonds, (Series A), 3.75%, 4/01/50	2,850,000	3,041,691

Illinois Housing Development Authority, IL, Single Family Revenue Bonds, (Series D), 3.75%, 4/01/50	3,975,000	4,232,659

TOTAL HOUSING		$8,458,397

MEDICAL – 0.1%

Illinois Health Facilities Authority, IL, Refunding Revenue Bonds, (Franciscan Sisters Health Care), (NATL), 6.25%, 9/01/21	35,000	36,421

Illinois Health Facilities Authority, IL, Refunding Revenue Bonds, (Series A), (Evangelical Hospital), 6.25%, 4/15/22	300,000	320,826

Illinois Health Facilities Authority, IL, Revenue Bonds, (Series B), (Ancilla Systems Inc.), (NATL), 5.25%, 7/01/22	120,000	125,480

TOTAL MEDICAL		$482,727

WATER – 0.0%**

Chicago City, Waterworks Revenue, IL, Refunding Revenue Bonds, (Second Lien), (BHAC-CR AMBAC), 5.75%, 11/01/30	50,000	62,827

TOTAL ILLINOIS		$56,069,419

INDIANA – 2.8%

DEVELOPMENT – 2.1%

Whiting City, IN, Current Refunding Revenue Bonds, (BP Products North America Inc. Project), 5.00%, 12/01/44Δ	6,500,000	7,239,440

HOUSING – 0.7%

Indiana Housing & Community Development Authority, IN, Current Refunding Revenue Bonds, (Series C-2), 4.00%, 1/01/37	1,505,000	1,552,889

Indiana Housing & Community Development Authority, IN, Revenue Bonds, (Series A), 3.90%, 7/01/43	805,000	843,576

TOTAL HOUSING		$2,396,465

TOTAL INDIANA		$9,635,905

IOWA – 1.1%

HOUSING – 1.1%

Iowa Finance Authority, IA, Revenue Bonds, (Series D), 3.50%, 1/01/49	3,490,000	3,697,341

TOTAL IOWA		$3,697,341

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	44

Description	Par Value	Value

KANSAS – 0.2%

UTILITIES – 0.2%

Wichita City, Water & Sewer Utility Revenue, KS, Refunding Revenue Bonds, (Series A), 5.00%, 10/01/23	$500,000	$528,840

TOTAL KANSAS		$528,840

KENTUCKY – 1.1%

AIRPORT – 0.4%

Lexington-Fayette Urban County Airport Board Corp., KY, Current Refunding Revenue Bonds, (Series A), 5.00%, 7/01/30	1,350,000	1,452,343

LEASE – 0.7%

Kentucky State Property & Building Commission, KY, Revenue Bonds, Public Improvements, (Project No. 119), 5.00%, 5/01/25	2,000,000	2,234,780

TOTAL KENTUCKY		$3,687,123

LOUISIANA – 1.6%

DEVELOPMENT – 1.6%

Parish of St. John the Baptist, LA, Current Refunding Revenue Bonds, (Marathon Oil Corporation Project), 2.00%, 6/01/37Δ	6,000,000	5,381,340

TOTAL LOUISIANA		$5,381,340

MARYLAND – 2.4%

DEDICATED TAX – 0.2%

Maryland State Department of Transportation, MD, Highways Improvement Revenue Bonds, 4.00%, 5/01/30	500,000	587,120

GENERAL OBLIGATIONS – 1.1%

Anne Arundel County, MD, GO Limited, AD Valorem Property Tax, 5.00%, 10/01/25	3,000,000	3,596,100

MEDICAL – 0.0%**

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Helix Health Issue), (AMBAC), 5.00%, 7/01/27	100,000	116,185

WATER – 1.1%

Washington Suburban Sanitary Commission, MD, Revenue Bonds, (Consolidated Public Improvement Bonds), 5.00%, 6/01/33	3,000,000	3,707,070

TOTAL MARYLAND		$8,006,475

MASSACHUSETTS – 3.5%

HIGHER EDUCATION – 1.4%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Series A), (Emerson College), 5.00%, 1/01/32	2,000,000	2,190,120

Massachusetts Development Finance Agency, MA, Current Refunding Revenue Bonds, (Series L), (Simmons University) 5.00%, 10/01/30	1,180,000	1,319,323

Description	Par Value	Value

5.00%, 10/01/31	$1,000,000	$1,109,670

TOTAL HIGHER EDUCATION		$4,619,113

HOSPITAL – 0.8%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Partners Healthcare System), 5.00%, 7/01/33	2,455,000	2,836,163

HOUSING – 0.1%

Massachusetts Housing Finance Agency, MA, Multi Family Revenue Bonds, 7.00%, 4/01/21	10,000	10,548

Massachusetts Housing Finance Agency, MA, Multi Family Revenue Bonds, (Series B), 3.95%, 12/01/26	195,000	199,553

TOTAL HOUSING		$210,101

MEDICAL – 0.1%

Massachusetts Health & Educational Facilities Authority, MA, Refunding Revenue Bonds, (Partners Healthcare System), (Series F1), (AGM), 1.45%, 7/01/40Δ	500,000	500,000

STUDENT LOAN – 0.7%

Massachusetts Educational Financing Authority, MA, Revenue Bonds, (Issue K), (Series A), 5.00%, 7/01/25	2,200,000	2,447,038

WATER – 0.4%

Massachusetts Water Resources Authority, MA, Refunding Revenue Bonds, (Series B), (AGM), 5.25%, 8/01/33	1,000,000	1,384,610

TOTAL MASSACHUSETTS		$11,997,025

MICHIGAN – 3.7%

DEDICATED TAX – 1.8%

Michigan Finance Authority, MI, Revenue Bonds, (Series H-1), 5.00%, 10/01/25	5,215,000	6,080,377

HOSPITAL – 1.2%

Kalamazoo Hospital Finance Authority, MI, Advance Refunding Revenue Bonds, (Bronson Healthcare Group), 5.00%, 5/15/30	2,055,000	2,320,568

Michigan Finance Authority, MI, Advance Refunding Revenue Bonds, (Series A), (Beaumont Health Credit Group), 5.00%, 8/01/31	1,655,000	1,801,914

TOTAL HOSPITAL		$4,122,482

HOUSING – 0.2%

Michigan State Housing Development Authority, MI, Multi Family Revenue Bonds, (Series A), 3.80%, 10/01/38	300,000	317,841

Michigan State Housing Development Authority, MI, Multi Family Revenue Bonds, (Series A-1), 2.88%, 10/01/34	375,000	382,189

TOTAL HOUSING		$700,030

ANNUAL REPORT / April 30, 2020

45	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

WATER – 0.5%

Michigan Finance Authority, MI, Current Refunding Revenue Bonds, (Series C), (Local Government Loan Program), 5.00%, 7/01/34	$1,450,000	$1,664,034

TOTAL MICHIGAN		$12,566,923

MINNESOTA – 1.9%

HOUSING – 1.9%

Coon Rapids City, MN, Multi Family Revenue Bonds, (Galway Place Community Plaza Projects), (Series A), 2.70%, 8/01/35	2,724,572	2,696,345

Minnesota Housing Finance Agency, MN, Revenue Bonds, (Series F), 3.75%, 1/01/50	3,480,000	3,692,002

TOTAL HOUSING		$6,388,347

TOTAL MINNESOTA		$6,388,347

NEBRASKA – 2.8%

GENERAL OBLIGATIONS – 1.9%

Central Plains Energy Project, NE, Current Refunding Revenue Bonds, 4.00%, 12/01/49Δ	6,000,000	6,494,400

HOUSING – 0.9%

Nebraska Investment Finance Authority, NE, Revenue Bonds, (Series E), 3.75%, 9/01/49	2,950,000	3,113,902

TOTAL NEBRASKA		$9,608,302

NEW JERSEY – 3.0%

HIGHER EDUCATION – 1.3%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	2,000,000	2,215,300

New Jersey Educational Facilities Authority, NJ, Current Refunding Revenue Bonds, (Series B), (Montclair State University), 5.00%, 7/01/30	1,000,000	1,115,490

New Jersey Educational Facilities Authority, NJ, Revenue Bonds, (Series A), (Stevens Institute of Technology), 5.00%, 7/01/31	1,000,000	1,094,360

TOTAL HIGHER EDUCATION		$4,425,150

HOUSING – 0.1%

New Jersey Housing & Mortgage Finance Agency, NJ, Current Refunding Revenue Bonds, (Series A), 3.60%, 11/01/33	400,000	418,396

New Jersey Housing & Mortgage Finance Agency, NJ, Multi Family Revenue Bonds, (Series A), 6.00%, 11/01/23	30,000	31,595

TOTAL HOUSING		$449,991

LEASE – 0.9%

New Jersey Economic Development Authority, NJ, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	1,305,000	1,343,902

Description	Par Value	Value

New Jersey Sports & Exposition Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 9/01/24	$1,685,000	$1,741,380

TOTAL LEASE		$3,085,282

MEDICAL – 0.0%**

New Jersey Health Care Facilities Financing Authority, NJ, Current Refunding Revenue Bonds, (Kennedy Health System), 3.75%, 7/01/27	60,000	65,723

New Jersey Health Care Facilities Financing Authority, NJ, Refunding Revenue Bonds, (Series A), (Saint Clare’s Hospital, Inc.), (AGC), 4.75%, 7/01/25	90,000	102,190

TOTAL MEDICAL		$167,913

TRANSPORTATION – 0.7%

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System), 5.00%, 12/15/28	2,135,000	2,212,885

TOTAL NEW JERSEY		$10,341,221

NEW MEXICO – 1.0%

GENERAL OBLIGATIONS – 1.0%

New Mexico Municipal Energy Acquisition Authority, NM, Revenue Bonds, (Series A), 5.00%, 11/01/39Δ	3,065,000	3,450,056

HIGHER EDUCATION – 0.0%**

University of New Mexico (The), NM, Revenue Bonds, 6.50%, 6/01/21	100,000	100,570

TOTAL NEW MEXICO		$3,550,626

NEW YORK – 4.8%

AIRPORT – 1.0%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (207th Series), 5.00%, 9/15/31	2,500,000	2,903,050

Port Authority of New York & New Jersey, NY, Revenue Bonds, (85th Series), 5.38%, 3/01/28	520,000	598,842

TOTAL AIRPORT		$3,501,892

DEDICATED TAX – 0.2%

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series-C-3), (AGM), 1.50%, 11/01/27Δ	725,000	725,000

GENERAL OBLIGATIONS – 0.6%

New York City, NY, GO Unlimited, Refunding Bonds, AD Valorem Property Tax, (Sub-Series A-2), (AGM), 1.50%, 8/01/26Δ	1,000,000	1,000,000

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	46

Description	Par Value	Value

New York City, NY, GO Unlimited, Refunding Bonds, AD Valorem Property Tax, (Sub-Series A-4), (AGM), 1.50%, 8/01/26Δ	$500,000	$500,000

New York City, NY, GO Unlimited, Refunding Bonds, AD Valorem Property Tax, (Sub-Series A-5), (AGM), 1.50%, 8/01/26Δ	500,000	500,000

TOTAL GENERAL OBLIGATIONS		$2,000,000

HOUSING – 2.4%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), (UBF Faculty-Student Housing Corp.), (AGM), 5.00%, 10/01/32	1,660,000	2,002,475

New York City, NY, Housing Development Corp., Multi Family Revenue Bonds, (Sustainable Neighborhood Bonds), 1.75%, 5/01/59Δ	5,000,000	5,007,300

New York State Mortgage Agency, NY, Single Family Refunding Revenue Bonds, (Series 183), 3.75%, 4/01/23	1,000,000	1,055,650

TOTAL HOUSING		$8,065,425

MEDICAL – 0.6%

New York State Dormitory Authority, NY, Revenue Bonds, (Memorial Sloan-Kettering Cancer Center), (NATL), 5.50%, 7/01/23	1,915,000	2,082,084

TOTAL NEW YORK		$16,374,401

NORTH CAROLINA – 0.5%

MEDICAL – 0.1%

North Carolina Medical Care Commission, NC, Revenue Bonds, (First Mortgage), (Whitestone Project), (Series A), 6.25%, 3/01/21	15,000	15,644

Wake County, NC, Refunding Revenue Bonds, Hospital System, (NATL), 5.13%, 10/01/26	100,000	112,497

TOTAL MEDICAL		$128,141

POWER – 0.0%**

North Carolina Eastern Municipal Power Agency, NC, Revenue Bonds, (Series A), 6.40%, 1/01/21	35,000	36,293

TRANSPORTATION – 0.4%

North Carolina Turnpike Authority, NC, Current Refunding Revenue Bonds, (Senior Lien), (AGM), 5.00%, 1/01/32	1,250,000	1,475,925

TOTAL NORTH CAROLINA		$1,640,359

OHIO – 4.2%

DEVELOPMENT – 0.6%

Ohio Air Quality Development Authority, OH, Refunding Revenue Bonds, (American Electric Power Company Project), 2.10%, 7/01/28Δ	2,000,000	1,937,740

HOUSING – 1.3%

Ohio Housing Finance Agency, OH, Revenue Bonds, (Series B), 4.50%, 3/01/50	3,970,000	4,332,540

Description	Par Value	Value

LEASE – 0.3%

Buckeye Tobacco Settlement Financing Authority, OH, Revenue Bonds, (Senior Convertible Capital Appreciation Assets), 6.25%, 6/01/37	$1,000,000	$1,112,800

MEDICAL – 1.0%

Mahoning, County, OH, Hospital Improvement Revenue Bonds, (Western Reserve Care System Project), (NATL), 5.50%, 10/15/25	55,000	61,573

Montgomery County, OH, Current Refunding Revenue Bonds, (Premier Health Partners Obligated Group), 5.00%, 11/15/28	3,035,000	3,232,761

Montgomery County, OH, Hospital Improvement Revenue Bonds, (Unrefunded - Catholic Health Initiatives), 5.25%, 5/01/29	10,000	11,188

TOTAL MEDICAL		$3,305,522

TRANSPORTATION – 0.6%

Ohio Turnpike & Infrastructure Commission, OH, Refunding Revenue Bonds, (Series A), (NATL), 5.50%, 2/15/24	1,985,000	2,203,529

WATER – 0.4%

Ohio Water Development Authority Water Pollution Control Loan Fund, OH, Lease Revenue Bonds, (Series A), 5.00%, 12/01/31	1,000,000	1,298,880

TOTAL OHIO		$14,191,011

OREGON – 0.7%

SCHOOL DISTRICT – 0.7%

Multnomah County, School District No. 1 Portland Public Schools, OR, GO Unlimited, AD Valorem Property Tax, 5.00%, 6/15/24	2,000,000	2,311,720

TOTAL OREGON		$2,311,720

PENNSYLVANIA – 6.7%

AIRPORT – 0.5%

Philadelphia Airport, PA, Refunding Revenue Bonds, (Series B), 5.00%, 7/01/30	1,500,000	1,709,985

DEDICATED TAX – 0.7%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,366,520

DEVELOPMENT – 0.9%

Pennsylvania Economic Development Financing Authority, PA, Revenue Bonds, (Waste Management Inc., Project), 1.75%, 8/01/38Δ	3,000,000	2,882,940

EDUCATION – 0.2%

Bucks County Industrial Development Authority, PA, Current Refunding Revenue Bonds, (George School Project) 5.00%, 9/15/32	180,000	227,180

ANNUAL REPORT / April 30, 2020

47	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

5.00%, 9/15/33	$125,000	$156,911

5.00%, 9/15/34	130,000	162,687

TOTAL EDUCATION		$546,778

FACILITIES – 0.3%

Delaware Valley Regional Finance Authority, PA, Revenue Bonds, (Series C), 0.75%, 9/01/48Δ	1,000,000	989,350

GENERAL OBLIGATIONS – 0.2%

Bethlehem Authority, PA, Revenue Bonds, Public Improvements, (Guaranteed Lease Revenue Bonds), (Series A), (AGM), 5.13%, 12/01/21	20,000	20,624

Commonwealth of Pennsylvania, PA, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series 1), 5.00%, 1/01/27	660,000	803,913

TOTAL GENERAL OBLIGATIONS		$824,537

HIGHER EDUCATION – 1.0%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,048,250

Pennsylvania Higher Educational Facilities Authority, PA, Advance Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,339,553

TOTAL HIGHER EDUCATION		$3,387,803

LEASE – 0.3%

Commonwealth Financing Authority, PA, Revenue Bonds, (Tobacco Master Settlement Payment), 5.00%, 6/01/34	1,000,000	1,131,860

MEDICAL – 0.5%

Dauphin County General Authority, PA, Revenue Bonds, (HAPSCO Group, Inc. Tax Loan Program-Western PA Hospital Project), (Series A), (NATL), 5.50%, 7/01/23	315,000	337,019

Pottsville Hospital Authority, PA, Current Refunding Revenue Bonds, (Schuylkill Health System Project), 6.50%, 7/01/28	1,260,000	1,505,700

TOTAL MEDICAL		$1,842,719

WATER – 2.1%

Philadelphia Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	5,655,000	6,789,676

Pittsburgh Water & Sewer Authority, PA, Current Refunding Revenue Bonds, (Sub-Series B), (AGM), 5.00%, 9/01/33	340,000	452,894

TOTAL WATER		$7,242,570

TOTAL PENNSYLVANIA		$22,925,062

Description	Par Value	Value

RHODE ISLAND – 1.0%

STUDENT LOAN – 1.0%

Rhode Island Student Loan Authority, RI, Revenue Bonds, (Series A)

4.00%, 12/01/27	$1,995,000	$2,073,723

5.00%, 12/01/23	1,200,000	1,319,652

TOTAL STUDENT LOAN		$3,393,375

TOTAL RHODE ISLAND		$3,393,375

SOUTH CAROLINA – 1.3%

HOUSING – 0.4%

South Carolina State Housing Finance & Development Authority, SC, Revenue Bonds, (Series B-2), 4.00%, 7/01/43	1,455,000	1,527,910

LEASE – 0.9%

Tobacco Settlement Revenue Management Authority, SC, Revenue Bonds, (Series B), 6.38%, 5/15/30	2,190,000	2,957,726

TOTAL SOUTH CAROLINA		$4,485,636

SOUTH DAKOTA – 0.6%

HOUSING – 0.6%

South Dakota Housing Development Authority, SD, Single Family Refunding Revenue Bonds, (Series A), 3.75%, 11/01/50	2,000,000	2,132,020

TOTAL SOUTH DAKOTA		$2,132,020

TENNESSEE – 0.5%

HOUSING – 0.5%

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, TN, Multi Family Revenue Bonds, (Collateralized Multifamily Housing Bonds Hermitage Flats Apartments Project), 1.50%, 7/01/20	1,750,000	1,750,980

TOTAL TENNESSEE		$1,750,980

TEXAS – 6.4%

DEDICATED TAX – 0.3%

Texas Transportation Commission State Highway Fund, TX, Refunding Revenue Bonds, (Series A), 5.00%, 4/01/22	915,000	985,629

GENERAL OBLIGATIONS – 1.1%

Collin County Community College District, TX, GO Limited, AD Valorem Property Tax, (Series A)

5.00%, 8/15/27	1,000,000	1,244,930

5.00%, 8/15/33	2,000,000	2,518,700

TOTAL GENERAL OBLIGATIONS		$3,763,630

HIGHER EDUCATION – 1.0%

Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools) 5.00%, 8/15/27	1,000,000	1,241,030

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	48

Description	Par Value	Value

5.00%, 8/15/29	$1,000,000	$1,252,680

5.00%, 8/15/31	835,000	985,918

TOTAL HIGHER EDUCATION		$3,479,628

HOUSING – 0.9%

Texas Department of Housing & Community Affairs, TX, Revenue Bonds, (Series A), 4.00%, 3/01/50	2,730,000	2,956,508

MEDICAL – 0.0%**

North Central Texas Health Facility Development Corp., TX, Refunding Revenue Bonds, (Presbyterian Healthcare System), (Series B), (NATL), 5.50%, 6/01/21	40,000	40,986

Tarrant County Health Facilities Development Corp., TX, Revenue Bonds, (Harris Methodist Health System), (AMBAC), 6.00%, 9/01/24	35,000	39,220

Tarrant County Health Facilities Development Corp., TX, Revenue Bonds, (Harris Methodist Health System), (FGIC), 6.00%, 9/01/24	45,000	50,425

Tarrant County Health Facilities Development Corp., TX, Revenue Bonds, (Harris Methodist Health System), (NATL-IBC), 6.00%, 9/01/24	30,000	33,617

TOTAL MEDICAL		$164,248

SCHOOL DISTRICT – 0.6%

Beaumont Independent School District, TX, GO Unlimited Current Refunding, AD Valorem Property Tax, 4.00%, 2/15/31	1,000,000	1,139,520

Carroll Independent School District, TX, GO Unlimited, AD Valorem Property Tax, 5.00%, 2/15/23	250,000	277,010

Fort Worth Independent School District, TX, GO Unlimited, Advance Refunding, AD Valorem Property Tax, 5.00%, 2/15/24	350,000	399,241

Northside Independent School District, TX, GO Unlimited, Advance Refunding, AD Valorem Property Tax, 5.00%, 8/15/23	300,000	338,499

TOTAL SCHOOL DISTRICT		$2,154,270

TRANSPORTATION – 0.9%

Central Texas Regional Mobility Authority, TX, Revenue Bonds, (Senior Lien), 5.00%, 1/01/33	1,470,000	1,612,590

Central Texas Turnpike System, TX, Revenue Bonds, (Series C), 5.00%, 8/15/32	1,225,000	1,287,267

TOTAL TRANSPORTATION		$2,899,857

UTILITIES – 1.6%

Austin, TX, Refunding Revenue Bonds, (BHAC-CR NATL-RE), 5.25%, 5/15/25	5,000,000	5,536,700

TOTAL TEXAS		$21,940,470

Description	Par Value	Value

UTAH – 3.5%

AIRPORT – 1.8%

Salt Lake City Corp., UT, Revenue Bonds, (Series A)

5.00%, 7/01/32	$3,000,000	$3,422,190

5.00%, 7/01/33	2,500,000	2,836,450

TOTAL AIRPORT		$6,258,640

GENERAL OBLIGATIONS – 0.4%

State of Utah, UT, GO Unlimited,
5.00%, 7/01/26	1,000,000	1,225,790

MEDICAL – 1.3%

Salt Lake County, UT, Revenue Bonds, (IHC
Health Services), (AMBAC)

5.13%, 2/15/33	3,490,000	3,978,740

5.40%, 2/15/28	500,000	579,345

TOTAL MEDICAL		$4,558,085

TOTAL UTAH		$12,042,515

VIRGINIA – 0.7%

GENERAL OBLIGATIONS – 0.7%

Virginia Public Building Authority, VA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 8/01/24	2,055,000	2,383,389

TOTAL VIRGINIA		$2,383,389

WASHINGTON – 1.8%

DEDICATED TAX – 1.2%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (NATL), 4.75%, 2/01/28	3,820,000	4,306,057

HOSPITAL – 0.6%

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, Overlake Hospital Medical Center, 5.00%, 7/01/33	1,750,000	1,982,925

TOTAL WASHINGTON		$6,288,982

WISCONSIN – 0.2%

GENERAL OBLIGATIONS – 0.0%**

State of Wisconsin, WI, GO Unlimited, Advance Refunding, AD Valorem Property Tax, (Series 1), 5.00%, 11/01/21	180,000	191,133

MEDICAL – 0.2%

Wisconsin Health & Educational Facilities Authority, WI, Current Refunding Revenue Bonds, (Aurora Health Care, Inc.), (Series A), 5.13%, 4/15/31	500,000	560,060

TOTAL WISCONSIN		$751,193

TOTAL MUNICIPAL BONDS (COST $333,186,934)		$329,722,264

ANNUAL REPORT / April 30, 2020

49	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 4.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	14,260,829	$14,260,829

TOTAL MONEY MARKET FUND (COST $14,260,829)		$14,260,829

Description	Value

TOTAL INVESTMENTS – 101.0% (COST $347,447,763)	$343,983,093

OTHER LIABILITIES LESS ASSETS – (1.0%)	(3,314,332)

TOTAL NET ASSETS – 100.0%	$340,668,761

Cost of investments for Federal income tax purposes is $347,449,696. The net unrealized appreciation/(depreciation) of investments was $(3,466,603). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,092,838 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(6,559,441).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds	$—	$329,722,264	$—	$329,722,264

Money Market Fund	14,260,829	—	—	14,260,829

Total	$14,260,829	$329,722,264	$—	$343,983,093

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMBAC	American Bond Assurance Corporation
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts

FGIC	Financial Guarantee Insurance Company
GO	General Obligation
IBC	International Bancshares Corporation
LLC	Limited Liability Corporation
NATL	National Public Finance Guarantee Corporation
TCRS	Tax Credit Reporting Service

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

50

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Higher Education	21.0%

Housing	19.6%

Dedicated Tax	15.0%

General Obligations	9.5%

Medical	7.4%

Airport	7.2%

Transportation	4.4%

Lease	2.8%

Development	2.1%

Student Housing	1.9%

Power	1.9%

Water & Sewer	1.6%

Facilities	0.3%

Cash Equivalents[1]	3.3%

Other Assets and Liabilities – Net[2]	2.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA / Aaa	0.3%

AA / Aa	54.6%

A / A	23.4%

BBB / Baa	16.4%

Not Rated	3.3%

Other Assets and Liabilities – Net[2]	2.0%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

MUNICIPAL BONDS – 94.7%

NEW YORK – 94.7%

AIRPORT – 7.2%

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	$1,000,000	$1,172,010

Description	Par Value	Value

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (207th Series), 5.00%, 9/15/23	$3,000,000	$3,304,920

TOTAL AIRPORT		$4,476,930

DEDICATED TAX – 15.0%

Hudson Yards Infrastructure Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 2/15/33	1,175,000	1,380,049

ANNUAL REPORT / April 30, 2020

51	PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series C-1), 5.00%, 11/01/25	$500,000	$589,705

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series A-1), 5.00%, 5/01/34	1,300,000	1,503,398

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (Series D), 5.00%, 2/15/27	945,000	1,132,932

New York State Dormitory Authority, NY, Refunding Revenue Bonds, (NATL-IBC), 5.25%, 5/15/21	10,000	10,233

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 3/15/32	2,000,000	2,342,860

New York State Urban Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), 5.00%, 3/15/25	540,000	628,738

Sales Tax Asset Receivable Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 10/15/31	1,500,000	1,725,540

TOTAL DEDICATED TAX		$9,313,455

DEVELOPMENT – 2.1%

New York Liberty Development Corp., NY,, Refunding Revenue Bonds, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,045,000	1,305,236

FACILITIES – 0.3%

United Nations Development Corp.,, Revenue Bonds, Public Improvements, 5.90%, 5/01/23	155,000	165,476

GENERAL OBLIGATIONS – 9.5%

Monroe County, NY, GO, Public Improvements, AD Valorem Property Tax, (AGM), 5.00%, 6/01/22	1,070,000	1,156,873

Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series C), (BAM), 5.00%, 4/01/26	1,000,000	1,203,860

Newburgh, NY, GO, Refunding Notes, AD Valorem Property Tax, (Series A), 5.25%, 6/15/27	1,010,000	1,105,354

Yonkers, NY, GO, Refunding Notes, AD Valorem Property Tax, (Series A), (BAM) 5.00%, 5/01/26	1,000,000	1,189,830

5.00%, 5/01/30	1,000,000	1,278,800

TOTAL GENERAL OBLIGATIONS		$5,934,717

HIGHER EDUCATION – 21.0%

City of Albany Capital Resource Corp., NY, Refunding Revenue Bonds, Albany Law School of Union University Project

4.00%, 7/01/22	600,000	607,260

4.00%, 7/01/23	725,000	734,316

4.00%, 7/01/25	865,000	872,379

Description	Par Value	Value

4.00%, 7/01/26	$800,000	$804,880

5.00%, 7/01/29	1,195,000	1,263,999

Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, The Culinary Institute of America, 5.00%, 7/01/32	1,040,000	1,111,822

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, The Juilliard School, (Series A), 5.00%, 1/01/33	1,025,000	1,288,497

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, Brooklyn Law School, (Series A), 5.00%, 7/01/33	1,200,000	1,314,492

New York State Dormitory Authority, NY, Refunding Revenue Notes, 3rd General Resolution, (Series E), 5.00%, 5/15/27	1,740,000	1,873,667

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), (NATL), 5.75%, 7/01/27	2,700,000	3,202,794

TOTAL HIGHER EDUCATION		$13,074,106

HOUSING – 19.6%

New York City, NY, Housing Development Corp., Multi Family Revenue Bonds, Sustainable Neighborhood Bonds, 1.75%, 5/01/59Δ	2,000,000	2,002,920

New York City, NY, Housing Development Corp., Revenue Bonds, (Series C-1A), 3.50%, 11/01/33	2,000,000	2,093,360

New York City, NY, Housing Development Corp., Revenue Bonds, Sustainable Neighborhood Bonds

2.45%, 5/01/31	500,000	505,010

3.10%, 11/01/34	890,000	920,207

New York State Housing Finance Agency, NY, Multi Family Revenue Bonds, Climate Bond Certified/Sustainability Bonds (Series P), 1.60%, 11/01/24	1,000,000	994,180

New York State Mortgage Agency, NY, Current Refunding Revenue Bonds, (221th Series), 3.50%, 10/01/32	2,000,000	2,079,340

New York State Mortgage Agency, NY, Refunding Revenue Bonds, (186th Series), 3.65%, 10/01/23	500,000	532,660

New York State Mortgage Agency, NY, Refunding Revenue Bonds, (196th Series), 2.70%, 4/01/26	465,000	484,051

New York State Mortgage Agency, NY, Single Family Revenue Bonds, (223th Series), 3.50%, 4/01/49	1,500,000	1,567,320

New York State Mortgage Agency, NY, Single Family Revenue Bonds, (226th Series), 3.50%, 10/01/50	1,000,000	1,047,430

TOTAL HOUSING		$12,226,478

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (continued)	52

Description	Par Value	Value

LEASE – 2.8%

Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, School Improvements, (Series B), (State Aid Withholding), 5.00%, 5/01/32	$1,435,000	$1,725,545

MEDICAL – 7.4%

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	2,000,000	2,214,040

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (Montefiore Obligated Group), (Series A), 5.00%, 9/01/29	1,000,000	1,093,620

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (North Shore-Long Island Jewish Obligated Group), (Series A), 5.00%, 5/01/24	1,160,000	1,288,354

TOTAL MEDICAL		$4,596,014

POWER – 1.9%

Long Island Power Authority, NY, Electric, Light and Power Improvements, Revenue Bonds, (Series B), 5.00%, 9/01/25	1,000,000	1,160,330

STUDENT HOUSING – 1.9%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, UBF Facility Student Housing Corp., (AGM), 5.00%, 10/01/31	1,000,000	1,215,290

TRANSPORTATION – 4.4%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Series D-1), 5.00%, 9/01/22	1,500,000	1,491,885

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/24	1,000,000	1,004,000

Triborough Bridge & Tunnel Authority, NY, Current Refunding Revenue Bonds, Highway Revenue Tools, (Series B), 5.00%, 11/15/29	200,000	216,564

TOTAL TRANSPORTATION		$2,712,449

WATER & SEWER – 1.6%

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series FF), 5.00%, 6/15/25	1,000,000	1,004,450

TOTAL NEW YORK		$58,910,476

TOTAL MUNICIPAL BONDS (COST $59,305,271)		$58,910,476

Description	Number of Shares	Value

MONEY MARKET FUND – 3.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	2,053,774	$2,053,774

TOTAL MONEY MARKET FUND (COST $2,053,774)		$2,053,774

TOTAL INVESTMENTS – 98.0% (COST $61,359,045)		$60,964,250

OTHER ASSETS LESS LIABILITIES – 2.0%		1,266,062

TOTAL NET ASSETS – 100.0%		$62,230,312

ANNUAL REPORT / April 30, 2020

53	PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $61,359,045. The net unrealized appreciation/(depreciation) of investments was $(394,795). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $775,230 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,170,025).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$58,910,476	$—	$58,910,476

Money Market Fund	2,053,774	—	—	2,053,774

Total	$2,053,774	$58,910,476	$—	$60,964,250

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

The following acronyms are used throughout this Fund:

AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Company
GO	General Obligation
IBC	International Bancshares Corporation
IDA	Industrial Development Authority/Agency
NATL	National Public Finance Guarantee Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	54

April 30, 2020	Wilmington Broad Market Bond Fund		Wilmington Intermediate- Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$534,416,262		$49,094,907		$48,037,399

Investments in securities, at value (Including $19,240,657, $1,052,824, and $170,059 of securities on loan, respectively) (Note 2)	$567,250,186		$51,111,351		$48,849,532
Income receivable	2,991,743		338,617		250,389
Receivable for shares sold	2,266,246		65,149		76,030
Receivable for investments sold	7,298,464		—		—
Prepaid assets	17,487		16,104		13,449

TOTAL ASSETS	579,824,126		51,531,221		49,189,400

LIABILITIES:
Payable for investments purchased	19,583,418		697,320		—
Collateral for securities on loan	19,737,610		1,078,961		173,496
Income distribution payable	1,065,310		92,294		78,780
Payable for shares redeemed	67,369		58,219		36,856
Payable for Trustees’ fees	8,880		8,959		8,972
Payable for administration fees	12,819		1,221		1,229
Payable for distribution services fees	618		330		1,249
Payable for shareholder services fees	247		132		—
Payable for investment advisory fees	163,642		3,723		303
Other accrued expenses	117,435		79,281		81,111

TOTAL LIABILITIES	40,757,348		2,020,440		381,996

NET ASSETS	$539,066,778		$49,510,781		$48,807,404

NET ASSETS CONSIST OF:
Paid-in capital	$506,117,649		$46,975,137		$49,160,146
Distributable earnings (loss)	32,949,129		2,535,644		(352,742)

TOTAL NET ASSETS	$539,066,778		$49,510,781		$48,807,404

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$ 3,241,840		$ 1,549,894		$ 6,093,979

Shares outstanding (unlimited shares authorized)	312,003		152,070		600,932

Net Asset Value per share	$ 10.39		$ 10.19		$ 10.14

Offering Price per share*	$ 10.88	**	$ 10.67	**	$ 10.32	***

Class I
Net Assets	$535,824,938		$47,960,887		$42,713,425

Shares outstanding (unlimited shares authorized)	52,450,084		4,702,642		4,211,325

Net Asset Value and Offering Price per share	$10.22		$10.20		$10.14

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share: 100/95.50 of net asset value.

***	Computation of offering price per share: 100/98.25 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

55	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Wilmington	Wilmington
	Municipal	New York
	Bond	Municipal Bond
April 30, 2020	Fund	Fund
ASSETS:
Investments, at identified cost	$347,447,763	$61,359,045

Investments in securities, at value	$343,983,093	$60,964,250
Income receivable	4,079,940	731,973
Receivable for shares sold	571,278	700,093
Prepaid assets	23,150	13,452

TOTAL ASSETS	348,657,461	62,409,768
LIABILITIES:
Payable for investments purchased	6,965,582	—
Income distribution payable	554,039	80,732
Payable for shares redeemed	272,332	3
Payable for Trustees’ fees	8,880	8,880
Payable for administration fees	8,218	1,506
Payable for distribution services fees	4,998	1,500
Payable for investment advisory fees	99,818	10,194
Other accrued expenses	74,833	76,641

TOTAL LIABILITIES	7,988,700	179,456

NET ASSETS	$340,668,761	$62,230,312
NET ASSETS CONSIST OF:
Paid-in capital	$344,600,299	$62,502,131
Distributable earnings (loss)	(3,931,538)	(271,819)

TOTAL NET ASSETS	$340,668,761	$62,230,312
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$24,051,729	$7,251,651

Shares outstanding (unlimited shares authorized)	1,890,181	711,170

Net Asset Value per share	$12.72	$10.20

Offering Price per share*	$13.32 **	$10.68 **

Class I
Net Assets	$316,617,032	$54,978,661

Shares outstanding (unlimited shares authorized)	24,872,195	5,388,257

Net Asset Value and Offering Price per share	$12.73	$10.20

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	56

	Wilmington	Wilmington	Wilmington
	Broad Market	Intermediate-Term	Short-Term
Year Ended April 30, 2020	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Dividends	$246,802	$20,807	$23,076
Interest	14,749,975	1,581,280	1,208,431
Securities lending income, net	30,955	2,362	4,287

TOTAL INVESTMENT INCOME	15,027,732	1,604,449	1,235,794
EXPENSES:
Investment advisory fees	2,342,403	265,364	198,715
Administration fees	160,074	18,166	15,277
Portfolio accounting and administration fees	114,153	32,484	29,556
Transfer and dividend disbursing agent fees and expenses	84,252	2,799	5,529
Trustees’ fees	54,269	54,346	54,359
Professional fees	89,408	88,979	88,747
Distribution services fee—Class A	7,373	4,268	14,159
Shareholder services fee—Class A	7,373	4,268	14,159
Shareholder services fee— Class I	1,293,960	143,156	110,038
Share registration costs	39,557	32,518	34,416
Printing and postage	18,025	3,460	3,808
Custodian fees	12,047	3,174	6,168
Miscellaneous	61,671	29,915	28,134

TOTAL EXPENSES	4,284,565	682,897	603,065
WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(425,246)	(242,253)	(226,251)
Waiver of shareholder services fee—Class A	(4,730)	(3,300)	(14,159)
Waiver of shareholder services fee—Class I	(1,293,960)	(143,156)	(110,038)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,723,936)	(388,709)	(350,448)
Net expenses	2,560,629	294,188	252,617

Net investment income	12,467,103	1,310,261	983,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	3,339,184	980,351	321,471
Net change in unrealized appreciation (depreciation) of investments	31,263,726	1,645,505	686,722

Net realized and unrealized gain (loss) on investments	34,602,910	2,625,856	1,008,193

Change in net assets resulting from operations	$47,070,013	$3,936,117	$1,991,370

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

57	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2020	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$174,576	$40,124
Interest	7,702,104	1,373,302

TOTAL INVESTMENT INCOME	7,876,680	1,413,426

EXPENSES:
Investment advisory fees	1,345,922	282,714
Administration fees	91,926	19,319
Portfolio accounting and administration fees	75,516	28,058
Transfer and dividend disbursing agent fees and expenses	15,109	10,668
Trustees’ fees	54,269	54,269
Professional fees	89,625	87,461
Distribution services fee—Class A	64,707	20,177
Shareholder services fee—Class A	64,707	20,177
Shareholder services fee— Class I	683,026	136,886
Share registration costs	33,676	11,288
Printing and postage	6,765	5,651
Custodian fees	5,683	1,533
Miscellaneous	44,893	28,918

TOTAL EXPENSES	2,575,824	707,119

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(297,827)	(169,621)
Waiver of shareholder services fee—Class A	(64,707)	(20,177)
Waiver of shareholder services fee—Class I	(683,026)	(136,886)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,045,560)	(326,684)

Net expenses	1,530,264	380,435

Net investment income	6,346,416	1,032,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,015,567	714,111
Net change in unrealized appreciation (depreciation) of investments	(12,257,840)	(1,682,471)

Net realized and unrealized gain (loss) on investments	(6,242,273)	(968,360)

Change in net assets resulting from operations	$104,143	$64,631

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	58

	Wilmington		Wilmington
	Broad Market Bond Fund		Intermediate-Term Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2020	2019	2020	2019
OPERATIONS:
Net investment income	$12,467,103	$13,175,485	$1,310,261	$1,811,963
Net realized gain (loss) on investments	3,339,184	(210,718)	980,351	(117,168)
Net change in unrealized appreciation (depreciation) of investments	31,263,726	12,270,089	1,645,505	1,969,325

Change in net assets resulting from operations	47,070,013	25,234,856	3,936,117	3,664,120

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(64,387)	(87,962)	(42,342)	(36,299)
Class I	(13,059,554)	(13,596,859)	(1,594,387)	(1,809,742)

Total distributions to shareholders	(13,123,941)	(13,684,821)	(1,636,729)	(1,846,041)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	535,517	15,826	—	359
Class I	173,643,574	111,038,909	8,082,186	12,729,774
Distributions reinvested
Class A	46,198	69,504	33,152	28,655
Class I	7,046,793	8,173,357	786,619	616,863
Cost of shares redeemed
Class A	(1,044,490)	(731,398)	(312,432)	(219,873)
Class I	(222,700,202)	(93,536,419)	(39,612,198)	(20,953,089)

Change in net assets resulting from share transactions	(42,472,610)	25,029,779	(31,022,673)	(7,797,311)

Change in net assets	(8,526,538)	36,579,814	(28,723,285)	(5,979,232)
NET ASSETS:
Beginning of year	547,593,316	511,013,502	78,234,066	84,213,298

End of year	$539,066,778	$547,593,316	$49,510,781	$78,234,066

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	52,652	1,685	—	37
Class I	17,484,936	11,871,262	805,727	1,322,236
Distributions reinvested
Class A	4,567	7,288	3,303	2,972
Class I	709,331	871,124	78,410	63,957
Shares redeemed
Class A	(105,610)	(76,924)	(31,017)	(22,837)
Class I	(22,708,456)	(9,994,150)	(3,974,501)	(2,178,321)

Net change in shares outstanding	(4,562,580)	2,680,285	(3,118,078)	(811,956)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

59	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Bond Fund		Wilmington Municipal Bond Fund

	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019
OPERATIONS:
Net investment income	$983,177	$952,231	$6,346,416	$6,416,840
Net realized gain (loss) on investments	321,471	(38,585)	6,015,567	(1,107,171)
Net change in unrealized appreciation (depreciation) of investments	686,722	597,429	(12,257,840)	10,793,163

Change in net assets resulting from operations	1,991,370	1,511,075	104,143	16,102,832

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(103,114)	(99,944)	(897,121)	(563,006)
Class I	(911,687)	(895,616)	(10,143,822)	(5,853,785)

Total distributions to shareholders	(1,014,801)	(995,560)	(11,040,943)	(6,416,791)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,023,822	74,892	1,158,841	1,699,985
Class I	9,978,636	5,708,451	125,486,757	63,656,782
Distributions reinvested
Class A	55,577	58,683	612,894	388,942
Class I	683,168	670,649	4,834,614	1,213,440
Cost of shares redeemed
Class A	(589,051)	(669,577)	(5,875,324)	(3,105,599)
Class I	(13,511,420)	(8,450,775)	(64,462,561)	(72,732,636)

Change in net assets resulting from share transactions	(2,359,268)	(2,607,677)	61,755,221	(8,879,086)

Change in net assets	(1,382,699)	(2,092,162)	50,818,421	806,955
NET ASSETS:
Beginning of year	50,190,103	52,282,265	289,850,340	289,043,385

End of year	$48,807,404	$50,190,103	$340,668,761	$289,850,340

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	101,662	7,559	86,244	130,470
Class I	992,906	578,127	9,669,481	4,924,521
Distributions reinvested
Class A	5,524	5,942	45,846	30,050
Class I	67,892	67,894	362,237	93,733
Shares redeemed
Class A	(58,587)	(67,813)	(438,848)	(240,855)
Class I	(1,341,738)	(856,513)	(4,875,090)	(5,629,723)

Net change in shares outstanding	(232,341)	(264,804)	4,849,870	(691,804)

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	60

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2020	Year Ended April 30, 2019
OPERATIONS:
Net investment income	$1,032,991	$1,137,338
Net realized gain (loss) on investments	714,111	(111,847)
Net change in unrealized appreciation (depreciation) of investments	(1,682,471)	2,335,071

Change in net assets resulting from operations	64,631	3,360,562

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(168,791)	(299,755)
Class I	(1,288,518)	(1,557,516)

Total distributions to shareholders	(1,457,309)	(1,857,271)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	79,147	9,751
Class I	13,716,192	9,899,212
Distributions reinvested
Class A	120,538	214,690
Class I	919,727	1,113,821
Cost of shares redeemed
Class A	(1,430,945)	(6,678,046)
Class I	(11,791,130)	(15,542,310)

Change in net assets resulting from share transactions	1,613,529	(10,982,882)

Change in net assets	220,851	(9,479,591)
NET ASSETS:
Beginning of year	62,009,461	71,489,052

End of year	$62,230,312	$62,009,461

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	7,486	951
Class I	1,308,297	963,442
Distributions reinvested
Class A	11,368	21,050
Class I	86,687	109,095
Shares redeemed
Class A	(135,330)	(654,431)
Class I	(1,122,548)	(1,516,450)

Net change in shares outstanding	155,960	(1,076,343)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

61	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$9.71	$9.51	$9.78	$9.94	$9.95
Income (Loss) From Operations:
Net Investment Income(a)	0.21	0.21	0.18	0.16	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.69	0.21	(0.26)	(0.14)	0.02
Total Income (Loss) From Operations	0.90	0.42	(0.08)	0.02	0.20
Less Distributions From:
Net Investment Income	(0.22)	(0.22)	(0.19)	(0.18)	(0.20)
Net Realized Gains	—	—	—	—	(0.01)
Total Distributions	(0.22)	(0.22)	(0.19)	(0.18)	(0.21)
Net Asset Value, End of Year	$10.39	$9.71	$9.51	$9.78	$9.94

Total Return(b)	9.35%	4.45%	(0.81)%	0.22%	2.03%
Net Assets, End of Year (000’s)	$3,242	$3,501	$4,074	$4,503	$5,206
Ratios to Average Net Assets
Gross Expense(c)	1.07%	1.08%	1.09%	1.09%	1.10%
Net Expenses(c)(d)	0.83%	0.83%	0.87%	0.89%	0.88%
Net Investment Income	2.06%	2.18%	1.82%	1.62%	1.85%
Portfolio Turnover Rate	46%	36%	34%	32%	44%

CLASS I	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$9.55	$9.35	$9.62	$9.78	$9.79
Income (Loss) From Operations:
Net Investment Income(a)	0.24	0.24	0.21	0.19	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.68	0.21	(0.26)	(0.14)	0.02
Total Income (Loss) From Operations	0.92	0.45	(0.05)	0.05	0.23
Less Distributions From:
Net Investment Income	(0.25)	(0.25)	(0.22)	(0.21)	(0.23)
Net Realized Gains	—	—	—	—	(0.01)
Total Distributions	(0.25)	(0.25)	(0.22)	(0.21)	(0.24)
Net Asset Value, End of Year	$10.22	$9.55	$9.35	$9.62	$9.78

Total Return(b)	9.74%	4.84%	(0.52)%	0.54%	2.38%
Net Assets, End of Year (000’s)	$535,825	$544,092	$506,940	$503,184	$409,975
Ratios to Average Net Assets
Gross Expense(c)	0.82%	0.83%	0.84%	0.84%	0.85%
Net Expenses(c)(d)	0.49%	0.49%	0.53%	0.55%	0.55%
Net Investment Income	2.40%	2.52%	2.18%	1.96%	2.15%
Portfolio Turnover Rate	46%	36%	34%	32%	44%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	62

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$9.81	$9.58	$9.88	$10.01	$10.02
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.19	0.16	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.44	0.23	(0.27)	(0.12)	0.03
Total Income (Loss) From Operations	0.63	0.42	(0.11)	0.01	0.16
Less Distributions From:
Net Investment Income	(0.19)	(0.19)	(0.16)	(0.13)	(0.13)
Net Realized Gains	(0.06)	0.00 (b)	(0.03)	(0.01)	(0.04)
Total Distributions	(0.25)	(0.19)	(0.19)	(0.14)	(0.17)
Net Asset Value, End of Year	$10.19	$9.81	$9.58	$9.88	$10.01

Total Return(c)	6.49%	4.47%	(1.14)%	0.16%	1.62%
Net Assets, End of Year (000’s)	$1,550	$1,763	$1,912	$2,765	$3,509
Ratios to Average Net Assets
Gross Expense(d)	1.40%	1.32%	1.26%	1.18%	1.18%
Net Expenses(d)(e)	0.80%	0.80%	0.83%	0.86%	0.85%
Net Investment Income	1.92%	1.96%	1.65%	1.32%	1.34%
Portfolio Turnover Rate	35%	25%	30%	39%	32%

CLASS I	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$9.81	$9.59	$9.88	$10.02	$10.03
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.22	0.19	0.17	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.45	0.22	(0.26)	(0.13)	0.03
Total Income (Loss) From Operations	0.67	0.44	(0.07)	0.04	0.20
Less Distributions From:
Net Investment Income	(0.22)	(0.22)	(0.19)	(0.17)	(0.17)
Net Realized Gains	(0.06)	0.00 (b)	(0.03)	(0.01)	(0.04)
Total Distributions	(0.28)	(0.22)	(0.22)	(0.18)	(0.21)
Net Asset Value, End of Year	$10.20	$9.81	$9.59	$9.88	$10.02

Total Return(c)	6.92%	4.68%	(0.72)%	0.40%	1.94%
Net Assets, End of Year (000’s)	$47,961	$76,471	$82,301	$127,103	$120,406
Ratios to Average Net Assets
Gross Expense(d)	1.15%	1.07%	1.01%	0.93%	0.93%
Net Expenses(d)(e)	0.49%	0.49%	0.52%	0.53%	0.53%
Net Investment Income	2.23%	2.26%	1.96%	1.66%	1.66%
Portfolio Turnover Rate	35%	25%	30%	39%	32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

63	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$9.95		$9.85	$9.99	$10.07	$10.10
Income (Loss) From Operations:
Net Investment Income(a)	0.18		0.16	0.12	0.10	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.19		0.11	(0.12)	(0.06)	0.02
Total Income (Loss) From Operations	0.37		0.27	0.00 (b)	0.04	0.09
Less Distributions From:
Net Investment Income	(0.18)		(0.17)	(0.14)	(0.12)	(0.10)
Net Realized Gains	—		—	—	—	(0.02)
Total Distributions	(0.18)		(0.17)	(0.14)	(0.12)	(0.12)
Net Asset Value, End of Year	$10.14		$9.95	$9.85	$9.99	$10.07

Total Return(c)	3.78%		2.79%	(0.03)%	0.43%	0.87%
Net Assets, End of Year (000’s)	$6,094		$5,494	$5,973	$6,628	$7,796
Ratios to Average Net Assets
Gross Expense(d)	1.43%		1.42%	1.37%	1.23%	1.11%
Net Expenses(d)(e)	0.73%		0.73%	0.73%	0.73%	0.73%
Net Investment Income	1.76%		1.65%	1.22%	0.96%	0.71%
Portfolio Turnover Rate	140	%(f)	67%	42%	72%	104%
CLASS I	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$9.95		$9.85	$9.99	$10.07	$10.10
Income (Loss) From Operations:
Net Investment Income(a)	0.20		0.19	0.15	0.12	0.10
Net Realized and Unrealized Gain (Loss)on Investments	0.20		0.11	(0.13)	(0.05)	0.01
Total Income (Loss) From Operations	0.40		0.30	0.02	0.07	0.11
Less Distributions From:
Net Investment Income	(0.21)		(0.20)	(0.16)	(0.15)	(0.12)
Net Realized Gains	—		—	—	—	(0.02)
Total Distributions	(0.21)		(0.20)	(0.16)	(0.15)	(0.14)
Net Asset Value, End of Year	$10.14		$9.95	$9.85	$9.99	$10.07

Total Return(c)	4.04%		3.04%	0.22%	0.68%	1.12%
Net Assets, End of Year (000’s)	$42,713		$44,696	$46,309	$64,706	$160,541
Ratios to Average Net Assets
Gross Expense(d)	1.19%		1.17%	1.11%	0.98%	0.86%
Net Expenses(d)(e)	0.48%		0.48%	0.48%	0.48%	0.48%
Net Investment Income	2.01%		1.90%	1.46%	1.19%	0.97%
Portfolio Turnover Rate	140	%(f)	67%	42%	72%	104%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(f)	The rate for the fiscal year ended April 30, 2020 increased due to elevated trading activity required to take advantage of changing market conditions in the short-term fixed income market.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	64

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$13.22	$12.78	$13.14	$13.54	$13.41
Income (Loss) From Operations:
Net Investment Income(a)	0.25	0.26	0.22	0.22	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.28)	0.44	(0.26)	(0.31)	0.37
Total Income (Loss) From Operations	(0.03)	0.70	(0.04)	(0.09)	0.60
Less Distributions From:
Net Investment Income	(0.25)	(0.26)	(0.22)	(0.22)	(0.23)
Net Realized Gains	(0.22)	—	(0.10)	(0.09)	(0.24)
Total Distributions	(0.47)	(0.26)	(0.32)	(0.31)	(0.47)
Net Asset Value, End of Year	$12.72	$13.22	$12.78	$13.14	$13.54

Total Return(b)	(0.36)%	5.52%	(0.29)%	(0.65)%	4.55%
Net Assets, End of Year (000’s)	$24,052	$29,050	$29,109	$31,951	$38,182
Ratios to Average Net Assets
Gross Expense(c)	1.09%	1.10%	1.10%	1.09%	1.09%
Net Expenses(c)(d)	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	1.90%	1.99%	1.70%	1.62%	1.69%
Portfolio Turnover Rate	81%	83%	79%	40%	32%

CLASS I	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$13.23	$12.79	$13.15	$13.55	$13.42
Income (Loss) From Operations:
Net Investment Income(a)	0.29	0.29	0.26	0.25	0.26
Net Realized and Unrealized Gain (Loss)on Investments	(0.28)	0.44	(0.26)	(0.31)	0.37
Total Income (Loss) From Operations	0.01	0.73	0.00 (e)	(0.06)	0.63
Less Distributions From:
Net Investment Income	(0.29)	(0.29)	(0.26)	(0.25)	(0.26)
Net Realized Gains	(0.22)	—	(0.10)	(0.09)	(0.24)
Total Distributions	(0.51)	(0.29)	(0.36)	(0.34)	(0.50)
Net Asset Value, End of Year	$12.73	$13.23	$12.79	$13.15	$13.55

Total Return(b)	(0.10)%	5.78%	(0.03)%	(0.39)%	4.81%
Net Assets, End of Year (000’s)	$316,617	$260,800	$259,934	$263,825	$267,864
Ratios to Average Net Assets
Gross Expense(c)	0.84%	0.85%	0.85%	0.84%	0.84%
Net Expenses(c)(d)	0.49%	0.49%	0.49%	0.49%	0.49%
Net Investment Income	2.14%	2.24%	1.95%	1.87%	1.94%
Portfolio Turnover Rate	81%	83%	79%	40%	32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

65	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$10.43	$10.18	$10.56	$10.91	$10.66
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.15	0.15	0.16	0.19
Net Realized and Unrealized Gain (Loss)on Investments	(0.16)	0.36	(0.22)	(0.25)	0.27
Total Income (Loss) From Operations	(0.01)	0.51	(0.07)	(0.09)	0.46
Less Distributions From:
Net Investment Income	(0.15)	(0.15)	(0.15)	(0.16)	(0.19)
Net Realized Gains	(0.07)	(0.11)	(0.16)	(0.10)	(0.02)
Total Distributions	(0.22)	(0.26)	(0.31)	(0.26)	(0.21)
Net Asset Value, End of Year	$10.20	$10.43	$10.18	$10.56	$10.91

Total Return(b)	(0.12)%	5.16%	(0.75)%	(0.81)%	4.32%
Net Assets, End of Year (000’s)	$7,251	$8,630	$14,863	$17,554	$20,197
Ratios to Average Net Assets
Gross Expense(c)	1.34%	1.33%	1.28%	1.24%	1.22%
Net Expenses(c)(d)	0.82%	0.83%	0.84%	0.84%	0.84%
Net Investment Income	1.43%	1.50%	1.43%	1.50%	1.76%
Portfolio Turnover Rate	60%	45%	64%	32%	24%

CLASS I	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
Net Asset Value, Beginning of Year	$10.43	$10.19	$10.57	$10.92	$10.67
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.18	0.18	0.19	0.22
Net Realized and Unrealized Gain (Loss)on Investments	(0.16)	0.35	(0.22)	(0.25)	0.27
Total Income (Loss) From Operations	0.02	0.53	(0.04)	(0.06)	0.49
Less Distributions From:
Net Investment Income	(0.18)	(0.18)	(0.18)	(0.19)	(0.22)
Net Realized Gains	(0.07)	(0.11)	(0.16)	(0.10)	(0.02)
Total Distributions	(0.25)	(0.29)	(0.34)	(0.29)	(0.24)
Net Asset Value, End of Year	$10.20	$10.43	$10.19	$10.57	$10.92

Total Return(b)	0.13%	5.32%	(0.50)%	(0.55)%	4.58%
Net Assets, End of Year (000’s)	$54,979	$53,379	$56,626	$67,991	$63,704
Ratios to Average Net Assets
Gross Expense(c)	1.09%	1.09%	1.03%	0.99%	0.98%
Net Expenses(c)(d)	0.57%	0.58%	0.59%	0.59%	0.59%
Net Investment Income	1.68%	1.76%	1.68%	1.75%	2.01%
Portfolio Turnover Rate	60%	45%	64%	32%	24%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	66

Wilmington Funds

April 30, 2020

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund	The Fund seeks to provide current income and secondarily, capital growth.
(“Broad Market Bond Fund”)(d)

Wilmington Intermediate-Term Bond Fund	The Fund seeks to provide current income and secondarily, capital growth.
(“Intermediate-Term Bond Fund”)(d)

Wilmington Short-Term Bond Fund	The Fund seeks to provide current income.
(“Short-Term Bond Fund”)(d)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d)	Diversified

(n)	Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Investment Valuation – The Funds utilize a Fair Value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the

ANNUAL REPORT / April 30, 2020

67	NOTES TO FINANCIAL STATEMENTS (continued)

transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure (2)
Broad Market Bond Fund
Bank of America Securities, Inc.	$986,865	$986,865	$—	$—
Citigroup Global Markets Ltd.	3,750,149	3,750,149	—	—
Daiwa Capital Markets America	3,750,149	3,750,149	—	—
Deutsche Bank Securities, Inc.	3,750,149	3,750,149	—	—
HSBC Securities USA, Inc.	3,750,149	3,750,149	—	—
RBC Dominion Securities, Inc.	3,750,149	3,750,149	—	—

	$19,737,610	$19,737,610	$—	$—

Intermediate-Term Bond Fund
Bank of America Securities, Inc.	53,946	53,946	—	—
Citigroup Global Markets Ltd.	205,003	205,003	—	—
Daiwa Capital Markets America	205,003	205,003	—	—
Deutsche Bank Securities, Inc.	205,003	205,003	—	—
HSBC Securities USA, Inc.	205,003	205,003	—	—
RBC Dominion Securities, Inc.	205,003	205,003	—	—

	$1,078,961	$1,078,961	$—	$—

Short-Term Bond Fund
Bank of America Securities, Inc.	8,676	8,676	—	—
Citigroup Global Markets Ltd.	32,964	32,964	—	—
Daiwa Capital Markets America	32,964	32,964	—	—
Deutsche Bank Securities, Inc.	32,964	32,964	—	—
HSBC Securities USA, Inc.	32,964	32,964	—	—
RBC Dominion Securities, Inc.	32,964	32,964	—	—

	$173,496	$173,496	$—	$—

(1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	68

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2020, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions –The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions –The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2020.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2020, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund	$19,240,657	$19,240,657	$—

Intermediate-Term Bond Fund	1,052,824	1,052,824	—

ANNUAL REPORT / April 30, 2020

69	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Short-Term Bond Fund	170,059	170,059	—

(1)Collateral with a value of $19,737,610, $1,078,961 and $173,496, respectively, has been received in connection with securities lending transactions.

(2)Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2020 there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2019, 2018 and 2017, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAVs of the Funds. As of April 30, 2020, there were no reclassifications.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	Ordinary Income*	2020 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2019 Tax Exempt Income	Long-Term Capital Gains

Broad Market Bond Fund	$13,123,941	$—	$—	$13,684,821	$—	$—

Intermediate-Term Bond Fund	1,443,833	—	192,896	1,814,403	—	31,638

Short-Term Bond Fund	1,014,801	—	—	995,560	—	—

Municipal Bond Fund	1,145,984	6,195,042	3,699,917	105,114	6,311,677	—

New York Municipal Bond Fund	33,820	999,116	424,373	40,199	1,097,326	719,746

    *       For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2020 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
Broad Market
Bond Fund	$1,224,796	$—	$—	$(1,065,310)	$32,789,643	$—	$—

Intermediate-Term
Bond Fund	47,817	—	563,677	(92,294)	2,016,444	—	—

Short-Term
Bond Fund	88,126	—	—	(78,780)	808,717	(1,170,805)	—

Municipal Bond
Fund	—	550,782	—	(554,039)	(3,466,603)	—	(461,678)

New York Municipal
Bond Fund	—	80,540	123,171	(80,735)	(394,795)	—	—
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year.

At April 30, 2020 the following Fund had capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	70

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

Short-Term Bond Fund	$244,634	$926,171	1,170,805

The following Funds utilized capital loss carryforwards to offset taxable capital gains realized during the year ended April 30, 2020:

Fund	Capital Loss Carryforwards Utilized

Broad Market Bond Fund	$2,591,828

Intermediate-Term Bond Fund	118,974

Short-Term Bond Fund	285,516

Municipal Bond Fund	1,786,402

New York Municipal Bond Fund	131,098

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Broad Market Bond Fund	0.45%

Intermediate-Term Bond Fund	0.45%

Short-Term Bond Fund	0.40%

Municipal Bond Fund	0.45%

New York Municipal Bond Fund	0.45%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2020, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Contractual Expense Limitations
Fund	Class A	Class I

Broad Market Bond Fund	0.84%	0.49%

Intermediate-Term Bond Fund	0.84%	0.49%

Short-Term Bond Fund	0.73%	0.48%

Municipal Bond Fund	0.74%	0.49%

New York Municipal Bond Fund*	0.82%	0.57%

*      Prior to August 31, 2019, the New York Municipal Bond Fund’s contractual expense limitation was 0.83% and 0.58% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

ANNUAL REPORT / April 30, 2020

71	NOTES TO FINANCIAL STATEMENTS (continued)

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2020, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2020, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees from Class A

Broad Market Bond Fund	$5,942

Intermediate-Term Bond Fund	2,077

Short-Term Bond Fund	9,523

Municipal Bond Fund	54,151

New York Municipal Bond Fund	17,015

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2020, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A

Broad Market Bond Fund	$544

Short-Term Bond Fund	483

Municipal Bond Fund	3,387

New York Municipal Bond Fund	1,379

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2020, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee

Broad Market Bond Fund	$2,178

Intermediate-Term Bond Fund	727

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	72

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Certain Funds may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for April 30, 2020 were as follows:

Fund	Commissions

Intermediate-Term Bond Fund	$1,170

Short-Term Bond Fund	699

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2020 were as follows:

	Investments
Fund	Purchases	Sales

Broad Market Bond Fund	$196,779,744	$210,830,386

Intermediate-Term Bond Fund	17,542,848	31,430,443

Short-Term Bond Fund	18,504,294	18,062,198

Municipal Bond Fund	292,312,628	238,098,019

New York Municipal Bond Fund	38,707,238	36,372,715

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2020 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales

Broad Market Bond Fund	$32,181,221	$47,295,727

Intermediate-Term Bond Fund	2,944,503	19,857,597

Short-Term Bond Fund	41,563,913	46,477,777

6.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers. The impact of the outbreak may be short term or may last for an extended period of time, which may have an unpredictable impact on Fund performance.

7.	CONCENTRATION OF RISK

The value of the Municipal Bond Fund and New York Municipal Bond Fund investments may be adversely affected by new legislation within the US states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

ANNUAL REPORT / April 30, 2020

73	NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2020, the percentages of each Fund’s net assets insured by bond issuers are listed below :

Fund	Municipal Bond Fund	New York Municipal Bond Fund

American Bond Assurance Corporation	1.45%	—

Assured Guaranty Corporation	0.03%	—

Assured Guaranty Municipal Corporation	3.58%	3.81%

Build America Mutual Assurance Company	0.06%	5.90%

Financial Guarantee Insurance Company	0.26%	—

National Public Finance Guarantee Corporation	4.83%	5.16%

Total	10.21%	14.87%

8.	LIBOR RISK

The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

9.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The LOC expired on April 2, 2020.

On April 2, 2020, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The LOC expires on April 1, 2021.

The Trust did not utilize the LOC for the year ended April 30, 2020.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at April 30, 2020 is not material.

In August 2018, FASB issued an ASU 2018-13, (“ASU 2018-13”), which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	74

the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

12.	OTHER FUND INFORMATION

At a meeting held on June 5, 2019, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending April 30, 2020. PwC affirmed their independence as an independent registered public accounting firm on June 19, 2019. During the fiscal years ended April 30, 2019 and 2018, Ernst & Young LLP (“E&Y”) audit reports’ on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

13.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2020

75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2020

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2020 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	76

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964	Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.
TRUSTEE	Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA)
Began serving: November 2018
(2014-2017); Administrative Vice President, WTIA (2012-2014).
PRESIDENT
Began serving: June 2018

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present);

Other Directorships Held: Trustee, RBB Fund Series Trust (32 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2018);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999), Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997); Captain, US Army (1989 to 1994).

ANNUAL REPORT / April 30, 2020 (unaudited)

77	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Liberty Private Client, LLC (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to 4/20).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

April 30, 2020 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	78

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2020 (unaudited)

79

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2020, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP after its first year of operation. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2020. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2020 (unaudited) / ANNUAL REPORT

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Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”

2.)	Click on the link “Sign up for Electronic Delivery”

3.)	Login to your account or create new user ID

4.)	Select E-Delivery Consent from the available options, and

5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2020

81

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2020 / ANNUAL REPORT

82

•Information or data entered into a website will be retained.

•Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2020

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WILMINGTON FUNDS Investment Advisor Distributor Wilmington Funds Management Corp. ALPS Distributors, Inc. 1100 North Market Street 1290 Broadway, Suite 1100 9th Floor Denver, CO 80203 Wilmington, DE 19890 Fund Accountant, Co-Administrator, Transfer Agent Sub-Advisor and Dividend Disbursing Agent Wilmington Trust Investment Advisors, Inc. BNY Mellon Investment Servicing (U.S.) Inc. 1100 North Market Street 301 Bellevue Parkway 9th Floor Wilmington, DE 19809 Wilmington, DE 19890 Independent Registered Public Accounting Firm Co-Administrator PricewaterhouseCoopers LLP Wilmington Funds Management Corp. Two Commerce Square 1100 North Market Street 2001 Market Street, Suite 1800 9th Floor Philadelphia, PA 19103 Wilmington, DE 19890 Custodian The Bank of New York Mellon 225 Liberty Street New York, NY 10286 WT-AR-FI-0420 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON FUNDS
April 30, 2020
PRESIDENT’S MESSAGE AND
Annual Report
WILMINGTON FUNDS
Money Market Funds
Wilmington U.S. Government Money Market Fund Wilmington U.S. Treasury Money Market Fund
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211.
You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive reports in paper will apply to all funds held directly with the Wilmington Funds and may apply to all funds held with your financial intermediary.

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year period of May 1, 2019, through April 30, 2020. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The last year brought a tale of two narratives for the global economy. During 2019 the global economy centered on trade, as escalating frictions between the U.S. and China disrupted global supply chains and weighed heavily on sentiment. The announcement of a phase one trade deal between the two sides in October, and progression toward the deal’s completion in December, fueled hopes for the possibility of a cyclical recovery in early 2020. Despite weakness in business investment, a byproduct of the trade war, the U.S. recorded Gross Domestic Product (“GDP”) growth of 2.3% (seasonally adjusted) in 2019, thanks to notable strength in consumer spending. Optimism abruptly reversed course in late February of 2020 as COVID-19, the infectious disease caused by the most recently discovered coronavirus, evolved from an outbreak to a global pandemic. Governments worldwide implemented strict lockdown measures to curb the virus’s spread, relegating consumers to their homes and forcing non-essential businesses to shutter. With economic activity grinding to a near standstill by the end of March, U.S. GDP declined by 4.8% (seasonally adjusted annualized rate) in the first quarter, providing an early glimpse into what is expected to be a materially weaker second quarter. As demand receded in April, gauges of manufacturing and services activity tumbled into contraction territory, core inflation dropped by a record 0.4% (month-over-month) and the U.S. unemployment rate spiked to 14.7%, its highest level since the Great Depression.

The fiscal and monetary response in the U.S. has been unparalleled historically, in its scale and speed of implementation. After delivering three rate cuts in 2019, the Federal Reserve (the “Fed”) lowered rates further by a cumulative 150 basis points1 in the first quarter of 2020 and moved to open-ended purchases of Treasuries and agency Mortgage-Backed Securities/Collateralized Mortgage-Backed Securities. Additionally, the Fed introduced a plethora of accommodations to support financial markets, businesses and governments. The Fed entered uncharted territory by creating new facilities to purchase corporate debt and fixed income ETFs, and later broadened their scope to include segments of the high yield market. The Federal government introduced roughly $3 trillion of fiscal stimulus through three pieces of legislation to provide direct support to consumers, businesses and governments, cushion the pandemic’s economic impact and accelerate the nation’s healthcare response.

Emerging and international developed economies, which are more export dependent than the U.S., were hit particularly hard by the trade war in 2019, with the global manufacturing sector moving into contraction in the third quarter, before showing signs of life towards the end of the year. A cyclical rebound appeared to be picking up steam in China, before COVID-19 emerged in its central province of Wuhan. As the first economy affected, China offered a preview to the rest of the world of the virus’s potential impact. After GDP growth decelerated in 2019, to its slowest pace in 30 years, China registered a record decline in the first quarter 2020. The Euro zone and UK economies suffered a tremendous economic toll as countrywide lockdown orders were set into motion and GDP contracted in the first quarter. Central banks outside the U.S. followed the Fed’s lead, in introducing record volumes of accommodation, while the fiscal response across international economies has been massive in scale.

Bond markets

The 2019 calendar year marked a strong period for bond markets, particularly for investment grade corporates, which posted their best annual performance since 2002 as rates fell precipitously and spreads compressed to near decade lows. However, the first quarter of 2020 brought one of the most volatile quarters in recent memory as the COVID-19 pandemic challenged corporate balance sheets and severely hampered liquidity. Taxable corporate credit spreads (interest rate in excess of the risk-free rate) and the ratio of high grade tax-exempt yields to Treasuries of equivalent maturity surged to decade highs. The 10-year Treasury yield plummeted to an all-time low as the Federal Reserve slashed rates to zero and investors sought safety. The Federal Reserve moved to open-ended quantitative easing and arranged a broad menu of facilities to enhance market liquidity and expand access to credit. The Fed’s pledge to provide direct support to corporate bond markets, for the first time in history, helped drive taxable spreads materially lower and boosted performance through the end of April. The energy sector weighed heavily on performance for corporates as the price of oil plunged to a historic record low. The more vulnerable high yield sector saw fundamentals deteriorate asymmetrically and lagged high grade peers in the risk-off environment.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

ii

For the 12-month period May 1, 2019 to April 30, 2020, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
14.27%	10.84%	9.37%	2.16%	-4.11%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

The past year brought a continuation of the predominant equity market trends observed in the second half of 2018, namely the dominance of U.S. over international equities, developed over emerging markets, growth over value and large over small cap. U.S. large cap equities capped off their second best annual performance of the decade in the 2019 calendar year and benefitted from corporate earnings that came in better than feared, supportive monetary policy and trade optimism from October through January. International developed and emerging market equities, which are more leveraged to global trade, suffered disproportionately throughout the US-China tariff disaster, while persistent dollar strength and investors’ preference for safe-haven assets presented additional headwinds for the international group. Risk appetite prevailed through January but was abruptly derailed as the COVID-19 outbreak escalated rapidly to a global pandemic and brought the longest bull market in history to a painful end. The selloff that transpired from February to late March was indiscriminate, affecting all regions with unsettling speed and magnitude, although winners and losers emerged during the subsequent rebound from March lows. Notably, U.S. small cap companies, which are more cyclical in nature, bore the brunt of the selloff, as the pandemic introduced a punishing blow to economic activity. Mega-cap technology stocks emerged as relative safe havens and proved more resilient than the broader market with earnings less impacted by the economic damage.

For the 12-month period May 1, 2019 to April 30, 2020, certain stock market indices performed as follows:

S&P 500 Index[8]	Russell 2000 Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
0.86%	-16.39%	-11.34%	-12.00%

Past performance is no guarantee of future results. Short term performance may not be indicative of long term results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk in your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 15, 2020

April 30, 2020 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1. Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2020 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

We understand the growing concern associated with the pandemic and its effect on the global economy and in the towns that we live and work. Our thoughts are with those that have been infected by the coronavirus. We are grateful for all the health care workers that are serving our communities. Your fixed income team is meeting “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We continue to emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We continue to conduct our own independent credit analysis. Most importantly in these uncertain times we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

Prior to the pandemic the Federal Reserve (the “Fed”) had cut interest rates three times in 2019. These were the first rate cuts since the financial crisis. The Fed had acknowledged that the trade tensions between China and the United States were causing weak global economic growth and inflation pressures were muted. The Fed wanted some insurance to keep the longest economic expansion going.

As the pandemic spread around the globe leading to “stay at home orders” the economy experienced its worst crisis since the great depression. The unemployment rate rose from a 50 year low to 14.7% as 20.5 million jobs were destroyed in April. As businesses closed and consumers stayed home retail sales fell by a staggering 16.4% in April after falling by 8.3% in March. In response to the economic crisis the Fed has cut interest rates to zero and provided liquidity to the treasury, mortgage backed, commercial paper and asset backed markets just as it did during the financial crisis. The Fed also announced on March 23rd that they will begin buying corporate and municipal bonds, which the Fed did not undertake during the financial crisis. Congress has also provided several stimulus programs to ease the economic pain.

Interest rates declined rapidly in response to the Fed cutting interest rates. The unparalleled “flight to quality” led to record low treasury yields. The 2-year treasury yield fell by 2% over the past year to a yield of 0.2%. The 10-year treasury yield sank to an all-time low of 0.31% in March before rising to a yield of 0.64% on April 30.

Looking forward the expectation is for the Fed to maintain a zero-interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2023. Longer term interest rates will be determined by news of a vaccine and whether the economy starts to recover.

The change in key interest rates over the last twelve months is presented below.

	4/30/19	10/31/19	4/30/20

Federal Fund Target	2.25% - 2.50%	1.50% - 1.75%	0.00% - 0.25%

3-Month LIBOR	2.576%	1.902%	0.556%

2-Year Treasury Note	2.27%	1.52%	0.20%

10-Year Treasury Note	2.51%	1.69%	0.64%

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2020:

Wilmington U.S. Government Money Market Fund – Administrative Class	1.21%
Wilmington U.S. Government Money Market Fund – Institutional Class	1.56%
Wilmington U.S. Government Money Market Fund – Select Class	1.46%
Wilmington U.S. Government Money Market Fund – Service Class	1.08%
iMoneyNet, Inc. Government & Agency Institutional Average	1.49%
Lipper U.S. Government Money Market Funds Average	1.45%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	1.20%
Wilmington U.S. Treasury Money Market Fund – Institutional Class*	0.61%
Wilmington U.S. Treasury Money Market Fund – Select Class	1.44%
Wilmington U.S. Treasury Money Market Fund – Service Class	1.07%
iMoneyNet, Inc. Treasury and Repo Institutional Average	1.45%
Lipper U.S. Treasury Money Market Funds Average	1.28%

* Since Inception (October 16, 2019) Return is not annualized

Source: iMoneyNet, Inc. and Lipper

April 30, 2020 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 1-800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2020, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

London Interbank Offered Rate (“LIBOR”) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world.

ANNUAL REPORT / April 30, 2020 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2020.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,003.80	$2.99	0.60%
Institutional Class	$1,000.00	$1,005.40	$1.35	0.27%
Select Class	$1,000.00	$1,004.90	$1.84	0.37%
Service Class	$1,000.00	$1,003.20	$3.54	0.71%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,021.88	$3.02	0.60%
Institutional Class	$1,000.00	$1,023.52	$1.36	0.27%
Select Class	$1,000.00	$1,023.02	$1.86	0.37%
Service Class	$1,000.00	$1,021.33	$3.57	0.71%
WILMINGTON U.S. TREASURY MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,003.80	$2.84	0.57%
Institutional Class	$1,000.00	$1,005.40	$1.25	0.25%
Select Class	$1,000.00	$1,004.90	$1.74	0.35%
Service Class	$1,000.00	$1,003.20	$3.29	0.66%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,022.03	$2.87	0.57%
Institutional Class	$1,000.00	$1,023.62	$1.26	0.25%
Select Class	$1,000.00	$1,023.12	$1.76	0.35%
Service Class	$1,000.00	$1,021.58	$3.32	0.66%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2020 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	48.4%
Repurchase Agreements	26.5%
U.S. Treasury Obligations	19.9%
Money Market Funds	5.2%
Other Assets and Liabilities – Net[1]	(0.0)%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 48.4%

FEDERAL FARM CREDIT BANK (FFCB) – 11.7%

0.51%, 5/19/20‡	$50,000,000	$49,987,500

0.51%, 6/01/20‡	50,000,000	49,978,472

0.51%, 6/12/20‡	50,000,000	49,970,833

1.60%, 7/01/20‡	19,000,000	18,949,777

0.36%, 7/23/20‡	185,000,000	184,850,715

(1 Month USD LIBOR - 0.01%), 0.80%, 9/15/20Δ	50,000,000	49,999,265

0.51%, 10/05/20‡	50,000,000	49,890,972

0.65%, 10/13/20	22,300,000	22,302,749

(3 Month USD LIBOR - 0.13%), 1.56%, 11/16/20Δ	50,000,000	49,997,958

0.54%, 11/18/20‡	50,000,000	49,852,042

1.58%, 11/25/20‡	41,000,000	40,637,560

(1 Month USD LIBOR + 0.50%), 0.83%, 1/12/21Δ	50,000,000	49,998,264

(SOFRRATE + 0.11%), 0.12%, 1/15/21Δ	20,000,000	20,000,000

0.31%, 1/27/21‡	125,000,000	124,717,708

0.49%, 2/05/21‡	90,000,000	89,664,000

0.49%, 2/17/21‡	75,000,000	74,708,000

(SOFRRATE + 0.28%), 0.29%, 4/01/21Δ	50,000,000	50,000,000

0.45%, 4/08/21	20,000,000	20,000,000

(U.S. Treasury 3 Month Bill Money Market Yield + 0.23%), 0.35%, 5/26/21Δ	25,000,000	25,000,000

Description	Par Value	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.30%), 0.42%, 8/02/21Δ	$25,000,000	$25,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$1,095,505,815

FEDERAL HOME LOAN BANK (FHLB) – 25.2%

1.61%, 5/01/20‡	54,000,000	54,000,000

0.78%, 5/04/20‡	175,000,000	174,988,854

0.90%, 5/06/20‡	190,000,000	189,976,688

1.60%, 5/13/20‡	100,000,000	99,947,900

(SOFRRATE + 0.02%), 0.03%, 5/22/20Δ	25,000,000	25,000,000

1.04%, 5/26/20‡	25,000,000	24,982,292

1.40%, 5/29/20‡	123,789,000	123,657,544

1.43%, 6/04/20‡	100,000,000	99,867,778

(SOFRRATE + 0.02%), 0.03%, 6/05/20Δ	15,000,000	15,000,000

(3 Month USD LIBOR - 0.22%), 0.78%, 6/08/20Δ	50,000,000	50,000,000

0.49%, 6/10/20‡	50,000,000	49,973,333

1.06%, 6/12/20‡	61,513,000	61,438,403

0.17%, 6/15/20‡	100,000,000	99,978,750

0.17%, 7/08/20‡	150,000,000	149,952,117

1.13%, 7/15/20‡	89,020,000	88,814,822

(SOFRRATE + 0.10%), 0.11%, 7/17/20Δ	30,000,000	30,000,000

1.61%, 7/31/20‡	75,000,000	74,702,354

0.16%, 8/03/20‡	125,000,000	124,947,778

(SOFRRATE + 0.03%), 0.04%, 8/05/20Δ	50,000,000	50,000,000

1.58%, 8/12/20‡	49,795,000	49,575,598

(SOFRRATE + 0.04%), 0.05%, 8/25/20Δ	26,000,000	26,000,000

ANNUAL REPORT / April 30, 2020

5 PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

0.94%, 9/02/20‡	$73,000,000	$72,769,670

0.53%, 9/18/20	50,000,000	49,991,632

(3 Month USD LIBOR - 0.20%), 1.65%, 11/16/20Δ	50,000,000	50,000,000

(1 Month USD LIBOR - 0.02%), 0.47%, 11/27/20Δ	100,000,000	100,000,000

0.43%, 12/14/20‡	100,000,000	99,735,167

(SOFRRATE + 0.10%), 0.11%, 12/23/20Δ	90,400,000	90,400,000

(3 Month USD LIBOR - 0.17%), 1.15%, 1/08/21Δ	100,000,000	100,000,000

(SOFRRATE + 0.04%), 0.05%, 2/09/21Δ	30,000,000	30,000,000

(SOFRRATE + 0.23%), 0.24%, 4/13/21Δ	25,000,000	25,000,000

(3 Month USD LIBOR - 0.14%), 0.90%, 4/23/21Δ	50,000,000	50,000,000

(SOFRRATE + 0.15%), 0.16%, 9/03/21Δ	23,000,000	23,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$2,353,700,680

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 7.2%

(SOFRRATE + 0.01%), 0.02%, 5/13/20Δ	50,000,000	50,000,000

1.59%, 5/19/20‡	50,000,000	49,961,000

0.69%, 7/17/20‡	100,000,000	99,854,556

0.13%, 7/20/20‡	50,000,000	49,985,778

(SOFRRATE + 0.01%), 0.02%, 7/22/20Δ	100,000,000	100,000,000

0.12%, 8/19/20‡	100,000,000	99,963,333

(SOFRRATE + 0.03%), 0.04%, 8/21/20Δ	100,000,000	100,000,000

(SOFRRATE + 0.04%), 0.05%, 12/04/20Δ	50,000,000	50,000,000

(SOFRRATE + 0.05%), 0.06%, 3/05/21Δ	25,000,000	25,000,000

(SOFRRATE + 0.32%), 0.33%, 9/23/21Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$674,764,667

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 4.3%

0.30%, 6/22/20	31,919,000	31,973,220

0.20%, 7/15/20‡	60,000,000	59,975,000

0.10%, 7/22/20‡	34,000,000	33,992,256

0.22%, 8/14/20‡	25,000,000	24,983,958

0.22%, 9/02/20‡	148,500,000	148,387,470

(SOFRRATE + 0.30%), 0.31%, 1/07/22Δ	25,000,000	25,000,000

(SOFRRATE + 0.39%), 0.40%, 4/15/22Δ	50,000,000	50,000,000

(SOFRRATE + 0.32%), 0.33%, 4/27/22Δ	25,000,000	25,000,000

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$399,311,904

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $4,523,283,066)		$4,523,283,066

U.S. TREASURY OBLIGATIONS – 19.9%

U.S. TREASURY BILLS – 16.1%

0.11%, 5/05/20‡	100,000,000	99,998,828

0.10%, 5/07/20‡	50,000,000	49,999,167

0.10%, 5/12/20‡	150,000,000	149,995,493

Description	Par Value	Value

0.07%, 5/19/20‡	$200,000,000	$199,993,475

0.08%, 5/26/20‡	200,000,000	199,989,444

0.12%, 5/28/20‡	200,000,000	199,982,525

0.08%, 6/04/20‡	250,000,000	249,981,206

0.07%, 6/09/20‡	100,000,000	99,992,958

0.09%, 6/23/20‡	200,000,000	199,975,248

0.11%, 8/11/20‡	50,000,000	49,984,983

TOTAL U.S. TREASURY BILLS		$1,499,893,327

U.S. TREASURY NOTES – 3.8%

1.65%, 5/31/20	50,000,000	49,989,030

1.63%, 7/15/20	75,000,000	74,980,025

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 0.17%, 10/31/20Δ	60,570,000	60,570,000

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 0.26%, 4/30/21Δ	125,000,000	124,993,466

(U.S. Treasury 3 Month Bill Money Market Yield + 0.22%), 0.35%, 7/31/21Δ	49,934,000	49,943,165

TOTAL U.S. TREASURY NOTES		$360,475,686

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,860,369,013)		$1,860,369,013

	Number of Shares

MONEY MARKET FUNDS – 5.2%

Blackrock Liquidity FedFund Institutional Shares, 0.21%^	266,386,786	$266,386,786

Dreyfus Government Cash Management Fund, Institutional Shares, 0.17%^	166,902,610	166,902,610

Federated Treasury Obligations Fund, Institutional Shares, 0.16%^	32,688,721	32,688,721

Goldman Sachs Financial Square Funds Treasury Obligations Fund, Institutional Shares, 0.21%^	15,228,923	15,228,923

TOTAL MONEY MARKET FUNDS (COST $481,207,040)		$481,207,040

	Par Value

REPURCHASE AGREEMENTS – 26.5%

Canadian Imperial Bank, 0.02%, dated 4/30/20, due 5/01/20, repurchase price $200,000,111, collateralized by U.S. Treasury Securities, 0.75% to 3.63%, maturing 5/15/21 to 2/15/49; total market value of $200,000,042.	$200,000,000	$200,000,000

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS 6

Wilmington U.S. Government Money Market Fund (concluded)

Description	Par Value	Value

Credit Suisse First Boston LLC, 0.02%, dated 4/30/20, due 5/01/20, repurchase price $55,000,031, collateralized by U.S. Treasury Securities, 0.00% to 2.63%, maturing 2/28/21 to 1/15/29; total market value of $56,100,032.	$55,000,000	$55,000,000

Deutsche Bank Securities, Inc., 0.02%, dated 4/30/20, due 5/01/20, repurchase price $278,000,154, collateralized by U.S. Treasury Securities, 0.00% to 2.25%, maturing 1/28/21 to 11/15/27; total market value of $283,560,002.	278,000,000	278,000,000

FICC Bank of New York, 0.03%, dated 4/30/20, due 5/01/20, repurchase price $250,000,208, collateralized by U.S. Treasury Securities, 2.13% to 2.88%, maturing 3/31/24 to 8/15/28; total market value of $255,000,068.	250,000,000	250,000,000

Mizuho Securities USA, 0.03%, dated 4/30/20, due 5/01/20, repurchase price $150,000,125, collateralized by U.S. Government Agency & U.S. Treasury Securities, 0.00% to 6.00%, maturing 5/22/20 to 9/01/49; total market value of $153,000,071.	150,000,000	150,000,000

Description	Par Value	Value

RBC Capital Markets LLC, 0.03%, dated 4/30/20, due 5/01/20, repurchase price $1,100,000,917, collateralized by U.S. Government Agency Securities, 2.14% to 5.50%, maturing 12/01/20 to 9/20/63; total market value of $1,122,000,000.	$1,100,000,000	$1,100,000,000

TD Securities, Inc., 0.04%, dated 4/30/20, due 5/01/20, repurchase price $440,000,489, collateralized by U.S. Government Agency Securities, 3.00% to 3.50%, maturing 11/01/49 to 4/01/50; total market value of $453,200,001.	440,000,000	440,000,000

TOTAL REPURCHASE AGREEMENTS (COST $2,473,000,000)		$2,473,000,000

TOTAL INVESTMENTS – 100.0% (COST $9,337,859,119)		$9,337,859,119

OTHER LIABILITIES LESS ASSETS – 0.0%**		(1,970,342)

TOTAL NET ASSETS – 100.0%		$9,335,888,777

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$4,523,283,066	$—	$4,523,283,066

U.S. Treasury Obligations	—	1,860,369,013	—	1,860,369,013

Money Market Funds	481,207,040	—	—	481,207,040

Repurchase Agreements	—	2,473,000,000	—	2,473,000,000

Total	$481,207,040	$8,856,652,079	$—	$9,337,859,119

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Corporation
SOFRRATE	Secured Overnight Financing Rate
USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2020, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	53.5%
Repurchase Agreements	38.6%
Money Market Funds	7.9%
Other Assets and Liabilities – Net[1]	(0.0%)[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2020

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 53.5%

U.S. TREASURY BILLS – 39.2%

0.83%, 5/05/20‡	$100,000,000	$99,990,889

1.57%, 5/07/20‡	25,000,000	24,993,604

1.59%, 5/14/20‡	50,000,000	49,972,014

1.56%, 6/11/20‡	50,000,000	49,913,302

0.09%, 6/23/20‡	75,000,000	74,990,615

0.16%, 7/28/20‡	50,000,000	49,980,322

1.56%, 8/06/20‡	75,000,000	74,692,833

0.11%, 8/11/20‡	25,000,000	24,992,492

0.41%, 9/10/20‡	100,000,000	99,850,767

TOTAL U.S. TREASURY BILLS		$549,376,838

U.S. TREASURY NOTES – 14.3%

1.63%, 7/15/20	20,130,000	20,124,639

(U.S. Treasury 3 Month Bill Money Market Yield + 0.04%), 0.17%, 7/31/20Δ	50,000,000	49,964,467

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 0.17%, 10/31/20Δ	6,000,000	6,000,000

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 0.26%, 4/30/21Δ	100,000,000	99,962,952

(U.S. Treasury 3 Month Bill Money Market Yield + 0.15%), 0.28%, 1/31/22Δ	25,000,000	25,015,071

TOTAL U.S. TREASURY NOTES		$201,067,129

TOTAL U.S. TREASURY OBLIGATIONS (COST $750,443,967)		$750,443,967

Description	Number of Shares	Value

MONEY MARKET FUNDS – 7.9%

Blackrock Liquidity Funds T-Fund Institutional Shares, 0.12%^	36,701,393	$36,701,393

Federated Treasury Obligations Fund, Institutional Shares, 0.16%^	37,035,089	37,035,089

Goldman Sachs Financial Square Funds Treasury Obligations Fund, Institutional Shares, 0.21%^	37,708,097	37,708,097

TOTAL MONEY MARKET FUNDS (COST $111,444,579)		$111,444,579

	Par Value

REPURCHASE AGREEMENTS – 38.6%

Credit Suisse First Boston LLC, 0.02%, dated 4/30/20, due 5/1/20, repurchase price $40,000,022 collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/15/20 to 2/15/43; total market value of $40,800,024.	$40,000,000	$40,000,000

April 30, 2020 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS 8

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.02%, dated 4/30/20, due 5/1/20, repurchase price $22,000,012, collateralized by U.S. Treasury Securities, 0.00% to 0.24%, maturing 8/13/20 to 1/31/21; total market value of $22,440,088.	$22,000,000	$22,000,000

RBC Capital Markets LLC, 0.02%, dated 4/30/20, due 5/1/20, repurchase price $480,000,267 collateralized by U.S. Treasury Securities, 0.13% to 3.75%, maturing 4/15/22 to 5/15/46; total market value of $489,600,131.	480,000,000	480,000,000

TOTAL REPURCHASE AGREEMENTS (COST $542,000,000)		$542,000,000

Description	Value
TOTAL INVESTMENTS – 100.0% (COST $1,403,888,546)	$1,403,888,546

OTHER LIABILITIES LESS ASSETS – 0.0%**	(244,140)

TOTAL NET ASSETS – 100.0%	$1,403,644,406

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

U.S. Treasury Obligations	$—	$750,443,967	$—	$750,443,967

Money Market Funds	111,444,579	—	—	111,444,579

Repurchase Agreements	—	542,000,000	—	542,000,000

Total	$111,444,579	$1,292,443,967	$—	$1,403,888,546

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown in the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

**	Represents less than 0.05%.

The following acronym is used throughout this Fund:

LLC                 Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

9 STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2020	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$9,337,859,119	$1,403,888,546

Investments in repurchase agreements, at value	$2,473,000,000	$542,000,000
Investments in securities, at value	6,864,859,119	861,888,546

TOTAL INVESTMENTS	9,337,859,119	1,403,888,546

Cash	96,898	96,898
Income receivable	2,114,255	107,366
Receivable for shares sold	452,585	260,140
Prepaid assets	81,479	29,221

TOTAL ASSETS	9,340,604,336	1,404,382,171

LIABILITIES:
Income distribution payable	917,211	155,753
Payable for shares redeemed	529,167	64,252
Payable for Trustees’ fees	8,973	8,973
Payable for administration fees	226,823	33,863
Payable for distribution services fees	162,841	45,112
Payable for shareholder services fees	641,167	104,219
Payable for investment advisory fees	1,597,727	146,087
Other accrued expenses	631,650	179,506

TOTAL LIABILITIES	4,715,559	737,765

NET ASSETS	$9,335,888,777	$1,403,644,406

NET ASSETS CONSIST OF:
Paid-in capital	$9,335,888,813	$1,403,642,417
Distributable earnings (loss)	(36)	1,989

TOTAL NET ASSETS	$9,335,888,777	$1,403,644,406

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,509,321,598	$360,462,816

Shares outstanding (unlimited shares authorized)	1,509,567,677	360,501,145

Net Asset Value and Offering Price per share	$1.000	$1.000

Institutional Class
Net Assets	$1,745,742,440	$50,788,587

Shares outstanding (unlimited shares authorized)	1,745,809,449	50,788,919

Net Asset Value and Offering Price per share	$1.000	$1.000

Select Class
Net Assets	$4,912,640,023	$992,204,853

Shares outstanding (unlimited shares authorized)	4,913,100,845	992,219,087

Net Asset Value and Offering Price per share	$1.000	$1.000

Service Class
Net Assets	$1,168,184,716	$188,150

Shares outstanding (unlimited shares authorized)	1,168,143,236	188,148

Net Asset Value and Offering Price per share	$1.000	$1.000

See Notes which are an integral part of the Financial Statements

April 30, 2020

STATEMENTS OF OPERATIONS 10

Year Ended April 30, 2020	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$1,252,311	$452,854
Interest	139,681,689	28,773,246

TOTAL INVESTMENT INCOME	140,934,000	29,226,100

EXPENSES:
Investment advisory fees	19,841,275	4,111,897
Administration fees	2,438,532	506,213
Portfolio accounting and administration fees	1,397,724	296,910
Transfer and dividend disbursing agent fees and expenses	61,548	12,994
Custodian fees	177,258	75,318
Trustees’ fees	54,369	54,369
Professional fees	101,809	123,647
Distribution services fee—Administrative Class	3,318,889	733,778
Distribution services fee—Service Class	2,795,862	285
Shareholder services fee— Administrative Class	3,318,889	733,778
Shareholder services fee— Select Class	10,855,150	3,282,966
Shareholder services fee— Service Class	2,795,862	285
Share registration costs	55,334	59,777
Printing and postage	177,809	30,336
Miscellaneous	318,792	136,637

TOTAL EXPENSES	47,709,102	10,159,190

Waiver/reimbursement by investment advisor	(3,195,872)	(1,296,200)
Waiver of distribution services fee—Administrative Class	(166,180)	(38,969)
Waiver of distribution services fee—Service Class	(275,521)	(51)
Waiver of shareholder services fee—Administrative Class	(1,990,440)	(439,872)
Waiver of shareholder services fee—Select Class	(6,580,503)	(1,975,624)
Waiver of shareholder services fee—Service Class	(45,736)	(4)

TOTAL WAIVERS AND REIMBURSEMENTS	(12,254,252)	(3,750,720)

Net expenses	35,454,850	6,408,470

Net investment income	105,479,150	22,817,630

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	26,362	9,003

Net realized gain (loss) on investments	26,362	9,003

Change in net assets resulting from operations	$105,505,512	$22,826,633

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

11 STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019
OPERATIONS:
Net investment income	$105,479,150	$112,042,656	$22,817,630	$22,930,187
Net realized gain (loss) on investments	26,362	6,231	9,003	6,288

Change in net assets resulting from operations	105,505,512	112,048,887	22,826,633	22,936,475

DISTRIBUTIONS TO SHAREHOLDERS:
Administrative Class	(15,638,028)	(22,569,370)	(3,367,609)	(4,975,018)
Institutional Class	(16,010,624)	(10,428,860)	(449,968)	—
Select Class	(61,857,851)	(61,807,693)	(19,005,385)	(17,954,316)
Service Class	(12,003,710)	(17,236,747)	(1,108)	(854)

Total distributions to shareholders	(105,510,213)	(112,042,670)	(22,824,070)	(22,930,188)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	5,654,548,559	5,088,350,602	1,037,961,294	1,131,372,451
Institutional Class	3,880,022,217	1,585,136,902	1,100,749,168	—
Select Class	9,865,138,562	9,292,845,289	2,938,441,833	3,897,796,606
Service Class	2,868,472,912	3,125,890,676	203,585	151,887
Distributions reinvested
Administrative Class	741	1,085	35,569	24,993
Institutional Class	187,667	399,301	—	—
Select Class	5,448,805	5,136,312	1,329,643	1,891,396
Service Class	3,850,166	4,965,924	1,108	842
Cost of shares redeemed
Administrative Class	(5,442,512,780)	(4,987,743,339)	(960,858,127)	(1,188,864,124)
Institutional Class	(2,561,580,453)	(1,862,857,258)	(1,049,960,250)	—
Select Class	(9,368,060,263)	(8,161,827,482)	(3,151,207,591)	(3,486,260,690)
Service Class	(2,895,348,366)	(3,189,828,167)	(101,585)	(111,035)

Change in net assets resulting from share transactions	2,010,167,767	900,469,845	(83,405,353)	356,002,326

Change in net assets	2,010,163,066	900,476,062	(83,402,790)	356,008,613
NET ASSETS:
Beginning of year	7,325,725,711	6,425,249,649	1,487,047,196	1,131,038,583

End of year	$9,335,888,777	$7,325,725,711	$1,403,644,406	$1,487,047,196

April 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS (concluded) 12

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	5,654,548,559	5,088,350,602	1,037,961,293	1,131,372,451
Institutional Class	3,880,022,217	1,585,136,902	1,100,749,168	—
Select Class	9,865,138,562	9,292,845,289	2,938,441,833	3,897,796,606
Service Class	2,868,472,911	3,125,890,676	203,585	151,887
Distributions reinvested
Administrative Class	741	1,085	35,569	24,993
Institutional Class	187,667	399,301	—	—
Select Class	5,448,805	5,136,312	1,329,643	1,891,396
Service Class	3,850,166	4,965,924	1,108	842
Shares redeemed
Administrative Class	(5,442,512,780)	(4,987,743,339)	(960,858,127)	(1,188,864,124)
Institutional Class	(2,561,580,453)	(1,862,857,258)	(1,049,960,249)	—
Select Class	(9,368,060,263)	(8,161,827,482)	(3,151,207,591)	(3,486,260,690)
Service Class	(2,895,348,366)	(3,189,828,167)	(101,585)	(111,035)

Net change in shares outstanding	2,010,167,766	900,469,845	(83,405,353)	356,002,326

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

13 FINANCIAL HIGHLIGHTS

    For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.013	0.016	0.006	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)
Total Income (Loss) From Operations	0.013	0.016	0.006	0.000		0.000
Less Distributions From:
Net Investment Income	(0.013)	(0.016)	(0.006)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return	1.21%	1.57%	0.56%	0.04%		0.02%
Net Assets, End of Year (000’s)	$1,509,322	$1,297,285	$1,196,676	$1,516,147		$1,619,679
Ratios to Average Net Assets
Gross Expense(b)	0.81%	0.82%	0.82%	0.89%		0.97%
Net Expenses(b)(c)	0.61%	0.62%	0.62%	0.42%		0.18%
Net Investment Income	1.18%	1.57%	0.54%	0.04%		0.02%

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
INSTITUTIONAL CLASS	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.016	0.019	0.009	0.001		0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)
Total Income (Loss) From Operations	0.016	0.019	0.009	0.001		0.000
Less Distributions From:
Net Investment Income	(0.016)	(0.019)	(0.009)	(0.001)		(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return	1.56%	1.92%	0.91%	0.17%		0.02%
Net Assets, End of Year (000’s)	$1,745,742	$427,114	$704,435	$359,524		$12,840
Ratios to Average Net Assets
Gross Expense(b)	0.31%	0.32%	0.32%	0.34%		0.47%
Net Expenses(b)(c)	0.27%	0.27%	0.27%	0.27%		0.13%
Net Investment Income	1.39%	1.92%	0.97%	0.21%		0.01%

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
SELECT CLASS	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.015	0.018	0.008	0.001		0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)
Total Income (Loss) From Operations	0.015	0.018	0.008	0.001		0.000
Less Distributions From:
Net Investment Income	(0.015)	(0.018)	(0.008)	(0.001)		(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return	1.46%	1.82%	0.81%	0.13%		0.02%
Net Assets, End of Year (000’s)	$4,912,640	$4,410,116	$3,273,958	$3,671,694		$976,287
Ratios to Average Net Assets
Gross Expense(b)	0.56%	0.57%	0.57%	0.61%		0.72%
Net Expenses(b)(c)	0.37%	0.37%	0.37%	0.33%		0.18%
Net Investment Income	1.42%	1.82%	0.80%	0.15%		0.02%

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS 14

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
SERVICE CLASS	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.011	0.014	0.004	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)
Total Income (Loss) From Operations	0.011	0.014	0.004	0.000		0.000
Less Distributions From:
Net Investment Income	(0.011)	(0.014)	(0.004)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return	1.08%	1.42%	0.41%	0.01%		0.01%
Net Assets, End of Year (000’s)	$1,168,185	$1,191,211	$1,250,181	$1,364,106		$794,950
Ratios to Average Net Assets
Gross Expense(b)	0.81%	0.82%	0.82%	0.88%		0.97%
Net Expenses(b)(c)	0.74%	0.77%	0.77%	0.46%		0.18%
Net Investment Income	1.07%	1.41%	0.41%	0.01%		0.01%

(a)	Represents less than $0.001.
(b)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

15 FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2020		April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016

Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.013		0.016	0.006	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.013		0.016	0.006	0.000		0.000
Less Distributions From:
Net Investment Income	(0.013)		(0.016)	(0.006)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000		$1.000

Total Return	1.20%		1.58%	0.57%	0.03%		0.01%
Net Assets, End of Year (000’s)	$360,463		$283,323	$340,788	$479,284		$646,349
Ratios to Average Net Assets
Gross Expense(c)	0.83%		0.83%	0.84%	0.91%		0.99%
Net Expenses(c)(d)	0.59%		0.60%	0.60%	0.39%		0.15%
Net Investment Income	1.15%		1.54%	0.53%	0.03%		0.01%

INSTITUTIONAL CLASS	For the Period October 16, 2019* through April 30, 2020

Net Asset Value, Beginning of Period	$1.000
Income (Loss) From Operations:
Net Investment Income	0.007
Net Realized Gain (Loss) on Investments	0.000	(a)
Total Income (Loss) From Operations	0.007
Less Distributions From:
Net Investment Income	(0.007)
Net Asset Value, End of Period	$1.000

Total Return	0.61	%(e)
Net Assets, End of Period (000’s)	$50,788
Ratios to Average Net Assets
Gross Expense(c)	0.32	%(f)
Net Expenses(c)(d)	0.25	%(f)
Net Investment Income	1.18	%(f)

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
SELECT CLASS	April 30, 2020		April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016

Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.015		0.018	0.008	0.001		0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.015		0.018	0.008	0.001		0.000
Less Distributions From:
Net Investment Income	(0.015)		(0.018)	(0.008)	(0.001)		(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000		$1.000

Total Return	1.44%		1.83%	0.82%	0.12%		0.01%
Net Assets, End of Year (000’s)	$992,205		$1,203,639	$790,207	$311,815		$242,597
Ratios to Average Net Assets
Gross Expense(c)	0.58%		0.58%	0.59%	0.66%		0.74%
Net Expenses(c)(d)	0.35%		0.35%	0.35%	0.31%		0.15%
Net Investment Income	1.45%		1.85%	0.89%	0.13%		0.01%

April 30, 2020 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded) 16

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
SERVICE CLASS(a)	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.011	0.014	0.004	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.011	0.014	0.004	0.000		0.000
Less Distributions From:
Net Investment Income	(0.011)	(0.014)	(0.004)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return	1.07%	1.43%	0.42%	0.01%		0.01%
Net Assets, End of Year (000’s)	$188	$85	$44	$31		$26
Ratios to Average Net Assets
Gross Expense(c)	0.84%	0.83%	0.84%	0.90%		0.97%
Net Expenses(c)(d)	0.70%	0.75%	0.74%	0.42%		0.17%
Net Investment Income	0.97%	1.40%	0.44%	0.01%		0.01%

(a)	Represents less than $0.001.
(b)	Represents less than 0.01%.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment manager and other service providers voluntarily waived a portion of their fees.
(e)	Total returns for periods of less than one year, if any, are not annualized.
(f)	Annualized for periods less than one year.
*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2020

17 NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2020

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 18

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure (2)
U.S. Government Money Market Fund
Canadian Imperial Bank	$200,000,000	$200,000,000	$—	$—
Credit Suisse First Boston LLC	55,000,000	55,000,000	—	—
Deutsche Bank Securities, Inc.	278,000,000	278,000,000	—	—
FICC Bank of New York	250,000,000	250,000,000	—	—
Mizuho Securities USA	150,000,000	150,000,000	—	—
RBC Capital Markets LLC	1,100,000,000	1,100,000,000	—	—
TD Securities, Inc.	440,000,000	440,000,000	—	—

	$2,473,000,000	$2,473,000,000	$—	$—

U.S. Treasury Money Market Fund
Credit Suisse First Boston LLC	40,000,000	40,000,000	—	—
Deutsche Bank Securities, Inc.	22,000,000	22,000,000	—	—
RBC Capital Markets LLC	480,000,000	480,000,000	—	—

	$542,000,000	$542,000,000	$—	$—

(1)  The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)  Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2020, the Funds did not incur any interest or penalties.

3.	FEDERAL TAX INFORMATION

As of April 30, 2020 there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2019, 2018, and 2017, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAVs of the Funds. As of April 30, 2020, there were no reclassifications.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions for the corresponding fiscal year ends were as follows:

ANNUAL REPORT / April 30, 2020

19 NOTES TO FINANCIAL STATEMENTS (continued)

	2020		2019

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Government Money Market Fund	$105,510,213	$—	$112,042,670	$—
U.S. Treasury Money Market Fund	22,824,070	—	22,930,188	—

*    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2020 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
U.S. Government Money Market Fund	$917,175	$ —	$(917,211)	$—	$—	$—
U.S. Treasury Money Market Fund	155,741	2,001	(155,753)	—	—	—
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2020, none of the Funds have any losses deferred to May 1, 2020.

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2020:

Fund	Capital Loss Carryforwards Utilized
U.S. Treasury Money Market Fund	$562

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

During the year ended April 30, 2020, WFMC has agreed to reduce its advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2020, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Fund’s distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

	Current Contractual Expense Limitations

Fund	Administrative Class	Institutional Class	Select Class	Service Class

U.S. Government Money
Market Fund	0.62%	0.27%	0.37%	0.77%

U.S. Treasury Money
Market Fund*	0.60%	0.25%	0.35%	0.75%

*    Effective October 16, 2019, the U.S. Treasury Money Market Fund launched a new Institutional Class.

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 20

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2020, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2020, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the following Funds which are listed below:

Fund	Distribution Fees
U.S. Government Money Market Fund	$5,665,239
U.S. Treasury Money Market Fund	695,594

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2020, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
U.S. Government Money Market Fund	$8,364,093
U.S. Treasury Money Market Fund	1,562,190

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

ANNUAL REPORT / April 30, 2020

21 NOTES TO FINANCIAL STATEMENTS (continued)

5.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers. The impact of the outbreak may be short term or may last for an extended period of time, which may have an unpredictable impact on Fund performance.

6.	LIBOR RISK

The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The LOC expired on April 2, 2020.

On April 2, 2020, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The LOC expires on April 1, 2021.

The Trust did not utilize the LOC during the year ended April 30, 2020.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13, (the “ASU”), which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10.	OTHER FUND INFORMATION

At a meeting held on June 5, 2019, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending April 30, 2020. PwC affirmed

April 30, 2020 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 22

their independence as an independent registered public accounting firm on June 19, 2019. During the fiscal years ended April 30, 2019 and 2018, Ernst & Young LLP (“E&Y”) audit reports’ on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2020

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations and changes in net assets for the year ended April 30, 2020, including the related notes, and the financial highlights for the year ended April 30, 2020 and for the period October 16, 2019 (commencement of operations for the Institutional Class of Wilmington U.S. Treasury Money Market Fund) through April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations and changes in each of their net assets for the year then ended, and each of the financial highlights for the year ended April 30, 2020 and for the period October 16, 2019 (commencement of operations for the Institutional Class of Wilmington U.S. Treasury Money Market Fund) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2020

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2020 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	24

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present);

Other Directorships Held: Trustee, RBB Fund Series Trust (32 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2018);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999), Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997); Captain, US Army (1989 to 1994).

ANNUAL REPORT / April 30, 2020 (unaudited)

25 BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Liberty Private Client, LLC (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to 4/20).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

April 30, 2020 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	26

Name Address Birth Year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2020 (unaudited)

27

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2020, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP after its first year of operation. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2020. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2020 (unaudited) / ANNUAL REPORT

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Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2020

29

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

• We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

• We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

• We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

• We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

• We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

• We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2020 / ANNUAL REPORT

30

• Information or data entered into a website will be retained.

• Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

• We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL REPORT / April 30, 2020

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Investment Advisor
Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890
Sub-Advisor
Wilmington Trust Investment Advisors, Inc. 1100 North Market Street 9th Floor Wilmington, DE 19890
Co-Administrator
Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890
Custodian
The Bank of New York Mellon 225 Liberty Street New York, NY 10286
Distributor
ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, PA 19103
WT-AR-MM-0420
Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com
We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Gregory P. Chandler, Nicholas A. Giordano, Donald E Foley.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2020 - $441,000

Fiscal year ended 2019 - $479,363

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2020 - $145,524

Fiscal year ended 2019 - $125,963

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $145,524 and $125,963, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)	Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2020 – $145,524

Fiscal year ended 2019 – $125,963

(h)

The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):    Wilmington Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date: July 2, 2020

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date: July 2, 2020

*	Print the name and title of each signing officer under his or her signature.